                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Check the appropriate box:

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BANKAMERICA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:



--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:




--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         The underlying per unit price of the transaction has been computed as follows:





     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                $20,349,709
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
                Registration Statement on Form S-4 of NationsBank Corporation (File No. 333-60553)
--------------------------------------------------------------------------------

     (3) Filing Party:
                NationsBank Corporation
--------------------------------------------------------------------------------

     (4) Date Filed:
                August 4, 1998
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

(NATIONSBANK(R) LOGO)                                         [BANKAMERICA LOGO]

                         MERGER PROPOSED--YOUR VOTE IS
                                 VERY IMPORTANT

     The Boards of Directors of BankAmerica Corporation and NationsBank Corporation have agreed on a merger of our two companies. Before we can complete this merger, the agreement must be approved by each company's shareholders. We are sending you this proxy statement-prospectus to ask you to vote in favor of the merger.

     The merger will create the first coast-to-coast United States banking franchise, under the name "BankAmerica Corporation." We believe the merger will provide the combined company with unprecedented capabilities in serving individuals, businesses and corporate, institutional and governmental clients across the nation and around the world. Taken together, our two companies have assets of approximately $579 billion and shareholders' equity of approximately $44 billion.

     BankAmerica shareholders will receive 1.1316 shares of common stock in the combined company for each BankAmerica share they own just before the merger. NationsBank shareholders will continue to own one share in the combined company for each NationsBank share they own just before the merger. We estimate that, on completion of the merger, the former NationsBank shareholders will own about 54% of the outstanding stock of the combined company and the former BankAmerica shareholders will own about 46%.

     Shortly before the merger between NationsBank and BankAmerica, NationsBank will reincorporate in Delaware, so that, when BankAmerica then merges with NationsBank, the combined company will also be a Delaware company. When we reincorporate NationsBank in Delaware, we will also increase the number of shares that the combined company will be able to issue. We are asking the NationsBank shareholders to approve this reincorporation merger as part of their approval of the merger with BankAmerica.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend your shareholder meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you sign, date and mail your proxy card without indicating how you want to vote, we will vote your proxy in favor of the merger. If you do not return your card, the effect will be a vote against the merger. BankAmerica shareholders may also vote by telephone or Internet, as described in this proxy statement-prospectus.

     The dates, times and places of the meetings are:

      For NationsBank shareholders:               For BankAmerica shareholders:
            September 24, 1998                          September 24, 1998
         12:00 noon Eastern Time                      9:00 a.m. Pacific Time
        International Trade Center                   Nob Hill Masonic Center
         200 North College Street                     1111 California Street
        Charlotte, North Carolina                   San Francisco, California

     This proxy statement-prospectus provides you with detailed information about the proposed merger. You can also get information about NationsBank and BankAmerica from documents we have filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully.

     We are very enthusiastic about this merger and the strength and capabilities we expect from the combined company. We join all the other members of each company's Board of Directors in our wholehearted recommendation that you vote in favor of the merger.

/s/ Hugh L. McCColl                                    [DAVID A. COULTER SIG]
Hugh L. McColl, Jr.                                    David A. Coulter
Chief Executive Officer                                Chairman of the Board
NationsBank Corporation                                and Chief Executive Officer
                                                       BankAmerica Corporation

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OF THE SECURITIES TO BE ISSUED UNDER THIS PROXY STATEMENT-PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT-PROSPECTUS IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE NOT SAVINGS OR DEPOSIT ACCOUNTS OR OTHER OBLIGATIONS OF ANY BANK OR NON-BANK SUBSIDIARY OF ANY OF THE PARTIES, AND THEY ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY.

            THIS PROXY STATEMENT-PROSPECTUS IS DATED AUGUST 4, 1998
       AND WAS FIRST MAILED TO SHAREHOLDERS ON OR ABOUT AUGUST 13, 1998.

WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION ABOUT THE MERGER OR OUR COMPANIES THAT DIFFERS FROM, OR ADDS TO, THE INFORMATION IN THIS PROXY STATEMENT-PROSPECTUS OR IN OUR DOCUMENTS THAT ARE PUBLICLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THEREFORE, IF ANYONE DOES GIVE YOU DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT.

IF YOU ARE IN A JURISDICTION WHERE IT IS UNLAWFUL TO OFFER TO EXCHANGE OR SELL, OR TO ASK FOR OFFERS TO EXCHANGE OR BUY, THE SECURITIES OFFERED BY THIS PROXY STATEMENT-PROSPECTUS OR TO ASK FOR PROXIES, OR IF YOU ARE A PERSON TO WHOM IT IS UNLAWFUL TO DIRECT SUCH ACTIVITIES, THEN THE OFFER PRESENTED BY THIS PROXY STATEMENT-PROSPECTUS DOES NOT EXTEND TO YOU.

THE INFORMATION CONTAINED IN THIS PROXY STATEMENT-PROSPECTUS SPEAKS ONLY AS OF ITS DATE UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

INFORMATION IN THIS PROXY STATEMENT-PROSPECTUS ABOUT NATIONSBANK HAS BEEN SUPPLIED BY NATIONSBANK, AND INFORMATION ABOUT BANKAMERICA HAS BEEN SUPPLIED BY BANKAMERICA.

                   A WARNING ABOUT FORWARD-LOOKING STATEMENTS

     Each company makes forward-looking statements in this document, and in our public documents to which we refer, that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our operations or the performance of the combined company after the merger. Also, when we use any of the words "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of each of our companies and the combined company after the merger. This could cause results or performance to differ materially from those expressed in our forward-looking statements. You should consider these risks when you vote on the merger. These possible events or factors include the following:

1. our revenues after the merger are lower than we expect, our restructuring charges are higher than we expect, we lose more deposits, customers or business than we expect, or our operating costs after the merger are greater than we expect;

2. competition among depository and other financial institutions increases significantly;

3. we have more trouble obtaining regulatory approvals for the merger than we expect;

4. we have more trouble integrating our businesses or retaining key personnel than we expect;

5. our costs savings from the merger are less than we expect, or we are unable to obtain those cost savings as soon as we expect;

6.  changes in the interest rate environment reduce our margins;

7.  general economic or business conditions are worse than we expect;

8.  legislative or regulatory changes adversely affect our business;

9. technological changes and systems integration are harder to make or more expensive than we expect; and

10. adverse changes occur in the securities markets.

                            BANKAMERICA CORPORATION

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 1998

                            ------------------------

     BankAmerica Corporation will hold a special meeting of shareholders at Nob Hill Masonic Center, 1111 California Street, in San Francisco, California, at 9:00 a.m. local time on September 24, 1998, to vote on:

     1. The Agreement and Plan of Reorganization, dated as of April 10, 1998, by and between NationsBank Corporation and BankAmerica Corporation, and the transactions contemplated by that agreement. These transactions include the merger of BankAmerica and NationsBank, following the reincorporation of NationsBank as a Delaware company.

     2. Any other matters that properly come before the special meeting, or any adjournments or postponements of the special meeting.

     Record holders of BankAmerica common stock at the close of business on August 4, 1998, will receive notice of and may vote at the special meeting, including any adjournments or postponements. The Agreement and Plan of Reorganization requires approval by the holders of a majority of the outstanding shares of BankAmerica common stock.

                                          [DAVID A. COULTER SIG]
                                          David A. Coulter
                                          Chairman of the Board
                                          and Chief Executive Officer

August 4, 1998

 PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, OR COMPLETE YOUR PROXY BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE
                     AGREEMENT AND PLAN OF REORGANIZATION.

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

     To find any one of the principal sections identified below, simply bend the document slightly to expose the black tabs and open the document to the tab which corresponds to the title of the section you wish to read. For your convenience, we have included an index of frequently used capitalized terms in this proxy statement in an Index of Defined Terms, which is printed after the summary of this proxy statement to help you locate it quickly.
                                                         TABLE OF CONTENTS
                                                                   SUMMARY
                                                    INDEX OF DEFINED TERMS
                                               NATIONSBANK SPECIAL MEETING
                                               BANKAMERICA SPECIAL MEETING
                                                                THE MERGER
                                MANAGEMENT AND OPERATIONS AFTER THE MERGER
                        COMPARATIVE RIGHTS OF SHAREHOLDERS OF NATIONSBANK,
                                      BANKAMERICA AND THE COMBINED COMPANY
                                  AMENDMENT TO THE NATIONSBANK CORPORATION
                                                   KEY EMPLOYEE STOCK PLAN
                       UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
                                                                APPENDICES

                      (This page intentionally left blank)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  The Companies.............................................    1
  The Merger................................................    1
  Comparative Per Share Market Price Information............    1
  Our Reasons for the Merger................................    2
  The Shareholders' Meetings................................    2
  Our Recommendations to Shareholders.......................    2
  Record Date; Voting Power.................................    2
  Votes Required............................................    2
  Exchange of Certificates..................................    3
  Conditions to Completion of the Merger....................    3
  Termination of the Merger Agreement.......................    3
  Federal Income Tax Consequences...........................    4
  Accounting Treatment......................................    4
  Opinions of Financial Advisors............................    4
  Board of Directors and Management of the Combined Company
     Following the Merger...................................    4
  Interests of Persons Involved in the Merger That Are
     Different from Yours...................................    5
  Options to Purchase Each Other's Stock....................    5
  Dissenters' Rights........................................    5
  Regulatory Approvals......................................    6
  Unaudited Comparative Per Share and Selected Financial
     Data...................................................    7
  Index of Defined Terms....................................   13
NATIONSBANK SPECIAL MEETING.................................   15
  General...................................................   15
  Matters to be Considered..................................   15
  Proxies...................................................   15
  Solicitation of Proxies...................................   16
  Record Date and Voting Rights.............................   16
  Recommendation of the NationsBank Board...................   17
BANKAMERICA SPECIAL MEETING.................................   19
  General...................................................   19
  Matters to be Considered..................................   19
  Proxies...................................................   19
  Solicitation of Proxies...................................   20
  Record Date and Voting Rights.............................   20
  Recommendation of the BankAmerica Board...................   21
THE MERGER..................................................   23
  Description of the Reincorporation Merger and the
     Merger.................................................   23
  Background of the Merger..................................   25
  Reasons of NationsBank for the Merger.....................   27
  Reasons of BankAmerica for the Merger.....................   29
  Opinion of NationsBank's Financial Advisor................   31
  Opinion of BankAmerica's Financial Advisor................   36
  The Reincorporation Merger................................   42
  The Effective Time........................................   42
  Exchange of Certificates..................................   42
  Conduct of Business Prior to the Merger and Other
     Covenants..............................................   43
  Conditions to the Reorganization..........................   45

                                                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
  Termination of the Merger Agreement.......................   46
  Waiver; Amendment; Expenses...............................   46
  Material Federal Income Tax Consequences..................   47
  Interests of Certain Persons in the Merger................   49
  NationsBank and BankAmerica Stock Option Agreements.......   52
  Accounting Treatment......................................   56
  Regulatory Matters........................................   56
  Restrictions on Resales by Affiliates.....................   57
  Dividend Reinvestment and Stock Purchase Plans............   58
  Rights of Dissenting Shareholders.........................   58
MANAGEMENT AND OPERATIONS AFTER THE MERGER..................   61
  Directors After the Merger................................   61
  Management After the Merger...............................   61
  Consolidation of Operations; Anticipated Cost Savings.....   61
PRICE RANGE OF COMMON STOCK AND DIVIDENDS...................   63
  Market Prices.............................................   63
  Dividends.................................................   64
INFORMATION ABOUT NATIONSBANK AND NATIONSBANK (DE)..........   64
  General...................................................   64
  Business Segment Operations...............................   65
  Management and Additional Information.....................   65
INFORMATION ABOUT BANKAMERICA...............................   66
  General...................................................   66
  Business Segment Operations...............................   66
  Management and Additional Information.....................   66
SUPERVISION AND REGULATION OF NATIONSBANK AND BANKAMERICA...   67
CAPITAL STOCK OF THE COMBINED COMPANY.......................   69
  Combined Company Common Stock.............................   70
  Combined Company Preferred Stock..........................   71
  Combined Company ESOP Preferred Stock.....................   71
  Combined Company Series B Preferred Stock.................   73
  Combined Company Series BB Preferred Stock................   73
COMPARATIVE RIGHTS OF SHAREHOLDERS OF NATIONSBANK,
  BANKAMERICA AND THE COMBINED COMPANY......................   75
  Board of Directors........................................   75
  Shareholder Vote Required for Business Combinations.......   75
  Shareholder Rights Plan...................................   76
  Shareholder Proposal and Nomination Procedures............   76
  Dissenters' Rights........................................   76
  Takeover Statutes.........................................   77
  Special Meeting of Shareholders...........................   77
  Shareholder Action By Written Consent.....................   77
  Director's Liability......................................   78
  Amendments to Articles of Incorporation...................   78

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
AMENDMENT TO THE NATIONSBANK CORPORATION KEY EMPLOYEE STOCK
  PLAN......................................................   79
  Number of Shares..........................................   79
  Administration............................................   79
  Eligibility...............................................   80
  Awards of Stock Options and Stock Appreciation Rights.....   80
  Awards of Restricted Stock and Performance Shares.........   80
  Certain Stock Plan Awards.................................   81
  Code Section 162(m).......................................   81
  Withholding for Payment of Taxes..........................   82
  Changes in Capitalization and Similar Changes.............   82
  Changes in Control........................................   82
  Amendment and Termination of the Plan.....................   82
  Federal Income Tax Treatment..............................   82
LEGAL OPINION...............................................   84
EXPERTS.....................................................   84
SHAREHOLDER PROPOSALS.......................................   84
OTHER MATTERS...............................................   84
WHERE YOU CAN FIND MORE INFORMATION.........................   85
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.........   87
NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL
  INFORMATION...............................................   93
APPENDIX A -- Agreement and Plan of Reorganization..........  A-1
APPENDIX B -- Plan of Reincorporation Merger................  B-1
APPENDIX C -- BankAmerica Option Agreement..................  C-1
APPENDIX D -- NationsBank Option Agreement..................  D-1
APPENDIX E -- Opinion of Merrill Lynch, Pierce, Fenner &
  Smith Incorporated........................................  E-1
APPENDIX F -- Opinion of Goldman, Sachs & Co. ..............  F-1
APPENDIX G -- Article 13 of the North Carolina Business
  Corporation Act...........................................  G-1
APPENDIX H -- Certificate of Incorporation of the Combined
  Company...................................................  H-1

                            ------------------------

                                                               TABLE OF CONTENTS

                      (This page intentionally left blank)

                                    SUMMARY

     This summary highlights selected information from this joint proxy statement-prospectus. It does not contain all of the information that is important to you. You should carefully read this entire document and the other documents to which we refer. These will give you a more complete description of the transactions we are proposing. For more information about the two companies, see "Where You Can Find More Information" (page 85). Each item in this summary refers to the pages where that subject is discussed more fully.

THE COMPANIES (PAGE 64)

NATIONSBANK CORPORATION
NationsBank Corporate Center
Charlotte, North Carolina 28255
(704) 386-5000

     NationsBank is a multi-bank holding company, providing retail banking products and services principally in the Southeastern, Mid-Atlantic and Midwestern United States, as well as in Texas and New Mexico. NationsBank provides corporate banking products and services throughout the United States. As of March 31, 1998, NationsBank's total assets were about $315 billion, deposits were about $170 billion and shareholders' equity was about $25 billion.

BANKAMERICA CORPORATION
555 California Street
San Francisco, California 94104
(415) 622-3530

     BankAmerica is a multi-bank holding company, providing retail banking products and services principally in the Western United States and in Texas, and corporate banking products and services throughout the United States and internationally. As of March 31, 1998, BankAmerica's total assets were about $265 billion, deposits were about $174 billion and shareholders' equity was about $19 billion.

THE MERGER (PAGE 23)

     The merger agreement is the document that governs the reincorporation of NationsBank and the merger of NationsBank with BankAmerica. Whenever we talk about NationsBank shareholders approving the merger agreement, we also mean the Plan of Reincorporation Merger. We encourage you to read the merger agreement and the Plan of Reincorporation Merger, which are attached as Appendices A and B.

     The merger agreement provides for the following transactions:
1. The reincorporation of NationsBank as a Delaware company. NationsBank will become a Delaware company by merging into its recently created Delaware subsidiary shortly before the merger between BankAmerica and the reincorporated NationsBank. Each NationsBank share outstanding prior to the merger will automatically become a share of NationsBank as a Delaware company. After the reincorporation, NationsBank will also be authorized to issue a greater number of shares than it is currently.

2. The merger of BankAmerica and NationsBank. After NationsBank's reincorporation, BankAmerica will merge into NationsBank. The combined company will be called "BankAmerica Corporation." BankAmerica shareholders will receive 1.1316 shares of the combined company for each BankAmerica share they own just before the merger.

COMPARATIVE PER SHARE MARKET PRICE INFORMATION (PAGE 63)

     Shares of NationsBank and BankAmerica trade on the New York Stock Exchange and other exchanges. On April 9, 1998, the last trading day before we signed the merger agreement, NationsBank common stock closed at $76.4375 per share and BankAmerica common stock closed at $86.50 per share. On July 31, 1998, NationsBank common stock closed at $79.75 per share and BankAmerica common stock closed at $89.75 per share.

     The market value of 1.1316 shares of the combined company would be $86.50 based on NationsBank's April 9, 1998 closing price and $90.245 based on NationsBank's July 31, 1998 closing price. Of course, the market price of NationsBank common stock will fluctuate prior to and after completion of the merger, but the exchange ratio is fixed. You should obtain current stock price quotations for NationsBank common

                                                                         SUMMARY
stock and BankAmerica common stock. You can get these quotes from a newspaper, on the Internet or by calling your broker.

OUR REASONS FOR THE MERGER (PAGE 27)

     The merger will combine the strengths of our individual companies and will create a company that will rank number one in domestic bank deposits. We expect that the combined company resulting from the merger will be able to achieve strong financial performance, with opportunities to increase revenues by providing a broader range of products and services to customers. We expect that within two years we will be able to reduce costs by about $1.3 billion after taxes each year by eliminating overlapping functions and processes and by applying the same technology throughout the combined company. We believe that our combined company will be better able to provide products and services to customers domestically and internationally, and will therefore create more value for shareholders.

THE SHAREHOLDERS' MEETINGS (PAGE 15)

     NationsBank Shareholders. We will hold the NationsBank special meeting at the International Trade Center, 200 North College Road, Charlotte, North Carolina, at 12:00 noon, on September 24, 1998. At this meeting, we will ask NationsBank shareholders:

1. to approve the merger agreement;

2. to amend the NationsBank Key Employee Stock Plan, which will then be the stock plan of the combined company; and

3. to act on any other matters that may be put to a vote at the NationsBank special meeting.

     BankAmerica Shareholders. We will hold the BankAmerica special meeting at Nob Hill Masonic Center, 1111 California Street, San Francisco, California, at 9:00 a.m., on September 24, 1998. At this meeting, we will ask BankAmerica shareholders:

1. to approve the merger agreement; and

2. to act on any other matters that may be put to a vote at the BankAmerica special meeting.

OUR RECOMMENDATIONS TO SHAREHOLDERS
(PAGES 17 AND 21)

     NationsBank Shareholders. The NationsBank Board of Directors believes that the merger is fair to you and in your best interests, and unanimously recommends that you vote "FOR" the proposal to approve the merger agreement. The NationsBank Board also unanimously recommends that you vote "FOR" the amendment of the NationsBank Key Employee Stock Plan.

     BankAmerica Shareholders. The BankAmerica Board of Directors believes that the merger is fair to you and in your best interests, and unanimously recommends that you vote "FOR" the proposal to approve the merger agreement.

RECORD DATE; VOTING POWER (PAGES 16 AND 20)

     NationsBank Shareholders. You may vote at the NationsBank special meeting if you owned NationsBank shares as of the close of business on August 4, 1998. You will have one vote for each share of NationsBank common stock or NationsBank Series B preferred stock you owned on August 4, 1998 and two votes for each share of NationsBank ESOP preferred stock you owned on that date.

     BankAmerica Shareholders. You may vote at the BankAmerica special meeting if you owned BankAmerica shares as of the close of business on August 4, 1998. You will have one vote for each share of BankAmerica common stock you owned on August 4, 1998.

VOTES REQUIRED (PAGES 17 AND 21)

     NationsBank Shareholders. In order to approve the merger, NationsBank shareholders holding a majority of votes of the outstanding shares of NationsBank common stock, Series B preferred stock and ESOP preferred stock, voting together as one class, must vote for the agreement. The amendment of the NationsBank Key Employee Stock Plan must be approved by a majority of the votes cast at the NationsBank special meeting.

     All together, the directors and executive officers of NationsBank and BankAmerica can cast less than 2.5% of the votes entitled to be cast at the NationsBank special meeting. We expect that they will vote all of their shares in favor of the matters to be voted on at the NationsBank special meeting.

SUMMARY

     BankAmerica Shareholders. In order to approve the merger, BankAmerica shareholders holding a majority of the outstanding shares of BankAmerica common stock must vote for the agreement.

     All together, the directors and executive officers of NationsBank and BankAmerica can cast less than 0.1% of the votes entitled to be cast at the BankAmerica special meeting. We expect that they will vote all of their shares for the merger agreement.

EXCHANGE OF CERTIFICATES (PAGE 42)

     If you are a NationsBank shareholder, you do not have to exchange your stock certificates in connection with the reincorporation of NationsBank or the merger with BankAmerica. Your existing certificates will continue to represent the same number of shares of the combined company as you held before the merger.

     If you are a holder of BankAmerica stock certificates, you will need to exchange them for new certificates or a book-entry position. If you hold BankAmerica shares in the form of a book entry with BankAmerica's transfer agent, those shares will automatically be exchanged. These new certificates and book-entry positions will both represent shares of the combined company. Shortly after we complete the merger, we will send BankAmerica shareholders detailed instructions on how to exchange their shares. Please do not send us any stock certificates until you receive these instructions if you want new stock certificates. However, if you want to exchange your stock certificates for a book-entry position you may send your stock certificates to the transfer agent at any time (call 1-800-642-9880 for instructions).

CONDITIONS TO COMPLETION OF THE MERGER
(PAGE 45)

     The completion of the merger depends on meeting a number of conditions, including the following:

1. NationsBank shareholders and BankAmerica shareholders must approve the merger agreement;

2. we must receive all required regulatory approvals and any waiting periods required by law must have passed;
3. there must be no governmental order blocking completion of the merger, and no proceedings by a government body trying to block the merger;

4. we must receive a legal opinion confirming the tax-free nature of the transaction;

5. the New York Stock Exchange must approve for listing the shares that the combined company will issue in the merger; and

6. we must receive a letter from each of BankAmerica's and NationsBank's independent public accountants stating that the merger will qualify for "pooling of interests" accounting treatment.

     Unless prohibited by law, either NationsBank or BankAmerica could elect to waive a condition that has not been satisfied and complete the merger anyway. We cannot be certain whether or when any of these conditions will be satisfied, or waived where permissible, or that we will complete the merger.

TERMINATION OF THE MERGER AGREEMENT
(PAGE 46)

     The two companies can agree at any time to terminate the merger agreement before completing the merger, even if the shareholders of both our companies have already voted to approve it.

     Either company can also terminate the merger agreement:

1. if any government body whose approval is necessary to complete the merger, including the Board of Governors of the Federal Reserve System, makes a final decision not to approve the merger;

2. if we do not complete the merger by April 30, 1999;

3. if the NationsBank shareholders or the BankAmerica shareholders do not approve the merger agreement; or

4. if the other company violates, in a material way, any of its representations, warranties or obligations under the merger agreement.

     Generally, the company seeking to terminate cannot itself be in violation of the agreement so as to allow the other party to terminate the agreement.

                                                                         SUMMARY

FEDERAL INCOME TAX CONSEQUENCES (PAGE 47)

     We expect that the two companies and their shareholders will not recognize any gain or loss for U.S. federal income tax purposes in the merger, except in connection with any cash that BankAmerica shareholders receive instead of fractional shares. Both companies have received a legal opinion that this will be the case. This legal opinion is filed as an exhibit to the Registration Statement of which this joint proxy statement forms a part. Either company has the right not to complete the merger if it does not receive a confirming legal opinion at the time of the Merger. The opinion will not bind the Internal Revenue Service, which could take a different view.

     We expect that NationsBank and its shareholders, except perhaps holders of NationsBank Series B preferred stock, will not recognize any gain or loss for U.S. federal income tax purposes in the reincorporation.

     This tax treatment may not apply to some BankAmerica and NationsBank shareholders, including the types of shareholders that we describe on page 48, and will not apply to any NationsBank shareholder who exercises dissenters' rights under North Carolina law. Determining the actual tax consequences of the merger to you as an individual taxpayer can be complicated. The tax treatment will depend on your specific situation and many variables not within our control. You should consult your own tax advisor for a full understanding of the merger's tax consequences.

ACCOUNTING TREATMENT (PAGE 56)

     We expect the merger to qualify as a "pooling of interests," which means that, for accounting and financial reporting purposes, we will treat our companies as if they had always been one company. Either company has the right not to complete the merger if it does not receive a letter from its independent public accountants that the merger will qualify as a "pooling of interests."

OPINIONS OF FINANCIAL ADVISORS (PAGES 31 AND 36)

NationsBank Shareholders. In deciding to approve the merger, the NationsBank Board of Directors considered the opinion of its financial advisor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, that, as of the date of the opinion, the proposed exchange ratio was fair from a financial point of view to NationsBank shareholders. We have attached as Appendix E the written opinion of Merrill Lynch dated the date of this proxy statement. You should read it carefully to understand the assumptions made, matters considered and limitations of the review undertaken by Merrill Lynch in providing its opinion.

     BankAmerica Shareholders. In deciding to approve the merger, the BankAmerica Board of Directors considered the opinion of its financial advisor, Goldman, Sachs & Co., that, as of the date of the opinion, the proposed exchange ratio was fair from a financial point of view to the shareholders of BankAmerica. We have attached as Appendix F the written opinion of Goldman Sachs dated the date of this proxy statement. You should read it carefully to understand the assumptions made, matters considered and limitations of the review undertaken by Goldman Sachs in providing its opinion.

     If the merger is completed, each of Goldman Sachs and Merrill Lynch will earn fees, based upon the market value of the combined company, of up to $50 million.

BOARD OF DIRECTORS AND MANAGEMENT OF THE COMBINED COMPANY FOLLOWING THE MERGER (PAGE 61)

     The Board of Directors. The Board of Directors of the combined company will initially be comprised of 20 directors. Nine of BankAmerica's directors, including David A. Coulter, and 11 of NationsBank's directors, including Hugh L. McColl, Jr., will be appointed to the combined company's Board of Directors.

     Management. Mr. McColl, who is NationsBank's Chief Executive Officer, will become Chairman and Chief Executive Officer of the combined company after the merger. Mr. Coulter, who is BankAmerica's Chairman and Chief Executive Officer, will become President of the combined company after the merger. It is the present intention of the boards of directors of the two companies and of Mr. McColl that Mr. Coulter will succeed Mr. McColl as Chairman and Chief

SUMMARY

Executive Officer of the combined company when Mr. McColl retires from that position. James H. Hance, Jr. of NationsBank will become Vice Chairman and Chief Financial Officer of the combined company, Kenneth D. Lewis of NationsBank will become President of Consumer and Commercial Banking, Michael J. Murray of BankAmerica will become President of Global Corporate and Investment Banking, and Michael E. O'Neill of BankAmerica will become President of Wealth Management and Principal Investing. We expect that other senior executives of both NationsBank and BankAmerica will continue with the combined company in senior executive positions after the merger.

INTERESTS OF PERSONS INVOLVED IN THE MERGER THAT ARE DIFFERENT FROM YOURS (PAGE
49)

     Certain executive officers and directors of NationsBank and BankAmerica have interests in the merger agreement that are different from your interests. The initial Board of Directors of the combined company will be made up of directors of NationsBank and BankAmerica. The initial executive officers of the combined company, some of whom will have employment agreements with the combined company, are currently executive officers of NationsBank and BankAmerica. The merger will not be considered a "change of control" under NationsBank's stock plan. However, the merger will be treated as a "change in control" under BankAmerica's stock plans and change in control agreements it has in place with some of its executives. This means that the restrictions on those executives exercising their stock options or selling their restricted shares will go away at the time of the merger, even if they would otherwise only have gone away at a later time, and that some of those executives may receive payments under their existing change in control agreements if they leave their positions after the merger. The total number of stock options and restricted shares of the five top BankAmerica executives that become exercisable or unrestricted earlier than they would have because of the merger is 6,149,650. In connection with the merger, two of those executives of BankAmerica have announced that they will terminate their employment. Under their change in control agreements they will receive cash payments equal to about $13 million in total. The other three of BankAmerica's top five executives have waived their rights to receive payments under their existing agreements, which will be replaced by their new employment agreements with the combined company. Also, the combined company will honor the employment and indemnification arrangements and benefit obligations which apply also to the officers and directors of both companies. The NationsBank and BankAmerica Boards of Directors were aware of these interests and took them into account in approving the merger agreement.

OPTIONS TO PURCHASE EACH OTHER'S STOCK (PAGE 52)

     In connection with the merger agreement, each of NationsBank and BankAmerica granted a stock option that allows the other company to purchase up to 19.9% of its common stock. The exercise price of each option is set at the granting company's closing stock price on the last trading day before the date of the merger agreement. The exercise price for NationsBank's option to buy BankAmerica stock is $86.50 per share. The exercise price for BankAmerica's option to buy NationsBank stock is $76.4375 per share.

     Either company can exercise the option only if specific events take place. These events generally relate to a competing transaction involving a merger, business combination or other acquisition of the other company or its stock or assets. As of the date of this document, we do not believe any event of that kind has occurred. The options could have the effect of discouraging other companies that might want to combine with or acquire either of the companies. We have attached the option agreements as Appendices C and D.

DISSENTERS' RIGHTS (PAGE 58)

     NationsBank Shareholders. North Carolina law permits holders of NationsBank preferred stock to dissent from the reincorporation merger and to have the fair value of their stock appraised and paid to them in cash. To do this, the holders of these preferred shares must follow certain procedures, including filing notices with us and, if they are entitled to vote, either ABSTAINING OR VOTING AGAINST the merger. If you hold shares of NationsBank preferred stock and you dissent from the merger and follow the required formalities, your shares will not become equivalent shares of preferred stock in the combined company. Instead, your only right will be to receive the appraised value of your shares in cash.

                                                                         SUMMARY

     Holders of shares of NationsBank common stock will not have any dissenters' rights.

     BankAmerica Shareholders. BankAmerica shareholders will not have any dissenters' rights.

REGULATORY APPROVALS (PAGE 56)

     We cannot complete the merger unless we obtain the approval of the Board of Governors of the Federal Reserve System. The U.S. Department of Justice is able to provide input into the approval process of the Federal Reserve Board. Federal law requires us to wait for no less than 15 days and up to 30 days before completing the merger once the Federal Reserve Board approves it. On May 15, 1998, we filed the application to the Federal Reserve Board seeking approval of the merger.

     In addition, the merger is subject to the approval of or notice to various state and foreign regulators. We have filed or shortly will file all of the required notices with these regulatory authorities.

     While we do not know of any reason why we should not obtain the regulatory approvals in a timely manner, we cannot be certain when or if we will obtain them.

SUMMARY

UNAUDITED COMPARATIVE PER SHARE AND SELECTED FINANCIAL DATA

     The following tables show summary historical financial data for each of our companies and also show similar information reflecting the merger of our two companies (which we refer to as "pro forma" information). The summary historical financial data for NationsBank has been restated to reflect its merger with Barnett Banks, Inc. on January 9, 1998 which was accounted for using the pooling of interests method of accounting. In presenting the comparative pro forma information for certain time periods, we assumed that our companies had been merged throughout those periods. The following tables show information about our companies' income per share, dividends per share and book value per share, and similar pro forma information.

     We also assumed that we will treat our companies as if they had always been combined for accounting and financial reporting purposes (a method known as "pooling of interests" accounting). We computed the information listed as "pro forma equivalent" for BankAmerica by multiplying the pro forma amounts by the exchange ratio of 1.1316. We present this information to reflect the fact that BankAmerica shareholders will receive more than one share of common stock of the combined company for each share of BankAmerica common stock they own before the merger. We expect that we will incur reorganization and restructuring expenses as a result of combining our companies. The unaudited pro forma earnings and dividends per share data do not reflect any anticipated reorganization and restructuring expenses resulting from the merger of our companies.

     We also anticipate that the merger will provide the combined company with certain financial benefits that include reduced operating expenses and opportunities to earn more revenue. However, we do not reflect any of these anticipated cost savings or benefits in the pro forma information. Therefore, the pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not attempt to predict or suggest future results. The pro forma information also does not attempt to show how the combined company would actually have performed had the companies been combined throughout these periods. All adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of results of the unaudited historical interim periods have been included.

     We base the information in the following tables on the historical financial information of our companies that we have presented in our prior filings with the Securities and Exchange Commission. When you read the summary financial information we provide in the following tables, you should also read the historical financial information and the more detailed financial information we provide in this document, which you can find beginning at page 87, as well as the historical financial information in the other documents to which we refer. See "Where You Can Find More Information" on page 85. NationsBank's audited historical financial statements were audited by PricewaterhouseCoopers LLP, independent accountants, and BankAmerica's audited historical financial statements were audited by Ernst & Young LLP, independent auditors.

                                                                         SUMMARY

     The following unaudited comparative per share data is derived from the historical financial statements of NationsBank and BankAmerica. The historical financial statements of NationsBank have been restated to reflect its merger with Barnett Banks, Inc. ("BARNETT") on January 9, 1998, which was accounted for using the pooling of interests method of accounting.

                      UNAUDITED COMPARATIVE PER SHARE DATA
                             (SHARES IN THOUSANDS)

                                                               THREE MONTHS     YEAR ENDED DECEMBER 31,
                                                                  ENDED         -----------------------
                                                              MARCH 31, 1998    1997     1996     1995
                                                              --------------    -----    -----    -----
Earnings per common share (basic)
  NationsBank
    Historical..............................................      $0.52(1)      $3.53(1) $3.56(1) $3.18
    Pro forma combined for the merger.......................       0.77(2)       3.71(2)  3.42(2)  3.03
  BankAmerica
    Historical..............................................       1.21          4.45     3.72(3)  3.28
    Pro forma equivalent for the merger(4)..................       0.87(5)       4.20(5)  3.87(5)  3.43
Earnings per common share (diluted)
  NationsBank
    Historical..............................................       0.51(6)       3.44(6)  3.50(6)  3.10
    Pro forma combined for the merger.......................       0.75(7)       3.61(7)  3.36(7)  2.98
  BankAmerica
    Historical..............................................       1.17          4.32     3.65(3)  3.24
    Pro forma equivalent for the merger(4)..................       0.85(8)       4.09(8)  3.80(8)  3.37
Cash dividends per common share
  NationsBank
    Historical..............................................       0.38          1.37     1.20     1.04
    Pro forma combined for the merger(9)....................       0.38          1.37     1.20     1.04
  BankAmerica
    Historical..............................................       0.345         1.22     1.08     0.92
    Pro forma equivalent for the merger(4)..................       0.43          1.55     1.36     1.18

                                                              MARCH 31,    DECEMBER 31,
                                                                1998           1997
                                                              ---------    ------------
Shareholders' equity per common share
  (period-end)
  NationsBank
    Historical..............................................   $26.34         $26.15
    Pro forma combined for the merger(10)...................    25.25          25.02
  BankAmerica
    Historical..............................................    28.23          27.94
    Pro forma equivalent for the merger(4)..................    28.57          28.31

---------------
 (1) Excluding merger and restructuring items, NationsBank's basic earnings per common share would have been $1.20, $3.81 and $3.65 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (2) Excluding merger and restructuring items, pro forma combined basic earnings per common share would have been $1.14, $3.86 and $3.57 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (3) Excluding restructuring items, BankAmerica's basic and diluted earnings per common share would have been $3.95 and $3.88 for the year ended December 31, 1996, respectively.
 (4) Pro forma equivalent amounts for the merger are calculated by multiplying the pro forma combined amounts by the exchange ratio of 1.1316.
 (5) Excluding merger and restructuring items, BankAmerica's pro forma equivalent basic earnings per common share would have been $1.29, $4.37 and $4.04 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (6) Excluding merger and restructuring items, NationsBank's diluted earnings per common share would have been $1.17, $3.71 and $3.59 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (7) Excluding merger and restructuring items, pro forma combined diluted earnings per common share would have been $1.11, $3.76 and $3.51 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (8) Excluding restructuring items, BankAmerica's pro forma equivalent diluted earnings per common share would have been $1.26, $4.25 and $3.97 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
 (9) Pro forma combined dividends per share represent historical dividends per share paid by NationsBank.
(10) The number of common shares assumed outstanding in calculating shareholders' equity per common share was 1,727,747 and 1,722,537 as of March 31, 1998 and December 31, 1997, respectively. Total pro forma shareholders' equity as of these dates is disclosed under "Selected Pro Forma Financial Data of NationsBank and BankAmerica Combined."

SUMMARY

                       SELECTED PRO FORMA FINANCIAL DATA

                    OF NATIONSBANK AND BANKAMERICA COMBINED

                                                             THREE MONTHS           YEAR ENDED DECEMBER 31,
                                                                ENDED         ------------------------------------
                                                            MARCH 31, 1998       1997         1996         1995
                       (UNAUDITED)                          --------------    ----------   ----------   ----------
                                                                    (DOLLARS IN MILLIONS, EXCEPT PER SHARE
                                                                                 INFORMATION)
Income statement:
  Interest income.........................................    $    9,672      $   37,204   $   33,540   $   32,079
  Interest expense........................................         5,086          18,902       16,687       16,370
  Net interest income.....................................         4,586          18,302       16,853       15,709
  Provision for credit losses.............................           510           1,904        1,645          945
  Gain on sales of debt securities........................           213             181          113           58
  Noninterest income......................................         3,528          11,971        9,744        8,256
  Merger and restructuring items..........................           900             374          398           --
  Foreclosed properties expense (income)..................            (2)            (13)          22           48
  Other noninterest expense...............................         4,708          17,633       15,336       14,653
  Income before income taxes..............................         2,211          10,556        9,309        8,377
  Income tax expense......................................           879           4,014        3,497        3,230
  Net income..............................................         1,332           6,542        5,812        5,147
  Net income available to common shareholders.............         1,320           6,431        5,610        4,896
Per common share:
  Earnings................................................          0.77(1)         3.71(1)       3.42(1)       3.03
  Diluted earnings........................................          0.75(1)         3.61(1)       3.36(1)       2.98
  Cash dividends(2).......................................          0.38            1.37         1.20         1.04
  Shareholders' equity (period-end).......................         25.25           25.02        21.60        20.39
Balance sheet (period-end):
  Total assets............................................       579,325         570,099      477,088      460,684
  Total loans, leases and factored accounts receivable,
    net of unearned income................................       345,006         344,882      318,456      302,892
  Total deposits..........................................       343,936         345,680      308,344      295,419
  Long-term debt..........................................        43,558          42,812       39,997       34,294
  Common shareholders' equity.............................        43,630          43,098       34,627       32,732
  Total shareholders' equity..............................        43,690          43,170       36,378       34,881
Average common shares issued (in thousands)...............     1,724,489       1,733,194    1,638,382    1,613,404
Performance ratios:
  Return on average assets................................          0.93%(3)(4)       1.20%(3)       1.20%(3)       1.13%
  Return on average common shareholders' equity...........         12.46 (3)(4      15.26(3)      16.32(3)      15.66
Risk-based capital ratios:(5)
  Tier 1..................................................          6.84            6.71         7.39         6.90
  Total...................................................         11.01           10.92        11.79        11.12
  Leverage capital ratio..................................          5.96            5.92         6.91         6.24
Total equity to total assets..............................          7.54            7.57         7.63         7.57
Dividend payout ratio(6)..................................         49.35           36.93        35.09        34.32
Average equity to assets..................................          7.54            8.02         7.62         7.51
Asset quality ratios:
  Allowance for credit losses as a percentage of loans,
    leases and factored accounts receivable, net of
    unearned income (period-end)..........................          1.96            1.97         1.98         2.05
  Allowance for credit losses as a percentage of
    nonperforming loans (period-end)......................        279.31          321.03       290.34       225.11
  Net charge-offs as a percentage of average loans, leases
    and factored accounts receivable, net of unearned
    income................................................          0.61(4)         0.54         0.53         0.39
  Nonperforming assets as a percentage of net loans,
    leases, factored accounts receivable and other real
    estate owned (period-end).............................          0.79            0.71         0.86         1.14

---------------
(1) Excluding merger and restructuring items, earnings per common share would have been $1.14, $3.86 and $3.57 and diluted earnings per common share would have been $1.11, $3.76 and $3.51 for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
(2) Pro forma combined dividends per common share represent the historical dividends per common share paid by NationsBank.
(3) Excluding merger and restructuring items, return on average assets would have been 1.38%, 1.25% and 1.25% and return on average common shareholders' equity would have been 18.53%, 15.88% and 17.03% for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.
(4) Annualized.
(5) Capital ratios for 1997, 1996 and 1995 have not been restated to reflect the impact of NationsBank's merger with Barnett. Barnett and its significant banking subsidiary were considered "well capitalized" under regulatory guidelines on January 9, 1998 upon closing of NationsBank's merger with Barnett.
(6) Excluding merger and restructuring items, the pro forma combined dividend payout ratio would have been 33.33%, 35.49% and 33.61% for the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, respectively.

                                                                         SUMMARY

               SELECTED HISTORICAL FINANCIAL DATA OF NATIONSBANK

                                THREE MONTHS ENDED
                                   (UNAUDITED)
                           ----------------------------                 YEAR ENDED DECEMBER 31,
                           MARCH 31,          MARCH 31,   ----------------------------------------------------
                             1998               1997        1997       1996       1995       1994       1993
                           ---------          ---------   --------   --------   --------   --------   --------
                                           (DOLLARS IN MILLIONS, EXCEPT PER SHARE INFORMATION)
Income statement:
  Interest income........  $  5,269           $  4,781    $ 19,687   $ 16,832   $ 16,186   $ 13,084   $ 10,858
  Interest expense.......     2,739              2,368       9,970      8,608      8,992      6,239      4,570
  Net interest income....     2,530              2,413       9,717      8,224      7,194      6,845      6,288
  Provision for credit
    losses...............       265                222         954        760        505        384        550
  Gain (losses) on sales
    of debt securities...       152                 43         155         86         34        (26)        82
  Noninterest income.....     1,776              1,321       5,929      4,408      3,787      3,153      2,702
  Merger and
    restructuring
    items................       900                 --         374        118         --         --         30
  Foreclosed properties
    expense (income).....         5                 (2)          9         21         30          5        170
  Other noninterest
    expense..............     2,452              2,225       9,234      7,283      6,670      6,290      5,703
  Income before income
    taxes................       836              1,332       5,230      4,536      3,810      3,293      2,619
  Income tax expense.....       339                477       1,898      1,597      1,327      1,115        897
  Income before effect of
    change in method of
    accounting for income
    taxes................       497                855       3,332      2,939      2,483      2,178      1,722
  Effect of change in
    method of accounting
    for income taxes.....        --                 --          --         --         --         --        200
  Net income.............       497                855       3,332(1)   2,939(1)   2,483(1)   2,178      1,922
  Net income available to
    common
    shareholders.........       495                851       3,321      2,922      2,459      2,150      1,894
Per common share:
  Earnings...............      0.52(2)            0.90        3.53(1)(2) 3.56(1)(2) 3.18(1     2.75       2.53(2)
  Diluted earnings.......      0.51(2)            0.88        3.44(1)(2) 3.50(1)(2) 3.10(1     2.70       2.48(2)
  Cash dividends.........      0.38               0.33        1.37       1.20       1.04       0.94       0.82
  Shareholders' equity
    (period-end).........     26.34              24.94       26.15      21.23      20.59      17.75      16.19
Balance sheet
  (period-end):
  Total assets...........   314,503            280,755     310,554    226,949    228,852    210,882    196,017
  Total loans, leases and
    factored accounts
    receivable, net of
    unearned income......   179,486            179,575     176,778    153,041    147,519    131,892    117,937
  Total deposits.........   170,046            170,664     173,643    140,329    134,925    135,579    123,747
  Long-term debt.........    29,547             26,306      28,890     24,212     18,966      9,265      9,034
  Common shareholders'
    equity...............    25,160             23,400      24,684     16,956     15,933     13,895     12,518
  Total shareholders'
    equity...............    25,220             23,525      24,747     17,079     16,073     14,145     12,853
Average common shares
  issued (in
  thousands).............   949,641            945,184     941,992    820,945    773,799    782,255    749,122
Performance ratios:
  Return on average
    assets...............      0.64%(3)(4)        1.22%(4)     1.16%(3)     1.22%(3)     1.08%     1.07%     1.00%(3)
  Return on average
    common shareholders'
    equity...............      8.28(3)(4)        14.69(4)    14.12(3)    17.74(3)    16.91    16.23      15.23(3)
Risk-based capital
  ratios:(5)
  Tier 1.................      6.80               7.06        6.50       7.76       7.24       7.43       7.41
  Total..................     11.19              11.58       10.89      12.66      11.58      11.47      11.73
Leverage capital ratio...      5.64               6.19        5.57       7.09       6.27       6.18       6.00
Total equity to total
  assets.................      8.02               8.38        7.97       7.53       7.02       6.71       6.56
Dividend payout
  ratio(6)...............     73.08              36.67       38.81      33.71      32.70      34.18      32.41
Average equity to
  assets.................      7.72               8.34        8.20       6.85       6.43       6.61       6.63

SUMMARY

                                THREE MONTHS ENDED
                                   (UNAUDITED)
                           ----------------------------                 YEAR ENDED DECEMBER 31,
                           MARCH 31,          MARCH 31,   ----------------------------------------------------
                             1998               1997        1997       1996       1995       1994       1993
                           ---------          ---------   --------   --------   --------   --------   --------
                                           (DOLLARS IN MILLIONS, EXCEPT PER SHARE INFORMATION)
Asset quality ratios:
  Allowance for credit
    losses as a
    percentage of loans,
    leases and factored
    accounts receivable,
    net of unearned
    income
    (period-end).........      1.81               1.82        1.85       1.82       1.81       2.04       2.28
  Allowance for credit
    losses as a
    percentage of
    nonperforming loans
    (period-end).........    233.89             263.99      270.05     258.52     304.57     268.16     188.45
  Net charge-offs as a
    percentage of average
    loans, leases and
    factored accounts
    receivable, net of
    unearned income......      0.63(4)            0.49(4)     0.53       0.49       0.39       0.33       0.52
  Nonperforming assets as
    a percentage of net
    loans, leases,
    factored accounts
    receivable and other
    foreclosed properties
    (period-end).........      0.86               0.81        0.77       0.83       0.74       1.08       1.89

---------------
(1) NationsBank applies the provisions of Accounting Principles Board Opinion No. 25 in accounting for its stock option and award plans and has elected to provide SFAS 123 disclosures as if NationsBank had adopted the fair-value based method of measuring outstanding employee stock options. If NationsBank had adopted the fair-value based method, net income, earnings per share and diluted earnings per share would have been $3,148, $3.33 and $3.25 for the year ended December 31, 1997, $2,845, $3.44 and $3.39 for the year ended December 31, 1996 and $2,466, $3.16 and $3.08 for the year ended December 31, 1995, respectively.
(2) Excluding merger and restructuring items, earnings per common share would have been $1.20, $3.81, $3.65 and $2.55 and diluted earnings per share would have been $1.17, $3.71, $3.59 and $2.51 for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1993, respectively.
(3) Excluding merger and restructuring items, return on average assets would have been 1.47%, 1.25%, 1.25% and 1.01% and return on average common shareholders' equity would have been 19.01%, 15.25%, 18.21% and 15.41% for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1993, respectively.
(4) Annualized.
(5) Capital ratios for all periods prior to March 31, 1998 have not been restated to reflect the impact of NationsBank's merger with Barnett. Barnett and its significant banking subsidiary were considered "well capitalized" under regulatory guidelines on January 9, 1998 upon closing of NationsBank's merger with Barnett.
(6) Excluding merger and restructuring items, the dividend payout ratio would have been 31.67%, 35.96%, 32.88% and 32.16% for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1993 respectively.

                                                                         SUMMARY

              SELECTED HISTORICAL FINANCIAL DATA OF BANKAMERICA(1)

                                                     THREE MONTHS ENDED
                                                         (UNAUDITED)
                                                    ---------------------                 YEAR ENDED DECEMBER 31,
                                                    MARCH 31,   MARCH 31,   ----------------------------------------------------
                                                      1998        1997        1997       1996       1995       1994       1993
                                                    ---------   ---------   --------   --------   --------   --------   --------
                                                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE INFORMATION)
Income statement:
 Interest income..................................  $  4,403    $  4,255    $ 17,517   $ 16,708   $ 15,893   $ 12,384   $ 11,627
 Interest expense.................................     2,347       2,100       8,932      8,079      7,378      4,842      4,186
 Net interest income..............................     2,056       2,155       8,585      8,629      8,515      7,542      7,441
 Provision for credit losses......................       245         220         950        885        440        460        803
 Gain on sales of debt securities.................        61          13          26         27         24         24         61
 Noninterest income...............................     1,752       1,357       6,042      5,336      4,469      4,123      4,212
 Restructuring items..............................        --          --          --        280         --         --         --
 Foreclosed properties expense (income)...........        (7)          3         (22)         1         18         34        127
 Other noninterest expense........................     2,256       1,996       8,399      8,053      7,983      7,478      7,356
 Income before income taxes.......................     1,375       1,306       5,326      4,773      4,567      3,717      3,428
 Income tax expense...............................       540         526       2,116      1,900      1,903      1,541      1,474
 Net income.......................................       835         780       3,210      2,873      2,664      2,176      1,954
 Net income available to common shareholders......       825         746       3,110      2,688      2,437      1,928      1,713
Per common share:
 Earnings.........................................      1.21        1.05        4.45       3.72(2)     3.28      2.70       2.41
 Diluted earnings.................................      1.17        1.03        4.32       3.65(2)     3.24      2.68       2.39
 Cash dividends...................................     0.345       0.305        1.22       1.08       0.92       0.80       0.70
 Shareholders' equity (period-end)................     28.23       26.25       27.94      26.00      23.95      21.31      19.79
Balance sheet (period end):
 Total assets.....................................   265,436     249,904     260,159    250,753    232,446    215,475    186,933
 Total loans, leases and factored accounts
   receivable, net of unearned income.............   165,520     168,443     168,104    166,270    156,195    140,912    126,556
 Total deposits...................................   173,890     168,999     172,037    168,015    160,494    154,394    141,618
 Long-term debt...................................    14,011      14,725      13,922     15,785     15,328     15,428     14,115
 Common shareholders' equity......................    19,270      18,501      19,223     18,471     17,599     15,823     14,165
 Total shareholders' equity.......................    19,884      20,097      19,837     20,713     20,222     18,891     17,144
Average common shares issued (in thousands).......   684,737     708,585     699,189    722,373    741,963    714,625    710,213
Performance ratios:
 Return on average assets.........................      1.28%(3)     1.25%(3)     1.25%     1.19%(2)     1.17%     1.08%     1.05%
 Return on average common shareholders' equity....     17.89(3)    16.50(3)    16.69      15.00(2)    14.58     13.20      12.88
Risk-based capital ratios:
 Tier 1...........................................      7.49        7.83        7.53       7.77       7.35       7.27       7.53
 Total............................................     11.41       11.87       11.56      11.79      11.48      11.69      11.93
Leverage capital ratio............................      6.86        7.36        6.81       7.44       6.92       6.74       6.58
Total equity to total assets......................      7.49        8.04        7.62       8.26       8.70       8.77       9.17
Dividend payout ratio(4)..........................     28.51       29.05       27.42      29.03      28.05      29.63      29.05
Average equity to assets..........................      7.33        7.99        7.82       8.38       8.61       8.75       8.79
Asset quality ratios:
 Allowance for credit losses as a percentage of
   loans, leases and factored accounts receivable,
   net of unearned income (period-end)............      2.13        2.10        2.08       2.12       2.28       2.62       2.77
 Allowance for credit losses as a percentage of
   nonperforming loans (period-end)...............    340.46      345.17      390.19     321.74     188.24     177.49     121.55
 Net charge-offs as a percentage of average loans,
   leases and factored accounts receivable, net of
   unearned income................................      0.58(3)     0.50(3)     0.54       0.58       0.40       0.37       0.89
 Nonperforming assets as a percentage of net
   loans, leases, factored accounts receivable and
   other real estate owned (period-end)...........      0.72        0.78        0.66       0.88       1.52       1.86       2.68

---------------
(1) Certain amounts in the historical financial statements of BankAmerica have been reclassified to conform with the historical financial statement presentation of NationsBank.
(2) Excluding restructuring items, earnings per common share, diluted earnings per common share, return on average assets and return on average common shareholders' equity for the year ended December 31, 1996 would have been $3.95, $3.88, 1.26% and 15.94%, respectively.
(3) Annualized.
(4) Excluding restructuring items, the dividend payout ratio would have been 27.34% for the year ended December 31, 1996.

SUMMARY

                             INDEX OF DEFINED TERMS


                                     PAGE NO.
                                     --------
401(k) Plan........................     16
Acquisition Transaction............     54
ATMs...............................     65
BankAmerica 401(k) Investment
  Plan.............................     20
BankAmerica........................     15
BankAmerica By-laws................     75
BankAmerica Certificates...........     42
BankAmerica Common Stock...........     19
BankAmerica Option.................     52
BankAmerica Option Shares..........     52
BankAmerica Record Date............     20
BankAmerica Shareholders...........     19
BankAmerica Special Meeting........     19
BankAmerica Stock Option
  Agreement........................     52
BankAmerica Stock Plans............     51
BankAmerica Treasury Shares........     24
Bank of America....................     66
Barnett............................      8
BEST Plan..........................     16
BHCA...............................     56
Boatmen's..........................     73
broker non-votes...................     17
business combination...............     77
CEO................................     49
Closing Date.......................     46
Code...............................     24
Combined Company...................     15
Combined Company By-laws...........     23
Combined Company Certificate.......     23
Combined Company Certificates......     42
Combined Company Common Stock......     23
Combined Company ESOP Preferred
  Stock............................     23
Combined Company Preferred Stock...     23
Combined Company Series B Preferred
  Stock............................     23
Combined Company Series BB
  Preferred Stock..................     23
Commission.........................     46
Committee..........................     79
Comptroller........................     67
Conversion Rate....................     73
Covered Executives.................     50
DGCL...............................     21
Dissenting Shares..................     58
DOJ................................     56



                                     PAGE NO.
                                     --------
Effective Time.....................     23
Eligible Dissenters................     58
Employment Agreements..............     49
Employment Period..................     49
EPS................................     35
Exchange Agent.....................     42
Exchange Fund......................     42
Exchange Ratio.....................     24
Executive Agreements...............     50
Executives.........................     49
Exercise Termination Event.........     54
Expected Synergies.................     32
FDIC...............................     67
FDICIA.............................     68
Federal Reserve Board..............     46
GAAP...............................     32
Goldman Sachs......................     25
Holder.............................     53
IBES...............................     27
Initial Triggering Event...........     53
interested stockholder.............     77
Interstate Banking and Branching
  Act..............................     67
IRS................................     48
ISOs...............................     82
Issuer.............................     52
Issuer Common Stock................     52
Issuer Option......................     52
Issuer Option Agreement............     52
Issuer Option Repurchase Price.....     54
Issuer Option Share Repurchase
  Price............................     54
Issuer Option Shares...............     52
Key employees......................     80
leverage ratio.....................     68
LSARs..............................     51
LSE................................     63
market/offer price.................     55
Meetings...........................     19
Merger.............................     15
Merger Agreement...................     15
Merrill Lynch......................     25
Merrill Lynch Opinion..............     31
MESP Plan..........................     16
NationsBank........................     15
NationsBank Articles...............     17



                                                          INDEX OF DEFINED TERMS

                                     PAGE NO.
                                     --------
NationsBank By-laws................     75
NationsBank Common Stock...........     15
NationsBank(DE)....................     15
NationsBank Dissenters.............     58
NationsBank ESOP Preferred Stock...     15
NationsBank Executive Committee....     26
NationsBank Matters................     15
NationsBank Option.................     52
NationsBank Option Shares..........     52
NationsBank Preferred Stock........     23
NationsBank Record Date............     16
NationsBank Series B Preferred Stock...    15
NationsBank Series BB Preferred Stock...    23
NationsBank Shareholders...........     23
NationsBank Special Meeting........     15
NationsBank Stock..................     23
NationsBank Stock Option
  Agreement........................     52
NationsBank Voting Shares..........     15
NationsBank Voting Shareholders....     15
NCBCA..............................     16
NQSOs..............................     83
NYSE...............................     17
Optionee...........................     52
OTS................................     67
Owner..............................     54
PCX................................     63



                                     PAGE NO.
                                     --------
Peer Group.........................     34
Performance Shares.................     81
Recent Annual Bonus................     50
Registration Statement.............     85
Reincorporation Merger.............     15
Reincorporation Merger Effective
  Time.............................     23
Reincorporation Plan...............     15
Reorganization.....................     15
Repurchase Event...................     54
Restricted Stock...................     49
Restricted Stock Plan..............     79
Retirement Benefit.................     49
SARs...............................     79
Securities Act.....................     24
SERP...............................     49
Stock Plan.........................     15
Stock Option Agreements............     52
Subsequent Triggering Event........     54
Substitute Option..................     55
Super-Regionals....................     36
Synergies..........................     41
Tax Opinion........................     47
Tier 1 capital.....................     68
Tier 2 capital.....................     68
TSE................................     63



INDEX OF DEFINED TERMS

                          NATIONSBANK SPECIAL MEETING

GENERAL


     This Joint Proxy Statement-Prospectus is being mailed by NationsBank Corporation, a North Carolina corporation ("NATIONSBANK") to holders of shares of its common stock, without par value ("NATIONSBANK COMMON STOCK"), ESOP Convertible Preferred Stock, Series C ("NATIONSBANK ESOP PREFERRED STOCK") and 7% Cumulative Redeemable Preferred Stock, Series B ("NATIONSBANK SERIES B PREFERRED STOCK") (collectively, the "NATIONSBANK VOTING SHARES," held by the "NATIONSBANK VOTING SHAREHOLDERS") on or about August 13, 1998, together with the Notice of the Special Meeting of NationsBank Shareholders (the "NATIONSBANK SPECIAL MEETING") and a form of proxy solicited by the NationsBank Board for use at the NationsBank Special Meeting to be held on September 24, 1998 at 12:00 noon, local time, at the International Trade Center, 200 North College Street, Charlotte, North Carolina, and at any adjournments or postponements thereof.


MATTERS TO BE CONSIDERED


     At the NationsBank Special Meeting, NationsBank Voting Shareholders will be asked to consider and vote upon a proposal to approve the Agreement and Plan of Reorganization, dated as of April 10, 1998 (the "MERGER AGREEMENT"), by and between NationsBank and BankAmerica Corporation, a Delaware corporation ("BANKAMERICA"), the related Plan of Reincorporation Merger (the "REINCORPORATION PLAN"), dated as of August 3, 1998 by and between NationsBank and NationsBank (DE) Corporation, a Delaware corporation and a wholly owned subsidiary of NationsBank ("NATIONSBANK (DE)"), and the transactions contemplated by those documents. These transactions will include, among other things, (a) the merger (the "REINCORPORATION MERGER") of NationsBank with and into NationsBank (DE), (b) the merger (the "MERGER," and together with the Reincorporation Merger, the "REORGANIZATION") of BankAmerica with and into NationsBank (DE), which will be the surviving corporation in the Merger, will be renamed "BankAmerica Corporation" and is referred to in this Joint Proxy Statement-Prospectus as the "COMBINED COMPANY," and (c) the issuance of shares of the Combined Company to shareholders of BankAmerica. At the NationsBank Special Meeting, NationsBank Voting Shareholders will also vote upon a proposal to approve an amendment to the NationsBank Corporation Key Employee Stock Plan, which, as amended, will be the key employee stock plan of the Combined Company (referred to in this Joint Proxy Statement-Prospectus as the "STOCK PLAN"). The proposal to approve the Merger Agreement (which, as used herein with respect to NationsBank, includes the Reincorporation Plan) and the proposal to approve the amendments to the Stock Plan are referred to collectively as the "NATIONSBANK MATTERS." NationsBank shareholders should be aware that, since NationsBank will become a Delaware corporation as part of the Reorganization, their rights as shareholders will change. See "Comparative Rights of Shareholders of NationsBank, BankAmerica and the Combined Company." The NationsBank Shareholders may also be asked to vote upon a proposal to adjourn or postpone the NationsBank Special Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the NationsBank Matters.


PROXIES


     If you are a NationsBank Voting Shareholder, you may use the accompanying form of proxy at the NationsBank Special Meeting if you are unable to attend in person or wish to have your shares voted by proxy even if you do attend the NationsBank Special Meeting. You may revoke any proxy given by you pursuant to this solicitation at any time before it is exercised, either by submitting to the Corporate Secretary of NationsBank written notice of revocation or a properly executed proxy of a later date or by attending the NationsBank Special Meeting and electing to vote in person. You should address written notices of revocation and other communications with respect to the revocation of NationsBank proxies to NationsBank Corporation, NationsBank Corporate Center, 100 North Tryon Street, 56th Floor, Charlotte, North Carolina 28255, Attention:
Corporate Secretary.


     All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If you do not specify how your proxy is to be voted,

                                                     NATIONSBANK SPECIAL MEETING
it will be voted in favor of the approval of the NationsBank Matters. The NationsBank Board is unaware of any other matters that may be presented for action at the NationsBank Special Meeting. If other matters do properly come before the NationsBank Special Meeting, however, it is intended that shares represented by proxies in the accompanying form will be voted or not voted by the persons named in the proxies, in their discretion, provided that no proxy that is voted against any of the NationsBank Matters will be voted in favor of any adjournment or postponement of the NationsBank Special Meeting for the purpose of soliciting additional proxies.

     Voting by Participants in Certain NationsBank Employee Benefit Plans. If you are a participant in the NationsBank 401(k) Plan (the "401(k) PLAN"), the Barnett Employee Savings and Thrift Plan (the "BEST PLAN"), or the Management Excess Savings Plan of Barnett and its Affiliates (the "MESP PLAN"), you may submit a voting instructions card to give voting instructions to the respective Plan trustees. Unallocated shares and shares for which no voting instructions are received that are held under the ESOP Trust of the 401(k) Plan or that are held under the BEST Plan or the MESP Plan will be voted by the respective Plan trustees in the same proportion as the shares for which voting instructions are received. Shares for which no voting instructions are received that are held under the Investment Trust of the 401(k) Plan will not be voted. If you have questions about your instructions to vote shares under the Plans, you should contact the respective Plan trustees as follows: NationsBank, N.A., Trustee of the Investment Trust under the 401(k) Plan, NationsBank Plaza, Charlotte, North Carolina 28255; State Street Bank and Trust Company, Trustee of the ESOP Trust under the 401(k) Plan, 225 Franklin Street, Boston, Massachusetts 02110; and Barnett Bank, N.A., Trustee of the Trusts for the BEST Plan and MESP Plan, Post Office Box 40200, Jacksonville, Florida 32203.

     Confidential Voting by Participants in Certain NationsBank Employee Benefit Plans. NationsBank has put in place procedures to maintain confidentiality of certain votes. NationsBank uses a single proxy card for all voting by participants in the 401(k) Plan, the BEST Plan, and the MESP Plan. To protect the confidentiality of votes, NationsBank directs the stock transfer agent to restrict the access of NationsBank to proxy cards and ballots and to report voting results to NationsBank and the respective plan trustees only in the aggregate.

SOLICITATION OF PROXIES

     The entire cost of soliciting the proxies from the NationsBank Shareholders will be borne by NationsBank, except that BankAmerica has agreed to pay one-half of the printing costs. In addition to the solicitation of the proxies by mail, NationsBank will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. NationsBank will reimburse the record holders for their reasonable expenses in so doing. NationsBank has also made arrangements with Georgeson & Company Inc. to assist it in soliciting proxies from banks, brokers and nominees and has agreed to pay $15,000, plus expenses, for such services. If necessary, NationsBank may also use several of its regular employees, who will not be specially compensated, to solicit proxies from NationsBank Voting Shareholders, either personally or by telephone, telegram, facsimile or special delivery letter.

RECORD DATE AND VOTING RIGHTS

     Record Date. Pursuant to the provisions of the North Carolina Business Corporation Act (the "NCBCA"), NationsBank has fixed August 4, 1998 as the record date for determination of the NationsBank Voting Shareholders entitled to notice of and to vote at the NationsBank Special Meeting (the "NATIONSBANK RECORD DATE"). Accordingly, only NationsBank Voting Shareholders of record at the close of business on the NationsBank Record Date will be entitled to notice of and to vote at the NationsBank Special Meeting. The number of outstanding shares of NationsBank Common Stock, NationsBank ESOP Preferred Stock and NationsBank Series B Preferred Stock entitled to vote at the NationsBank Special Meeting is 962,654,864, 1,972,730 and 8,836, respectively.

     Quorum Requirement. The presence, in person or by proxy, of NationsBank Voting Shares representing a majority of the total voting power of such shares entitled to vote on the NationsBank Record Date is necessary to constitute a quorum at the NationsBank Special Meeting.

NATIONSBANK SPECIAL MEETING

     Voting Rights. Each share of NationsBank Common Stock and NationsBank Series B Preferred Stock entitles its holder to one vote, and each share of NationsBank ESOP Preferred Stock entitles its holder to two votes. All such shares vote together as a single class.

     Votes Required. Under the NCBCA and the Amended and Restated Articles of Incorporation of NationsBank (the "NATIONSBANK ARTICLES"), the affirmative vote of a majority of the votes entitled to be cast at the NationsBank Special Meeting is required to approve the Merger Agreement and the transactions contemplated thereby. The NCBCA and the NationsBank Articles also specify that the affirmative vote of a majority of the votes cast at the NationsBank Special Meeting is required to amend the Stock Plan.

     Abstentions and Broker Non-Votes. In accordance with North Carolina law, NationsBank intends to count NationsBank Voting Shares present in person at the NationsBank Special Meeting but not voting, and NationsBank Voting Shares for which it has received proxies but with respect to which holders of such shares have abstained, as present at the NationsBank Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of business. In addition, under applicable New York Stock Exchange, Inc. ("NYSE") rules, brokers who hold NationsBank Voting Shares in "street" name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers with respect to the Merger Agreement without specific instructions from such customers. NationsBank Voting Shares represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists, even if such shares are not voted in matters where discretionary voting by the broker is not allowed ("BROKER NON-VOTES"). Abstentions from voting and broker non-votes will not be deemed to have been cast either "for" or "against" the NationsBank Matters at the NationsBank Special Meeting.

     BECAUSE APPROVAL OF THE MERGER AGREEMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE NATIONSBANK SPECIAL MEETING, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS NEGATIVE VOTES. ACCORDINGLY, THE NATIONSBANK BOARD URGES THE NATIONSBANK VOTING SHAREHOLDERS TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

     As of the NationsBank Record Date, approximately 23,615,000 shares of NationsBank Common Stock, approximately 1,200 shares of NationsBank ESOP Preferred Stock and no shares of NationsBank Series B Preferred Stock, equivalent in the aggregate to approximately 2.4% of the votes entitled to be cast at the NationsBank Special Meeting, were beneficially owned by directors and executive officers of NationsBank. It is currently expected that each such director and executive officer of NationsBank will vote the shares of NationsBank stock beneficially owned by him or her for approval of the NationsBank Matters. In addition, as of the NationsBank Record Date, directors and executive officers of BankAmerica beneficially owned shares of NationsBank Common Stock, NationsBank ESOP Preferred Stock and NationsBank Series B Preferred Stock equivalent in the aggregate to less than 0.01% of the votes entitled to be cast at the NationsBank Special Meeting. It is currently expected that each such director and executive officer of BankAmerica will vote the NationsBank Voting Shares beneficially owned by him or her for approval of the NationsBank Matters.

     Additional information with respect to beneficial ownership of NationsBank Common Stock, NationsBank ESOP Preferred Stock and NationsBank Series B Preferred Stock by individuals and entities owning more than 5% of the outstanding shares of each series of such stock and more detailed information with respect to beneficial ownership of NationsBank Common Stock by directors and executive officers of NationsBank is incorporated by reference to the NationsBank Annual Report on Form 10-K for the year ended December 31, 1997. See "Where You Can Find More Information."

RECOMMENDATION OF THE NATIONSBANK BOARD

     The NationsBank Board has, by the unanimous vote of all directors present, approved the NationsBank Matters. The NationsBank Board believes that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of NationsBank and the NationsBank Shareholders. The NationsBank Board unanimously recommends that the NationsBank Shareholders vote "FOR" the NationsBank Matters. See "The Merger--Reasons of NationsBank for the Merger."
                                                     NATIONSBANK SPECIAL MEETING

                      (This page intentionally left blank)

                          BANKAMERICA SPECIAL MEETING

GENERAL

     This Joint Proxy Statement-Prospectus is being mailed on or about August 13, 1998 to the holders of record at the close of business on the BankAmerica Record Date (as defined below) (the "BANKAMERICA SHAREHOLDERS") of the common stock, par value $1.5625 per share, of BankAmerica ("BANKAMERICA COMMON STOCK") and is accompanied by the Notice of Special Meeting and a form of proxy that is solicited by the BankAmerica Board of Directors for use at the Special Meeting of BankAmerica Shareholders (the "BANKAMERICA SPECIAL MEETING," and together with the NationsBank Special Meeting, the "MEETINGS") to be held on September 24, 1998, at 9:00 a.m., local time, at Nob Hill Masonic Center, 1111 California Street, San Francisco, California and at any adjournments or postponements thereof.

MATTERS TO BE CONSIDERED

     At the BankAmerica Special Meeting, BankAmerica Shareholders will be asked to consider and vote upon a proposal to approve the Merger Agreement and the transactions contemplated thereby. The BankAmerica Shareholders may also be asked to vote upon a proposal to adjourn or postpone the BankAmerica Special Meeting, which adjournment or postponement could be used for the purpose, among others, of allowing additional time for the soliciting of additional votes to approve the Merger Agreement.

PROXIES

     If you are a BankAmerica Shareholder, you may use the accompanying proxy if you are unable to attend the BankAmerica Special Meeting in person or wish to have your shares voted by proxy even if you do attend the BankAmerica Special Meeting. You may revoke any proxy given by you pursuant to this solicitation by delivering to the Corporate Secretary of BankAmerica, prior to or at the BankAmerica Special Meeting, a written notice revoking the proxy or a duly executed proxy relating to the same shares bearing a later date or by attending the BankAmerica Special Meeting and electing to vote in person; however, your attendance at the BankAmerica Special Meeting will not in and of itself constitute a revocation of a proxy. You should address any written notice of revocation and other communications with respect to the revocation of BankAmerica proxies to BankAmerica Corporation, Bank of America Center, 555 California Street, 6th Floor, San Francisco, California 94104, Attention:
Corporate Secretary's Office #13018. You may also revoke a proxy through the telephone or Internet proxy procedures discussed below. In all cases, the latest dated proxy revokes an earlier dated proxy, regardless of which method is used (mail, telephone or Internet) to give or revoke a proxy, or if different methods are used to give and revoke a proxy. For such notice of revocation or later proxy to be valid, however, it must actually be received by BankAmerica prior to the vote of the BankAmerica Shareholders at the BankAmerica Special Meeting.

     All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If you do not specify how your proxy is to be voted, it will be voted in favor of adoption of the Merger Agreement. The BankAmerica Board is unaware of any other matters that may be presented for action at the BankAmerica Special Meeting. If other matters do properly come before the BankAmerica Special Meeting, however, it is intended that shares represented by proxies in the accompanying form will be voted or not voted by the persons named in the proxies, in their discretion, provided that no proxy that is voted against approval of the Merger Agreement will be voted in favor of any adjournment or postponement of the BankAmerica Special Meeting for the purpose of soliciting additional proxies.

     Telephone Proxies--An Additional Voting Choice. As a BankAmerica Shareholder, you may use a toll-free telephone line to authorize the proxyholders to vote your shares. The telephone procedures are designed to authenticate your identity, to allow you to vote your shares and to confirm that your instructions have been properly recorded. The enclosed proxy card contains the specific instructions to be followed if you want to use telephone voting. These telephone procedures are not available to BankAmerica shareholders who own shares in "street name" through a broker or in certain limited instances as described below for participants in the

                                                     BANKAMERICA SPECIAL MEETING

BankAmerica 401(k) Investment Plan ("BANKAMERICA 401(k) INVESTMENT PLAN"). BankAmerica has been advised by counsel that these procedures comply with Delaware law.

     Internet Voting by BankAmerica Shareholders -- An Additional Voting
Choice. As a BankAmerica Shareholder, you may submit a proxy by Internet in lieu of returning an executed proxy card. In order to use this voting feature, log onto BankAmerica's voting site ("http://www.eproxy.com/bac/") and follow the instructions. The enclosed proxy card also contains instructions for Internet voting. BankAmerica employees who hold shares in their BankAmerica 401(k) Investment Plan account may also use the Internet. If you participate in the BankAmerica 401(k) Investment Plan and you wish to have your plan shares voted differently than your shares held directly, you must do so by mail and may not use Internet voting. BankAmerica has been advised by counsel that these procedures comply with Delaware law.

     Voting by BankAmerica 401(k) Investment Plan Participants. If you participate in the BankAmerica 401(k) Investment Plan, you may submit a proxy card (or use the Internet or telephone proxy) to give voting instructions to the plan trustee, if you have BankAmerica Common Stock in your plan account. If you hold shares directly in your name alone and have shares in your plan account, your voting choices apply to both. If you wish to have your plan shares voted differently than your shares held directly, you must say so on your proxy card. In that case, you cannot use the telephone proxy procedure or the Internet voting procedures to give or revoke a proxy.

     The plan trustee will vote only those shares for which voting instructions are received. If you have questions about your instructions to the trustee or about your plan shares, contact Business Retirement Programs, Unit #9260, 315 Montgomery Street, Mezzanine Level, San Francisco, California 94104, (415) 622-3237.

     Confidential Voting. BankAmerica has put in place procedures to maintain confidentiality of votes. BankAmerica uses a single proxy card for all BankAmerica Shareholder voting, including voting by participants in the BankAmerica 401(k) Investment Plan. To protect the confidentiality of votes, BankAmerica directs the stock transfer agent to restrict BankAmerica's access to proxy cards, ballots and certain records relating to telephone and Internet proxies and to report voting results to BankAmerica and the plan trustee only in the aggregate.

SOLICITATION OF PROXIES

     The entire cost of soliciting the proxies from the BankAmerica Shareholders will be borne by BankAmerica except that NationsBank has agreed to pay one-half of the printing costs. In addition to the solicitation of the proxies by mail, BankAmerica will request banks, brokers and other record holders to send proxies and proxy material to the beneficial owners of the stock and secure their voting instructions, if necessary. BankAmerica will reimburse such record holders for their reasonable expenses in so doing. BankAmerica has also made arrangements with D. F. King & Co., Inc. to assist it in soliciting proxies from banks, brokers and nominees and has agreed to pay approximately $15,000, plus expenses, for such services. Directors, officers and employees of BankAmerica who will not be specially compensated, may also solicit proxies from BankAmerica Shareholders, either personally or by telephone, telegram, facsimile or mail.

RECORD DATE AND VOTING RIGHTS

     Record Date. The BankAmerica Board has fixed August 4, 1998 as the record date for the determination of the BankAmerica Shareholders entitled to receive notice of and to vote at the BankAmerica Special Meeting (the "BANKAMERICA RECORD DATE"). Accordingly, only BankAmerica Shareholders of record at the close of business on the BankAmerica Record Date will be entitled to notice of and to vote at the BankAmerica Special Meeting. At the close of business on the BankAmerica Record Date, there were 687,797,211 shares of BankAmerica Common Stock entitled to vote at the BankAmerica Special Meeting.

     Quorum Requirement. The presence, in person or by proxy, of shares of BankAmerica Common Stock representing a majority of the total voting power of such shares entitled to vote on the BankAmerica Record Date is necessary to constitute a quorum at the BankAmerica Special Meeting.

BANKAMERICA SPECIAL MEETING

     Voting Rights. Each share of BankAmerica Common Stock outstanding on the BankAmerica Record Date entitles its holder to one vote as to (i) the proposal to adopt the Merger Agreement and the transactions contemplated thereby and (ii) any other proposal that may properly come before the BankAmerica Special Meeting.

     Vote Required. Under the Delaware General Corporation Law (the "DGCL"), approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of BankAmerica Common Stock.

     Abstentions and Broker Non-Votes. In accordance with Delaware law, BankAmerica intends to count shares of BankAmerica Common Stock present in person at the BankAmerica Special Meeting but not voting, and shares of BankAmerica Common Stock for which it has received proxies but with respect to which holders of such shares have abstained, as present at the BankAmerica Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of business. In addition, under applicable NYSE rules, brokers who hold shares of BankAmerica Common Stock in "street" name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers with respect to the matters to be considered and voted upon at the BankAmerica Special Meeting without specific instructions from such customers. Shares of BankAmerica Common Stock represented by proxies returned by a broker holding such shares in nominee or "street" name will be counted for purposes of determining whether a quorum exists, even if such shares are broker non-votes. Abstentions from voting and broker non-votes will not be deemed to have been cast either "for" or "against" the Merger Agreement at the BankAmerica Special Meeting.

     BECAUSE ADOPTION OF THE MERGER AGREEMENT REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING SHARES OF BANKAMERICA COMMON STOCK, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE SAME EFFECT AS NEGATIVE VOTES. ACCORDINGLY, THE BANKAMERICA BOARD URGES BANKAMERICA SHAREHOLDERS TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE OR TO VOTE BY TELEPHONE OR INTERNET.

     As of the BankAmerica Record Date, approximately 533,071 shares of BankAmerica Common Stock, or approximately 0.08% of the shares entitled to vote at the BankAmerica Special Meeting, were beneficially owned by directors and executive officers of BankAmerica. It is currently expected that each such director and executive officer of BankAmerica will vote the shares of BankAmerica Common Stock beneficially owned by him or her for approval of the Merger Agreement and the transactions contemplated thereby. In addition, as of the BankAmerica Record Date, directors and executive officers of NationsBank beneficially owned less than 0.01% of the shares of BankAmerica Common Stock entitled to vote at the BankAmerica Special Meeting. It is currently expected that each such director and executive officer of NationsBank will vote the shares of BankAmerica Common Stock he or she is entitled to vote for approval of the Merger Agreement and the transactions contemplated thereby.

     Additional information with respect to beneficial ownership of BankAmerica Common Stock by persons and entities owning more than 5% of the outstanding shares of BankAmerica Common Stock and more detailed information with respect to beneficial ownership of BankAmerica Common Stock by directors and executive officers of BankAmerica is incorporated by reference to the BankAmerica Annual Report on Form 10-K for the year ended December 31, 1997. See "Where You Can Find More Information."

RECOMMENDATION OF THE BANKAMERICA BOARD

     The BankAmerica Board has, by the unanimous vote of all directors present, approved the Merger Agreement and the transactions contemplated thereby. The BankAmerica Board believes that the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of BankAmerica and the BankAmerica Shareholders, and unanimously recommends that the BankAmerica Shareholders vote "FOR" approval of the Merger Agreement and the transactions contemplated thereby. See "The Merger--Reasons of BankAmerica for the Merger."

                                                     BANKAMERICA SPECIAL MEETING

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                                       22

                                   THE MERGER

     THE FOLLOWING SUMMARY OF THE MATERIAL TERMS AND PROVISIONS OF THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MERGER AGREEMENT AND THE REINCORPORATION PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE AND, WITH THE EXCEPTION OF CERTAIN EXHIBITS TO THE MERGER AGREEMENT, ARE ATTACHED AS APPENDICES A AND B, RESPECTIVELY, TO THIS JOINT PROXY STATEMENT-PROSPECTUS.

DESCRIPTION OF THE REINCORPORATION MERGER AND THE MERGER

     At the date and time when the Reincorporation Merger becomes effective (the "REINCORPORATION MERGER EFFECTIVE TIME"), NationsBank will merge with and into NationsBank (DE) pursuant to the Reincorporation Merger and thereafter, at the time when the Merger becomes effective (the "EFFECTIVE TIME") BankAmerica will merge with and into NationsBank (DE) pursuant to the Merger. The Combined Company will be renamed "BankAmerica Corporation." Subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement and described more fully in "--Conditions to the Merger," the Reincorporation Merger will become effective upon the filing of a certificate of merger in the office of the Secretary of State of Delaware and articles of merger in the office of the Secretary of State of North Carolina, or at such later date and time as may be set forth in such certificate of merger and articles of merger, in accordance with Section 55-11-05 of the NCBCA and Section 252 of the DGCL, respectively, and the Merger will become effective upon the filing of a certificate of merger in the office of the Secretary of State of Delaware, or at such later date and time as may be set forth in such certificate of merger, in accordance with
Section 251 of the DGCL. The Reincorporation Merger will have the effects prescribed in Section 55-11-06 of the NCBCA and Sections 259 and 261 of the DGCL, and the Merger will have the effects prescribed in Sections 259 and 261 of the DGCL. The certificate of incorporation (the "COMBINED COMPANY CERTIFICATE") and by-laws (the "COMBINED COMPANY BY-LAWS") of the Combined Company will be those of NationsBank (DE), as in effect immediately prior to the Effective Time, except that the name of the Combined Company shall be "BankAmerica Corporation."

     The Reincorporation Merger. At the Reincorporation Merger Effective Time, automatically by virtue of the Reincorporation Merger and without any action on the part of any party or any NationsBank Shareholder, and with respect to issued and outstanding NationsBank Stock (as defined herein) (i) each share of NationsBank Common Stock shall be converted into one share of common stock, par value $0.01 per share, of NationsBank (DE) ("COMBINED COMPANY COMMON STOCK"),
(ii) each share of NationsBank Series B Preferred Stock (excluding Dissenting Shares) shall be converted into one share of 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank (DE) ("COMBINED COMPANY SERIES B PREFERRED STOCK"), (iii) each share of NationsBank ESOP Preferred Stock (excluding Dissenting Shares) shall be converted into one share of ESOP Convertible Preferred Stock, Series C, of NationsBank (DE) ("COMBINED COMPANY ESOP PREFERRED STOCK") and (iv) each share of $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank ("NATIONSBANK SERIES BB PREFERRED STOCK") shall be converted into one share of $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank (DE) ("COMBINED COMPANY SERIES BB PREFERRED STOCK"). (Combined Company ESOP Preferred Stock, Combined Company Series B Preferred Stock and Combined Company Series BB Preferred Stock will be referred to collectively from time to time as "COMBINED COMPANY PREFERRED STOCK"; NationsBank ESOP Preferred Stock, NationsBank Series B Preferred Stock and NationsBank Series BB Preferred Stock will be referred to collectively from time to time as "NATIONSBANK PREFERRED STOCK"; NationsBank Preferred Stock and NationsBank Common Stock will, from time to time, be referred to collectively as "NATIONSBANK STOCK" and holders thereof will, from time to time, be referred to collectively as "NATIONSBANK SHAREHOLDERS".)

     At the Reincorporation Merger Effective Time, each option granted by NationsBank to purchase NationsBank Common Stock that is outstanding and unexercised immediately prior to the Reincorporation Merger Effective Time shall be converted automatically into a substantially identical option to purchase an equal number of shares of Combined Company Common Stock at an exercise price per share of Combined Company Common Stock equal to the exercise price per share of NationsBank Common Stock in effect

                                                                      THE MERGER
immediately prior to the Reincorporation Merger Effective Time and otherwise subject to the terms of the stock plans of NationsBank under which such options were issued and the agreements evidencing grants thereunder.

     The Merger. At the Effective Time, automatically by virtue of the Merger and without any action on the part of any party, or any BankAmerica Shareholder, each share of BankAmerica Common Stock issued and outstanding (excluding shares of BankAmerica Common Stock held in BankAmerica's treasury or, directly or indirectly, by NationsBank or BankAmerica or any of their respective wholly owned subsidiaries, except for any shares held in a fiduciary or custodial capacity for the benefit of third parties, any shares held in respect of a debt or other obligation previously contracted, and any shares held by BankAmerica or its affiliates that the parties reasonably determine prior to the Merger should be converted in the Merger ("BANKAMERICA TREASURY SHARES")) shall be converted into the right to receive 1.1316 shares (the "EXCHANGE RATIO") of Combined Company Common Stock.

     At the Effective Time, each option granted by BankAmerica to purchase shares of BankAmerica Common Stock that is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of BankAmerica Common Stock and shall be converted automatically into an option to purchase shares of Combined Company Common Stock in an amount and at an exercise price determined as provided below (and otherwise, subject to the terms of the stock plans of BankAmerica under which they were issued and the agreements evidencing grants thereunder):

          (i) the number of shares of Combined Company Common Stock to be subject to the new option shall be equal to the product of the number of shares of BankAmerica Common Stock subject to the original option immediately prior to the Effective Time and the Exchange Ratio, provided that any fractional shares of Combined Company Common Stock resulting from such multiplication shall be rounded to the nearest whole share; and

          (ii) the exercise price per share of Combined Company Common Stock under the new option shall be equal to the exercise price per share of BankAmerica Common Stock under the original option immediately prior to the Effective Time divided by the Exchange Ratio, provided that such exercise price shall be rounded down to the nearest whole cent.

     It is expected that the market price of NationsBank Common Stock will fluctuate between the date of this Joint Proxy Statement-Prospectus and the date on which the Merger is consummated and thereafter. Because the number of shares of Combined Company Common Stock to be received by BankAmerica Shareholders in the Merger is fixed and because the market price of NationsBank Common Stock is subject to fluctuation, the value of the shares of Combined Company Common Stock that BankAmerica Shareholders and NationsBank Shareholders will receive in the Merger may increase or decrease prior to the Merger. For further information concerning the historical market prices of NationsBank and BankAmerica Common Stock, see "Price Range of Common Stock and Dividends--Market Prices." No assurance can be given concerning the market price of NationsBank Common Stock before the Effective Time, or the market price of Combined Company Common Stock after the Effective Time.

     Notwithstanding the foregoing, any adjustment with respect to any options to purchase NationsBank Common Stock or BankAmerica Common Stock, respectively, that are "incentive stock options" (as defined in Section 422(a) of the Internal Revenue Code of 1986, as amended (the "CODE")) and that shall be converted into an option to acquire Combined Company Common Stock at the Reincorporation Merger Effective Time and the Effective Time, respectively, shall be effected in a manner that is consistent with Section 424(a) of the Code. In connection with the conversion of options in the Merger, the Combined Company will reserve a sufficient number of shares of Combined Company Common Stock, register such Combined Company Common Stock under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and comply with applicable state securities or "blue sky" laws.

     In the event NationsBank changes (or establishes a record date for changing) the number of shares of NationsBank Common Stock issued and outstanding prior to the Effective Date as a result of a stock split, stock dividend, recapitalization or similar transaction with respect to the outstanding NationsBank Common

THE MERGER

Stock and the record date of such transaction is set prior to the Effective Date, the Exchange Ratio will be proportionately adjusted.

BACKGROUND OF THE MERGER

     The managements of each of NationsBank and BankAmerica have, over time, regularly considered the possibility of acquisitions and strategic combinations with a variety of financial institutions, and the potential strategic fit with such institutions based on their lines of businesses, their management and employee cultures, their geographic locations and the breadth of their businesses. As part of their operations, NationsBank and BankAmerica also regularly scrutinize the financial services industry environment, including the recent wave of consolidation in the industry, and hold discussions with various financial institutions. NationsBank and BankAmerica have each had a goal of creating a coast-to-coast banking franchise, and each has viewed the other as an obvious potential partner with whom it might achieve this goal.

     During February and early March 1998, the BankAmerica Board met on several occasions to discuss broad strategic options available to BankAmerica. These discussions included a review of changes in the industry, the industry's financial performance, the financial services consolidation trend, characteristics of recent mergers and acquisitions of banks and non-bank entities, and the status of BankAmerica as a competitive acquiror and as a desirable target or partner in a business combination. During that same period, senior management of BankAmerica met with Goldman, Sachs & Co. ("GOLDMAN SACHS") to discuss generally the possibility of a merger of equals involving BankAmerica.

     In mid-March 1998, during the course of a telephone conversation regarding legislative developments affecting the banking industry, Michael E. O'Neill, Vice Chairman and Chief Financial Officer of BankAmerica, and James H. Hance, Jr., Vice Chairman and Chief Financial Officer of NationsBank, agreed to meet later in the month to discuss their two companies. At their meeting on March 27, 1998, Mr. Hance and Mr. O'Neill discussed the strategic plans of each of the two companies and their compatibility, the balance sheets, earnings and credit quality of each company and the benefits and cost savings that such a transaction might provide. They also identified the following issues to be discussed by the chief executive officers of the companies: how the board of directors of a combined company would be constituted; who would manage a combined company; where the principal offices of a combined company would be located; and what the name of a combined company would be. Over the next few days Mr. Hance and Mr. O'Neill had several telephone conversations to discuss further the possible terms of a merger. During their discussions, Messrs. Hance and O'Neill expressed the view that such a merger of equals could be beneficial for each company and its respective shareholders in view of the characteristics of the companies' businesses, the accelerating trend toward consolidation in these businesses and in the financial services industry generally, and the nationwide franchise, centered in high growth markets, that a merger would create.

     On April 1, 1998, Hugh L. McColl, Jr., Chief Executive Officer of NationsBank, and David A. Coulter, Chairman, President and Chief Executive Officer of BankAmerica, met to discuss a possible merger of the two companies. Messrs. Hance and O'Neill also continued their discussions with respect to the possible terms of a merger. On April 2, 1998, Messrs. McColl and Coulter preliminarily agreed, subject to conducting due diligence and finalizing terms and conditions, to recommend a "merger of equals," with no premium to either party, to their respective Boards of Directors. The recommendation that there be no premium to either party reflected the parties' commitment to a true merger of equals in which control is shared, so that no control premium would be appropriate. In addition, by structuring the transaction so that no premium would be paid to either party, the parties intended that the shareholders of both parties share the financial benefits of the combination, rather than providing for the shareholders of only one party to enjoy the benefit of a premium.

     On April 6, 1998, NationsBank engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MERRILL LYNCH") to render to the NationsBank Board its opinion as to the fairness from a financial point of view to the NationsBank Shareholders of the Exchange Ratio. Over the next few days, the two companies, and their respective legal and financial advisors, conducted mutual due diligence. During the same period, senior management of the two companies, and their respective legal representatives, negotiated the terms of the proposed Merger Agreement, Stock Option Agreements (as described herein) and other related agreements.

                                                                      THE MERGER

     On Monday, April 6, 1998, the Executive Committee of the NationsBank Board (the "NATIONSBANK EXECUTIVE COMMITTEE") and certain members of NationsBank's senior management reviewed a proposal to enter into a merger agreement with BankAmerica. At the meeting, NationsBank senior management discussed the contacts with BankAmerica to date and the proposed terms for such a merger according to the preliminary understanding reached between Messrs. McColl and Coulter on April 2, 1998. NationsBank senior management discussed the historical performance and strategies of BankAmerica and NationsBank and the preliminary financial and other terms of the proposed transaction, including the potential pro forma impact of the merger (taking into account possible expense savings and operating efficiencies that might be generated by such a transaction) and the composition of the Combined Company's board of directors. At the conclusion of the meeting, the NationsBank Executive Committee adopted a resolution approving the merger proposal and recommending its approval to the NationsBank Board.

     On April 9, 1998, the BankAmerica Board held a special meeting to consider the proposed merger with NationsBank. At this meeting, senior management of BankAmerica, together with BankAmerica's legal and financial advisors, reviewed for the BankAmerica Board the strategic investigation and due diligence BankAmerica had conducted, the discussions and contacts with NationsBank to date, previous discussions relating to the proposed merger by the Executive Committee of the BankAmerica Board, the historical performance and strategies of BankAmerica and NationsBank, the financial and other terms of the proposed transaction (including the potential pro forma impact of the merger and the proposed composition of the Combined Company's board of directors), and the other terms of the proposed Merger Agreement, Stock Option Agreements and other agreements. BankAmerica's financial advisor presented to the BankAmerica Board the financial analysis described under "--Opinion of BankAmerica's Financial Advisor," and stated its oral opinion that, as of the date of the meeting, an at-market exchange ratio in the merger was fair, from a financial point of view, to BankAmerica's shareholders. BankAmerica's legal advisor also discussed with the BankAmerica Board the proposed Employment Agreements (as defined herein) with certain members of senior management in connection with the proposed merger. See "--Interests of Certain Persons in the Merger." In addition, Mr. McColl addressed the BankAmerica Board at this meeting and answered questions from the members of the BankAmerica Board. Following further discussion and questions, the members of the BankAmerica Board voted, by unanimous vote of the twelve directors present at the meeting, subject to approval of the transactions by the NationsBank Board, to approve the proposed Merger Agreement and the transactions contemplated thereby including the Stock Option Agreements and the Employment Agreements.

     On April 10, 1998, the NationsBank Board held a special meeting to consider the proposed merger with BankAmerica. At this meeting, senior management of NationsBank, together with its financial and legal advisors, reviewed for the NationsBank Board the strategic investigation and due diligence NationsBank had conducted, the discussions and contacts with BankAmerica to date, previous discussions relating to the proposed merger by the Executive Committee of the NationsBank Board, the historical performance and strategies of BankAmerica and NationsBank, the financial and other terms of the proposed transaction (including the potential pro forma impact of the merger (taking into account possible expense savings and operating efficiencies that might be generated by such a transaction) and the proposed composition of the Combined Company's board of directors), and the other terms of the proposed Merger Agreement, Stock Option Agreements and other agreements. NationsBank's financial advisor, based on the financial analysis described under "--Opinion of NationsBank's Financial Advisor," gave its oral opinion to the NationsBank Board that, as of the date of the meeting, the proposed exchange ratio in the merger was fair, from a financial point of view, to the shareholders of NationsBank. The NationsBank Board also reviewed the proposed employment agreements with certain members of senior management in connection with the proposed merger. See "--Interests of Certain Persons in the Merger." In addition, Mr. Coulter addressed the NationsBank Board at this meeting and answered questions from the members of the NationsBank Board. Following further discussion and questions, the members of the NationsBank Board voted, by unanimous vote of the 25 directors present at the meeting, to approve the proposed Merger Agreement and the transactions contemplated thereby including the Stock Option Agreements and the Employment Agreements.

     Following conclusion of the meeting of the NationsBank Board, on April 10, 1998, BankAmerica and NationsBank executed and delivered the Merger Agreement and the Stock Option Agreements, and

THE MERGER

NationsBank executed employment agreements, to be effective upon completion of the Merger, with certain executive officers of BankAmerica and of NationsBank.

REASONS OF NATIONSBANK FOR THE MERGER

     In reaching its determination to approve the Merger Agreement, the Stock Option Agreements and the related transactions (including the Reincorporation Merger and the Merger), the NationsBank Board considered a number of factors, of which the following are the material factors:

          (i) (a) its knowledge and analysis of the financial services industry environment, including rapid consolidation, trends in technology and increasing nationwide competition in the financial services industry and the need to anticipate, and best position NationsBank in light of, industry trends, (b) its belief that a combination of NationsBank and BankAmerica will enhance the Combined Company's ability to compete effectively with other bank holding companies and other financial service providers and expand its banking franchise to serve a significantly greater number of customers, and (c) BankAmerica's unique franchise, especially its positioning in Arizona, California, Nevada and Washington locations, long desirable to NationsBank because of their dynamic population growth environment and position to create a truly coast-to-coast franchise;

          (ii) its evaluation of the financial terms of the merger-of-equals structure and the effect of those financial terms on the shareholders of NationsBank; the belief that such terms are fair to and in the best interests of NationsBank and the shareholders of NationsBank and are consistent with NationsBank's long-term strategy of enhancing shareholder value through expansion, including its long-term goal of creating a coast-to-coast franchise; and the expectation that the Merger will be non-dilutive and accretive to earnings per share in 1999 (with pro forma fully diluted combined earnings per share projected at $4.49 for 1998 and $5.59 for 1999), based on consensus "street" earnings per share estimates published by Institutional Brokers Estimate System ("IBES") for both NationsBank and BankAmerica; however, the NationsBank Board noted that the Combined Company's ability to achieve such results would be dependent upon various factors, a number of which would be beyond its control, including the regulatory environment, economic conditions and unanticipated changes in business conditions and inflation, and there could be no assurance in this regard;

          (iii) its knowledge and review of the financial condition, results of operations and business operations and prospects of BankAmerica, as well as the results of NationsBank's due diligence review of BankAmerica, and its belief that BankAmerica is a high quality franchise with a respected and capable management team and a compatible approach to customer service and shareholder value;

          (iv) its belief that the Merger represents an opportunity to leverage NationsBank's technology, management, infrastructure, products, marketing, and lines of business over a large consumer, business and corporate customer base through BankAmerica's geographically diverse distribution network, and the possibility of achieving significant expense savings and operating efficiencies (estimated to grow over two years to $1.3 billion per year on an after-tax basis) through, among other things, the elimination of duplicate efforts, as well as the belief that the Merger could provide revenue growth opportunities based on the Combined Company's leadership in the rapidly growing Arizona, California, Nevada and Washington markets and the potential cross-selling opportunities available to the Combined Company;

          (v) the non-financial terms of the Merger Agreement and related agreements, including that nine members of the BankAmerica Board, including Mr. Coulter, and eleven members of the NationsBank Board, including Mr. McColl, would comprise the Combined Company's board of directors; that Mr. McColl would be Chairman and Chief Executive Officer and Mr. Coulter would be President of the Combined Company; that the Combined Company will have greater depth of management talent than either company on its own (see "Management and Operations after Merger"); that the corporate headquarters would be in Charlotte, North Carolina and the wholesale bank headquarters would be in San Francisco, California; the employment agreements with Messrs. Coulter, Hance, Lewis, Murray and O'Neill and benefits potentially realizable by other employees of BankAmerica (see "--Interests of Certain Persons in the Merger"); that the corporate name would be BankAmerica Corporation and that both companies have strong brand names that can be leveraged in building the Combined Company; and

                                                                      THE MERGER
     the terms of the Stock Option Agreements (see "--NationsBank and BankAmerica Stock Option Agreements");

          (vi) the fact that the Combined Company will be incorporated in Delaware which is widely regarded to have the most developed body of corporate law among U.S. states;

          (vii) the belief that the Merger would receive requisite regulatory approvals (see "--Regulatory Matters"); and

          (viii) the expectation that the Reincorporation Merger and the Merger would each constitute a "reorganization" under Section 368(a) of the Code and that the Merger would be accounted for as a "pooling-of-interests" for accounting and financial reporting purposes (see "--Material Federal Income Tax Consequences" and "--Accounting Treatment").

     In recommending the approval of the Merger Agreement and the transactions contemplated thereby, including the Reincorporation Merger and the Merger, the NationsBank Board also considered the opinion of Merrill Lynch that, as of the date of such opinion, the Exchange Ratio was fair from a financial point of view to the NationsBank Shareholders. Such opinion was delivered to the NationsBank Board orally on April 10, 1998 and subsequently confirmed in writing. Because of its familiarity with and knowledge of the banking industry, BankAmerica and the terms of and strategic rationale for the proposed merger (including the absence of a premium to either party), and because of Merrill Lynch's ability to provide such opinion orally, the NationsBank Board did not require any written materials from Merrill Lynch at the time of delivery of such oral opinion. Merrill Lynch's delivery of its oral opinion was accompanied by a brief oral presentation. The NationsBank Board was advised that, in arriving at such opinion, Merrill Lynch relied upon publicly available information and certain financial information provided to Merrill Lynch by the senior management of each of BankAmerica and NationsBank. The material financial information provided to Merrill Lynch by the senior management of each of BankAmerica and NationsBank, and discussed during due diligence conversations, related to the expected synergies and cost savings to be generated by the Merger, as set forth above, as well as anticipated merger and restructuring items, as set forth in the pro forma financial information contained herein. Although the senior management of NationsBank and BankAmerica also provided Merrill Lynch with 1998 management earnings projections (including underlying credit quality analysis and capital ratio projections), such management earnings projections were materially consistent with median IBES forecasts. The senior management of NationsBank indicated to Merrill Lynch that they expected NationsBank's stand-alone 1998 earnings per share to be $4.62 on a diluted basis (compared with the median IBES estimate at that time of $4.73). The senior management of BankAmerica indicated to Merrill Lynch that they expected BankAmerica's stand-alone 1998 earnings per share to be $5.03 on a diluted basis (compared with the median IBES estimate at that time of $4.90). In light of this consistency, only median IBES earnings forecasts were used by Merrill Lynch in connection with its quantitative analyses performed in arriving at its opinion, and management earnings projections were relied upon by Merrill Lynch for the purpose of confirming such consistency. Management earnings projections were not included in the presentations of Merrill Lynch or senior management to the NationsBank Board in connection with the NationsBank Board's consideration of the Merger Agreement and the transactions contemplated thereby. See "--Opinion of NationsBank's Financial Advisor."

     The foregoing discussion of the information and factors considered by the NationsBank Board is not intended to be exhaustive but includes all material factors considered by the NationsBank Board. In reaching its determination to approve the Reincorporation Merger and the Merger, the NationsBank Board did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to differing factors. After deliberating with respect to the Reincorporation Merger, the Merger and other transactions contemplated by the Merger Agreement and the Stock Option Agreements, and considering, among other things, the matters discussed above, the 25 members of the NationsBank Board in attendance at the meeting unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Reincorporation Merger and the Merger, as being in the best interests of NationsBank and its shareholders.

THE MERGER

     BASED ON THE FOREGOING, AND THE OPINION OF MERRILL LYNCH REFERRED TO ABOVE, THE NATIONSBANK BOARD UNANIMOUSLY RECOMMENDS THAT NATIONSBANK SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE REINCORPORATION MERGER AND THE MERGER.

REASONS OF BANKAMERICA FOR THE MERGER

     The BankAmerica Board believes that the consummation of the Merger presents a unique opportunity to create a premier financial services company with a truly national banking franchise. In reaching its conclusion that the Merger is fair to and in the best interests of BankAmerica Shareholders, the BankAmerica Board consulted with BankAmerica management as well as with its financial and legal advisors, and considered a number of factors, of which the following are the material factors:

          (i) the BankAmerica Board's familiarity with and review of BankAmerica's business, operations, financial condition, earnings and prospects;

          (ii) the anticipated effectiveness of the Merger in furthering BankAmerica's strategy to be a national financial services provider with the expected concomitant creation of value for BankAmerica Shareholders, and the benefits associated with NationsBank's franchise in the Southeast, Southwest, Midwest and Mid-Atlantic, as well as its strong consumer banking and commercial banking franchises, the depth of its management team and the quality of its operations;

          (iii) a review of the business, operations, financial condition, earnings and general and financial prospects (based upon IBES forecasts) of each of NationsBank and BankAmerica, including the results of BankAmerica's due diligence review of NationsBank's businesses;

          (iv) the scale, scope and strength of the banking operations of the Combined Company, including that the Combined Company would rank first among banking franchises in its service of 29 million household customers with approximately 4,800 offices and approximately 14,700 ATMs, rank first with $212 billion in mortgage servicing and $160 billion in consumer loans, and rank second with $51 billion in mutual funds;

          (v) the global wholesale banking market of the Combined Company as a premier international services provider to United States corporations, with offices in 38 countries;

          (vi) the expected improved stability of and creation of value for the Combined Company's businesses and earnings relative to BankAmerica on a stand-alone basis made possible by the Merger, as a result of substantially greater geographic, asset and line-of-business diversification;

          (vii) the anticipated financial impact of the proposed transaction on the Combined Company's future financial performance and on BankAmerica Shareholders, including, without limitation, that the transaction is expected to be accretive to the Combined Company's earnings (with pro forma fully diluted combined earnings per share projected at $4.49 for 1998 and $5.59 for 1999); however, the BankAmerica Board noted that the Combined Company's ability to achieve such results would depend on various factors, a number of which would be beyond its control, including the regulatory environment, economic conditions, unanticipated changes in business conditions and inflation, and that there could be no assurance in this regard; the BankAmerica Board was also informed that the tangible book value per share of BankAmerica Common Stock at December 31, 1997 would decrease by 13.3% on a pro forma basis, compared with a 3.6% increase in the tangible book value per share of NationsBank Common Stock;

          (viii) the expectation that the Merger will result in synergies for the Combined Company's operations, including an advantageous cost structure relative to competitors and to BankAmerica on a stand-alone basis. The BankAmerica Board noted that, although no assurances could be given that any particular level of cost synergies will be achieved, the managements of NationsBank and BankAmerica had identified potential after-tax synergies in the form of broad-based, after-tax cost savings of approximately $1.3 billion, representing 10% of combined expenses, fully phased in over two years. The BankAmerica Board also noted, without attempting to quantify, the possibility of enhancing revenues through cross-selling opportunities. See "Management and Operations After the Merger;"

                                                                      THE MERGER

          (ix) the structure of the Merger and the terms of the Merger Agreement and the Stock Option Agreements, which were reciprocal in nature, and the expectation that the Merger will qualify as a reorganization under Section 368(a) of the Code and as a "pooling of interests" for accounting purposes;

          (x) the non-financial terms of the Merger Agreement and related agreements, including that nine members of the BankAmerica Board, including Mr. Coulter, and that 11 members of the NationsBank Board, including Mr. McColl, would comprise the Combined Company's board of directors; that Mr. McColl would be Chairman and Chief Executive Officer and Mr. Coulter would be President of the Combined Company; that it is the present intention of the BankAmerica Board and the NationsBank Board and of Mr. McColl that Mr. Coulter will succeed Mr. McColl as Chairman and Chief Executive Officer upon Mr. McColl's retirement from that position; that the Combined Company will have greater depth of management talent than either company on its own (see "Management and Operations After the Merger"); that the corporate headquarters would be in Charlotte, North Carolina and the wholesale bank headquarters would be in San Francisco, California; the employment agreements with Messrs. Coulter, Hance, Lewis, Murray and O'Neill and benefits potentially realizable by other employees of BankAmerica (see "--Interests of Certain Persons in the Merger"); that the corporate name would be BankAmerica Corporation and that both companies have strong brand names that can be leveraged in building the Combined Company; and the terms of the Stock Option Agreements (see "--NationsBank and BankAmerica Stock Option Agreements");

          (xi) the belief of BankAmerica's senior management and of the BankAmerica Board that NationsBank and BankAmerica share a compatible culture and that their managements possess complementary skills and expertise. In this regard, the BankAmerica Board took into account the fact that the managements of NationsBank and BankAmerica had each demonstrated the ability to successfully integrate substantial combinations in a timely manner;

          (xii) the fact that the Combined Company will be incorporated in Delaware which is widely regarded to have the most developed body of corporate law among U.S. states; and

          (xiii) the belief that the Merger would receive requisite regulatory approvals (see "--Regulatory Matters").

     In recommending the approval of the Merger Agreement, including the Merger, the BankAmerica Board also considered the opinion of Goldman Sachs (including the assumptions and financial information relied upon by Goldman Sachs in arriving at such opinion, some of which financial information was provided to Goldman Sachs by the senior management of each of BankAmerica and NationsBank) that, as of the date of such opinion, the Exchange Ratio was fair from a financial point of view to BankAmerica's Shareholders. The assumptions and financial information relied upon by Goldman Sachs in arriving at its opinion were derived from publicly available information and internal information received by Goldman Sachs from senior management of BankAmerica and NationsBank. The material financial information provided to Goldman Sachs by the senior management of each of BankAmerica and NationsBank, and discussed during due diligence conversations, related to the expected synergies and cost savings to be generated by the Merger, as set forth above, as well as anticipated merger and restructuring items, as set forth in the pro forma financial information contained herein. Although the senior management of NationsBank and BankAmerica also provided Goldman Sachs with 1998 management earnings projections (including underlying credit quality analysis and capital ratio projections), such management earnings projections were materially consistent with median IBES forecasts. The senior management of BankAmerica indicated to Goldman Sachs that they expected BankAmerica's stand-alone 1998 earnings per share to be $5.03 on a diluted basis (compared with the median IBES estimate at that time of $4.90). The senior management of NationsBank indicated to Goldman Sachs that they expected NationsBank's stand-alone 1998 earnings per share to be $4.62 on a diluted basis (compared with the median IBES estimate at that time of $4.73). In light of this consistency, only median IBES earnings forecasts were used by Goldman Sachs in connection with its quantitative analyses performed in arriving at its opinion, and management earnings projections were relied upon by Goldman Sachs for the purpose of confirming such consistency. Management earnings projections were not included in the presentations of Goldman Sachs or senior management to the BankAmerica Board in connection with the

THE MERGER

BankAmerica Board's consideration of the Merger Agreement and the transactions contemplated thereby. See "--Opinion of BankAmerica's Financial Advisor."

     The foregoing discussion of the information and factors considered by the BankAmerica Board is not intended to be exhaustive but includes all material factors it considered. In view of the factors considered in connection with its evaluation of the Merger, the BankAmerica Board did not find it practicable to and did not quantify or otherwise assign relative weights to the factors considered in reaching its determination. In addition, individual members of the BankAmerica Board may have given different weights to different factors.

     BASED ON THE FOREGOING, AND THE OPINION OF GOLDMAN SACHS REFERRED TO ABOVE, THE BANKAMERICA BOARD UNANIMOUSLY RECOMMENDS THAT BANKAMERICA SHAREHOLDERS VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE MERGER.

OPINION OF NATIONSBANK'S FINANCIAL ADVISOR

     NationsBank retained Merrill Lynch to render to the NationsBank Board its opinion as to the fairness from a financial point of view to the NationsBank Shareholders of the Exchange Ratio. On April 10, 1998, Merrill Lynch stated to the NationsBank Board its oral opinion that, as of such date and based upon and subject to the factors and assumptions set forth therein, the Exchange Ratio was fair from a financial point of view to the NationsBank Shareholders. Such opinion was confirmed in writing on April 13, 1998 and again as of the date of this Joint Proxy Statement-Prospectus (the "MERRILL LYNCH OPINION").

     THE FULL TEXT OF THE MERRILL LYNCH OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED, AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY MERRILL LYNCH, IS ATTACHED AS APPENDIX E TO THIS JOINT PROXY STATEMENT-PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. THE SUMMARY OF THE MERRILL LYNCH OPINION SET FORTH IN THIS JOINT PROXY STATEMENT-PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERRILL LYNCH OPINION. NATIONSBANK SHAREHOLDERS ARE URGED TO READ SUCH OPINION IN ITS ENTIRETY. THE MERRILL LYNCH OPINION WAS PROVIDED TO THE NATIONSBANK BOARD FOR ITS INFORMATION AND IS DIRECTED ONLY TO THE FAIRNESS FROM A FINANCIAL POINT OF VIEW OF THE EXCHANGE RATIO TO THE NATIONSBANK SHAREHOLDERS, DOES NOT ADDRESS THE MERITS OF THE UNDERLYING DECISION BY NATIONSBANK TO ENGAGE IN THE REORGANIZATION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY NATIONSBANK SHAREHOLDER AS TO HOW SUCH NATIONSBANK SHAREHOLDER SHOULD VOTE ON THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY. MERRILL LYNCH CONSENTS TO THE SUMMARIZATION OF ITS OPINION IN, AND ATTACHMENT OF ITS OPINION TO, THIS JOINT PROXY STATEMENT-PROSPECTUS.

     The summary set forth below does not purport to be a complete description of the analyses underlying the Merrill Lynch Opinion. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Merrill Lynch did not attribute any particular weight to any analysis or factor considered by it, but, rather, made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Merrill Lynch believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying the Merrill Lynch Opinion.

     In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Merrill Lynch, NationsBank or BankAmerica. Any estimates contained in the analyses performed by Merrill Lynch are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, the Merrill Lynch Opinion was among several factors taken into consideration by the NationsBank Board in making its determination to approve the Merger Agreement and the transactions contemplated thereby, including the Merger. Consequently, the Merrill Lynch analyses described below should not be viewed as determinative of the decision of the NationsBank Board or NationsBank's management with respect to the fairness of the Exchange Ratio.

                                                                      THE MERGER

     In arriving at the Merrill Lynch Opinion, Merrill Lynch, among other things, (i) reviewed certain publicly available business and financial information relating to BankAmerica and NationsBank that Merrill Lynch deemed to be relevant, (ii) reviewed certain information, including financial forecasts (which were materially consistent with median IBES forecasts), relating to the respective businesses, earnings, cash flow, assets, liabilities and prospects of BankAmerica and NationsBank as well as the amount and timing of the cost savings, related expenses and synergies expected to result from the Merger (the "EXPECTED SYNERGIES"), furnished to Merrill Lynch by senior management of each of NationsBank and BankAmerica, respectively, (iii) conducted discussions with members of senior management and representatives of BankAmerica and NationsBank concerning the matters described in clauses (i) and (ii) above, including the respective businesses, prospects, regulatory conditions and contingencies of BankAmerica and NationsBank before and after giving effect to the Merger and the Expected Synergies, (iv) reviewed the market prices and valuation multiples for BankAmerica Common Stock and NationsBank Common Stock and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant, (v) reviewed the results of operations of BankAmerica and NationsBank and compared them with those of certain publicly traded companies that Merrill Lynch deemed to be relevant, (vi) compared the proposed financial terms of the Merger with the financial terms of certain other transactions that Merrill Lynch deemed to be relevant, (vii) reviewed the potential pro forma impact of the Merger, (viii) reviewed the Merger Agreement, and (ix) reviewed such other financial studies and analyses and took into account such other matters as Merrill Lynch deemed necessary, including Merrill Lynch's assessment of general economic, market and monetary conditions. Because the internal forecasts provided to Merrill Lynch by the management of NationsBank and BankAmerica were materially consistent with median IBES forecasts, Merrill Lynch used median IBES forecasts in its analyses and relied upon the fact that they were materially consistent with those provided to it by management.

     In preparing the Merrill Lynch Opinion, Merrill Lynch assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to Merrill Lynch, discussed with or reviewed by or for Merrill Lynch, or publicly available, and Merrill Lynch did not assume any responsibility for independently verifying such information and Merrill Lynch has not undertaken an independent evaluation or appraisal of any of the assets or liabilities of BankAmerica or NationsBank or been furnished with any such evaluation or appraisal. Merrill Lynch is not an expert in the evaluation of the allowance for loan losses, and neither made an independent evaluation of the adequacy of the allowance for loan losses of BankAmerica or NationsBank, nor reviewed any individual credit files relating to BankAmerica or NationsBank, and, as a result, Merrill Lynch assumed that the aggregate allowance for loan losses for both BankAmerica and NationsBank is adequate to cover such losses and will be adequate on a pro forma basis for the Combined Company. In addition, Merrill Lynch did not assume any obligation to conduct, nor has it conducted, any physical inspection of the properties or facilities of BankAmerica or NationsBank. With respect to the financial forecast information and the Expected Synergies furnished to or discussed with Merrill Lynch by BankAmerica or NationsBank, Merrill Lynch assumed that they have been reasonably prepared or reviewed and reflect the best currently available estimates and judgment of BankAmerica's or NationsBank's management as to the expected future financial performance of BankAmerica, NationsBank or the Combined Company, as the case may be, and the Expected Synergies. Merrill Lynch further assumed that the Merger will be accounted for as a "pooling of interests" under generally accepted accounting principles ("GAAP") and that it will qualify as a tax-free reorganization for U.S. federal income tax purposes.

     The Merrill Lynch Opinion is necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of such opinion. For the purposes of rendering the Merrill Lynch Opinion, Merrill Lynch assumed, in all respects material to its analysis, that the representations and warranties of each party in the Merger Agreement and all related documents and instruments contained therein are true and correct, that NationsBank and BankAmerica will each perform all of the covenants and agreements required to be performed by it under the Merger Agreement, and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. Merrill Lynch assumed that, in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendments or modifications, will be

THE MERGER
imposed that will have a material adverse effect on the contemplated benefits of the Merger, including the Expected Synergies.

     The Merger provides for a fixed Exchange Ratio of 1.1316 shares of NationsBank Common Stock for each share of BankAmerica Common Stock. Based on the $76.4375 closing price of NationsBank Common Stock on April 9, 1998 (the last trading day prior to the rendering of the oral opinion to the NationsBank Board by Merrill Lynch), the Exchange Ratio resulted in an implied price per BankAmerica Share of $86.50. After giving effect to the Merger, NationsBank Shareholders would have a fully diluted ownership interest of approximately 54.7% in the pro forma Combined Company, based on the Exchange Ratio.

     The following is a brief summary of the material analyses underlying the Merrill Lynch Opinion.

     Discounted Dividend Stream Analysis--BankAmerica. Using a discounted dividend stream analysis, Merrill Lynch estimated the present value of BankAmerica's net income from which dividends can be paid from 1999 through 2003 on a stand-alone basis. The analysis assumed earnings estimates for BankAmerica based on publicly available analysts' estimates of $4.90 per share for 1998 and $5.54 per share for 1999 and a long-term annual growth rate of 12%. Merrill Lynch assumed that BankAmerica's tangible common equity to tangible asset ratio would be maintained at a minimum 5.5% level. Based on a current BankAmerica Common Stock price of $86.50 (as of the close of trading on April 9, 1998), 2004 terminal multiples of 14.0x, 15.0x and 16.0x for the BankAmerica Common Stock and discount rates of 13%, 14% and 15% (chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of BankAmerica Common Stock), the discounted dividend stream analysis indicated a reference range of between $78.93 and $95.66 per share for BankAmerica Common Stock. As indicated above, this analysis is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Discounted dividend stream analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend payout rates, terminal values and discount rates.

     Discounted Dividend Stream Analysis--NationsBank. Using a discounted dividend stream analysis, Merrill Lynch estimated the present value of NationsBank's net income from which dividends can be paid from 1999 through 2003 on a stand-alone basis. The analysis assumed earnings estimates for NationsBank based on publicly available analysts' estimates of $4.73 per share for 1998 and $5.49 per share for 1999 and a long-term annual growth rate of 12%. Merrill Lynch assumed that NationsBank's tangible common equity to tangible asset ratio would be maintained at a minimum 5.5% level. Based on a current NationsBank Common Stock price of $76.44 (as of the close of trading on April 9, 1998), 2004 terminal multiples of 14.0x, 15.0x and 16.0x for the NationsBank Common Stock and discount rates of 13%, 14% and 15% (chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of NationsBank Common Stock), the discounted dividend stream analysis indicated a reference range of between $77.11 and $93.84 per share for NationsBank Common Stock. As indicated above, this analysis is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Discounted dividend stream analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend payout rates, terminal values and discount rates.

     Pro Forma Discounted Dividend Stream Analysis. Merrill Lynch estimated the present value of the Combined Company's net income from which dividends can be paid from 1999 through 2003. The analysis assumed earnings estimates for the Combined Company based on publicly available analysts' estimates of $9.92 billion for 1999, $10.4 billion for 2001, $11.6 billion for 2001, $13.0 billion for 2002 and $14.6 billion for 2003. Merrill Lynch assumed that the combined institution's tangible equity to asset ratio would be maintained at a minimum 5.5% level and that the Merger would yield after-tax synergies of approximately $661 million in 1999, $1.322 billion in 2000 and a long-term growth rate of 8% thereafter. Merrill Lynch further assumed that the Combined Company would incur after-tax merger and reorganization charges of approximately $800 million. Based on a current NationsBank Common Stock price of $76.44 (as of the close of trading on April 9, 1998), 2004 terminal multiples of 14.0x, 15.0x and 16.0x and a discount rate of 14%, the

                                                                      THE MERGER
discounted dividend stream analysis indicated a reference range of between $86.02 and $95.34, compared to $80.73 and $89.55 in the case of NationsBank alone. As indicated above, this analysis is not necessarily indicative of actual values or actual future results and does not purport to reflect the prices at which any securities may trade at the present or at any time in the future. Discounted dividend stream analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend payout rates, terminal values and discount rates.

     Analysis of Average Historical Exchange Ratios. Merrill Lynch reviewed a range of implied average exchange ratios (1.1141 to 1.1796) based on a market-to-market deal utilizing average stock prices for NationsBank and BankAmerica over selected trading periods.

     Contribution Analysis. Merrill Lynch reviewed the relative contributions of NationsBank (pro forma for pending acquisitions) and BankAmerica to the Combined Company based on financial data as of December 31, 1997 and the NationsBank Common Stock price and BankAmerica Common Stock price of $76.4375 and $86.50, respectively, as of April 9, 1998. Merrill Lynch compared the pro forma fully diluted equity ownership interests of NationsBank and BankAmerica of 54.7% and 45.3%, respectively, with NationsBank's and BankAmerica's percentage contributions to (i) total assets of 54.4% and 45.6%, respectively, (ii) total loans (gross) of 51.3% and 48.7%, respectively, (iii) total deposits of 50.2% and 49.8%, respectively, (iv) common equity of 56.2% and 43.8%, respectively,
(v) tangible common equity of 50.2% and 49.8%, respectively, (vi) fully diluted market capitalization (based on stated shares outstanding and options accounted for under the treasury-stock method at current market price) of 54.7% and 45.3%, respectively, (vii) 1998 estimated net income (based on publicly available analysts' earnings estimates) of 56.8% and 43.2%, respectively, and (viii) 1999 estimated net income (based on publicly available analysts' earnings estimates) of 57.5% and 42.5%, respectively. The average contributions of NationsBank and BankAmerica were 53.9% and 46.1%, respectively.

     Comparison of Selected Comparable Companies. Merrill Lynch compared selected operating and stock market results of NationsBank and BankAmerica to the publicly available corresponding data of certain other companies that Merrill Lynch deemed to be relevant, including First Union Corporation, Norwest Corporation, Wells Fargo & Co., Fleet Financial Group, Inc., National City Corporation, PNC Bank Corporation, Wachovia Corporation, U.S. Bancorp, Mellon Bank Corporation, Sun Trust Bank Inc., Banc One Corporation, First Chicago NBD Corporation, and BankBoston Corporation (collectively, the "PEER GROUP"). This comparison showed, among other things, that for the year ended December 31, 1997, (i) NationsBank's and BankAmerica's net interest margins were 3.79% and 4.06%, respectively, compared with a mean of 4.66% for the Peer Group, (ii) NationsBank's and BankAmerica's "efficiency ratios" (defined as non-interest expenses divided by the sum of non-interest income and net interest income before provision for loan losses) were 53.83% and 56.46%, respectively, compared with a mean of 56.34% for the Peer Group, and (iii) NationsBank's and BankAmerica's returns on average equity were 15.26% and 15.88%, respectively, compared to a mean of 17.96% for the Peer Group. The comparison also indicated that (i) at December 31, 1997, (a) NationsBank's and BankAmerica's equity to asset ratios were 7.97% and 7.62%, respectively, compared with a mean of 8.42% for the Peer Group, (b) NationsBank's and BankAmerica's tangible equity to tangible asset ratios were 4.73% and 5.79%, respectively, compared with a mean of 6.63% for the Peer Group, (c) NationsBank's and BankAmerica's Tier 1 capital (as defined herein) ratios were 6.50% and 7.53%, respectively, compared with a mean of 7.98% for the Peer Group, (d) NationsBank's and BankAmerica's total capital (as defined herein) ratios were 10.89% and 11.56%, respectively, compared with a mean of 12.01% for the Peer Group, (e) NationsBank's and BankAmerica's ratios of non-performing assets to total assets were 0.43% and 0.53%, respectively, compared with a mean of 0.39% for the Peer Group, (f) NationsBank's and BankAmerica's ratios of non-performing loans to total loans were 0.71% and 0.72%, respectively, compared with a mean of 0.39% for the Peer Group, (g) NationsBank's and BankAmerica's ratios of loan loss reserves to non-performing loans were 270.05% and 390.19%, respectively, compared with a mean of 421.06% for the Peer Group, (h) NationsBank's and BankAmerica's ratios of loan loss reserves to non-performing assets were 245.11% and 253.99%, respectively, compared with a mean of 353.02% for the Peer Group; and (ii) as of April 9, 1998, (a) NationsBank's and BankAmerica's ratios of market prices to 52-week high were 100.00% and 92.89%, respectively, compared with the mean and median for the Peer Group of 98.01% and 98.24%, THE MERGER respectively, (b) NationsBank's and BankAmerica's market prices as multiples of stated book value were 2.94x and 3.10x, respectively, compared with the mean and median for Peer Group of 3.69x and 3.62x, respectively, (c) NationsBank's and BankAmerica's market prices as multiples of stated tangible book value were 5.14x and 4.20x, respectively, compared with the mean and median for the Peer Group of 5.00x and 4.23x, respectively, (d) NationsBank's and BankAmerica's market prices per share as multiples of 1998 estimated earnings per share ("EPS") (calculated in accordance with GAAP) were 16.16x and 17.65x, respectively, compared with the mean and median for the Peer Group of 18.96x and 18.80x, respectively, (e) NationsBank's and BankAmerica's market prices per share as multiples of 1999 estimated EPS (calculated in accordance with GAAP) were 13.92x and 15.61x, respectively, compared with the mean and median for the Peer Group of 16.65x and 16.01x, respectively, (f) NationsBank's and BankAmerica's market prices per share as multiples of 1998 estimated EPS (calculated in accordance with the cash method) were 14.74x and 16.00x, respectively, compared with the mean and median for the Peer Group of 17.38x and 17.16x, respectively, (g) NationsBank's and BankAmerica's market prices per share as multiples of 1999 estimated EPS (calculated in accordance with the cash method) were 12.86x and 14.31x, respectively, compared with the mean and median for the Peer Group of 15.44x and 15.48x, respectively, (h) NationsBank's and BankAmerica's dividend yields per share were 2.22% and 1.59%, respectively, compared with the mean and median for the Peer Group of 2.17% and 2.21%, respectively, and (i) NationsBank's and BankAmerica's dividend per share payout were 32.14% and 28.16%, respectively, compared with the mean and median for the Peer Group of 37.04% and 37.98%, respectively.

     Pro Forma Financial Impact. Merrill Lynch analyzed the pro forma financial impact of the Merger on the EPS during calendar years 1999 and 2000, the book value, the tangible book value and the dividend of NationsBank and BankAmerica. Based on publicly available analysts' earnings estimates and management estimates of after-tax synergies of approximately $661 million in 1999 and $1.3 billion in 2000, the analysis indicated that the Merger would result in EPS accretion of 1.9% and 14.3% in 1999 for NationsBank and BankAmerica, respectively, and EPS accretion of 7.2% and 20.2% in 2000 for NationsBank and BankAmerica, respectively. Assuming an after-tax merger and reorganization charge of $800 million, the Merger would result in book value per share dilution of 4.1% for NationsBank and book value per share accretion of 1.5% for BankAmerica. The analysis also indicated that the Merger would result in tangible book value per share accretion of 4.4% for NationsBank and tangible book value per share dilution of 9.3% for BankAmerica. The analysis further indicated that the Merger would result in dividend per share accretion of 13.8% for BankAmerica, but would have no dividend per share impact on NationsBank.

     Review of Selected Merger-of-Equals Transactions. Merrill Lynch reviewed the financial terms, to the extent publicly available, of ten selected merger-of-equals transactions in the banking industry. Merrill Lynch reviewed the premiums offered in the selected merger-of-equals transactions relative to market value contributions, assuming a constant market capitalization based on closing stock prices prior to the announcement of such transactions. The analysis indicated that the premium paid in the selected merger-of-equals transactions ranged from 0.7% to 9.0%. No premium is being paid to either party in the Merger.

     None of the selected merger-of-equals transactions reviewed was identical to the Merger, and, accordingly, an analysis of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved in the selected merger-of-equals transactions and other factors that could affect the acquisition of the transactions selected compared to the Merger.

     Pursuant to a letter agreement, dated as of April 7, 1998, between NationsBank and Merrill Lynch, NationsBank agreed to pay Merrill Lynch, up to a maximum of $50 million, (i) a fee of $5 million contingent upon and payable upon the earlier of either the date that Merrill Lynch delivers the Merrill Lynch Opinion or the execution of the Merger Agreement, and (ii) if, during the period Merrill Lynch is retained by NationsBank or within two years thereafter, NationsBank and BankAmerica consummate a merger transaction, an additional fee of $20 million plus 0.20% of the increased "market capitalization" (calculated as the greater of (a) zero, and (b) the difference between (1) the combined market capitalization at the market close on the trading day immediately preceding the consummation of the transaction, minus (2) the combined market capitalization at the market close on April 9, 1998). The "combined market capitalization" on any

                                                                      THE MERGER
date is the sum of the market capitalizations of NationsBank and BankAmerica based on the closing share price of each entity's common stock on such date and the number of fully diluted shares of common stock outstanding for each entity on April 9, 1998. Assuming that the Merger was consummated on June 26, 1998, the total fee payable to Merrill Lynch would equal approximately $28.3 million. Any fees previously paid to Merrill Lynch pursuant to clause (i) above will be deducted from any fee to which Merrill Lynch is entitled pursuant to clause
(ii).

     Additionally, NationsBank agreed to reimburse Merrill Lynch for reasonable out-of-pocket expenses, including, without limitation, reasonable fees and disbursements of its legal counsel. NationsBank has also agreed to indemnify Merrill Lynch and certain related persons for certain liabilities related to or arising out of its engagement.

     NationsBank retained Merrill Lynch based upon Merrill Lynch's experience and expertise. Merrill Lynch is an internationally recognized investment banking and advisory firm. Merrill Lynch, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

     Merrill Lynch has in the past two years provided financial advisory, investment banking and other services to BankAmerica and NationsBank and received customary fees for the rendering of such services. The total amount received by Merrill Lynch from NationsBank in the past two years for financial advisory, investment banking and other services was approximately $35.5 million. In addition, in the ordinary course of its securities business, Merrill Lynch may actively trade debt and equity securities of BankAmerica and NationsBank and their respective affiliates for its own account and for the accounts of customers and, therefore, may from time to time hold a long or short position in such securities.

OPINION OF BANKAMERICA'S FINANCIAL ADVISOR

     BankAmerica retained Goldman Sachs in connection with its consideration of the Merger, because of Goldman Sachs' qualifications, expertise and reputation, as well as its prior investment banking relationship with BankAmerica.

     Presentation by Goldman Sachs. The following summarizes the material financial analyses presented by Goldman Sachs to the BankAmerica Board at its meeting on April 9, 1998, which analyses were considered by Goldman Sachs in rendering the opinion described below. This summary is not a complete description of the analyses underlying the opinion of Goldman Sachs or of information presented at meetings between Goldman Sachs and representatives of BankAmerica held in advance of the consideration by the BankAmerica Board of the Merger transaction. See "The Merger--Background of the Merger."

     Summary Financial Comparison. Goldman Sachs presented a summary financial comparison of BankAmerica, NationsBank and other super-regional banks and bank holding companies, consisting of Citicorp, The Chase Manhattan Corporation, First Union Corporation, Banc One Corporation, Norwest Corporation, U.S. Bancorp, Wells Fargo & Company, and First Chicago NBD Corporation (the "SUPER-REGIONALS"), on the basis of various financial ratios and other indicators, including price to EPS ratios, five-year EPS growth rates, historical price to stated book value and tangible book value ratios, historical dividend yield and compound annual rates of return. The Super-Regionals were selected for comparison purposes through discussions with BankAmerica management and a review of comparably sized banking institutions. Unless otherwise noted, financial information presented was at or for the year ended December 31, 1997. Pro forma adjustments were made for pending acquisitions. Market information presented was as of April 8, 1998. EPS and price to EPS ratios were based upon median IBES earnings estimates as of April 8, 1998. In its decision to use median IBES estimates in its analyses, Goldman Sachs relied on the fact that they were materially consistent with internal forecasts provided to it by senior management of BankAmerica and NationsBank.

     Goldman Sachs compared estimated ratios of price to EPS and price to cash EPS (EPS before goodwill amortization) for BankAmerica and NationsBank with the median ratios for the Super-Regionals for 1998 and 1999. The estimated price to EPS ratios for 1998 for BankAmerica and NationsBank were 17.3x and

THE MERGER

15.8x, respectively. The median price to EPS ratio for the Super-Regionals for the same period was 18.7x. The estimated price to EPS ratios for 1999 for BankAmerica and NationsBank were 15.3x and 13.5x, respectively. The median price to EPS ratio for the Super-Regionals for the same period was 16.1x. The estimated price to cash EPS ratios for 1998 for BankAmerica and NationsBank were 15.7x and 14.1x, respectively. The median price to cash EPS ratio for the Super-Regionals for the same period was 16.4x. The estimated price to cash EPS ratios for 1999 for BankAmerica and NationsBank were 14.0x and 12.3x, respectively. The median price to cash EPS ratio for the Super-Regionals for the same period was 14.6x.

     The IBES five-year EPS growth estimates for BankAmerica and NationsBank were 13.0% and 12.0%, respectively. The median IBES five-year EPS growth estimate for the Super-Regionals was 13.0%.

     The price to stated book value ratios for BankAmerica and NationsBank were 3.1x and 3.0x, respectively. The median price to stated book value ratio for the Super-Regionals was 3.7x. The price to tangible book value ratios for BankAmerica and NationsBank were 4.2x and 5.2x, respectively. The median price to tangible book value ratio for the Super-Regionals was 4.5x. Dividend yields for BankAmerica and NationsBank were 1.6% and 2.0%, respectively, and the median dividend yield for the Super-Regionals was 1.8%.

     The compound annual rates of return for BankAmerica and NationsBank for the year ending March 31, 1998 were 67% and 34%, respectively, and the mean compound annual rate of return for the Super-Regionals for such period was 56%. The compound annual rates of return for BankAmerica and NationsBank for the three-year period ending March 31, 1998 were 55% and 46%, respectively, and the mean compound annual rate of return for the Super-Regionals for such period was 46%. The compound annual rates of return for BankAmerica and NationsBank for the five-year period ending March 31, 1998 were 31% and 26%, respectively, and the mean compound annual rate of return for the Super-Regionals for such period was 29%. The compound annual rates of return for the S&P 500 for such periods were 46%, 30% and 20%, respectively.

     Discounted Cash Flow Analyses. Using a discounted cash flow analysis, Goldman Sachs estimated the present value of future dividend streams, share repurchases and terminal values which BankAmerica could produce for the period from March 31, 1998 to December 31, 2002. The estimate of BankAmerica's future net income assumed earnings growth for this period based on (i) median IBES earnings estimates for 1998 and 1999 and (ii) the IBES long-term growth rate for BankAmerica of 13% thereafter. Using assumed discount rates of 13.7%, 14.5% and 15.3% and terminal values based on multiples of price to forward cash earnings for the 12-month period ending December 31, 2003 ranging from 14.7x to 16.7x, Goldman Sachs calculated present values ranging from $78 to $91 per share of BankAmerica Common Stock at March 31, 1998. This compares with the April 8, 1998 closing price of $84.50 per share of BankAmerica Common Stock.

     Using a similar discounted cash flow analysis, Goldman Sachs estimated the present value of future dividend streams, share repurchases and terminal values which NationsBank could produce for the period from March 31, 1998 to December 31, 2002. The estimate of NationsBank's future net income assumed earnings growth for this period based on (i) median IBES earnings estimates for 1998 and 1999 and (ii) the IBES long-term growth rate for NationsBank of 12% thereafter. Using assumed discount rates of 12.6%, 13.3% and 14.0% and terminal values based on multiples of price to forward cash earnings for the 12-month period ending December 31, 2003 ranging from 13.1x to 15.1x, Goldman Sachs calculated present values ranging from $73 to $86 per share of NationsBank Common Stock at March 31, 1998. This compares with the April 8, 1998 closing price of $74.25 per share of NationsBank Common Stock.

     These discounted cash flow analyses assumed (i) common dividends based on the current cash payout ratio and (ii) ongoing repurchases consistent with the consensus of Wall Street analysts' views.

     Analysis of Average Historical Exchange Ratios. Goldman Sachs described for the BankAmerica Board the relative range of pro forma ownership percentages by BankAmerica Shareholders which would have resulted from the application of average exchange ratios (ranging from 0.9628 to 1.1853) in relation to average prices per share for BankAmerica Common Stock and NationsBank Common Stock for selected trading periods. The pro forma ownership percentages by BankAmerica Shareholders for these trading periods ranged, on a diluted basis, from 41% to 46%.

     Pro Forma Financial Analysis. Goldman Sachs presented the pro forma impact of the Merger on a variety of financial measures. Earnings estimates for this pro forma analysis were based on the median IBES

                                                                      THE MERGER
estimates for BankAmerica and NationsBank, after giving effect to an estimated $1.3 billion of after-tax cost savings. The pro forma analysis assumed common dividends based on NationsBank's current indicated dividend and the suspension of share repurchases by the Combined Company.

     Goldman Sachs analyzed the pro forma net income and pro forma cash net income of the combined companies for the four-year period ending December 31, 2001. Taking into account the synergies and excess capital utilization resulting from the Merger, pro forma net income after the Merger for these four years was estimated at $8.1 billion, $9.9 billion, $11.6 billion and $13.0 billion, respectively. After amortization of goodwill resulting from previous acquisitions by BankAmerica and NationsBank, pro forma cash net income for the same four years was estimated at $8.9 billion, $10.7 billion, $12.4 billion and $13.8 billion, respectively.

     Goldman Sachs also analyzed the pro forma impact of the Merger from the perspectives of BankAmerica and NationsBank on a variety of per share measures, including, among others things, EPS, cash EPS and tangible book value per share. This pro forma per share analysis was based on the assumption that no cost savings would be realized in 1998, that 50% of the $1.3 billion of after-tax cost savings would be realized in 1999, and that 100% of the $1.3 billion of after-tax cost savings would be realized in the year 2000 and each year thereafter. Share prices for BankAmerica and NationsBank were based upon closing prices on April 8, 1998.

     The pro forma per share analysis indicated that, from BankAmerica's perspective, the Merger would be (i) accretive to estimated EPS in 1998 by 5%,
(ii) accretive in 1999 by 13.1%, (iii) accretive in 2000 by 18.1% and (iv) accretive in 2001 by 17.2%. The analysis also indicated that the Merger would be accretive to BankAmerica's estimated cash EPS in 1998, 1999, 2000 and 2001 by 7.5%, 14.6%, 18.9% and 17.8%, respectively.

     From a NationsBank perspective, the Merger was estimated to be dilutive to NationsBank's estimated EPS by 4.2% in 1998. The Merger was indicated to be accretive to NationsBank's estimated EPS in 1999, 2000 and 2001 by 0.3%, 5.6% and 5.8%, respectively. The Merger was estimated to be dilutive to NationsBank's estimated cash EPS in 1998 and 1999 by 5.8% and 1.7%, respectively. The Merger was indicated to be accretive to NationsBank's estimated cash EPS in 2000 and 2001 by 3.2% and 3.3%, respectively.

     The indicated impact of the Merger on tangible book value per share from BankAmerica's perspective based upon December 31, 1997 data reflected a decrease of 13.3%. It was estimated that NationsBank's tangible book value per share based upon December 31, 1997 data would increase by 3.6%.

     Goldman Sachs also presented data concerning the pro forma impact of the Merger on various profitability measures, including reported and cash return on average assets, reported and cash return on average common equity and efficiency ratios. Analysis of these profitability measures was made on the basis of fully phased-in cost savings assumptions, as if the Merger had been consummated on December 31, 1997. For the quarter ended December 31, 1997, the pro forma reported return on average assets was 1.53%, compared with 1.26% and 1.34% for BankAmerica and NationsBank, respectively. For the quarter ended December 31, 1997, the pro forma cash return on average assets was 1.69%, compared with 1.39% and 1.52% for BankAmerica and NationsBank, respectively. For the quarter ended December 31, 1997, the pro forma reported return on average common equity was 20.1%, compared with 16.8% and 16.4% for BankAmerica and NationsBank, respectively. For the quarter ended December 31, 1997, the pro forma cash return on average common equity was 22.2%, compared with 18.7% and 18.6% for BankAmerica and NationsBank, respectively. For the quarter ended December 31, 1997, the pro forma efficiency ratio (defined as non-interest expense divided by the sum of non-interest income and net interest income before provision for loan losses) was 50%, compared with 57% and 55% for BankAmerica and NationsBank, respectively.

     Pro Forma Discounted Cash Flow Analysis. Using a pro forma discounted cash flow analysis from BankAmerica's perspective, Goldman Sachs estimated the present value of future dividend streams, share repurchases and terminal values which could be produced after consummation of the Merger for the period from March 31, 1998 to December 31, 2002. The estimate of pro forma future net income assumed earnings growth for this period based on median IBES earnings estimates for both BankAmerica and NationsBank, giving effect to $1.3 billion of after-tax cost savings to be realized beginning in the year 1999 at 50% of such

THE MERGER
cost savings and continuing in the year 2000 and each year thereafter at 100% of such cost savings. Using assumed discount rates of 13.1%, 13.8% and 14.6% and terminal values based on multiples of price to forward cash earnings for the 12-month period ending December 31, 2003 ranging from 13.1x to 16.7x, Goldman Sachs calculated present values ranging from $83 to $110 per share of BankAmerica Common Stock at March 31, 1998. This compares with the April 8, 1998 closing price of $84.50 per share of BankAmerica Common Stock. This pro forma discounted cash flow analysis assumed common dividends based on NationsBank's current indicated dividend and the suspension of share repurchases by the Combined Company.

     Comparison of Projected Cost Savings. Goldman Sachs presented comparative information about the projected cost savings indicated by the participants in selected bank merger transactions, both adjacent market and in-market, which were announced during the last three years. Goldman Sachs compared cost savings as a percentage of non-interest expense for BankAmerica and NationsBank with the median of such percentage for both the adjacent market and the in-market bank merger groups. The Merger's assumed cost savings was estimated at 22% of BankAmerica's stand-alone, pre-Merger non-interest expense and 20% of NationsBank's stand-alone, pre-Merger non-interest expense, compared with a median cost savings of 25% and 44% of seller's non-interest expense for the adjacent market and the in-market bank merger groups, respectively. The approximate period to achieve these cost savings following a transaction was assumed to be two years for BankAmerica/NationsBank and a median of two years for each of the adjacent market and the in-market bank merger groups.

     Summary Analysis of Selected Recent Bank and other Financial Institution Mergers. Goldman Sachs also presented summary comparative information concerning selected recent financial institution merger-of-equals transactions announced during the last three years. These bank mergers consisted of:
Travelers Group Inc./Citicorp, Royal Bank of Canada/Bank of Montreal, Union Bank of Switzerland/Swiss Bank Corporation, Dean Witter, Discover & Co./Morgan Stanley Group Inc., Chemical Bank/The Chase Manhattan Corporation, and NBD Bancorp, Inc./First Chicago Corporation. Pro forma ownership percentages of the two parties involved in the selected merger-of-equals transactions ranged from 40%/60% to 50%/50%. This compared with pro forma ownership percentages of BankAmerica and NationsBank in the Combined Company of 45% and 55%, respectively. In the selected merger-of-equals transactions, representation of the respective merged financial institutions on the resulting combined company's board of directors ranged from 44%/56% to 50%/50%. This compares with representation of BankAmerica and NationsBank on the Combined Company's board of directors of 45% and 55%, respectively.

     On the first day after announcement of each of these merger-of-equals transactions (adding as a comparison the Chemical Bank/Manufacturers Hanover merger), market capitalization increases, calculated as a percentage of pre-announcement market capitalization, ranged from 3% to 22%. These market capitalization increases, calculated as a percentage of the net present value of synergies afforded by these merger-of-equals transactions, ranged from 4% to 49%. The net present value of synergies for this purpose was computed as the estimated after-tax synergies, increasing at 2% per year, phased-in over two to three years, and discounted at 10%, less restructuring charges.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Goldman Sachs believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying the analyses set forth in its opinion. In addition, Goldman Sachs considered the results of all such analyses and did not assign relative weights to any of the analyses, so the ranges of valuations resulting from any particular analysis described above should not be taken to be Goldman Sachs' view of the actual value of BankAmerica or a combination of BankAmerica and NationsBank.

     In performing its analyses, Goldman Sachs made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of BankAmerica or NationsBank. The analyses performed by Goldman Sachs are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Goldman Sachs' analysis of the fairness of the Merger to BankAmerica Shareholders from a financial point of view and were provided to the BankAmerica Board. The analyses do not purport to be appraisals or to reflect the

                                                                      THE MERGER
prices at which a company might be sold. In addition, as described above, the opinion of Goldman Sachs was one of many factors taken into consideration by the BankAmerica Board in making its determination to approve the Merger. Consequently, the analyses described above should not be viewed as determinative of the BankAmerica Board's or BankAmerica management's opinion with respect to the value of BankAmerica or a combination of BankAmerica and NationsBank, or of whether the BankAmerica Board or BankAmerica management would have been willing to agree to a different exchange ratio. BankAmerica placed no limits on the scope of the analysis performed, or opinion expressed, by Goldman Sachs.

     Goldman Sachs is an internationally recognized investment banking and advisory firm. As part of its investment banking business, Goldman Sachs is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the course of its market-making and other trading activities, Goldman Sachs may, from time to time, have a long or short position in, and may buy and sell, securities of BankAmerica, NationsBank and other financial institutions. In the past, Goldman Sachs and certain of its affiliates have provided financial advisory and financial services to BankAmerica and NationsBank. Since June 1, 1996, Goldman Sachs has received aggregate fees of approximately $13.4 million in respect of such financial advisory and financial services provided to BankAmerica and aggregate fees of approximately $18.6 million in respect of such financial advisory and financial services provided to NationsBank. Goldman Sachs contemplates receiving customary fees for rendering such financial advisory and financial services in the future to BankAmerica, NationsBank, the Combined Company, or any of their respective affiliates.

     BankAmerica has agreed to pay Goldman Sachs a transaction fee of $27.5 million, $7.5 million payable in cash upon execution of the Merger Agreement and the remainder payable in cash upon consummation of the Merger. An additional fee, equal to 0.20% of the increase in combined market capitalization of BankAmerica and NationsBank from the trading date immediately preceding execution of the Merger Agreement to the trading date immediately preceding consummation of the Merger, will also be payable upon consummation of the Merger. Assuming that the Merger was consummated on June 26, 1998, the total fee payable to Goldman Sachs, including the transaction fee and the additional fee, would equal approximately $30.8 million. In no event may the aggregate of all compensation paid to Goldman Sachs exceed $50 million. In addition, BankAmerica has agreed to reimburse Goldman Sachs for its reasonable out-of-pocket expenses incurred in connection with the services provided by it and to indemnify and hold harmless Goldman Sachs and certain related parties, to the full extent lawful, from and against certain liabilities and expenses, including certain liabilities under the federal securities laws, incurred in connection with its engagement.

     Opinion of Goldman, Sachs & Co. At the April 9, 1998 meeting of the BankAmerica Board, Goldman Sachs gave its oral opinion that, as of such date and based upon and subject to various qualifications and assumptions described with respect to its opinion, the proposed exchange ratio was fair from a financial point of view to the BankAmerica Shareholders. Goldman Sachs subsequently delivered a written opinion to BankAmerica on April 10, 1998 that, as of such date and based upon and subject to various qualifications and assumptions described in its opinion, the Exchange Ratio was fair from a financial point of view to the BankAmerica Shareholders. Goldman Sachs has confirmed its written opinion dated April 10, 1998 by delivery of a written opinion to BankAmerica dated the date of this Joint Proxy Statement-Prospectus.

     THE FULL TEXT OF THE WRITTEN OPINION OF GOLDMAN SACHS, DATED THE DATE OF THIS JOINT PROXY STATEMENT-PROSPECTUS, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE SCOPE OF REVIEW UNDERTAKEN, IS ATTACHED AS APPENDIX F TO THIS JOINT PROXY STATEMENT-PROSPECTUS. BANKAMERICA SHAREHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY. NO LIMITATIONS WERE IMPOSED BY THE BANKAMERICA BOARD UPON GOLDMAN SACHS WITH RESPECT TO THE INVESTIGATIONS MADE OR PROCEDURES FOLLOWED BY IT IN RENDERING ITS OPINION. GOLDMAN SACHS' OPINION, WHICH IS ADDRESSED TO THE BANKAMERICA BOARD, IS DIRECTED ONLY TO THE FAIRNESS OF THE EXCHANGE RATIO TO BANKAMERICA SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY BANKAMERICA SHAREHOLDERS AS TO HOW SUCH SHAREHOLDER SHOULD VOTE AT THE BANKAMERICA SPECIAL MEETING AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE PROPOSED MERGER OR ANY RELATED TRANSACTION. GOLDMAN SACHS CONSENTS TO THE SUMMARIZATION OF ITS OPINION IN, AND ATTACHMENT OF ITS OPINION TO, THIS JOINT PROXY STATEMENT-PROSPECTUS. THE SUMMARY OF THE OPINION OF GOLDMAN SACHS SET FORTH

THE MERGER

IN THIS JOINT PROXY STATEMENT-PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

     In connection with rendering its opinion, Goldman Sachs has reviewed, among other things: the Merger Agreement; the Registration Statement on Form S-4 of which this Joint Proxy Statement-Prospectus is a part; Annual Reports to Shareholders and Annual Reports on Form 10-K of BankAmerica and NationsBank for the five years ended December 31, 1997; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of BankAmerica and NationsBank; certain other communications from BankAmerica and NationsBank to their respective shareholders; and certain internal financial analyses and forecasts for BankAmerica and NationsBank prepared by their respective managements, including forecasts of certain cost savings (the "SYNERGIES") expected to be achieved as a result of the Merger. Such management financial analyses and forecasts included 1998 projections of pre-tax earnings, net income to common equity, average number of diluted shares and diluted earnings per share which were materially consistent with median IBES forecasts. Because the internal forecasts provided to Goldman Sachs by the management of NationsBank and BankAmerica were materially consistent with median IBES forecasts, Goldman Sachs used median IBES forecasts in its analyses and relied upon the fact that they were materially consistent with those provided to it by management. Furthermore, Goldman Sachs has held discussions with BankAmerica management regarding projected share repurchases and targeted capital ratios. Goldman Sachs has also held discussions with members of the senior management of BankAmerica and NationsBank regarding the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, regulatory relationships, financial condition and prospects of BankAmerica and NationsBank. In addition, Goldman Sachs has reviewed the reported price and trading activity for BankAmerica Common Stock and NationsBank Common Stock, compared certain financial and stock market information for BankAmerica and NationsBank with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the commercial banking industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.

     Goldman Sachs has relied upon the accuracy and completeness of all of the financial and other information reviewed by it and has assumed such accuracy and completeness for purposes of rendering its opinion. In that regard, Goldman Sachs has assumed, with the BankAmerica Board's consent, that the financial forecasts, including without limitation the Synergies and projections regarding under-performing and non-performing assets and net charge-offs, have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of BankAmerica and NationsBank and that such forecasts will be realized in the amounts and at the times contemplated thereby. Goldman Sachs is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of allowances for losses with respect thereto and has assumed, with the BankAmerica Board's consent, that such allowances for each of BankAmerica and NationsBank are in the aggregate adequate to cover all such losses. Similarly, Goldman Sachs has assumed that the obligations of BankAmerica and NationsBank pursuant to derivatives, swaps, foreign exchange, financial instruments and off-balance-sheet lending-related financial instruments will not have an adverse effect which would be relevant to its analysis. In addition, Goldman Sachs has not reviewed individual credit files nor has it made an independent evaluation or appraisal of the assets and liabilities of BankAmerica, NationsBank or any of their respective subsidiaries, and Goldman Sachs has not been furnished with any such evaluation or appraisal. Goldman Sachs has also assumed, with the BankAmerica Board's consent, that the Merger will be accounted for as a pooling of interests under generally accepted accounting principles and that obtaining any necessary regulatory approvals and third party consents for the Merger or otherwise will not have an adverse effect on BankAmerica, NationsBank or the Combined Company pursuant to the Merger.

     Goldman Sachs' opinion was based on economic, market and other conditions as in effect on, and the information available to it as of, the date of its opinion. Goldman Sachs did not express any opinion as to the price or range of prices at which the Combined Company Common Stock might trade subsequent to the Merger. In addition, Goldman Sachs' opinion did not address the relative merits of the Merger and alternative potential transactions. Goldman Sachs rendered no opinion as to the fairness of the Merger to the holders of any series of BankAmerica Preferred Stock.

                                                                      THE MERGER

THE REINCORPORATION MERGER

     As a result of the Reincorporation Merger, NationsBank will become a Delaware corporation, and the rights of NationsBank shareholders will cease being governed by North Carolina law and will, instead, be governed by Delaware law. It is expected that the Reincorporation Merger Effective Time will occur several days prior to the Effective Time. In addition to reincorporating NationsBank from North Carolina to Delaware, the Reincorporation Merger will also increase the number of authorized shares under NationsBank's charter from
1.25 billion shares of common stock and 45 million shares of preferred stock to 5 billion shares of common stock and 100 million shares of preferred stock. See "Comparative Rights of Shareholders of NationsBank, BankAmerica and the Combined Company."

THE EFFECTIVE TIME

     Subject to the satisfaction or waiver of certain conditions contained in the Merger Agreement, the parties will cause the Effective Time to occur no later than (i) the fifth business day after the last to occur of the satisfaction or waiver of the conditions described under "--Conditions to the Merger," including, without limitation: (a) the receipt of the required shareholder approvals of NationsBank and BankAmerica, (b) the receipt of all regulatory approvals required to consummate the transactions contemplated by the Merger Agreement and the expiration of any required waiting periods, (c) the receipt of all consents or approvals of third parties (other than regulatory authorities) required for consummation of the Merger other than those that, if not received, would not reasonably be likely to have a material adverse effect on BankAmerica or NationsBank, and (d) the listing on the NYSE of the Combined Company Common Stock to be issued in the Merger; or (ii) such other date to which the parties may agree.

     At the Effective Time, BankAmerica Shareholders will cease to be BankAmerica Shareholders, and will have no rights as BankAmerica Shareholders, other than the right to receive (i) the number of shares of Combined Company Common Stock and cash in lieu of fractional shares, if any, to which they may be entitled and (ii) any dividend or other distribution with respect to such BankAmerica Common Stock with a record date occurring prior to the Effective Time. After the Effective Time, there will be no transfers on the stock transfer books of BankAmerica or of shares of BankAmerica Common Stock.

EXCHANGE OF CERTIFICATES

     At or prior to the Effective Time, NationsBank (DE) will deposit, or will cause to be deposited, with ChaseMellon Shareholder Services, LLC (the "EXCHANGE AGENT") certificates representing the shares of Combined Company Common Stock ("COMBINED COMPANY CERTIFICATES"), and an estimated amount of cash to be paid in lieu of fractional shares to which a holder of record of shares formerly representing BankAmerica Common Stock would otherwise be entitled based on the Exchange Ratio (such cash and Combined Company Certificates, together with any dividends or distributions with respect thereto (without any interest thereon), are referred to as the "EXCHANGE FUND").

     As promptly as practicable after the Effective Time, NationsBank or the Combined Company, as applicable, will send or cause to be sent to each holder of record of certificates formerly representing BankAmerica Common Stock ("BANKAMERICA CERTIFICATES") transmittal materials for use in exchanging such BankAmerica Shareholder's BankAmerica Certificates for the consideration due in respect thereof. After the Effective Time, a BankAmerica Shareholder's shares of BankAmerica Common Stock will become the right to receive (i) Combined Company Certificates into which BankAmerica Shareholder's shares of BankAmerica Common Stock are converted and (ii) a check in respect of any fractional share interests or dividends or distributions that such person will be entitled to receive. The Combined Company Certificates and any checks will be delivered to such BankAmerica Shareholder upon delivery to the Exchange Agent of BankAmerica Certificates (or indemnity reasonably satisfactory to the Combined Company and the Exchange Agent, if any of such BankAmerica Certificates are lost, stolen or destroyed) owned by such BankAmerica Shareholder. No interest will be paid on any such cash to be paid upon such delivery.

     BANKAMERICA SHAREHOLDERS SHOULD NOT SEND IN THEIR BANKAMERICA CERTIFICATES UNTIL THEY RECEIVE THE TRANSMITTAL MATERIALS FROM THE EXCHANGE AGENT (EXCEPT TO CONVERT TO A BOOK-ENTRY POSITION, IN WHICH CASE YOU MAY CALL THE TRANSFER AGENT AT 1-800-642-9880).

THE MERGER

     No fractional shares of Combined Company Common Stock and no certificates or scrip therefor, or other evidence of ownership thereof, will be issued in the Merger; instead, the Combined Company will pay to each BankAmerica Shareholder who would otherwise be entitled to a fractional share of Combined Company Common Stock (after taking into account all BankAmerica shares owned by such BankAmerica Shareholder) an amount in cash to be paid in lieu of fractional shares (without interest) determined by multiplying such fraction (rounded to the nearest thousandth) by the average of the last sale prices of NationsBank Common Stock on the NYSE as reported in The Wall Street Journal, for the five trading days immediately preceding the date of the Effective Time.

     Notwithstanding the foregoing, neither the Exchange Agent nor any party to the Merger Agreement will be liable to any holder of BankAmerica Common Stock (or, if after the Effective Time, former BankAmerica Shareholder) for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

     No dividends or other distributions with respect to Combined Company Common Stock with a record date occurring after the Effective Time will be paid to the holder of any unsurrendered BankAmerica Certificate until the holder thereof will surrender such BankAmerica Certificate in accordance with the terms of the Merger Agreement. After the proper surrender of a BankAmerica Certificate, the record holder thereof will be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of Combined Company Common Stock represented by such BankAmerica Certificate.

     Holders of BankAmerica Certificates will need to exchange them for new certificates or a book-entry position in Combined Company Common Stock. Holders of BankAmerica Certificates who surrender those certificates without requesting that their shares be issued in certificated form will have their Combined Company Common Stock issued in book-entry form. Book-entry holdings of BankAmerica Common Stock will automatically be exchanged into book-entry holdings of Combined Company Common Stock unless the holders thereof affirmatively request the issuance of Combined Company Certificates.

     After the Effective Time, certificates representing NationsBank Common Stock and NationsBank Preferred Stock will continue to represent the same number of shares of Combined Company Common Stock and Combined Company Preferred Stock.

     NATIONSBANK SHAREHOLDERS SHOULD NOT SEND IN THEIR NATIONSBANK STOCK CERTIFICATES.

CONDUCT OF BUSINESS PRIOR TO THE MERGER AND OTHER COVENANTS

     Prior to the Effective Time, except as expressly contemplated by the Merger Agreement, (i) without the prior written consent of NationsBank (which consent will not be unreasonably withheld or delayed), BankAmerica will not, and will cause each of its subsidiaries not to, and (ii) without the prior written consent of BankAmerica (which consent will not be unreasonably withheld or delayed), NationsBank will not, and will cause each of its subsidiaries not to:

          (a) conduct the business of it and its subsidiaries other than in the ordinary and usual course or, to the extent consistent therewith, fail to use reasonable efforts to preserve intact their business organizations and assets and maintain their rights, franchises and existing relations with customers, suppliers, employees and business associates, or take any action that would (1) adversely affect the ability of any party to obtain any necessary approvals of any regulatory authorities required for the transactions contemplated by the Merger Agreement or (2) adversely affect its ability to perform any of its material obligations under the Merger Agreement;

          (b) other than pursuant to rights or other stock options or stock-based awards previously disclosed to NationsBank, the Stock Option Agreements (as defined herein), upon conversion of shares of NationsBank Preferred Stock, pursuant to their terms, or as otherwise previously disclosed to the other party, (1) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of capital stock, any stock appreciation rights or any convertible, exchangeable or derivative securities, (2) enter into any agreement with respect to the foregoing, or (3) permit any

                                                                      THE MERGER
     additional shares of capital stock to become subject to new grants of employee stock options, stock appreciation rights, or similar stock-based employee rights;

          (c) (1) adjust, split, combine or reclassify any capital stock, or (2) make, declare or pay any dividend (other than (A) in the case of BankAmerica, (x) quarterly cash dividends on BankAmerica Common Stock at a rate not to exceed the rate payable as of the date of the Merger Agreement (with any increase as is consistent with past practice), (y) dividends payable on BankAmerica Preferred Stock in accordance with the terms thereof, and (z) dividends from greater than 95% owned subsidiaries to BankAmerica or another greater than 95% owned subsidiary of BankAmerica, as applicable, and (B) in the case of NationsBank, (x) quarterly cash dividends on NationsBank Common Stock at a rate not to exceed the rate payable as of the date of the Merger Agreement (with any increase as is consistent with past practice), (y) dividends payable on NationsBank Preferred Stock in accordance with the terms thereof, and (z) dividends from greater than 95% owned subsidiaries to NationsBank or to another greater than 95% owned subsidiary of NationsBank, as applicable), or (2) directly or indirectly, combine, redeem, reclassify, purchase or otherwise acquire any shares of its capital stock, other than (A) as previously disclosed to the other party, or (B) in the ordinary course pursuant to employee benefit plans (and, after the date of the Merger Agreement, each of NationsBank and BankAmerica will coordinate with the other the declaration of any dividends on NationsBank Common Stock and BankAmerica Common Stock, respectively, and the record dates and payment dates relating thereto, it being the intention of the parties that holders of NationsBank Common Stock or BankAmerica Common Stock will not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to their shares of NationsBank Common Stock and/or BankAmerica Common Stock and any shares of Combined Company Common Stock any such holder receives in exchange therefor in the Reorganization);

          (d) except as otherwise agreed by BankAmerica and NationsBank, enter into or amend any written employment, severance or similar agreements or arrangements with any of its directors, executive officers or employees, or grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments), except for (1) normal individual increases in compensation to employees in the ordinary course of business consistent with past practice, or (2) other changes as are provided for in the Merger Agreement or as may be required by law or to satisfy contractual obligations existing as of the date of the Merger Agreement or additional grants of awards to newly hired employees consistent with past practice;

          (e) except as otherwise agreed to by BankAmerica and NationsBank, enter into or amend (except as may be required by applicable law, to satisfy contractual obligations existing as of the date of the Merger Agreement or amendments that, either individually or in the aggregate, would not reasonably be expected to result in a material liability) any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, with respect to any of its directors, officers or other employees, including, without limitation, taking any action that accelerates the vesting or exercise of any benefits payable thereunder;

          (f) dispose of or discontinue any portion of its assets, business or properties that is material to it and its subsidiaries taken as a whole, or acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case, in the ordinary and usual course of business consistent with past practice) all or any portion of the business or property of any other entity which is material to it and its subsidiaries taken as a whole;

          (g) amend either company's corporate governance documents, with certain exceptions;

          (h) implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP; or

          (i) knowingly take any action that would, or would be reasonably likely to, prevent or impede the Reorganization from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code or for "pooling of interests" accounting treatment under GAAP, or knowingly take any action that is

THE MERGER
     intended or is reasonably likely to result in (1) any of its representations and warranties set forth in the Merger Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, (2) any of the conditions to the Reorganization not being satisfied or (3) a material violation of any provision of the Merger Agreement except, in each case, as may be required by applicable law.

     The Merger Agreement also contains certain other agreements relating to the conduct of the parties prior to the Effective Time, including those requiring the parties (i) to use their reasonable best efforts in good faith to take the necessary actions to effect the Reorganization; (ii) to take all actions necessary to obtain all necessary shareholder approvals; (iii) to cooperate in the preparation of the Registration Statement (as defined herein) and this Joint Proxy Statement-Prospectus; (iv) to cooperate in preparing, filing and obtaining all necessary regulatory approvals; (v) to refrain from issuing press releases regarding the Reorganization without the other party's prior approval (except as otherwise required by applicable law, regulation or NYSE rules); (vi) to provide the other party with reasonable access to information regarding such party (except insofar as such access would violate or prejudice the rights of customers, jeopardize the attorney-client privilege or contravene certain legal, fiduciary or contractual obligations) under the condition that no such confidential information be shared with any third party except as required by applicable law; (vii) to refrain from soliciting or encouraging any alternative business combination transactions; and (viii) to take steps necessary to ensure that the Merger Agreement and the Reorganization will not trigger any special shareholder rights contained in the corporate governance documents of such party and will not trigger the anti-takeover laws of the DGCL or the NCBCA.

     The Combined Company has agreed to provide indemnification to the officers, directors and employees of NationsBank and BankAmerica for six years after the Effective Time against certain liabilities in connection with such individual's status. The Combined Company has also agreed that all rights to indemnification provided in BankAmerica's and NationsBank's governing documents shall continue in effect for six years following the Effective Time with respect to events occurring before the Effective Time, and that it will use its best efforts to cause directors and officers of NationsBank and BankAmerica immediately prior to the Effective Time to be covered with respect to events occurring before the Effective Time by BankAmerica's directors and officers liability insurance policy (or a substantially similar policy) for six years following the Effective Time. NationsBank has also agreed to list the shares of Combined Company Common Stock to be issued in the Merger on the NYSE.

CONDITIONS TO THE REORGANIZATION

     The obligation of each of the parties to consummate the Reorganization is conditioned upon the satisfaction at or prior to the Effective Time of each of the following: (i) approval of the Merger Agreement and the transactions contemplated by that Agreement by the requisite vote of the BankAmerica Shareholders and the NationsBank Voting Shareholders; (ii) the receipt of all regulatory approvals required to consummate the transactions contemplated by the Merger Agreement; (iii) all consents or approvals of all persons required for the consummation of the Reorganization will have been obtained and will be in full force and effect, unless the failure to obtain any such consent or approval is not reasonably likely to have, individually or in the aggregate, a material adverse effect on BankAmerica or NationsBank; (iv) no order, decree or injunction of any court or agency of competent jurisdiction will be in effect, and no law, statute or regulation will have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the transactions contemplated by the Merger Agreement, provided that each of NationsBank and BankAmerica will have used its best efforts to prevent any such rule, regulation, injunction, decree or other order, and to appeal as promptly as possible any injunction, decree or other order that may be entered; (v) the representations and warranties of each party contained in the Merger Agreement will be true and correct at the time of the Merger Agreement and at the Closing Date (as defined herein) except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date, and other than any inaccuracies which would not be reasonably likely, individually or in the aggregate, to have a material adverse effect on the financial condition or results of operations of the party by whom such representations and warranties were made (and the covenants of the other party will have been performed or complied with in all material respects); (vi) no stop order suspending the effectiveness of the Registration Statement will have been issued and no proceedings for that purpose will have been initiated or threatened by the Securities and Exchange Commission (the

                                                                      THE MERGER

"COMMISSION") or any other regulatory authority; (vii) NationsBank and BankAmerica shall have received from Wachtell, Lipton, Rosen & Katz, an opinion, dated in each case as of the date of the closing of the Merger (the "CLOSING DATE") as described under "--Certain Federal Income Tax Consequences"; (viii) the shares of Combined Company Common Stock issuable pursuant to the Merger Agreement will have been approved for listing on the NYSE, subject to official notice of issuance; and (ix) NationsBank and BankAmerica shall have received from PricewaterhouseCoopers LLP and Ernst & Young LLP, their respective independent certified public accountants, their respective opinions that the Reorganization will qualify for "pooling of interests" accounting treatment.

     No assurance can be provided as to if or when the regulatory approvals necessary to consummate the Reorganization will be obtained or whether all of the other conditions precedent to the Reorganization will be satisfied or waived by the party permitted to do so.

TERMINATION OF THE MERGER AGREEMENT

     The Merger Agreement may be terminated, and the Reorganization may be abandoned: (i) at any time prior to the Effective Time, by the mutual written consent of the parties, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board of Directors; (ii) at any time prior to the Effective Time, by either party if its Board of Directors so determines by vote of a majority of the members of its entire Board of Directors, in the event of either a significant breach by the other party of any of its representations or warranties contained in the Merger Agreement, which breach cannot be or has not been cured within 45 days after the giving of written notice to the breaching party of such breach, or a material breach by the other party of any of its covenants or agreements contained in the Merger Agreement, which breach cannot be or has not been cured within 45 days after the giving of written notice to the breaching party of such breach (provided that the terminating party is not then in material breach of the Merger Agreement);
(iii) at any time prior to the Effective Time, by either party, if its Board of Directors so determines by vote of a majority of the members of its entire Board of Directors, in the event that the Merger is not consummated by April 30, 1999, except to the extent that the failure of the Merger then to be consummated arises out of or results from the failure of the party seeking to terminate the Merger Agreement to perform or observe the covenants and agreements of such party set forth in the Merger Agreement; and (iv) by either party, if its Board of Directors so determines by a vote of a majority of the members of its entire Board of Directors, in the event (a) the approval of the Board of Governors of the Federal Reserve System (the "FEDERAL RESERVE BOARD") required for consummation of the Reorganization and the other transactions contemplated by the Reorganization shall have been denied by final nonappealable action or any governmental entity of competent jurisdiction shall have issued a final order enjoining the consummation of the transactions contemplated by the Merger Agreement, or (b) any required shareholder approval is not obtained at the BankAmerica Special Meeting or the NationsBank Special Meeting, respectively.

     In the event of termination of the Merger Agreement pursuant to its terms and the abandonment of the Merger, no party to the Merger Agreement will have any liability or further obligation to any other party except (i) for the breach of certain representations, warranties and covenants that survive termination and (ii) that termination will not relieve a breaching party from liability for any willful breach of the Merger Agreement giving rise to such termination.

WAIVER; AMENDMENT; EXPENSES

     Prior to the Effective Time, and subject to compliance with applicable law, any provision of the Merger Agreement may be (i) waived by the party benefited by the provision, or (ii) amended or modified at any time, by an agreement in writing among the parties approved by their respective Boards of Directors and executed in the same manner as the Merger Agreement. Delaware law prohibits any amendment to any of the terms and conditions of the Merger Agreement subsequent to shareholder approval which would, among other things, change the amount or kind of consideration to be received by the BankAmerica Shareholders in the Reorganization.

THE MERGER

     Each party to the Merger Agreement will bear all expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby, except that printing expenses and Commission registration fees will be shared equally between BankAmerica and NationsBank.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the material U.S. federal income tax consequences of the Merger to holders of BankAmerica Common Stock and NationsBank Stock who hold such stock as a capital asset. This summary is based on the Code, Treasury regulations thereunder, and administrative rulings and court decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This summary is not a complete description of all of the consequences of the Merger and, in particular, may not address U.S. federal income tax considerations applicable to BankAmerica Shareholders or NationsBank Shareholders subject to special treatment under U.S. federal income tax law (including, for example, non-U.S. persons, financial institutions, dealers in securities, insurance companies or tax-exempt entities, holders who acquired BankAmerica Common Stock or NationsBank Stock pursuant to the exercise of an employee stock option or right or otherwise as compensation, holders of Dissenting Shares and holders of BankAmerica Common Stock or NationsBank Stock as part of a hedge, straddle or conversion transaction). In addition, no information is provided herein with respect to the tax consequences of the Merger under applicable foreign, state or local laws. HOLDERS OF BANKAMERICA COMMON STOCK AND NATIONSBANK STOCK ARE URGED TO CONSULT WITH THEIR TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

     In connection with the filing of the Registration Statement, the law firm of Wachtell, Lipton, Rosen & Katz, has delivered to BankAmerica and NationsBank its opinion, dated the date hereof and based upon certain customary assumptions and representations (including representations of NationsBank, BankAmerica and NationsBank (DE) with respect to certain aspects of their assets, liabilities, expenses and capital structures prior to and at the Reincorporation Merger Effective Time and the Effective Time and with respect to their plans concerning certain aspects of the Combined Company's assets, liabilities, expenses and capital structure following the Reorganization), and Wachtell, Lipton, Rosen & Katz will, subject to the qualifications discussed in the following paragraph, deliver to NationsBank and BankAmerica its opinion, dated as of the Closing Date (the "TAX OPINION"), to the effect that each of the Reincorporation Merger and the Merger will be treated for U.S. federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Code and that, accordingly:

          (i) no gain or loss will be recognized by NationsBank, the Combined Company or BankAmerica as a result of the Reincorporation Merger or the Merger;

          (ii) no gain or loss will be recognized by the BankAmerica Shareholders who exchange all of their BankAmerica Common Stock solely for Combined Company Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Combined Company Common Stock);

          (iii) no gain or loss will be recognized by the NationsBank Shareholders who exchange all of their NationsBank Common Stock solely for Combined Company Common Stock pursuant to the Reincorporation Merger;

          (iv) the aggregate tax basis of the Combined Company Common Stock received by BankAmerica Shareholders who exchange all of their BankAmerica Common Stock solely for Combined Company Common Stock pursuant to the Merger will be the same as the aggregate tax basis of the BankAmerica Common Stock surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received); and

          (v) the aggregate tax basis of the Combined Company Common Stock received by NationsBank Shareholders who exchange all of their NationsBank Common Stock solely for Combined Company Common Stock in the
     Reincorporation Merger will be the same as the aggregate tax basis of the NationsBank Common Stock surrendered in exchange therefor.

                                                                      THE MERGER

     The obligations of the parties to consummate the Reorganization are conditioned upon the receipt by NationsBank and BankAmerica of the Tax Opinion. Wachtell, Lipton, Rosen & Katz will render the Tax Opinion on the basis of facts, representations and assumptions set forth or referred to in such Tax Opinion that are consistent with the state of facts existing at the Reincorporation Merger Effective Time and at the Effective Time. In rendering the Tax Opinion, Wachtell, Lipton, Rosen & Katz may require and rely upon representations and covenants, including those contained in certificates of officers of NationsBank, NationsBank (DE), BankAmerica and others, reasonably satisfactory in form and substance to Wachtell, Lipton, Rosen & Katz. The Tax Opinion is not binding on the Internal Revenue Service (the "IRS") or the courts, and the parties do not intend to request a ruling from the IRS with respect to the Reorganization. Accordingly, there can be no assurance that the IRS will not challenge such conclusion or that a court will not sustain such challenge.

     In the event that (i) the Tax Opinion is not received, (ii) BankAmerica and NationsBank determine to waive the condition to their obligations to consummate the Reorganization relating thereto, and (iii) the material federal income tax consequences to holders of BankAmerica Common Stock or NationsBank Common Stock are different from those described above, BankAmerica and NationsBank will resolicit the approval of such holders prior to proceeding with the consummation of the Reorganization.

     Based upon the current ruling position of the IRS, cash received by a BankAmerica Shareholder in lieu of a fractional share interest in Combined Company Common Stock will be treated as received in redemption of such fractional share interest, and a BankAmerica Shareholder should generally recognize capital gain or loss for U.S. federal income tax purposes measured by the difference between the amount of cash received and the portion of the tax basis of the share of BankAmerica Common Stock allocable to such fractional share interest. Such gain or loss should be a long-term capital gain or loss if the holding period for such share of BankAmerica Common Stock is greater than one year at the Effective Time. The holding period of a share of Combined Company Common Stock received in the Merger (including fractional share interests deemed received and redeemed as described above) will include the holder's holding period in the BankAmerica Common Stock surrendered in exchange therefor.

     Holders of NationsBank Preferred Stock (other than NationsBank Series B Preferred Stock, which is addressed in the following paragraph) will not recognize any gain or loss on the exchange of all of their NationsBank ESOP Preferred Stock or NationsBank Series BB Preferred Stock solely for Combined Company Preferred Stock pursuant to the Reincorporation Merger, provided that, as is expected to be the case, such Combined Company Preferred Stock is treated for tax purposes as participating in corporate growth to a significant extent by virtue of its conversion rights. If so, the aggregate tax basis of such Combined Company Preferred Stock received by NationsBank shareholders who exchange all of their NationsBank ESOP Preferred Stock or NationsBank Series BB Preferred Stock solely for Combined Company Preferred Stock will equal the aggregate tax basis of the NationsBank ESOP Preferred Stock or NationsBank Series BB Preferred Stock surrendered in exchange therefor.

     Assuming that it is not more likely than not that the Combined Company will exercise its right to redeem or purchase the Combined Company Series B Preferred Stock within the 20-year period beginning on the date of the Reincorporation Merger Effective Time, (i) no gain or loss will be recognized by the holders of NationsBank Series B Preferred Stock who exchange all of their NationsBank Series B Preferred Stock solely for Combined Company Series B Preferred Stock pursuant to the Reincorporation Merger, and (ii) the aggregate tax basis of the Combined Company Series B Preferred Stock received by holders of NationsBank Series B Preferred Stock who exchange all of their NationsBank Series B Preferred Stock solely for Combined Company Series B Preferred Stock pursuant to the Reincorporation Merger will be the same as the aggregate tax basis of the NationsBank Series B Preferred Stock surrendered in exchange therefor. This determination is made as of the Reincorporation Merger Effective Time. No authorities provide clear guidance with respect to determining, as a legal matter, whether the Combined Company is more likely than not to redeem the Combined Company Series B Preferred Stock, and, therefore, it is possible that the IRS could treat the

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                                       48
exchange of NationsBank Series B Preferred Stock for Combined Company Series B Preferred Stock as a taxable exchange. NationsBank (DE), however, has no present plan or intention to redeem the Combined Company Series B Preferred Stock. Holders of NationsBank Series B Preferred Stock are urged to consult their own tax advisors with respect to the tax treatment of their receipt of Combined Company Series B Preferred Stock in the Reincorporation Merger, including the character and amount of any gain or loss in the event that the exchange of NationsBank Series B Preferred Stock for Combined Company Series B Preferred Stock is treated as a taxable exchange.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     General. In connection with their approval of the Merger Agreement and the transactions contemplated thereby, the BankAmerica Board and the NationsBank Board considered the proposed post-Merger participation by certain members of BankAmerica and NationsBank management and of the BankAmerica Board and the NationsBank Board in the management of the Combined Company or on its Board of Directors. Each Board concluded that it was in the best interests of the shareholders to assure that BankAmerica or NationsBank, as the case may be, have the continued dedication of certain key members of executive management pending the completion of the Merger and that the Combined Company have continuity of management after the Merger. Therefore, each Board approved the employment agreements with key members of BankAmerica and NationsBank management that are described below.

     The Boards also considered the interests of officers and directors of BankAmerica, NationsBank or their respective subsidiaries under existing employment agreements and severance and benefit plans. In addition, the Merger Agreement contains provisions relating to the indemnification of such directors and officers and directors' and officers' liability insurance.

     Board Composition and Related Matters Post-Merger. After the Effective Time, the Board of Directors of the Combined Company will consist of 20 directors, eleven of whom will be appointed from among the current directors of NationsBank and nine of whom will be appointed from among the current directors of BankAmerica. The only members of the Board of Directors of the Combined Company named to date are Mr. McColl and Mr. Coulter. See "Management and Operations after the Merger."

     Employment Agreements with the Combined Company. In connection with the execution of the Merger Agreement, employment agreements (the "EMPLOYMENT AGREEMENTS") were entered into with each of David A. Coulter, James H. Hance, Jr., Kenneth D. Lewis, Michael J. Murray and Michael E. O'Neill (the "EXECUTIVES"). Each Employment Agreement is for a term of three years (five years in the case of Mr. Coulter) commencing at the Effective Time and terminating on the third (fifth in the case of Mr. Coulter) anniversary thereof (the "EMPLOYMENT PERIOD"). During the Employment Period, Messrs. Hance, Lewis, Murray and O'Neill will each serve as a member of the Policy Committee of the Combined Company, reporting directly to the Chief Executive Officer of the Combined Company (the "CEO"), and Mr. Coulter will serve as President of the Combined Company and as a member of its Board of Directors and of the Policy Committee. During the Employment Period, the Executives will receive an annual base salary of not less than $1 million ($1.5 million or, if greater, 100% of the annual base salary paid to the CEO, in the case of Mr. Coulter). During the Employment Period, each Executive will be eligible to receive an annual bonus and other benefits on a basis no less favorable than peer executives of the Combined Company. As of the Effective Time, each Executive will be granted 200,000 shares of restricted stock of the Combined Company (300,000 shares in the case of Mr. Coulter) (in the case of each Executive, the "RESTRICTED STOCK"). The Restricted Stock will vest in five equal installments on each of the first, second, third, fourth and fifth anniversaries of the Effective Time (subject to accelerated vesting upon a change of control of the Combined Company and upon certain qualifying terminations as described therein). Pursuant to the Employment Agreements, upon an Executive's termination of employment for any reason, the Executive will be paid an annual retirement benefit of 60% of his "final average compensation" (as defined in NationsBank's Supplemental Executive Retirement Plan (the "SERP")), less benefits payable under BankAmerica's and NationsBank's tax-qualified retirement plans and social security, and in lieu of any benefits the Executive is entitled to receive under any non-qualified defined benefit plan (the "RETIREMENT BENEFIT"), provided that the Executive's Retirement Benefit will not be less than $2 million (in the case of

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                                       49

Mr. Coulter, 95% of his 1997 "base salary" and "bonus" (as such terms are defined in the SERP)). The Employment Agreements further provide that, upon the termination of an Executive's employment with the Combined Company other than for "cause" (as defined in the Employment Agreements), death or "disability" (as defined in the Employment Agreements), or if the Executive terminates employment for "good reason" (as defined in the Employment Agreements), each Executive is entitled to a lump-sum cash payment equal to the sum of (i) any unpaid base salary, (ii) a pro rata annual bonus, based on the highest bonus earned in the three years prior to the date of termination (the "RECENT ANNUAL BONUS") and
(iii) the product of (a) the number of months from the date of termination until the end of the Employment Period, divided by 12 and (b) the sum of the Executive's base salary and the Recent Annual Bonus. Upon any such termination, the Restricted Stock will vest immediately, and each Executive, his spouse and dependents will be entitled to receive medical and dental benefits coverage for the remainder of the Executive's life and that of his current spouse on the same basis as such benefits are provided to peer executives of the Combined Company. If any amounts payable to an Executive under the Employment Agreement or otherwise would subject such Executive to the excise tax under section 4999 of the Code, the Combined Company will make a payment to the Executive such that after the payment of all income and excise taxes, the Executive will be in the same after-tax position as if no excise tax under section 4999 had been imposed, provided that, if such payments (excluding additional amounts payable due to the excise tax) do not exceed 110% of the greatest amount that could be paid without giving rise to the excise tax, no additional payments will be made with respect to the excise tax, and the payments otherwise due to the Executive will be reduced to an amount necessary to prevent the application of the excise tax. Each Employment Agreement contains a restrictive covenant which prohibits the Executive from disclosing confidential information during the Employment Period and thereafter.

     Change In Control Agreements with BankAmerica. In February 1996, BankAmerica adopted a change in control severance program, pursuant to which individual change in control agreements (the "EXECUTIVE AGREEMENTS") were entered into between BankAmerica and each of Eugene Lockhart and Martin Stein and Messrs. Coulter, Murray and O'Neill (the "COVERED EXECUTIVES"). The Executive Agreements provide that, if within one year following a Change in Control (as defined in the Executive Agreements), a Covered Executive's employment is terminated other than for "cause" (as defined in the Executive Agreements), death or "disability" (as defined in the Executive Agreements), or by the Executive for "good reason" (as defined in the Executive Agreements), such Covered Executive will be entitled to a lump sum payment equal to (i) any unpaid base salary, (ii) a pro rata annual bonus, based on the higher of (a) the lowest annual bonus earned in the three years prior to the Change in Control and
(b) the annual bonus paid to peer executives for such year, (iii) the product of
(a) three and (b) the sum of the Covered Executive's base salary and the average of the actual annual bonuses earned by the Covered Executive in the three fiscal years prior to the Change of Control, (iv) the value of any benefits forfeited under the BankAmerica 401(k) Investment Plan and Pension Plan and (v) the product of (a) three and (b) the annual company contribution for the Covered Executive's welfare benefits (multiplied by 191% to compensate for the payment being taxable). In addition, upon any such termination, the Covered Executive will become 100% vested in the BankAmerica Supplemental Retirement Plan, and, if the Covered Executive qualifies as a retiree, he will be eligible for the retiree benefits available to peer executives. The Executive Agreements provide the Covered Executives with outplacement services and, for the calendar year of the date of termination and for one additional calendar year thereafter, continued financial counseling services on the same basis as provided to peer executives, each at BankAmerica's cost. The consummation of the transactions contemplated by the Merger Agreement will constitute a Change in Control for purposes of the Executive Agreements. If any amounts payable to a Covered Executive under the Executive Agreements or otherwise would subject the Covered Executive to the excise tax under section 4999 of the Code, BankAmerica will make a payment to the Covered Executive such that after the payment of all income and excise taxes, the Covered Executive will be in the same after-tax position as if no excise tax under section 4999 had been imposed. The severance payments under the Executive Agreements are conditioned upon the execution and non-revocation of a general release of claims by the Covered Executive in favor of BankAmerica and its affiliates. The Executive Agreements contain restrictive covenants relating to confidentiality and non-disparagement. In the case of Messrs. Coulter, Murray and O'Neill, the Employment Agreements (described above) supersede the Executive Agreements, and as

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                                       50
such, these Covered Executives will not be entitled to receive the payments and benefits described herein. Messrs. Lockhart and Stein will be terminating their employment in connection with the transactions contemplated by the Merger Agreement and, under their Executive Agreements, will be entitled to receive approximately $7.9 million and $5 million, respectively, upon such termination (plus, in each case, the pro rata annual bonus to be determined as described above). Additionally, BankAmerica has agreed with Mr. Lockhart that, in return for providing services for a period of time, he will receive, whether or not the Merger is consummated, the benefits provided by his Executive Agreement, stock-based rights substantially the same as those described below and certain relocation benefits. Approximately 1,000 additional members of senior management also receive benefits under the change in control severance program that are comparable to those for the Covered Executives, except that the multiple of base salary and bonus is generally one and one-half or two, rather than three.

     Stock-Based Rights. The Merger Agreement provides that at the Effective Time each outstanding and unexercised stock option to purchase shares of BankAmerica Common Stock (and any related LSAR (as defined below)) granted under the BankAmerica 1992 Management Stock Plan, the BankAmerica 1987 Management Stock Plan, the BankAmerica Performance Equity Program, the Continental Bank Corporation 1982 Performance, Restricted Stock and Stock Option Plan and the Continental Bank Corporation 1991 Equity Performance Incentive Plan (the "BANKAMERICA STOCK PLANS") will cease to represent the right to acquire shares of BankAmerica Common Stock and will be converted into and become a right with respect to Combined Company Common Stock, adjusted for the Exchange Ratio. Generally, pursuant to the terms of the BankAmerica Stock Plans, at the Effective Time, the unvested stock options and the restricted stock awards and restricted stock units held by executive officers and employee directors will become fully vested and exercisable and all restrictions on any such awards will lapse. In addition, pursuant to the terms of the award agreements granting premium priced options to certain officers under the BankAmerica Performance Equity Program, at the Effective Time the premium priced options will become vested (without regard to the achievement of the target exercise price) and/or fully exercisable (certain premium priced options vested due to the achievement of the target exercise price prior to the Effective Time but remained subject to restrictions on exercisability) and the holders thereof, upon their election within a 60-day period following the Effective Time, will have the right, to exercise the limited stock appreciation rights ("LSARs") granted in conjunction with the premium price options, in cancellation of the options. Upon the exercise of an LSAR after the Effective Time, the holder thereof will be entitled to receive Combined Company Common Stock with a value equal to the amount by which a share of Combined Company Common Stock on the date of exercise exceeds the exercise price (as adjusted) of the LSAR. The number of unvested stock options (excluding premium priced options) to acquire shares of BankAmerica Common Stock held by Messrs. Coulter, Lockhart, Murray, O'Neill and Stein that will become vested and fully exercisable as a result of the Merger is 99,999, 284,926, 51,665, 53,331, and 33,333, respectively. The number of premium priced options (and related LSARs) to acquire shares of BankAmerica Common Stock held by Messrs. Coulter, Lockhart, Murray, O'Neill and Stein that will become vested and/or fully exercisable as a result of the Merger is 1,941,500 (719,898), 1,019,300 (377,948), 1,019,300 (377,948), 849,500 (314,990) and
776,700 (288,000), respectively. The number of shares of BankAmerica Common Stock underlying awards of restricted stock and restricted stock units held by Messrs. Coulter, Murray, O'Neill, Stein and Lockhart that will become transferable as a result of the Merger is 0, 0, 0, 0, and 20,096, respectively.

     Indemnification and Insurance. The Merger Agreement provides that the Combined Company will, for six years after the Effective Time, indemnify directors, officers and employees of BankAmerica, NationsBank or any of their respective subsidiaries against certain liabilities in connection with such persons' status as such or in connection with the Merger Agreement, the Stock Option Agreements or any of the transactions contemplated thereby. Pursuant to the Merger Agreement, the Combined Company will also, for six years after the Effective Time and with respect to events occurring prior to the Effective Time, honor all rights to indemnification and limitations of liability existing in favor of the foregoing persons as provided in the governing documents of NationsBank, BankAmerica or their respective subsidiaries. NationsBank and BankAmerica have also agreed that, for six years after the Effective Time, the Combined Company will use its best efforts to cause the directors and officers of BankAmerica and NationsBank to be covered (with respect to acts or omissions taking place prior to the Effective Time) by directors and officers liability insurance

                                                                      THE MERGER

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

policies as favorable as BankAmerica's and NationsBank's current policies, or by substantially similar policies in substitution therefor. See "--Conduct of Business Prior to the Merger and Other Covenants."

NATIONSBANK AND BANKAMERICA STOCK OPTION AGREEMENTS

     Concurrently with the execution of the Merger Agreement, NationsBank executed and delivered a stock option agreement, dated April 10, 1998 (the "NATIONSBANK STOCK OPTION AGREEMENT"), pursuant to which NationsBank granted to BankAmerica an option to purchase NationsBank Common Stock from NationsBank under the conditions set forth below (the "NATIONSBANK OPTION"). At the same time, BankAmerica executed and delivered a stock option agreement, dated April 10, 1998 (the "BANKAMERICA STOCK OPTION AGREEMENT" and, with the NationsBank Stock Option Agreement, the "STOCK OPTION AGREEMENTS"), pursuant to which BankAmerica granted to NationsBank an option to purchase BankAmerica Common Stock from BankAmerica under the conditions set forth below (the "BANKAMERICA OPTION"). NationsBank and BankAmerica approved and entered into the NationsBank Stock Option Agreement and the BankAmerica Stock Option Agreement, respectively, as an inducement to the other to enter into the Merger Agreement.

     Except as otherwise noted below, the terms and conditions of the NationsBank Stock Option Agreement and the BankAmerica Stock Option Agreement are identical in all material respects. For purposes of this section, except as otherwise noted, (i) the NationsBank Stock Option Agreement or the BankAmerica Stock Option Agreement, as the case may be, is sometimes referred to as the "ISSUER OPTION AGREEMENT," (ii) NationsBank, as issuer of the NationsBank Common Stock, and BankAmerica, as issuer of the BankAmerica Common Stock, upon the exercise of the NationsBank Option and the BankAmerica Option, respectively, are sometimes individually referred to as the "ISSUER," (iii) NationsBank and BankAmerica, as the holder of the BankAmerica Option and the NationsBank Option, respectively, are sometimes individually referred to as the "OPTIONEE," (iv) the NationsBank Option or the BankAmerica Option, as the case may be, is sometimes referred to as the "ISSUER OPTION" and (v) NationsBank Common Stock and BankAmerica Common Stock is referred to as "ISSUER COMMON STOCK."

     The Stock Option Agreements are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the Stock Option Agreements may have the effect of discouraging persons who might now or at any other time prior to the Effective Time be interested in acquiring all of or a significant interest in NationsBank or BankAmerica from considering or proposing such an acquisition, even if any such person was prepared to offer to pay consideration that had a higher current market price. The acquisition of NationsBank or BankAmerica could cause the NationsBank Option or the BankAmerica Option, as the case may be, to become exercisable. The existence of the Issuer Options could significantly increase the cost to a potential acquiror of acquiring either Issuer compared to its cost had the Stock Option Agreements and the Merger Agreement not been entered into. Such increased cost might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential acquiror proposing to pay a lower per share price to acquire such Issuer than it might otherwise have proposed to pay. Moreover, following consultation with their respective independent accountants, BankAmerica and NationsBank believe that the exercise or repurchase of either of the Issuer Options is likely to prohibit any other acquiror of an Issuer from accounting for an acquisition of such Issuer using the "pooling of interests" accounting method for a period of two years.

     The NationsBank Stock Option Agreement gives BankAmerica an option to purchase 191,975,012 shares (the "NATIONSBANK OPTION SHARES" or the "ISSUER OPTION SHARES," as the case may be) of NationsBank Common Stock at an exercise price of $76.4375 per share (the closing price of NationsBank Common Stock on the last trading day preceding the execution of the Merger Agreement), payable in cash. The NationsBank Option Shares, if issued pursuant to the NationsBank Stock Option Agreement, will in no event exceed 19.9% of the NationsBank Common Stock issued and outstanding without giving effect to the issuance of any NationsBank Common Stock subject to the NationsBank Option.

     The BankAmerica Stock Option Agreement gives NationsBank an option to purchase 135,840,487 shares (the "BANKAMERICA OPTION SHARES" or the "ISSUER OPTION SHARES," as the case may be) of BankAmerica Common Stock at an exercise price of $86.50 per share (the closing price of BankAmerica Common Stock on the last trading day preceding the execution of the Merger Agreement), payable in cash. The BankAmerica

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

Option Shares, if issued pursuant to the BankAmerica Stock Option Agreement, will in no event exceed 19.9% of the BankAmerica Common Stock issued and outstanding without giving effect to the issuance of any BankAmerica Common Stock subject to the BankAmerica Option.

     The number of shares of Issuer Common Stock subject to the applicable Issuer Option will be increased or decreased, as appropriate, to the extent that additional shares of Issuer Common Stock are either (i) issued or otherwise become outstanding (other than pursuant to the Issuer Option Agreement or as permitted under the Merger Agreement) or (ii) redeemed, repurchased, retired or otherwise cease to be outstanding after April 10, 1998, such that, after such issuance, the number of BankAmerica Option Shares will continue to equal 19.9% of the BankAmerica Common Stock then issued and outstanding in the case of the BankAmerica Stock Option and the number of NationsBank Option Shares will continue to equal 19.9% of the NationsBank Common Stock then issued and outstanding in the case of the NationsBank Option, in each case, without giving effect to the issuance of any stock subject to the applicable Issuer Option. In the event of any change in, or distributions in respect of, the number of shares of Issuer Common Stock by reason of a stock dividend, split-up, merger, recapitalization, combination, subdivision, conversion, exchange of shares, distribution on or in respect of such Issuer Common Stock that would be prohibited by the Merger Agreement, or similar transaction, the type and number of Issuer Option Shares purchasable upon exercise of the applicable Issuer Option, and the applicable option price will also be adjusted in such a manner as will fully preserve the economic benefits of the Issuer Option.

     Each Issuer Option Agreement provides that the Optionee or any other holder or holders of the Issuer Option (as used in this section, collectively, the "HOLDER") may exercise the Issuer Option, in whole or in part, subject to regulatory approval, only if both an Initial Triggering Event (as defined herein) and a Subsequent Triggering Event (as defined herein) has occurred prior to the occurrence of an Exercise Termination Event (as defined herein); provided that the Holder has sent to the Issuer written notice of such exercise within 90 days following such Subsequent Triggering Event (subject to extension as provided in each Issuer Option Agreement). The terms "Initial Triggering Event" and "Subsequent Triggering Event" generally relate to attempts by one or more third parties to acquire a significant interest in the Issuer. Any exercise of the Issuer Option will be deemed to occur on the date such notice is sent.

     For purposes of each Issuer Option Agreement:

          (i) The term "INITIAL TRIGGERING EVENT" means the occurrence of any of the following events or transactions after April 10, 1998: (a) the Issuer or any subsidiary of the Issuer, without the Optionee's prior written consent, enters into an agreement to engage in, or the Issuer's Board of Directors recommends that shareholders of the Issuer approve or accept, an Acquisition Transaction (as defined herein) with any person or group (other than as contemplated by the Merger Agreement); (b) the Issuer or any subsidiary of the Issuer, without the Optionee's prior written consent, authorizes, recommends, proposes or publicly announces its intention to authorize, recommend or propose to engage in an Acquisition Transaction, or the Issuer's Board of Directors publicly withdraws or modifies, or publicly announces its intention to withdraw or modify, in any manner adverse to the Optionee, its recommendation that its shareholders approve the Agreement in anticipation of engaging in an Acquisition Transaction; (c) any person, other than the Optionee, any subsidiary of the Optionee or any Issuer subsidiary acting in a fiduciary capacity in the ordinary course of business acquires beneficial ownership, or the right to acquire beneficial ownership, of 10% or more of the outstanding shares of the Issuer's Common Stock; (d) any person other than the Optionee or any subsidiary of the Optionee made a bona fide proposal to the Issuer or its shareholders by public announcement or written communication that becomes the subject of public disclosure to engage in an Acquisition Transaction; (e) the Issuer breaches any covenant or obligation in the Agreement after any person, other than the Optionee or any subsidiaries of the Optionee, has proposed an Acquisition Transaction, and such breach (1) would entitle the Optionee to terminate the Agreement and (2) is not remedied prior to the date of the Optionee's notice to the Issuer of the exercise of the Option; or (f) any person other than the Optionee or any subsidiary of the Optionee, other than in connection with a transaction to which the Optionee has given its prior written consent, files an application or notice with the Federal Reserve Board, or other federal or state

                                                                      THE MERGER
     bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

          (ii) For purposes of each Issuer Option Agreement, the term "ACQUISITION TRANSACTION" means (a) a merger or consolidation, or any similar transaction with the Issuer or any of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Commission); (b) a purchase, lease or other acquisition or assumption of all or substantially all of the assets or deposits of the Issuer or any of its Significant Subsidiaries; (c) a purchase or other acquisition of securities representing 10% or more of the voting power of the Issuer; or (d) any substantially similar transaction, provided, however, that in no event will any merger, consolidation, purchase or similar transaction involving only the Issuer and one or more of its subsidiaries or involving only any two or more of such subsidiaries, be deemed to be an Acquisition Transaction, provided that any such transaction is not entered into in violation of the terms of the Merger Agreement.

          (iii) The term "SUBSEQUENT TRIGGERING EVENT" means the occurrence of either of the following events or transactions after April 10, 1998: (a) the acquisition by any person of beneficial ownership of 20% or more of the then-outstanding shares of Issuer Common Stock; or (b) the occurrence of the Initial Triggering Event described above in clause (i)(a), except that the percentage referred to in clause (ii)(c) of the definition of "Acquisition Transaction" set forth above will be 20%.

     Each Issuer Option will expire upon the occurrence of an "EXERCISE TERMINATION EVENT," which includes: (i) the Effective Time; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event, except in the case of the termination of the Merger Agreement by the Optionee as a result of an uncured material breach by the Issuer of any of its representations, warranties, covenants or agreements unless the breach by the Issuer is non-volitional; or (iii) the date that is 12 months after the termination of the Merger Agreement if such termination occurs after the occurrence of an Initial Triggering Event or is a termination by the Optionee as a result of an uncured material breach by the Issuer of any of its representations, warranties, covenants or agreements unless the breach by the Issuer is non-volitional (provided that, if an Initial Triggering Event continues or occurs beyond such termination of the Merger Agreement and prior to the passage of such 12-month period, the Issuer Option will terminate 12 months from the expiration of the last Initial Triggering Event to expire, but in no event more than 18 months after such termination of the Merger Agreement).

     As of the date of this Joint Proxy Statement-Prospectus, to the best knowledge of NationsBank and BankAmerica, no Initial Triggering Event or Subsequent Triggering Event has occurred.

     Each Issuer Option Agreement binds the Issuer to repurchase the Issuer Option upon occurrence of a Repurchase Event. A "REPURCHASE EVENT" is deemed to have occurred (i) upon the consummation of an Acquisition Transaction or (ii) upon the acquisition by any person of the beneficial ownership of 50% or more of the then outstanding Issuer Common Stock, provided that a Subsequent Triggering Event has occurred prior to an Exercise Termination Event.

     Immediately prior to the occurrence of a Repurchase Event (as defined herein), (i) following a request of a Holder, delivered prior to an Exercise Termination Event, the Issuer (or any successor thereto) will repurchase the Issuer Option from the Holder at a price (the "ISSUER OPTION REPURCHASE PRICE") equal to the amount by which (a) the market/offer price (as defined herein) exceeds (b) the option price, multiplied by the number of shares for which the Issuer Option may then be exercised and (ii) at the request of the owner of Issuer Option Shares from time to time (the "OWNER"), delivered within 90 days of such occurrence (or such later period as provided in Section 10 of each of the Stock Option Agreements), the Issuer will repurchase such number of the Issuer Option Shares from the Owner as the Owner will designate at a price (the "ISSUER OPTION SHARE REPURCHASE PRICE") equal to the market/offer price multiplied by the number of Option Shares so designated. Any repurchase by BankAmerica of the BankAmerica Option, any Substitute Option (as defined herein), or any BankAmerica Common Stock underlying the BankAmerica Option may require the approval of the BankAmerica Shareholders in accordance with the provisions of the BankAmerica Certificate of Incorporation. See "Comparative Rights of Shareholders of NationsBank, BankAmerica and the Combined Company."

THE MERGER

     The term "MARKET/OFFER PRICE" means the highest of (i) the price per share of Issuer Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Issuer Common Stock to be paid by any third party pursuant to an agreement with Issuer, (iii) the highest closing price for shares of Issuer Common Stock within the six-month period immediately preceding the date the Holder gives notice of the required repurchase of the Issuer Option or the Owner gives notice of the required repurchase of Issuer Option Shares, as the case may be, or (iv) in the event of a sale of all or a substantial portion of the Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of the Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and the Issuer, divided by the number of shares of Issuer Common Stock outstanding at the time of such sale. In determining the market/offer price, the value of consideration other than cash will be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, who is reasonably acceptable to the Issuer. However, if the Issuer at any time after delivery of a notice of repurchase as described in this paragraph is prohibited under applicable law or regulation from delivering to the Holder and/or the Owner, as appropriate, the Issuer Option Repurchase Price and the Issuer Option Share Repurchase Price, respectively, in full, the Holder or Owner may revoke its notice of repurchase of the Issuer Option or the Issuer Option Shares, either in whole or to the extent of the prohibition, whereupon, in the latter case, the Issuer will promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Issuer Option Repurchase Price or the Issuer Option Share Repurchase Price that the Issuer is not prohibited from delivering and (ii) deliver, as appropriate, (a) to the Holder, a new Issuer Option Agreement evidencing the right of the Holder to purchase that number of shares of the Issuer Common Stock obtained by multiplying the number of shares of the Issuer Common Stock for which the surrendered Issuer Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Issuer Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denominator of which is the Issuer Option Repurchase Price, and (b) to the Owner, a certificate for the Issuer Option Shares it is then so prohibited from repurchasing.

     If, prior to an Exercise Termination Event, the Issuer enters into any agreement (i) to consolidate with or merge into any person, other than the Optionee or one of its subsidiaries, such that Issuer is not the continuing or surviving corporation of such consolidation or merger; (ii) to permit any person, other than the Optionee or one of its subsidiaries, to merge into the Issuer and the Issuer is the continuing or surviving corporation, but, in connection with such consolidation or merger, the outstanding shares of the Issuer Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property, or the then-outstanding shares of Issuer Common Stock after such merger will represent less than 50% of the outstanding voting shares and voting share equivalents of the merged corporation; or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than the Optionee or any of its subsidiaries, then, and in each such case, the agreement governing such transaction must provide that, upon consummation of such transaction and upon terms and conditions set forth in the Issuer Option Agreement, the Option will be converted into, or exchanged for, an option having substantially the same terms as the Option (the "SUBSTITUTE OPTION") to purchase securities, at the election of the Holder, of either the acquiring person or any person that controls the acquiring person. At the request of the Holder of the Substitute Option, the issuer of the Substitute Option will repurchase it at a price, and subject to such other terms and conditions, as set forth in the Issuer Option Agreement.

     Within 90 days after the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Date (subject to extension as provided in the Issuer Option Agreement), the Optionee may request the Issuer to prepare, file and keep current with respect to the Option Shares, a registration statement with the Commission. The Issuer is required to use its reasonable best efforts to cause such registration statement to become effective and then to remain effective for 180 days or such shorter time as may be reasonably necessary to effect such sales or other disposition of Option Shares. The Optionee has the right to demand two such registrations.

     Neither the Issuer nor the Optionee may assign any of its rights and obligations under the Issuer Option Agreements or the Issuer Option to any other person without the express written consent of the other party, except that, if a Subsequent Triggering Event occurs prior to an Exercise Termination Event, the Optionee,
                                                                      THE MERGER
subject to the terms of the Issuer Option Agreement, may assign, in whole or in part, its rights and obligations thereunder, within 90 days (subject to extension as provided in the Issuer Option Agreement) of such Subsequent Triggering Event; provided that, until the date 15 days after the date on which the Federal Reserve Board approves an application by the Optionee to acquire the Issuer Option Shares, the Optionee may not assign its rights under the Issuer Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of the Issuer, (iii) an assignment to a single party for the purpose of conducting a widely dispersed public distribution on the Optionee's behalf, or (iv) any other manner approved by the Federal Reserve Board.

     Certain rights and obligations of the Optionee and the Issuer under the Stock Option Agreements are subject to receipt of required regulatory approvals. The approval of the Federal Reserve Board is required for the acquisition by the Optionee of more than 5% of the outstanding shares of Issuer Common Stock. Accordingly, the Optionee has included or will include in its applications with the Federal Reserve Board a request for approval of the right of the Optionee to exercise its rights under the Issuer Option Agreement, including its right to purchase more than 5% of the outstanding shares of Issuer Common Stock. See
"-- Regulatory Matters."

ACCOUNTING TREATMENT

     It is intended that the Reorganization will be accounted for as a "pooling of interests" under GAAP and the receipt by each party of an opinion of its independent certified public accountants that the Reorganization will qualify for such accounting treatment is a condition to the parties' obligations to consummate the Reorganization. In conjunction with the Merger Agreement, BankAmerica rescinded its share repurchase program. NationsBank has not had a share repurchase program in effect since its August 1997 announcement of its agreement to merge with Barnett. The unaudited pro forma financial information included in this Joint Proxy Statement-Prospectus reflects the Reorganization using the "pooling of interests" method of accounting. See "Comparative Unaudited Per Share Data," "Selected Financial Data" and "Unaudited Pro Forma Condensed Financial Information."

REGULATORY MATTERS

     Federal Reserve Board. The Merger is subject to prior approval by the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended (the "BHCA"). The BHCA requires the Federal Reserve Board, when approving a transaction such as the Merger, to take into consideration the financial and managerial resources (including the competence, experience and integrity of the officers, directors and principal shareholders) and future prospects of the existing and proposed institutions and the convenience and needs of the communities to be served. In considering financial resources and future prospects, the Federal Reserve Board will, among other things, evaluate the adequacy of the capital levels of the parties to a proposed transaction.

     The BHCA prohibits the Federal Reserve Board from approving a merger if it would result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the business of banking in any part of the United States, or if its effect in any section of the country would be substantially to lessen competition or to tend to create a monopoly, or if it would in any other manner result in a restraint of trade, unless the Federal Reserve Board finds that the anti-competitive effects of a merger are clearly outweighed in the public interest by the probable effect of the transaction in meeting the convenience and needs of the communities to be served. In addition, under the Community Reinvestment Act of 1977, as amended, the Federal Reserve Board must take into account the record of performance of the existing depository institutions in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by such institutions.

     The Merger generally may not be consummated until 30 days (which may be shortened to 15 days with the consent of the U.S. Department of Justice (the "DOJ")) following the date of Federal Reserve Board approval, during which time the DOJ may challenge the Merger on antitrust grounds. The commencement of an antitrust action by the DOJ would stay the effectiveness of the Federal Reserve Board's approval unless a court specifically ordered otherwise. NationsBank and BankAmerica expect that a small level of divestitures

THE MERGER
may be required in connection with antitrust review by the DOJ and the Federal Reserve Board. Other than the foregoing, NationsBank and BankAmerica believe that the Merger does not raise substantial antitrust or other significant regulatory concerns and that any divestitures that may be required in order to consummate the Merger will not be material to the financial condition or results of operations of the Combined Company after the Effective Time.

     Other Authorities. The Merger may be subject to the approval of or notice to certain other state and foreign regulatory authorities.

     Status of Regulatory Approvals and Other Information. NationsBank and BankAmerica have filed (or will promptly file) all applications and notices and have taken (or will promptly take) other appropriate action with respect to any requisite approvals or other action of any governmental authority. The Merger Agreement provides that the obligation of each of NationsBank and BankAmerica to consummate the Reorganization is conditioned upon the receipt of all requisite regulatory approvals, including the approvals of the Federal Reserve Board and certain state and foreign regulatory authorities. There can be no assurance that any governmental agency will approve or take any required action with respect to the Reorganization, and, if approvals are received or action is taken, there can be no assurance as to the date of such approvals or action, that such approvals or action will not be conditioned upon matters that would cause the parties to mutually consent to abandon the Reorganization or that no action will be brought challenging such approvals or action, including a challenge by the DOJ or, if such a challenge is made, the result thereof. To date, applications or notifications have been filed with the Federal Reserve Board, the Texas Department of Banking, and the Georgia Commissioner of Banking, among others. All of the foregoing domestic applications are pending at this time.

     NationsBank and BankAmerica are not aware of any governmental approvals or actions that may be required for consummation of the Merger other than as described above. Should any other approval or action be required, NationsBank and BankAmerica currently contemplate that such approval or action would be sought.

     THE MERGER CANNOT PROCEED IN THE ABSENCE OF THE REQUISITE REGULATORY APPROVALS. THERE CAN BE NO ASSURANCE THAT THE REGULATORY APPROVALS WILL BE OBTAINED OR AS TO THE DATES OF ANY SUCH APPROVALS. SEE "--CONDITIONS TO THE MERGER." THERE CAN LIKEWISE BE NO ASSURANCE THAT THE DOJ OR OTHER GOVERNMENTAL AUTHORITIES WILL NOT CHALLENGE THE MERGER, OR, IF SUCH A CHALLENGE IS MADE, AS TO THE RESULT THEREOF.

     See "--The Effective Time," "--Conditions to the Merger" and "--Termination of the Agreement."

RESTRICTIONS ON RESALES BY AFFILIATES

     The shares of Combined Company Common Stock issuable to BankAmerica Shareholders upon consummation of the Merger have been registered under the Securities Act and the shares of Combined Company Common Stock and Combined Company Preferred Stock issuable to NationsBank Shareholders in the Reincorporation Merger are not required to be registered under the Securities Act. Such securities may be traded freely without restriction by those shareholders who are not deemed to be "affiliates" (as defined in the rules promulgated under the Securities Act) of NationsBank or BankAmerica.

     Shares of Combined Company Common Stock received by those BankAmerica Shareholders and NationsBank Shareholders who are deemed to be affiliates of BankAmerica or NationsBank at the time of the Meetings may be resold without registration under the Securities Act only as permitted by Rule 145 under the Securities Act or as otherwise permitted thereunder. Shares of Combined Company Common Stock received by persons who are deemed to be "affiliates" of the Combined Company may be sold by them only in transactions permitted under the provisions of Rule 144 under the Securities Act, or as otherwise permitted under the Securities Act.

     Commission guidelines regarding qualifying for the "pooling of interests" method of accounting also limit sales of shares of the acquiring and acquired company by affiliates of either company in a business combination. Commission guidelines also indicate that the "pooling of interests" method of accounting generally will not be challenged on the basis of sales by affiliates of the acquiring or acquired company if such

                                                                      THE MERGER
affiliates do not dispose of any of the shares of the corporation they own, or shares of a corporation they receive in connection with a merger, during the period beginning 30 days before the merger is consummated and ending when financial results covering at least 30 days of post-merger operations of the combined companies have been published.

     Each of NationsBank and BankAmerica has agreed to use its reasonable best efforts to cause each person who is an "affiliate" (for purposes of Rule 145 under the Securities Act and for purposes of qualifying the Merger for "pooling of interests" accounting treatment) of such party to deliver to the other party a written agreement intended to ensure compliance with the Securities Act (in the case of BankAmerica affiliates) and to preserve the ability of the Merger to be accounted for as a "pooling of interests."

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLANS

     NationsBank has a dividend reinvestment and stock purchase plan called the "NationsBank SharesDirect Plan" that provides, for those NationsBank Shareholders who elect to participate, that dividends on NationsBank Common Stock will be used to purchase either original issue shares or shares in the open market at the market value of NationsBank Common Stock on a quarterly basis. The plan also permits participants to invest in additional shares of NationsBank Common Stock through optional cash payments, within certain dollar limitations, at the then-current market price of such stock at the time of purchase. Optional cash investment purchases will be made on behalf of plan participants by the plan administrator at least once each week. It is anticipated that the NationsBank SharesDirect Plan will be continued by the Combined Company and that BankAmerica Shareholders who receive shares of Combined Company Common Stock in the Merger will be eligible to participate in this plan.

     BankAmerica has a Shareholder Investment Plan which allows BankAmerica Shareholders to elect to reinvest dividends on BankAmerica Common Stock. Shares may be purchased either in the open market or directly from BankAmerica. Participants may also elect to invest in additional shares of BankAmerica Common Stock through optional cash payments, within certain dollar limitations. Participants pay fair market value per share and pay no brokerage commissions or service charges. It is anticipated that BankAmerica will suspend or terminate the plan at or prior to the Effective Time and that participants will be enrolled in the successor plan of the Combined Company referred to above unless they choose not to participate in the successor plan.

RIGHTS OF DISSENTING SHAREHOLDERS

     Under Article 13 of the NCBCA, certain shareholders of North Carolina corporations are permitted to dissent from, and obtain the value of, his or her shares in the event of certain corporate actions. Only holders of NationsBank ESOP Preferred Stock, NationsBank Series B Preferred Stock, and NationsBank Series BB Preferred Stock ("ELIGIBLE DISSENTERS") may exercise such dissenters' rights with respect to the Reorganization.

     The following is a summary of the rights of Eligible Dissenters under
Article 13 of the NCBCA. Any Eligible Dissenter who intends to dissent from the Merger should carefully review the text and comply with the requirements of
Article 13 of the NCBCA (attached as Appendix G to this Joint Proxy Statement-Prospectus), as well as consult with an attorney. FAILURE TO COMPLY WITH THE PROCEDURES PRESCRIBED BY APPLICABLE LAW WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS. No further notice of the events giving rise to dissenters' rights or any steps associated therewith will be furnished to Eligible Dissenters and no notice of approval of the Merger will be given to a NationsBank Dissenter (as defined below).

     The Reorganization gives rise to shareholder dissenter's rights which may be summarized as follows:

          (i) An Eligible Dissenter who intends to dissent from the Reorganization must give NationsBank, and NationsBank must actually receive, before the vote is taken, written notice of his or her intent to demand payment for his or her shares if the Reorganization is effected ("DISSENTING SHARES," held by "NATIONSBANK DISSENTERS"). An Eligible Dissenter's notice to NationsBank should be mailed to Corporate Secretary, NationsBank Corporation, 100 North Tryon Street, Charlotte, North Carolina 28255. A vote against the Merger Agreement will not be deemed to satisfy the notice requirement.

THE MERGER

          (ii) A NationsBank Dissenter must not vote his or her Dissenting Shares in favor of the Merger Agreement but must instead either vote against or abstain from voting on the Merger Agreement. Any Eligible Dissenter who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the Merger Agreement and will not be entitled to assert dissenters' rights of appraisal.

          (iii) No later than ten days after the Reorganization is effected, NationsBank must send to NationsBank Dissenters, by registered or certified mail, return receipt requested, (a) a written dissenters' notice stating where the payment demand must be sent and where and when certificates for certificated Dissenting Shares must be deposited, (b) information as to the restrictions on transfer of Dissenting Shares, (c) a form for demanding payment, and (d) a date by which NationsBank must receive the payment demand, which shall not be fewer than 30 nor more than 60 days after the date such notice is mailed. NationsBank must also provide NationsBank Dissenters with a copy of Article 13 of the NCBCA. NationsBank Dissenters receiving such notice must then demand payment and deposit their certificates in accordance with the terms of the notice provided by NationsBank. NationsBank Dissenters who demand payment and deposit their share certificates in accordance with Article 13 of the NCBCA retain all other rights of a shareholder until the rights are cancelled or modified by the Merger being effected. A shareholder who does not demand payment or deposit his or her share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his or her shares under Article 13 of the NCBCA.

          (iv) As soon as the Reorganization is effected, or within 30 days after receipt of a payment demand, NationsBank shall pay each NationsBank Dissenter who has complied with the requirements of the statute the amount NationsBank estimates to be the fair value of the NationsBank Dissenter's Dissenting Shares, plus interest accrued to the date of payment. The payment must be accompanied by (a) NationsBank's balance sheet as of December 31, 1997, (b) an income statement for the fiscal year ending December 31, 1997, (c) a statement of cash flows for the fiscal year ending December 31, 1997, (d) the latest available interim financial statements, if any, (e) an explanation of how NationsBank estimated the fair value of the Dissenting Shares, (f) an explanation of how the interest was calculated, (g) a statement of the NationsBank Dissenter's rights to demand payment and (h) a copy of Article 13 of the NCBCA.

          (v) If the NationsBank Dissenter believes the amount paid by NationsBank is less than the fair value of his or her Dissenting Shares or the interest was incorrectly calculated or NationsBank fails to make payment as soon as the Reorganization is effected or within 30 days of receipt of a payment demand, the NationsBank Dissenter may notify NationsBank in writing of his or her own estimate of the fair value of his or her Dissenting Shares and the amount of interest due, and demand payment of the amount in excess of the payment by NationsBank for the fair value of his or her shares and interest due. The notice must be given within 30 days after NationsBank makes payment or fails to perform. A NationsBank Dissenter who fails to notify NationsBank in writing of his or her demand for payment within the 30 day period shall be deemed to have withdrawn his or her dissent and demand for payment.

          (vi) If demand for payment remains unsettled, the NationsBank Dissenter may commence a proceeding by filing a complaint with the North Carolina Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. The complaint must be filed 60 days after the earlier of (a) the date payment is made or
     (b) the date of the NationsBank Dissenter's payment demand. A NationsBank Dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his or her dissent and demand for payment.

     Under North Carolina law, holders of NationsBank Common Stock are not entitled to dissenters' rights. Under Delaware law, BankAmerica Shareholders are not entitled to dissenters' rights.

                                                                      THE MERGER

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                                       60

                   MANAGEMENT AND OPERATIONS AFTER THE MERGER

DIRECTORS AFTER THE MERGER

     As of the Effective Time, the Board of Directors of the Combined Company will consist of 20 directors, consisting of 11 of the current directors of NationsBank and nine of the current directors of BankAmerica. The directors of the Combined Company will be elected annually. The only members of the Board of Directors of the Combined Company named to date are Mr. McColl and Mr. Coulter.

MANAGEMENT AFTER THE MERGER

     NationsBank and BankAmerica expect that Mr. McColl will be Chairman and Chief Executive Officer and Mr. Coulter will be President of the Combined Company after the Effective Time. It is the present intention of the boards of directors and of Mr. McColl that Mr. Coulter will succeed Mr. McColl as Chairman and Chief Executive Officer of the Combined Company when Mr. McColl retires from that position. In addition, the following persons will hold the offices in the Combined Company as follows: James H. Hance, Jr., Vice Chairman and Chief Financial Officer; Kenneth D. Lewis, President of Consumer and Commercial Banking; Michael J. Murray, President of Global Corporate and Investment Banking; and Michael E. O'Neill, President of Wealth Management and Principal Investing.

     The Policy Committee of the Combined Company will consist of Messrs. McColl, Coulter, Hance, Lewis, Murray and O'Neill.

CONSOLIDATION OF OPERATIONS; ANTICIPATED COST SAVINGS

     Although no assurance can be given either that any specific level of cost savings will be achieved or as to the timing thereof, NationsBank and BankAmerica currently expect to achieve savings in operating costs by consolidating certain operations and eliminating redundant expenses. Such savings are expected to be realized over time as such consolidation is completed. Currently, the combined global work force within NationsBank and BankAmerica is approximately 180,000 employees. NationsBank and BankAmerica expect that the combined work force will be reduced by 5,000 to 8,000 positions in addition to some positions reduced as a result of attrition.

     Delivery systems optimization is maximizing the efficiency of the branch network by sale of overlapping facilities and increasing usage of alternative delivery channels such as ATMs and in-store facilities. It also includes leveraging the combined call centers. Corporate overhead cost savings are expected to result from combining staff areas such as finance, accounting, human resources and legal, and consolidating marketing and risk management staff areas. The pay scale for these positions is typically higher than the average position. Business line consolidations generate savings from combining businesses where economies of scale can be gained. These areas include treasury management, trading, mortgage, credit card, asset management and consumer, small business and corporate lending. Infrastructure leverage is obtained in the transaction processing and technology units. Savings are generated by running the combined volumes through the existing infrastructure while downsizing the overlapping facilities. Examples include check processing, wire transfer, Automated Clearing House, transportation networks, data processing, systems support and telecommunications. Vendor leverage savings are generated by working with suppliers to obtain a lower per unit cost resulting from increased volume of the combined entities. Specific areas are checks, ATMs, record storage and real estate management services.

     A projected annual after-tax expense savings of $1.3 billion is expected to be realized from the Reorganization as a result of consolidation of the consumer and commercial banking businesses, the global corporate and investment banking businesses, corporate operations, and the consolidation of other duplicative operations of NationsBank and BankAmerica.

     The extent to which such expense savings will be achieved is dependent upon various factors, a number of which are beyond the control of NationsBank and BankAmerica, including regulatory requirements attendant

                                      MANAGEMENT AND OPERATIONS AFTER THE MERGER
to the consummation of the Reorganization, the general regulatory environment, economic conditions, and unanticipated changes in business conditions and inflation, and no assurances can be given with respect to the ultimate level and composition of expense savings to be realized or that such savings will be realized in the time frame currently anticipated. These amounts have not been included in any of the unaudited pro forma financial information included in this Joint Proxy Statement-Prospectus.

     In connection with the Reorganization, the Combined Company expects to incur pre-tax merger and restructuring items of approximately $1.3 billion ($800 million after-tax), which will include severance and change in control expenses, conversion and related costs and occupancy and equipment expenses (primarily lease exit costs and the elimination of duplicate facilities and other capitalized assets), exit costs related to contract terminations and other Reorganization costs (including legal and investment banking fees). The pro forma adjustments represent management's best estimates based on available information at this time. Actual adjustments will differ from those reflected in the unaudited Pro Forma Condensed Financial Information. See "Unaudited Pro Forma Condensed Financial Information".

     For additional information regarding management and operations of the Combined Company, see "Information About NationsBank and NationsBank (DE)" and "Information About BankAmerica."

MANAGEMENT AND OPERATIONS AFTER THE MERGER

                   PRICE RANGE OF COMMON STOCK AND DIVIDENDS

MARKET PRICES

     NationsBank Common Stock is listed on the NYSE and the Pacific Stock Exchange, Inc. (the "PCX") under the trading symbol "NB." NationsBank Common Stock is also listed on the London Stock Exchange (the "LSE") and certain shares are listed on the Tokyo Stock Exchange (the "TSE"). As of July 29, 1998, NationsBank Common Stock was held of record by approximately 173,273 persons. The following table sets forth the high and low closing market prices of the NationsBank Common Stock as reported on the NYSE Composite Transactions List for the periods indicated.

     BankAmerica Common Stock is listed on the NYSE, the PCX, and the Chicago Stock Exchange, Inc. under the symbol "BAC." BankAmerica Common Stock is also listed on the LSE. As of July 29, 1998, BankAmerica Common Stock was held of record by approximately 136,968 persons. The following table sets forth the high and low market prices for BankAmerica Common Stock as reported by the NYSE Composite Transactions List for the periods indicated.

                                                                NATIONSBANK            BANKAMERICA
                                                             MARKET PRICES(1)       MARKET PRICES(2)
                                                             -----------------      -----------------
                                                              HIGH        LOW        HIGH        LOW
                                                             ------      -----      ------      -----
YEAR ENDED DECEMBER 31, 1995:
  First Quarter............................................    $25 7/8    $22 5/16    $24 13/16  $19 3/4
  Second Quarter...........................................     28 7/8     24 13/16    27 5/8     24 3/16
  Third Quarter............................................     34 7/16    26 7/8      30 9/16    26 1/4
  Fourth Quarter...........................................     37 3/8     32          34 1/4     28 1/2
YEAR ENDED DECEMBER 31, 1996:
  First Quarter............................................     40 11/16   32 3/16     39 9/16    29 3/8
  Second Quarter...........................................     42 5/16    37 3/8      40 3/16    34 7/8
  Third Quarter............................................     47 1/16    38 3/16     42 5/8     36
  Fourth Quarter...........................................     52 5/8     43 1/8      51 15/16   41 1/16
YEAR ENDED DECEMBER 31, 1997:
  First Quarter............................................     65         48          61 7/8     47 11/16
  Second Quarter...........................................     70         54          69         49 9/16
  Third Quarter............................................     71 11/16   56 5/8      77 7/8     64 9/16
  Fourth Quarter...........................................     66 3/8     55          81 15/16   66 1/4
YEAR ENDED DECEMBER 31, 1998:
  First Quarter............................................     75 1/8     56 1/4      87 1/8     61 1/2
  Second Quarter...........................................     85         72 1/16     96         79 1/2
  Third Quarter (through July 31, 1998)....................     88 7/16    77         100 1/8     86 3/4

---------------
(1) Adjusted to reflect 2-for-1 stock split completed in February 1997.

(2) Adjusted to reflect 2-for-1 stock split completed in June 1997.

DIVIDENDS

     The following table sets forth dividends declared per share of NationsBank Common Stock and BankAmerica Common Stock, respectively, for the periods indicated. The ability of either NationsBank or BankAmerica to pay dividends to its respective shareholders is subject to certain restrictions. See "Supervision and Regulation of NationsBank and BankAmerica."

                                                              NATIONSBANK     BANKAMERICA
                                                              DIVIDENDS(1)    DIVIDENDS(2)
                                                              ------------    ------------
YEAR ENDED DECEMBER 31, 1995:
  First Quarter.............................................      $.25           $ .23
  Second Quarter............................................       .25             .23
  Third Quarter.............................................       .25             .23
  Fourth Quarter............................................       .29             .23
YEAR ENDED DECEMBER 31, 1996:
  First Quarter.............................................       .29             .27
  Second Quarter............................................       .29             .27
  Third Quarter.............................................       .29             .27
  Fourth Quarter............................................       .33             .27
YEAR ENDED DECEMBER 31, 1997:
  First Quarter.............................................       .33             .305
  Second Quarter............................................       .33             .305
  Third Quarter.............................................       .33             .305
  Fourth Quarter............................................       .38             .305
YEAR ENDED DECEMBER 31, 1998:
  First Quarter.............................................       .38             .345
  Second Quarter............................................       .38             .345
  Third Quarter (through July 31, 1998).....................       N/A          N/A

---------------
(1) Adjusted to reflect 2-for-1 stock split completed in February 1997.

(2) Adjusted to reflect 2-for-1 stock split completed in June 1997.

               INFORMATION ABOUT NATIONSBANK AND NATIONSBANK (DE)

GENERAL

     NationsBank is a multi-bank holding company established as a North Carolina corporation in 1968 and is registered under the BHCA, with its principal assets being the stock of its subsidiaries. Through its banking subsidiaries and its various nonbanking subsidiaries, NationsBank provides banking and banking-related services, primarily throughout the Mid-Atlantic, Midwest, Southeast and Southwest. The principal executive offices of NationsBank are located at NationsBank Corporate Center in Charlotte, North Carolina 28255. Its telephone number is (704) 386-5000.

     NationsBank and its subsidiaries are subject to regulation by various U.S. federal and state regulatory authorities. NationsBank (DE) is a wholly owned subsidiary of NationsBank organized in 1998 under the laws of the State of Delaware to effect the Reorganization. It has not conducted any substantial business activities to date. The business of NationsBank (DE) at the consummation of the Reorganization will be the combined businesses of NationsBank and BankAmerica immediately prior to the Merger, and NationsBank
(DE) will be renamed "BankAmerica Corporation" at the consummation of the Reorganization. See "Supervision and Regulation of NationsBank and BankAmerica."

BUSINESS SEGMENT OPERATIONS

     NationsBank provides a diversified range of banking and certain nonbanking financial services and products through its various subsidiaries. Management reports the results of NationsBank's operations through four business segments:
Consumer Banking, Middle Market, Asset Management, and Corporate Finance.

     The Consumer Banking segment provides comprehensive retail banking services through multiple delivery channels including approximately 3,000 banking centers and 7,000 automated teller machines ("ATMs") providing fully automated, 24 hour cash dispensing and deposit services. These delivery channels are located throughout NationsBank's franchise and serve 16 million households in 15 states and the District of Columbia. In addition, this segment provides specialized services such as the origination and servicing of residential mortgage loans, issuance and servicing of credit cards, direct banking via telephone and personal computer, student lending and certain insurance services. The consumer finance component provides personal, mortgage, home equity and automobile loans to consumers, retail finance programs to dealers and lease financing to purchasers of new and used cars. Consumer Banking also provides commercial banking services to companies and other commercial entities with annual revenues of less than $10 million.

     The Middle Market segment provides a broad array of commercial banking services for companies and other commercial entities with revenues between $10 million and $250 million annually including: commercial lending, treasury and cash management services, asset-backed lending, leasing and factoring. Also included in this segment is NationsCredit Commercial Corporation, which provides commercial financing activities including: equipment loans and leases, loans for debt restructuring, mergers and working capital, real estate and health care financing and inventory financing to manufacturers, distributors and dealers.

     The Asset Management segment includes businesses that provide full service and discount brokerage, investment advisory, investment management and advisory services for the Nations Funds family of mutual funds. Within the Asset Management segment, the Private Client Group provides asset management, banking and trust services for wealthy individuals, business owners and corporate executives and the private foundations established by them.

     Corporate Finance provides a broad array of banking and investment banking products and services to domestic and international corporations, institutions and other customers through its Capital Markets, Real Estate and Transaction Products units. The Corporate Finance segment serves as a principal lender and investor, as well as an advisor, and manages treasury and trade transactions for clients and customers. Loan origination and syndication, asset-backed lending, project finance and mergers and acquisitions consulting are representative of the services provided. These services are provided through various domestic and international offices. Through its Section 20 subsidiary, NationsBanc Montgomery Securities LLC, Corporate Finance is a primary dealer of U.S. Government Securities and underwrites, distributes and makes markets in high-grade and high-yield debt securities and equity securities. Additionally, Corporate Finance is a market maker in derivative products which include swap agreements, option contracts, forward settlement contracts, financial futures and other derivative products in certain interest rate, foreign exchange, commodity and equity markets. In support of these activities, Corporate Finance takes positions to support client demands and its own account. Major centers for the above activities are Charlotte, Chicago, London, New York, San Francisco, Singapore and Tokyo.

MANAGEMENT AND ADDITIONAL INFORMATION

     Certain information relating to executive compensation, various benefit plans (including stock option plans), voting securities and the principal holders thereof, certain relationships and related transactions and other related matters as to NationsBank is incorporated by reference or set forth in the NationsBank Annual Report on Form 10-K for the year ended December 31, 1997, and is incorporated herein by reference, as amended by the NationsBank Current Report on Form 8-K filed April 16, 1998 and the NationsBank Current Report on Form 8-K filed April 17, 1998. NationsBank Shareholders or BankAmerica Shareholders desiring copies of such documents may contact NationsBank at its address or telephone number indicated under "Where You Can Find More Information."

                         INFORMATION ABOUT BANKAMERICA

GENERAL

     BankAmerica is a bank holding company registered under the BHCA, incorporated in Delaware on October 7, 1968. At March 31, 1998, BankAmerica, including its consolidated subsidiaries, was the fifth largest bank holding company in the United States, based on total assets of $265.4 billion.

     BankAmerica's largest subsidiary, based on total assets, is Bank of America National Trust and Savings Association, a national banking association ("BANK OF AMERICA"). Bank of America was founded by A. P. Giannini in San Francisco, California, and began business in San Francisco, California as "Bank of Italy" on October 17, 1904, offering banking services to individuals and small businesses in the community. Bank of America adopted its present name on November 1, 1930, and became a subsidiary of BankAmerica on April 1, 1969. The capital stock of Bank of America is the principal asset of BankAmerica.

     BankAmerica's principal executive offices are located at 555 California Street, San Francisco, California 94104 (telephone (415) 622-3530).

BUSINESS SEGMENT OPERATIONS

     BankAmerica, through its various subsidiaries, provides a diversified range of banking and other financial services throughout the United States and in selected international markets. BankAmerica manages its business activities through two principal business groups: the Global Retail Bank and the Global Wholesale Bank.

     The Global Retail Bank offers retail deposit, credit card, home mortgage, auto loan and various other consumer finance products. It provides a full range of deposit and loan products to individuals and small businesses through full-service branches and ATMs as well as telephone and other delivery channels. The Global Retail Bank operates approximately 1,800 full-service branches in the states of Alaska, Arizona, California, Idaho, Illinois, Nevada, New Mexico, Oregon, Texas, and Washington. It also offers remote account access services through a network of almost 7,700 ATMs in 34 states. In California, BankAmerica's largest market, the Global Retail Bank operates approximately 970 branches and 7,000 ATMs. The Global Retail Bank also conducts retail banking operations in Asia.

     The Global Wholesale Bank provides wholesale banking and financial products and services throughout the United States and selected overseas markets to business customers, including large corporations, middle market companies, governments and other institutions. These products and services encompass corporate lending, capital-raising, leasing, cash management services, and trade finance products, investment banking services (including interest rate risk and foreign exchange management products), capital markets products, and financial advisory and venture capital services. These services are provided through 69 offices located in 38 countries in North and South America, Europe, Africa, the Middle East, Asia and Australia.

MANAGEMENT AND ADDITIONAL INFORMATION

     Certain information relating to executive compensation, various benefit plans (including stock option plans), voting securities and the principal holders thereof, certain relationships and related transactions and other related matters as to BankAmerica is set forth in the BankAmerica Annual Report on Form 10-K for the year ended December 31, 1997, and is incorporated herein by reference. Shareholders of BankAmerica or NationsBank desiring copies of such documents may contact BankAmerica at its address or telephone number indicated under "Where You Can Find More Information."

                   SUPERVISION AND REGULATION OF NATIONSBANK
                                AND BANKAMERICA

     General. As registered bank holding companies, NationsBank and BankAmerica are subject to the supervision of, and to regular inspection by, the Federal Reserve Board. The bank subsidiaries of both NationsBank and BankAmerica are organized as national banking associations, which are subject to regulation, supervision and examination by the Officer of the Comptroller of Currency (the "COMPTROLLER"), or as state chartered banks, which are subject to regulation, supervision and examination by the relevant state regulators. These banks are also subject to regulation by the Federal Reserve Board and the Federal Deposit Insurance Corporation (the "FDIC"), and other U.S. federal regulatory agencies. BankAmerica also owns a federal savings bank subject to supervision, regulation and examination by the Office of Thrift Supervision (the "OTS"). In addition to banking laws, regulations and regulatory agencies, NationsBank and BankAmerica and their subsidiaries and affiliates are subject to various other laws and regulations and supervision and examination by other regulatory agencies, all of which, directly or indirectly, affect the operations and management of NationsBank and BankAmerica and their ability to make distributions. The following discussion summarizes certain aspects of those laws and regulations that affect NationsBank and BankAmerica.

     The activities of NationsBank and BankAmerica and those of companies that each controls or in which either holds more than 5% of the voting stock are limited to banking, managing or controlling banks, furnishing services to or performing services for their subsidiaries or any other activity that the Federal Reserve Board determines to be so closely related to banking or managing or controlling banks as to be a proper incident thereto. In making such determinations, the Federal Reserve Board is required to consider whether the performance of such activities by a bank holding company or its subsidiaries can reasonably be expected to produce benefits to the public such as greater convenience, increased competition or gains in efficiency that outweigh possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices. Generally, bank holding companies, such as NationsBank and BankAmerica, are required to obtain prior approval of the Federal Reserve Board to engage in any new activity or to acquire more than 5% of any class of voting stock of any company.

     Bank holding companies are also required to obtain the prior approval of the Federal Reserve Board before acquiring more than 5% of any class of voting stock of any bank that is not already majority owned by the bank holding company. Pursuant to the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 (the "INTERSTATE BANKING AND BRANCHING ACT"), bank holding companies became able to acquire banks in states other than its home state beginning September 29, 1995, without regard to the permissibility of such acquisitions under state law, but subject to any state requirement that the bank has been organized and operating for a minimum period of time, not to exceed five years, and the requirement that the bank holding company, prior to or following the proposed acquisition, controls no more than 10% of the total amount of deposits of insured depository institutions in the United States and less than 30% of such deposits in that state (or such lesser or greater amount set by state law).

     The Interstate Banking and Branching Act also authorizes banks to merge across state lines, subject to certain restrictions, thereby creating interstate branches. Pursuant to the Interstate Banking and Branching Act, a bank is now able to open new branches in a state in which it does not already have banking operations if the state enacts a law permitting such de novo branching.

     NationsBank currently operates two interstate banks (i.e., banks with banking centers in more than one state): NationsBank, N.A., headquartered in Charlotte, North Carolina, with offices in Arkansas, Florida, Georgia, Illinois, Iowa, Kansas, Maryland, Missouri, New Mexico, North Carolina, Oklahoma, South Carolina, Texas, Virginia and the District of Columbia; and Barnett Bank, N.A., headquartered in Jacksonville, Florida (which NationsBank expects to merge into NationsBank, N.A. in the fourth quarter of 1998), with offices in Florida and Georgia. Separate banks continue to operate in Delaware, Florida, Kentucky (which NationsBank has agreed to sell), and Tennessee.

     BankAmerica currently operates one interstate bank, Bank of America National Trust and Savings Association, headquartered in San Francisco, California, with offices in Alaska, Arizona, California, Florida,

Idaho, Illinois, Nevada, New Mexico, New York, Oregon and Washington. BankAmerica also has separate banks that operate in Arizona, California and Texas and a federal savings bank with offices in numerous states.

     Proposals to change the laws and regulations governing the banking industry are frequently introduced in the U.S. Congress, in the state legislatures and before the various bank regulatory agencies. The likelihood and timing of any such proposals or bills being enacted and the impact they might have on the Combined Company, NationsBank, BankAmerica and their subsidiaries cannot be determined at this time.

     Capital and Operational Requirements. The Federal Reserve Board, the Comptroller, the OTS and the FDIC have issued substantially similar risk-based and leverage capital guidelines applicable to U.S. banking organizations. In addition, those regulatory agencies may from time to time require that a banking organization maintain capital above the minimum levels, whether because of its financial condition or actual or anticipated growth. The Federal Reserve Board risk-based guidelines define a two-tier capital framework. "TIER 1 CAPITAL" consists of common and qualifying preferred shareholders' equity, less certain intangibles and other adjustments. "TIER 2 CAPITAL" consists of subordinated and other qualifying debt, and the allowance for credit losses up to 1.25% of risk-weighted assets. The sum of Tier 1 capital and Tier 2 capital less investments in unconsolidated subsidiaries represents qualifying "total capital," at least 50% of which must consist of Tier 1 capital. Risk-based capital ratios are calculated by dividing Tier 1 capital and total capital by risk-weighted assets. Assets and off-balance sheet exposures are assigned to one of four categories of risk weights, based primarily on relative credit risk. The minimum Tier 1 capital ratio is 4% and the minimum total capital ratio is 8%. NationsBank's Tier 1 capital and total risk-based capital ratios under these guidelines at March 31, 1998 were 6.80% and 11.19%, respectively, and BankAmerica's were 7.49% and 11.41%, respectively.

     The "LEVERAGE RATIO" is determined by dividing Tier 1 capital by adjusted average total assets. Although the stated minimum ratio is 3%, most banking organizations are required to maintain ratios of at least 100 to 200 basis points above 3%. NationsBank's and BankAmerica's leverage ratios at March 31, 1998 were 7.61% and 11.56%, respectively.

     The Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"), among other things, identifies five capital categories for insured depository institutions (well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized) and requires the respective U.S. federal regulatory agencies to implement systems for "prompt corrective action" for insured depository institutions that do not meet minimum capital requirements within such categories. FDICIA imposes progressively more restrictive constraints on operations, management and capital distributions, depending on the category in which an institution is classified. Failure to meet the capital guidelines could also subject a banking institution to capital raising requirements. An "undercapitalized" bank must develop a capital restoration plan and its parent holding company must guarantee that bank's compliance with the plan. The liability of the parent holding company under any such guarantee is limited to the lesser of 5% of the bank's assets at the time it became undercapitalized or the amount needed to comply with the plan. Furthermore, in the event of the bankruptcy of the parent holding company, such guarantee would take priority over the parent's general unsecured creditors. In addition, FDICIA requires the various regulatory agencies to prescribe certain non-capital standards for safety and soundness related generally to operations and management, asset quality and executive compensation and permits regulatory action against a financial institution that does not meet such standards.

     The various regulatory agencies have adopted substantially similar regulations that define the five capital categories identified by FDICIA, using the total risk-based capital, Tier 1 risk-based capital and leverage capital ratios as the relevant capital measures. Such regulations establish various degrees of corrective action to be taken when an institution is considered undercapitalized. Under the regulations, a "well capitalized" institution must have a Tier 1 capital ratio of at least 6%, a total capital ratio of at least 10% and a leverage ratio of a least 5% and not be subject to a capital directive order. An "adequately capitalized" institution must have a Tier 1 capital ratio of at least 4%, a total capital ratio of at least 8% and a leverage ratio of at least 4%, or 3% in some cases. Under these guidelines, each of the banking subsidiaries of NationsBank and BankAmerica is considered "well capitalized."

     Banking agencies have also adopted regulations which mandate that regulators take into consideration concentrations of credit risk and risks from non-traditional activities, as well as an institution's ability to manage those risks, when determining the adequacy of an institution's capital. That evaluation will be made as a part of the institution's regular safety and soundness examination. Banking agencies also have adopted final regulations requiring regulators to consider interest rate risk (when the interest rate sensitivity of an institution's assets does not match the sensitivity of its liabilities or its off-balance sheet position) in the determination of a bank's capital adequacy. Concurrently, banking agencies have proposed a methodology for evaluating interest rate risk. After gaining experience with the proposed measurement process, those banking agencies intend to propose further regulations to establish an explicit risk-based capital charge for interest rate risk.

     Distributions. NationsBank and BankAmerica both derive funds for cash distributions to their respective shareholders from a variety of sources, including cash and temporary investments. The primary source of such funds, however, is dividends received from their banking subsidiaries. Each of their banking subsidiaries is subject to various general regulatory policies and requirements relating to the payment of dividends, including requirements to maintain capital above regulatory minimums. The appropriate U.S. federal regulatory authority is authorized to determine under certain circumstances relating to the financial condition of the bank or bank holding company that the payment of dividends would be an unsafe or unsound practice and to prohibit payment thereof.

     In addition to the foregoing, the ability of NationsBank, BankAmerica, the Combined Company and their respective banking subsidiaries to pay dividends may be affected by the various minimum capital requirements and the capital and non-capital standards established under FDICIA, as described above. The right of NationsBank, BankAmerica, the Combined Company, their respective shareholders and their respective creditors to participate in any distribution of the assets or earnings of their respective subsidiaries is further subject to the prior claims of creditors of the respective subsidiaries.

     "Source of Strength" Policy. According to Federal Reserve Board policy, bank holding companies are expected to act as a source of financial strength to each subsidiary bank and to commit resources to support each such subsidiary. This support may be required at times when a bank holding company may not be able to provide such support. Similarly, under the cross-guarantee provisions of the Federal Deposit Insurance Act, in the event of a loss suffered or anticipated by the FDIC -- either as a result of default of a banking or thrift subsidiary of a bank holding company such as the Combined Company, NationsBank or BankAmerica or related to FDIC assistance provided to a subsidiary in danger of default -- the other banking subsidiaries of such bank holding company may be assessed for the FDIC's loss, subject to certain exceptions.

                     CAPITAL STOCK OF THE COMBINED COMPANY

     General. The Combined Company Certificate will be substantially the same as the NationsBank Articles, except as described herein, including the fact that the authorized capitalization of the Combined Company will be increased from its current level. As of the Effective Time, the authorized capital stock of the Combined Company will consist of 5,000,000,000 shares of Combined Company Common Stock, par value $0.01 per share, and 100,000,000 shares of Combined Company Preferred Stock. As of July 29, 1998, there were issued and outstanding 962,509,438 shares of NationsBank Common Stock and 1,988,134 shares of NationsBank Preferred Stock, which will be converted in the Reincorporation Merger into the same number of shares of Combined Company Common Stock and Combined Company Preferred Stock, and 686,450,826 shares of BankAmerica Common Stock, which will be converted in the Merger at the Exchange Ratio into approximately 776,787,755 shares of Combined Company Common Stock. As of July 29, 1998, 105,907,211 shares of NationsBank Common Stock were reserved for issuance under various employee and director benefit plans of NationsBank and upon conversion of the 6.25% Convertible Debentures, due 2011, the NationsBank ESOP Preferred Stock or NationsBank Series BB Preferred Stock, and pursuant to the NationsBank SharesDirect Plan, and 129,213,998 shares of BankAmerica Common Stock (equivalent to 146,218,560 shares of Combined Company Common Stock at the Exchange Ratio) were reserved for issuance under various employee benefit plans of BankAmerica and pursuant to the BankAmerica Shareholder Investment

Plan. After taking into account the shares reserved as described above, the Combined Company will have approximately 3,000,000,000 authorized shares of Combined Company Common Stock available for other corporate purposes as of the Effective Time. The availability for issue of shares by the directors of the Combined Company without further action by shareholders (except as may be required by applicable stock exchange requirements) would enable the Board of the Combined Company to consider additional transactions, including mergers and acquisitions, in which shares of the Combined Company are to be issued, and could also be viewed as enabling the directors to take certain actions, including issuing shares, warrants or rights to acquire shares which might make it more difficult for persons seeking to obtain control of the Combined Company. NationsBank and BankAmerica have no present plans for the Combined Company to issue any shares other than as described herein, pursuant to the Merger Agreement and employee benefit plans of the Combined Company.

COMBINED COMPANY COMMON STOCK

     NationsBank Common Stock is listed on the NYSE and the PCX under the trading symbol "NB," and BankAmerica Common Stock is listed on the NYSE, the PCX and the Chicago Stock Exchange under the trading symbol "BAC." NationsBank Common Stock is also listed on the LSE and certain shares of NationsBank Common Stock are listed on the Tokyo Stock Exchange. BankAmerica Common Stock is also listed on the LSE. It is contemplated that the Combined Company Common Stock will be listed on the NYSE and the PCX and certain other stock exchanges.

     Voting and Other Rights. The holders of Combined Company Common Stock are entitled to one vote per share, and, in general, a majority of votes cast with respect to a matter will be sufficient to authorize action upon routine matters. Directors are to be elected by a plurality of the votes cast, and shareholders do not have the right to cumulate their votes in the election of directors. In general, however, (i) amendments to the Combined Company Certificate must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding voting shares and the affirmative vote of the holders of a majority of the outstanding shares of each class entitled to vote thereon as a class, and (ii) a merger or dissolution of the Combined Company, or the sale of all or substantially all of its assets, must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding voting shares.

     In the event of liquidation, holders of Combined Company Common Stock would be entitled to receive pro rata any assets legally available for distribution to shareholders of the Combined Company with respect to shares held by them, subject to any prior rights of any Combined Company Preferred Stock (as described below) then outstanding.

     Combined Company Common Stock does not have any preemptive rights, redemption privileges, sinking fund privileges or conversion rights. Upon issuance in the Reincorporation Merger and the Merger, the shares of Combined Company Common Stock to be issued will be validly issued, fully paid and nonassessable.

     ChaseMellon Shareholder Services, L.L.C. will act as transfer agent and registrar for the Combined Company Common Stock.

     Distributions. The holders of Combined Company Common Stock are entitled to receive such dividends or distributions as the Combined Company's Board of Directors may declare out of funds legally available for such payments. The payment of distributions by the Combined Company is subject to the restrictions of Delaware law applicable to the declaration of distributions by a corporation. A corporation generally may not authorize and make distributions if, after giving effect thereto, it would be unable to meet its debts as they become due in the usual course of business or if the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if it were to be dissolved at the time of distribution, to satisfy claims upon dissolution of shareholders who have preferential rights superior to the rights of the holders of its common stock. In addition, the payment of distributions to shareholders is subject to any prior rights of outstanding preferred stock.

     As a bank holding company, the ability of the Combined Company to pay distributions will be affected by the ability of its banking subsidiaries to pay dividends. The ability of such banking subsidiaries, as well as of the Combined Company, to pay dividends in the future currently is, and could be further, influenced by bank regulatory requirements and capital guidelines. See "Supervision and Regulation of NationsBank and BankAmerica."

COMBINED COMPANY PREFERRED STOCK

     The Combined Company will have authorized 100,000,000 shares of Combined Company Preferred Stock and may issue such preferred stock in one or more series, each with such preferences, limitations, designations, conversion rights, voting rights, distribution rights, voluntary and involuntary liquidation rights and other rights as it may determine. NationsBank has designated (i) 35,045 shares of NationsBank Series B Preferred Stock, of which 8,836 shares were issued and outstanding as of July 29, 1998, (ii) 3,000,000 shares of NationsBank ESOP Preferred Stock, of which 1,972,730 shares were issued and outstanding as of July 29, 1998 and (iii) 20,000,000 shares of NationsBank Series BB Preferred Stock, of which 6,568 shares were issued and outstanding as of July 29, 1998. In the Reincorporation Merger, each share of NationsBank Preferred Stock (less Dissenting Shares) will be converted into a share of Combined Company Preferred Stock with identical preferences, rights and designations (except that the Combined Company Preferred Stock will be issued under and governed by Delaware law instead of North Carolina law).

     THE FOLLOWING SUMMARIES OF THE COMBINED COMPANY ESOP PREFERRED STOCK, COMBINED COMPANY SERIES B PREFERRED STOCK AND COMBINED COMPANY SERIES BB PREFERRED STOCK, WHICH SUMMARIES DESCRIBE THEIR MATERIAL PROVISIONS, ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THEIR COMPLETE TERMS CONTAINED IN THE COMBINED COMPANY CERTIFICATE THE FORM OF WHICH IS ATTACHED AS APPENDIX H TO THIS JOINT PROXY STATEMENT-PROSPECTUS, AND INCORPORATED HEREIN BY REFERENCE.

COMBINED COMPANY ESOP PREFERRED STOCK

     Combined Company ESOP Preferred Stock will be issued in the Reincorporation Merger in exchange for NationsBank ESOP Preferred Stock. All shares of NationsBank ESOP Preferred Stock are, and shares of Combined Company ESOP Preferred Stock will be, held by the trustee of the ESOP Trust under the 401(k) Plan, which will be assumed by the Combined Company. Combined Company ESOP Preferred Stock ranks senior to Combined Company Common Stock, but ranks junior to Combined Company Series B Preferred Stock with respect to dividends and distributions upon liquidation.

     Preferential Rights. Shares of Combined Company ESOP Preferred Stock have no preemptive or preferential rights to purchase or subscribe for shares of Combined Company capital stock of any class, and are not subject to any sinking fund or other obligation of Combined Company to repurchase or retire the series, except as discussed below.

     Dividends. Each share of Combined Company ESOP Preferred Stock is entitled to an annual dividend, subject to certain adjustments, of $3.30 per share, payable semiannually. Unpaid dividends accumulate as of the date on which they first became payable, without interest. So long as any shares of Combined Company ESOP Preferred Stock are outstanding, no dividend may be declared, paid or set apart for payment on any other series of stock ranking on a parity with Combined Company ESOP Preferred Stock as to dividends, unless like dividends have been declared and paid, or set apart for payment, on Combined Company ESOP Preferred Stock for all dividend payment periods ending on or before the dividend payment date for such parity stock, ratably in proportion to their respective amounts of accumulated and unpaid dividends. The Combined Company generally may not declare, pay or set apart for payment any dividends (except for, among other things, dividends payable solely in shares of stock ranking junior to Combined Company ESOP Preferred Stock as to dividends or upon liquidation) on, make any other distribution on, or make payment on account of the purchase, redemption or other retirement of, any other class or series of Combined Company capital stock ranking junior to Combined Company ESOP Preferred Stock as to dividends or upon liquidation, until full cumulative dividends on the Combined Company ESOP Preferred Stock have been declared and paid or set apart for payment when due.

     Voting Rights. A holder of Combined Company ESOP Preferred Stock is entitled to vote on all matters submitted to a vote of the holders of Combined Company Common Stock and votes together with the holders of Combined Company Common Stock as one class. Except as otherwise required by applicable law, the holder of Combined Company ESOP Preferred Stock has no special voting rights. To the extent that the holder of such shares is entitled to vote, each share is entitled to the number of votes equal to the number of shares of Combined Company Common Stock into which such share of Combined Company ESOP Preferred Stock could be converted on the record date for determining the shareholders entitled to vote, rounded to the nearest whole vote.

     Shares of the NationsBank ESOP Preferred Stock currently are convertible into NationsBank Common Stock (and, unless the conversion rate is adjusted, after the Effective Time shares of Combined Company ESOP Preferred Stock will be convertible into Combined Company Common Stock) at a conversion rate equal to
1.68 shares of NationsBank Common Stock per share of NationsBank ESOP Preferred Stock, subject to certain customary anti-dilution adjustments. Accordingly, each share of NationsBank ESOP Preferred Stock is (and, unless the conversion rate is adjusted, each share of Combined Company ESOP Preferred Stock will be) entitled to two votes on all matters submitted to a vote of shareholders.

     Distributions. In the event of any voluntary or involuntary dissolution, liquidation or winding-up of Combined Company, a holder of the Combined Company ESOP Preferred Stock will be entitled to receive out of the assets of the Combined Company available for distribution to shareholders, subject to the rights of the holders of any Combined Company Preferred Stock ranking senior to or on a parity with Combined Company ESOP Preferred Stock as to distributions upon liquidation, dissolution or winding-up but before any amount will be paid or distributed among the holders of Combined Company Common Stock or any other shares ranking junior to Combined Company ESOP Preferred Stock as to such distributions, liquidating distributions of $42.50 per share plus all accrued and unpaid dividends thereon to the date fixed for distribution. If, upon any voluntary or involuntary dissolution, liquidation or winding-up of the Combined Company, the amounts payable with respect to Combined Company ESOP Preferred Stock and any other stock ranking on a parity therewith as to any such distribution are not paid in full, the holder of Combined Company ESOP Preferred Stock and such other stock will share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which it is entitled, a holder of Combined Company ESOP Preferred Stock will not be entitled to any further distribution of assets by the Combined Company. Neither a merger or consolidation of the Combined Company with or into any other corporation, nor a merger or consolidation of any other corporation with or into the Combined Company nor a sale, transfer or lease of all or any portion of the Combined Company's assets, will be deemed to be a dissolution, liquidation or winding-up of the Combined Company.

     Redemption. Combined Company ESOP Preferred Stock is redeemable, in whole or in part, at the option of the Combined Company, at any time. The redemption price for the shares of Combined Company ESOP Preferred Stock will depend upon the time of redemption. Specifically, the redemption price for the 12-month period that began on July 1, 1998 is $42.83 per share and, on and after July 1, 1999, the redemption price will be $42.50 per share. The redemption price may be paid in cash or shares of Combined Company Common Stock. In each case, the redemption price also must include all accrued and unpaid dividends to the date of redemption. To the extent that Combined Company ESOP Preferred Stock is treated as Tier 1 capital for bank regulatory purposes, the approval of the Federal Reserve Board may be required for redemption of Combined Company ESOP Preferred Stock.

     The Combined Company is required to redeem shares of Combined Company ESOP Preferred Stock at the option of the holder of such shares to the extent necessary either to provide for distributions required to be made under the 401(k) Plan or to make payments of principal, interest or premium due and payable on any indebtedness incurred by the holder of the shares for the benefit of the ESOP Trust under the 401(k) Plan. The redemption price in such case will be the greater of $42.50 per share plus accrued and unpaid dividends to the date of redemption or the fair market value of the aggregate number of shares of Combined Company Common Stock into which a share of Combined Company ESOP Preferred Stock then is convertible.

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

COMBINED COMPANY SERIES B PREFERRED STOCK

     The Combined Company Series B Preferred Stock will be issued in the Reincorporation Merger in exchange for NationsBank Series B Preferred Stock, which was issued in connection with the merger of NationsBank and Boatmen's Bancshares, Inc. ("BOATMEN'S").

     Preferential Rights. The Combined Company may, without the consent of holders of Combined Company Series B Preferred Stock, issue preferred stock with superior or equal rights or preferences. The shares of Combined Company Series B Preferred Stock rank prior to Combined Company ESOP Preferred Stock and Combined Company Common Stock.

     Dividends. Holders of shares of Combined Company Series B Preferred Stock are entitled to receive, when and as declared by the Combined Company Board, out of any funds legally available for such purpose, cumulative cash dividends at an annual dividend rate per share of 7% of the stated value thereof, payable quarterly. Dividends on Combined Company Series B Preferred Stock are cumulative, and no cash dividends can be declared or paid on any shares of Combined Company Common Stock unless full cumulative dividends on Combined Company Series B Preferred Stock have been paid or declared and funds sufficient for the payment thereof set apart.

     Voting Rights. Each share of Combined Company Series B Preferred Stock has equal voting rights, share for share, with each share of Combined Company Common Stock.

     Distributions. In the event of the dissolution, liquidation or winding up of the Combined Company, the holders of Combined Company Series B Preferred Stock are entitled to receive, after payment of the full liquidation preference on shares of any class of preferred stock ranking superior to Combined Company Series B Preferred Stock (if any such shares are then outstanding) but before any distribution on shares of Combined Company Common Stock, liquidating dividends of $100 per share plus accumulated dividends.

     Redemption. Shares of Combined Company Series B Preferred Stock are redeemable, in whole or in part, at the option of the holders thereof, at the redemption price of $100 per share plus accumulated dividends, provided that (i) full cumulative dividends have been paid, or declared and funds sufficient for payment set apart, upon any class or series of preferred stock ranking superior to Combined Company Series B Preferred Stock; and (ii) the Combined Company is not then in default or arrears with respect to any sinking or analogous fund or call for tenders obligation or agreement for the purchase or any class or series of preferred stock ranking superior to Combined Company Series B Preferred Stock.

COMBINED COMPANY SERIES BB PREFERRED STOCK

     Combined Company Series BB Preferred Stock will be issued in the Reincorporation Merger in exchange for NationsBank Series BB Preferred Stock, which was issued in connection with the merger of NationsBank and Barnett.

     Dividends. Holders of the Combined Company Series BB Preferred Stock are entitled to receive, when and as declared by the Combined Company Board, out of assets of the Combined Company legally available for payment, an annual dividend of $2.50 per share. Dividends are payable quarterly on January 1, April 1, July 1, and October 1 of each year. Dividends on the Combined Company Series BB Preferred Stock are cumulative from the date of issue. Each dividend is payable to holders of record as it appears on the stock register of the Combined Company on the record dates fixed by the Combined Company Board. No interest, or sum of money in lieu of interest, is payable in respect of any dividend payment or payments on the Combined Company Series BB Preferred Stock which may be in arrears.

     Conversion Rights. Subject to the terms and conditions set forth below, holders of shares of Combined Company Series BB Preferred Stock have the right, at their option, to convert such shares into shares of Combined Company Common Stock at any time into fully paid and nonassessable shares of Combined Company Common Stock (calculated as to each conversion to the nearest 1/1,000 of a share) at the rate of 6.17215 shares of Combined Company Common Stock for each share of Combined Company Series BB Preferred Stock surrendered for conversion (the "CONVERSION RATE"). The Conversion Rate is subject to adjustment from time to time to reflect Combined Company Common Stock splits and similar alterations in Combined Company Common Stock.

     Redemption. Shares of Combined Company Series BB Preferred Stock are redeemable at the option of the Combined Company, in whole or in part, at a redemption price of $25 per share plus accrued and unpaid dividends to the redemption date. Shares of Combined Company Series BB Preferred Stock are not subject to a sinking fund.

     Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Combined Company, whether voluntary or involuntary, holders of Combined Company Series BB Preferred Stock will be entitled to receive out of the assets of the Combined Company available for distribution to shareholders an amount equal to $25 per share plus an amount equal to accrued and unpaid dividends thereon to and including the date of such distribution, and no more, before any distribution will be made to the holders of any class of stock of the Combined Company ranking junior to the Combined Company Series BB Preferred Stock as to the distribution of assets.

     Voting. Holders of Combined Company Series BB Preferred Stock have no voting rights except as required by law or if any quarterly dividend payable on the Combined Company Series BB Preferred Stock is in arrears, in which case holders of Combined Company Series BB Preferred Stock are entitled to vote together with the holders of Combined Company Common Stock at the next meeting of Combined Company Shareholders and at each subsequent meeting of Combined Company Shareholders unless all dividends in arrears have been paid or declared and set apart for payment prior to the date of the meeting. In those cases where holders of Combined Company Series BB Preferred Stock are entitled to vote, each holder is entitled to cast the number of votes equal to the number of whole shares of Combined Company Common Stock into which his or her Combined Company Series BB Preferred Stock is then convertible.

                       COMPARATIVE RIGHTS OF SHAREHOLDERS
              OF NATIONSBANK, BANKAMERICA AND THE COMBINED COMPANY

     The Combined Company will be a Delaware corporation governed by the DGCL. The Combined Company Certificate will be substantially the same as the NationsBank Articles, except as described herein. The form of the Combined Company Certificate is attached as Appendix H to this Joint Proxy Statement-Prospectus and is incorporated herein by reference.

     NationsBank is currently a North Carolina corporation subject to the provisions of the NCBCA, and BankAmerica is a Delaware corporation subject to the provisions of the DGCL. Both BankAmerica Shareholders, whose rights are currently governed by the Certificate of Incorporation of BankAmerica, the By-laws of BankAmerica (the "BANKAMERICA BY-LAWS") and the DGCL, and NationsBank Shareholders, whose rights are currently governed by the NationsBank Articles, the By-laws of NationsBank (the "NATIONSBANK BY-LAWS") and the NCBCA, will, upon consummation of the Merger, become shareholders of the Combined Company, and their rights will be governed by the Combined Company Certificate, the Combined Company By-laws and the DGCL.

     Set forth below are the material differences between the rights of BankAmerica Shareholders under the BankAmerica Certificate of Incorporation, the BankAmerica By-laws and the DGCL, and the rights of NationsBank Shareholders under the NationsBank Articles, the NationsBank By-laws and the NCBCA, in each case as compared with the rights that holders of Combined Company stock will have following the Reorganization. The description set forth below summarizes the material differences which may affect the rights of shareholders of BankAmerica and NationsBank but does not purport to be a complete statement of all such differences, and is qualified in its entirety by reference to the relevant provisions of the laws and documents discussed below.

BOARD OF DIRECTORS

     Election. The rights of Combined Company Shareholders with respect to election of directors will not differ materially from the rights of current shareholders of NationsBank and BankAmerica. As is currently the case for BankAmerica and NationsBank, at the Effective Time the Board of Directors of the Combined Company will not be classified; each director must be elected at the annual meeting of directors by a plurality of the votes cast, and votes cast in the election of directors may not be cumulated.

     Removal. The DGCL provides that, in the absence of cumulative voting or a classified board, unless the certificate of incorporation provides that any director or the entire board of directors may be removed only for cause, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote in an election of directors. Since the Combined Company Certificate does not include any such limitation, shareholders may remove one or all of the directors of the Combined Company with or without cause.

     NationsBank. Under the NCBCA and the NationsBank Articles, a director may be removed with or without cause by the affirmative vote of the holders of a majority of votes cast for such purpose. Additionally, the entire board of directors may be removed with or without cause by the holders of a majority of the shares entitled to elect such directors. In addition, the NCBCA provides that an appropriate court can remove a director upon petition of the holders of at least 10% of the outstanding shares of any class of stock of a corporation upon certain findings by such court.

     BankAmerica. The BankAmerica Certificate of Incorporation does not include any limitation on the removal of directors without cause. Accordingly, the shareholders of BankAmerica may remove one or all of the directors of BankAmerica with or without cause by the vote of the holders of a majority of the shares then entitled to vote.

SHAREHOLDER VOTE REQUIRED FOR BUSINESS COMBINATIONS

     The DGCL generally requires that any merger, consolidation or sale of substantially all the assets of a corporation be approved by a vote of the holders of a majority of all outstanding shares entitled to vote thereon.

                                              COMPARATIVE RIGHTS OF SHAREHOLDERS

Although the certificate of incorporation of a Delaware corporation may provide for a greater vote, the Combined Company Certificate does not require a greater vote.

     NationsBank. The NCBCA provides that, unless a corporation's governance documents provide otherwise, certain business combinations (including mergers) require the approval of a majority of the outstanding shares of each voting group of the corporation entitled to vote on the subject transaction. The NationsBank Articles and the NationsBank By-laws do not require a greater vote.

     BankAmerica. The BankAmerica Certificate of Incorporation does not require a greater vote for the approval of such fundamental transactions.

SHAREHOLDER RIGHTS PLAN

     On April 22, 1998, the Rights Agreement dated as of April 11, 1988, by and between BankAmerica and Manufacturers Hanover Trust Company of California, as rights agent, expired in accordance with its terms. NationsBank does not have a shareholder rights plan.

SHAREHOLDER PROPOSAL AND NOMINATION PROCEDURES

     Combined Company. The DGCL does not contain any specific provisions regarding notice of shareholders' proposals or nominations for directors. The Combined Company By-laws require that any Shareholder proposals submitted outside of the processes of Rule 14a-8 under the Securities Exchange Act of 1934 be received at least 75 days before the date the proxy materials for the prior year's annual shareholders meeting were mailed.

     NationsBank. Neither the NCBCA nor the NationsBank Articles or NationsBank By-laws contain any specific provisions regarding notice of NationsBank shareholders' proposals or nominations for directors.

     BankAmerica. The BankAmerica By-laws establish certain procedures that must be followed for BankAmerica Shareholders to nominate individuals to the BankAmerica Board or to propose business at an annual meeting of shareholders.

DISSENTERS' RIGHTS

     Under the DGCL, which governs dissenters' appraisal rights for the Combined Company and for BankAmerica, appraisal rights are available in connection with the consummation of a plan of merger or consolidation that requires a shareholder vote. However, unless otherwise provided in the certificate of incorporation, no appraisal rights are available in connection with a plan of merger to holders of shares of any class or series that is either: (i) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 shareholders. The BankAmerica Certificate of Incorporation has no provisions regarding appraisal rights, and, because the BankAmerica Common Stock was listed on the NYSE on the BankAmerica Record Date, BankAmerica Shareholders will not have appraisal rights in connection with the Merger.

     The NCBCA generally provides dissenters' rights for mergers and share exchanges that require shareholder approval, sales of substantially all the assets (other than sales that are in the usual and regular course of business and certain liquidations and court-ordered sales), and certain types of amendments to the articles of incorporation of a North Carolina corporation. However, unless otherwise provided in the articles of incorporation, no dissenters' rights are available in connection with a plan of merger, share exchange, or sale or exchange of property, to holders of shares of any class or series that is either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 shareholders. The NationsBank Articles have no provisions regarding dissenters' rights, and, because the NationsBank Common Stock was listed on the NYSE on the NationsBank Record Date, holders of NationsBank Common Stock will not have dissenters' rights in connection with the Reincorporation Merger or the Merger, although certain holders of NationsBank Preferred Stock will have dissenters' rights in connection with the Reincorporation Merger. See "The Merger -- Rights of Dissenting Shareholders."

COMPARATIVE RIGHTS OF SHAREHOLDERS

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

TAKEOVER STATUTES

     North Carolina has two anti-takeover statutes, the North Carolina Shareholder Protection Act and the North Carolina Control Share Acquisition Act, which restrict business combinations with, and the accumulation of shares of voting stock of, North Carolina corporations. NationsBank has taken action to irrevocably "opt out" of the restrictions imposed by these statutes. Neither the NCBCA nor the NationsBank Articles or the NationsBank By-laws contain any similar provisions.

     Under Section 203 of the DGCL, certain business combinations (as defined below) between a Delaware corporation, whose stock generally is publicly traded or held of record by more than 2,000 shareholders, and an "interested stockholder" (as defined below) are prohibited for a three-year period following the date that the shareholder became an interested stockholder, unless (i) the business combination was approved by the board of directors of the corporation before the other party to the transaction became an interested stockholder, (ii) upon consummation of the transaction that made it an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the commencement of the transaction (excluding voting stock owned by directors who are also officers or held in employee benefit plans in which the employees do not have a confidential right to tender or vote stock held by the plan), or (iii) the business combination was approved by the board of directors of the corporation and ratified by holders of 66 2/3% of the voting stock which the interested stockholder did not own. The three-year prohibition also does not apply to certain business combinations proposed by an interested stockholder following the announcement or notification of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of a majority of the corporation's directors.

     The term "BUSINESS COMBINATION" includes mergers or consolidations between a Delaware corporation and an interested stockholder, transactions with an interested stockholder involving the assets or stock of the corporation or its majority-owned subsidiaries and transactions which increase an interested stockholder's percentage ownership of stock. The term "INTERESTED STOCKHOLDER" means any shareholder who becomes the beneficial owner of 15% or more of a Delaware corporation's outstanding voting stock.

SPECIAL MEETING OF SHAREHOLDERS

     Combined Company. Under the DGCL, special shareholder meetings of a corporation may be called by its board of directors, or by any person or persons authorized to do so by its certificate of incorporation or by-laws. The Combined Company By-laws provide that a special meeting of Combined Company Shareholders may be called for any purpose by the Combined Company Board, or by the Chairman, the Chief Executive Officer or President of the Combined Company.

     NationsBank. Under the NCBCA, unless provided in the articles of incorporation or by-laws of a corporation, shareholders of the corporation do not have the right to call a special meeting of shareholders. The NationsBank Articles and the NationsBank By-laws provide that a special meeting of NationsBank Shareholders may be called for any purpose by the NationsBank Board, by the Chairman of NationsBank or by the NationsBank Chief Executive Officer or President.

     BankAmerica. The BankAmerica By-laws provides that a special meeting of BankAmerica Shareholders may be called only by BankAmerica's Chairman or President, and shall be called by the Chairman of the Board or the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of shareholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

SHAREHOLDER ACTION BY WRITTEN CONSENT

     Combined Company. The DGCL provides that, unless otherwise specified in a company's certificate of incorporation, its shareholders may take action by the written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting of shareholders at which all shares eligible to vote were present and voting. The Combined Company Certificate

                                              COMPARATIVE RIGHTS OF SHAREHOLDERS

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

provides that shareholders of the Combined Company may take action by written consent without a meeting only if consents are signed by all shareholders entitled to vote on the action.

     NationsBank. Under the NCBCA, shareholders may take action by written consent without a meeting only if consents are signed by all shareholders entitled to vote on the action.

     BankAmerica. The BankAmerica Certificate of Incorporation precludes the taking of shareholder action by written consent.

DIRECTOR'S LIABILITY

     Combined Company. Under the DGCL, a corporation's certificate of incorporation may eliminate or limit a director's personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) any breach of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) unlawful distributions; or (iv) any transaction from which the director derived an improper personal benefit. The Combined Company Certificate provides that to the fullest extent permitted by the DGCL, a director of the Combined Company shall not be personally liable to the Combined Company, its shareholders or otherwise for monetary damages for breach of his duty as a director.

     NationsBank. Under the NCBCA, a corporation, through its articles of incorporation or by-laws or by contract or resolution, may eliminate or limit a director's personal liability to the corporation or its shareholders for any monetary damages for breach of duty, except for (i) acts or omissions that the director at the time of such breach knew or believed were clearly in conflict with the best interests of the corporation, (ii) unlawful distributions, (iii) any transaction from which the director derived an improper personal benefit, or
(iv) a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation. The NationsBank Articles provide that to the fullest extent permitted by the NCBCA, a director of NationsBank shall not be personally liable to NationsBank, its shareholders or otherwise for monetary damages for breach of his or her duty as a director.

     BankAmerica. The BankAmerica Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, a director of BankAmerica shall not be personally liable to BankAmerica, its shareholders or otherwise.

AMENDMENTS TO ARTICLES OF INCORPORATION

     Combined Company. Under the DGCL, a corporation may amend its certificate of incorporation upon the submission of a proposed amendment to shareholders by the board of directors and the subsequent receipt of the affirmative vote of the holders of a majority of its outstanding voting shares and the affirmative vote of the holders of a majority of the outstanding shares of each class entitled to vote thereon as a class. The Combined Company Certificate provides that the Combined Company reserves the right at any time from time to time to amend or repeal any provision of the Combined Company Certificate and that all rights conferred thereby are granted subject to such right of the Combined Company, but does not contain any provisions altering the standards for amendment.

     NationsBank. The NCBCA provides that a corporation's board of directors may adopt certain minor amendments to a corporation's articles of incorporation without a shareholder vote. Other proposed amendments to the articles of incorporation must be submitted to the shareholders by the board of directors and such amendments must be approved by (i) a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters rights; and (ii) for shares entitled to vote as a separate voting group, a majority of those shares, provided that a quorum of the voting group is present. The NationsBank Articles do not contain any special provisions regarding their amendment.

     BankAmerica. The BankAmerica Certificate of Incorporation does not contain any special provisions regarding its amendment.

COMPARATIVE RIGHTS OF SHAREHOLDERS

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

                    AMENDMENT TO THE NATIONSBANK CORPORATION
                            KEY EMPLOYEE STOCK PLAN

     NationsBank maintains the Stock Plan. The Stock Plan reserves a number of shares of NationsBank Common Stock for issuance to certain key employees of NationsBank in the form of stock options, stock appreciation rights ("SARS"), restricted stock and performance shares. After the Effective Time, the Stock Plan will be the Stock Plan of the Combined Company.

     When the Merger occurs, the number of key employees will be significantly increased. As a result, the Stock Plan's formula for determining the number of shares reserved for issuance (which was designed without the Merger in mind) would not result in an adequate pool of shares. The NationsBank Board has therefore approved, subject to shareholder approval, an amendment and restatement of the Stock Plan that would add 11.5 million additional shares to the shares otherwise available for issuance for grants under the Stock Plan (which represents the approximate number of shares currently available for grants under the BankAmerica Stock Plans after adjustment for the Exchange Ratio) and would also increase the current Stock Plan formula for adding more shares in future years. NationsBank's obligation to consummate the Merger is not conditioned upon shareholder approval of the Stock Plan.

     The following is a summary of the material terms of the Stock Plan as proposed to be amended.

NUMBER OF SHARES

     Under the Stock Plan as presently approved by the NationsBank Voting Shareholders, the number of shares of NationsBank Common Stock authorized for issuance under the Stock Plan is 0.75% of the outstanding shares of NationsBank Common Stock as of the first business day of each calendar year beginning with calendar year 1995 and continuing through calendar year 2004. An additional 7,224,102 shares of NationsBank Common Stock were authorized for issuance under the Stock Plan in connection with the termination of the NationsBank Corporation 1986 Restricted Stock Award Plan (the "RESTRICTED STOCK PLAN") effective January 31, 1995. An additional 10 million shares of NationsBank Common Stock were authorized for issuance under the Stock Plan in connection with the acquisition of Boatmen's and another 10 million shares were authorized in connection with the merger with Barnett.

     Under the Stock Plan as amended and restated, an additional 11.5 million shares (which represents the approximate number of shares currently available for grants under the BankAmerica Stock Plans after adjustment for the Exchange Ratio) would be authorized for issuance under the Stock Plan for the reasons discussed above. Also, for calendar years 1999 through 2004, the formula for adding shares would be increased to 1.5% of the outstanding shares of Combined Company Common Stock as of the last day of the immediately preceding calendar year as reported in the Combined Company's annual report to shareholders or annual report on Form 10-K.

     All shares available for granting awards in any year that are not used, as well as shares allocated to awards under both the Stock Plan and the Restricted Stock Plan that are canceled or forfeited, are available for use in subsequent years.

ADMINISTRATION

     The Stock Plan is administered by the Stock Option Committee of the NationsBank Board (the Combined Company Board after the Effective Time) (the "COMMITTEE"). It is intended that all of the members of the Committee be "non-employee directors" within the meaning of Rule 16b-3 promulgated under
Section 16(b) of the Exchange Act and "outside directors" within the meaning of Code Section 162(m). The amendment and restatement would allow the Committee to designate an individual or committee of individuals (who need not be directors) to act as the "Committee" under the Stock Plan for awards to key employees who are not "insiders" subject to Section 16 of the Exchange Act or "covered employees" subject to Code Section 162(m). Under the Stock Plan, the Committee
(i) selects the key employees to receive awards from time to time, (ii) makes awards in such amounts as it determines,

                                  AMENDMENT TO THE NATIONSBANK CORPORATION KESOP

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

(iii) imposes such limitations, restrictions and conditions upon awards as it deems appropriate, (iv) establishes performance targets and allocation formulas for awards of restricted stock or performance shares intended to be "qualified performance-based compensation" under Code Section 162(m), (v) certifies the attainment of performance goals, if applicable, as required by Code Section 162(m), (vi) interprets the Stock Plan and adopts, amends and rescinds administrative guidelines and other rules and regulations relating to the Stock Plan, (vii) corrects any defect or omission or reconciles any inconsistency in the Stock Plan or any award granted thereunder and (viii) makes all other determinations and takes all other actions necessary or advisable for the implementation and administration of the Stock Plan. The Committee also has the authority to accelerate the vesting and/or waive any restrictions of any outstanding awards. No awards would be made under the Stock Plan after December 31, 2004. Under the amended and restated Stock Plan, in no event could an individual receive awards under the Stock Plan for a given calendar year covering in excess of 2.0 million shares.

ELIGIBILITY

     Only "key employees" may participate in the Stock Plan. "KEY EMPLOYEES" are those employees who occupy managerial or other important positions and who have made, or who are expected to make, important business contributions, as determined by the Committee, including persons employed outside the United States. After the consummation of the Merger, approximately 20,000 employees are expected to be eligible to participate. As mentioned above, the Committee in its discretion selects which key employees would in fact receive any awards from time to time.

AWARDS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     The Stock Plan provides for the grant of options to purchase shares of stock at option prices which are not less than the fair market value of the shares at the close of business on the date of grant. (The fair market value of a share of NationsBank Common Stock as of July 31, 1998 was $79.75.) The Stock Plan also provides for the grant of SARs (either in tandem with stock options or freestanding), which entitle holders upon exercise to receive either cash or shares or a combination thereof, as the Committee in its discretion shall determine, with a value equal to the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) fair market value of such shares on the date of grant (or, if different, the exercise price of the related option in the case of a tandem
SAR).

     Awards of options under the Stock Plan, which may be either incentive stock options (which qualify for special tax treatment) or non-qualified stock options, are determined by the Committee. However, under the Stock Plan as amended and restated, over the ten-year term of the Stock Plan the total number of shares that may be issued in the aggregate as incentive stock options would be limited to 1.5% of the outstanding shares of NationsBank Common Stock as of the first business day of 1998 multiplied by ten. The terms and conditions of each option and of any SAR are to be determined by the Committee at the time of grant.

     Exercise of an option (or SAR) will result in the cancellation of any related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Options and SARs granted under the Stock Plan will expire not more than ten years from the date of grant, and the option agreements entered into with the optionees will specify the extent to which options and SARs may be exercised during their respective terms, including in the event of the optionee's death, disability or termination of employment.

     Payment for shares issuable pursuant to the exercise of an option may be made either in cash or by tendering shares of NationsBank Common Stock (after the Merger, Combined Company Common Stock) with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

AWARDS OF RESTRICTED STOCK AND PERFORMANCE SHARES

     The Stock Plan provides for the issuance of shares of Restricted Stock to such key employees and on such terms and conditions as determined from time to time by the Committee. The Restricted Stock award agreement with the participant will set forth the terms of the award, including the applicable restrictions. The

AMENDMENT TO THE NATIONSBANK CORPORATION KESOP restrictions may include the continued service of the participant with the company, the attainment of specified performance goals or any other conditions deemed appropriate by the Committee. For Restricted Stock intended to vest solely on the basis of the passage of time, the shares will not vest more quickly than ratably over a three-year period beginning on the anniversary of the award, except that the shares may vest more quickly in the event of the employee's death, disability or retirement, as a result of a "Change in Control" of NationsBank (after the Merger, the Combined Company) or in connection with establishing the terms and conditions of employment of a key employee as the result of a business acquisition or combination.

     The stock certificates evidencing the Restricted Stock will bear an appropriate legend and will be held in custody until the applicable restrictions have been satisfied. The participant cannot sell, transfer, pledge, assign or otherwise alienate or hypothecate shares of Restricted Stock until the applicable restrictions have been satisfied. Once the restrictions are satisfied, the shares of stock will be delivered to the participant. During the period of restriction, the participant may exercise full voting rights with respect to the Restricted Stock. The participant will also be credited with dividends with respect to the Restricted Stock. Such dividends may be payable currently or subject to additional restrictions as determined by the Committee and set forth in the award agreement.

     In addition to Restricted Stock, the Committee may award performance shares ("PERFORMANCE SHARES") to selected key employees. The value of a Performance Share will equal the fair market value of a share of stock of the employee's company at the time of the award. The Stock Plan provides that the number of Performance Shares granted and/or the vesting of granted Performance Shares can be contingent on the attainment of certain goals or other conditions over a period of time (called the "performance period"), all as determined by the Committee and evidenced by an award agreement. During the performance period, the Committee would determine what number (if any) of Performance Shares have been earned. Earned Performance Shares may be paid in cash, shares or a combination thereof having an aggregate fair market value equal to the value of the earned Performance Shares as of the payment date. Shares used to pay earned Performance Shares may have additional restrictions as determined by the Committee. In addition, the Committee may cancel any earned Performance Shares and replace them with stock options determined by the Committee to be of equivalent value based on a conversion formula specified in the participant's Performance Share award agreement. Earned but unpaid Performance Shares may have dividend equivalents rights as determined by the Committee and evidenced in the award agreement.

CERTAIN STOCK PLAN AWARDS

     The following persons have entered into employment agreements with NationsBank to become effective upon consummation of the Merger, pursuant to which they will receive shares of Restricted Stock as follows: David A. Coulter, 300,000 shares; James H. Hance, Jr., 200,000 shares; Kenneth D. Lewis, 200,000 shares; Michael J. Murray, 200,000 shares; and Michael E. O'Neill, 200,000 shares. The Restricted Stock will vest in five equal annual installments beginning on the first anniversary of the consummation of the Merger, subject to accelerated vesting upon a change in control of the Combined Company or in the event of certain qualifying terminations as described in the employment agreements. See "The Merger--Interests of Certain Persons in the Merger." During 1998, the Committee granted the following non-qualified stock option awards under the existing Stock Plan to the following NationsBank executive officers:
Mr. Hance, 300,000 shares; Mr. Lewis, 300,000 shares; and Mr. F. William Vandiver, Jr., 200,000 shares. Because awards under the Stock Plan are discretionary, no other awards are determinable at this time.

CODE SECTION 162(m)

     Code Section 162(m) precludes a publicly held corporation from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to "qualified performance-based compensation." Because stock options and SARs granted under the Stock Plan must have an exercise price equal at least to the fair market value at the date of grant and because the Stock Plan limits the number of shares that may be the subject of awards granted to any employee during any

                                  AMENDMENT TO THE NATIONSBANK CORPORATION KESOP
calendar year, compensation from the exercise of stock options and SARs should be treated as "qualified performance-based compensation" for Code Section 162(m) purposes.

     In addition, the Stock Plan authorizes the Committee to make awards of Restricted Stock or Performance Shares that are conditioned on the satisfaction of certain performance criteria. For awards intended to result in "qualified performance-based compensation," the Committee will establish prior to or within 90 days after the start of the applicable performance period the applicable performance conditions. The Committee may select from the following performance measures: (i) return on average common shareholders' equity, (ii) return on average assets, (iii) net income, (iv) earnings per common share and (v) total shareholder return. The performance conditions will be stated in the form of an objective, nondiscretionary formula, and the Committee will certify in writing the attainment of performance conditions prior to any payout with respect to awards. The Committee in its discretion may reduce the amount of any performance-based award.

WITHHOLDING FOR PAYMENT OF TAXES

     The Stock Plan provides for the withholding and payment by a participant of any payroll or withholding taxes required by applicable law. The Stock Plan permits a participant to satisfy this requirement, with the approval of the Committee and subject to the terms of the Stock Plan, by withholding from the participant a number of shares otherwise issuable under the award having a fair market value equal to the amount of applicable payroll and withholding taxes.

CHANGES IN CAPITALIZATION AND SIMILAR CHANGES

     In the event of any change in the outstanding shares by reason of any stock dividend, split, spin-off, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, the aggregate number of shares with respect to which awards may be made under the Stock Plan, the annual limit on individual awards and the limit on incentive stock options and the terms, types of shares and number of shares of any outstanding awards under the Stock Plan may be equitably adjusted by the Committee in its discretion to preserve the benefit of the award for the company and the participant.

CHANGES IN CONTROL

     The Stock Plan provides that in the event of a change in control of the company, all options and SARs will be fully exercisable as of the date of the change in control and shall remain exercisable through their full term. Outstanding awards of Restricted Stock and Performance Shares will become immediately vested, and any applicable performance conditions shall be deemed satisfied (at the target performance condition, if applicable) as of the date of the change in control. The Merger would not constitute a change in control under the Stock Plan.

AMENDMENT AND TERMINATION OF THE PLAN

     The NationsBank Board (after the Merger, the Combined Company Board) has the power to amend, modify or terminate the Stock Plan on a prospective basis. Shareholder approval will be obtained for any change to the material terms of the Stock Plan to the extent required by Code Section 162(m) or other applicable law.

FEDERAL INCOME TAX TREATMENT

     Incentive Stock Options. Incentive stock options ("ISOS") granted under the Stock Plan will be subject to the applicable provisions of the Code, including Code Section 422. If shares of stock issued to an optionee upon the exercise of an ISO, and if no "disqualifying disposition" of the shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise,
(iii) upon sale of the

AMENDMENT TO THE NATIONSBANK CORPORATION KESOP shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxed to the optionee, for regular income tax purposes, as a capital gain (at varying rates depending upon the optionee's holding period in the shares and income level) and any loss sustained will be a capital loss, and
(iv) no deduction will be allowed to NationsBank for federal income tax purposes. If a "disqualifying disposition" of the shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the bargain purchase element) and NationsBank will be entitled to a federal income tax deduction equal to that amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be taxable as capital gain to the holder (at varying rates depending upon such holder's holding period in the shares and income level), for which NationsBank will not be entitled a federal tax deduction. Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

     Nonqualified Stock Options. With respect to nonqualified stock options ("NQSOS") granted to optionees under the Stock Plan, (i) no income is realized by the optionee at the time the NQSO is granted, (ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and NationsBank receives a tax deduction for the same amount, and
(iii) on disposition, appreciation or depreciation after the date of exercise is treated as capital gain or loss and taxed at varying rates depending upon the holder's holding period in the shares and income level.

     Restricted Stock. Upon becoming entitled to receive shares at the end of the applicable restriction period without a forfeiture, the recipient has ordinary income in an amount equal to the fair market value of the shares at that time. However, a recipient who wishes to be taxed as of the date of grant may make an election under Code Section 83(b) within 30 days of the date of the grant. The recipient will then have ordinary income on the date of the grant equal to the fair market value of the shares of Restricted Stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes. Upon the sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restricted period expires. However, if the recipient timely elects to be taxed as of the date of grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

     Performance Shares. A participant who is awarded Performance Shares will not recognize income and the company will not be allowed a deduction at the time the award is made. When a participant receives payment for Performance Shares in cash or shares, the amount of the cash and the fair market value of the shares received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the company. However, if there is a substantial risk that any shares used to pay out earned Performance Shares will be forfeited (for example, because the Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make a Code
Section 83(b) election as previously described. The company can take the deduction at the time the income is recognized by the participant.

     The affirmative vote of a majority of the votes cast is required for approval of the Plan amendment, subject to the applicable quorum requirements. See "NationsBank Special Meeting."

THE NATIONSBANK BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE STOCK PLAN.

                                  AMENDMENT TO THE NATIONSBANK CORPORATION KESOP

                                 LEGAL OPINION

     The legality of the Combined Company Common Stock to be issued in connection with the Merger will be passed upon by Paul J. Polking, Executive Vice President and General Counsel of NationsBank. As of the date of this Joint Proxy Statement-Prospectus, Mr. Polking beneficially owned approximately 140,000 shares of NationsBank Common Stock.

                                    EXPERTS

     The consolidated financial statements of NationsBank incorporated in this Joint Proxy Statement-Prospectus by reference to the NationsBank Current Report on Form 8-K filed April 16, 1998 that contains the financial statements of NationsBank for the years ended December 31, 1997 and 1996, and for each of the three years ended December 31, 1997, restated to give effect to the merger with Barnett on January 9, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of the firm as experts in auditing and accounting.

     The consolidated financial statements of BankAmerica at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 incorporated in this Joint Proxy Statement-Prospectus by reference to the BankAmerica Annual Report on Form 10-K for the year ended December 31, 1997, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report with respect thereto, and are included herein by reference in reliance upon that report, given on the authority of the firm as experts in accounting and auditing.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the NationsBank Special Meeting, and representatives of Ernst & Young LLP are expected to be present at the BankAmerica Special Meeting. In each case, such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Shareholders of NationsBank (or the Combined Company) who intend to present proposals for consideration at the 1999 Annual Meeting of the shareholders of NationsBank (or the Combined Company) are hereby advised that any such proposals must be received by the Secretary of NationsBank (or the Combined Company) no later than the close of business on November 23, 1998, if such proposal is to be considered for inclusion in the 1999 proxy materials of NationsBank (or the Combined Company).

     BankAmerica will hold a 1999 Annual Meeting of BankAmerica Shareholders only if the Merger is not consummated before the time of such meeting. In the event that such a meeting is held, any proposals of BankAmerica Shareholders intended to be presented at the 1999 Annual Meeting of BankAmerica Shareholders must have been received by the Secretary of BankAmerica no later than November 23, 1998 in order to be considered for inclusion in the BankAmerica 1999 proxy materials.

                                 OTHER MATTERS

     As of the date of this Joint Proxy Statement-Prospectus, the BankAmerica Board and the NationsBank Board know of no matters that will be presented for consideration at the Meetings other than as described in this Joint Proxy Statement-Prospectus. If any other matters shall properly come before either the NationsBank Special Meeting or the BankAmerica Special Meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the respective managements of BankAmerica and NationsBank.

                      WHERE YOU CAN FIND MORE INFORMATION

     NationsBank and BankAmerica file annual, quarterly and special reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information that the companies file with the Commission at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. These Commission filings are also available to the public from commercial document retrieval services and at the Internet world wide web site maintained by the Commission at "http://www.sec.gov." Reports, proxy statements and other information should also be available for inspection at the offices of the NYSE.

     NationsBank filed a Registration Statement on Form S-4 (the "REGISTRATION STATEMENT") to register with the Commission the Combined Company Common Stock to be issued to BankAmerica Shareholders in the Merger. This Joint Proxy Statement-Prospectus is a part of that Registration Statement and constitutes a prospectus of NationsBank. As allowed by Commission rules, this Joint Proxy Statement-Prospectus does not contain all the information you can find in NationsBank's Registration Statement or the exhibits to that Registration Statement.

     The Commission allows BankAmerica and NationsBank to "incorporate by reference" information into this Joint Proxy Statement-Prospectus, which means that the companies can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered part of this Joint Proxy Statement-Prospectus, except for any information superseded by information contained directly in this Joint Proxy Statement-Prospectus or in later filed documents incorporated by reference in this Joint Proxy Statement-Prospectus.

     This Joint Proxy Statement-Prospectus incorporates by reference the documents set forth below that BankAmerica and NationsBank have previously filed with the Commission. These documents contain important information about BankAmerica and NationsBank and their finances. Some of these filings have been amended by later filings, which are also listed.

BANKAMERICA COMMISSION FILINGS (FILE NO. 1-7377)                  PERIOD/AS OF DATE
------------------------------------------------                  -----------------
         Annual Report on Form 10-K               Year ended December 31, 1997
         Quarterly Report on Form 10-Q            Quarter ended March 31, 1998
         Current Reports on Form 8-K              January 21, 1998; February 2, 1998; March 4, 1998;
                                                  April 10, 1998 (as amended on May 14, 1998 and May
                                                  20, 1998); April 15, 1998; and July 15, 1998

NATIONSBANK COMMISSION FILINGS (FILE NO. 1-6523)                  PERIOD/AS OF DATE
------------------------------------------------                  -----------------
         Annual Report on Form 10-K               Year ended December 31, 1997
         Quarterly Report on Form 10-Q            Quarter ended March 31, 1998
         Current Reports on Form 8-K              January 14, 1998; January 22, 1998;
                                                  February 3, 1998; March 13, 1998;
                                                  March 23, 1998; April 15, 1998;
                                                  April 16, 1998; April 17, 1998
                                                  (as amended on April 24, 1998 and May 18, 1998);
                                                  May 6, 1998; May 13, 1998; July 7, 1998; July 13,
                                                  1998; and July 23, 1998

     BankAmerica and NationsBank also incorporate by reference additional documents that may be filed with the Commission between the date of this Joint Proxy Statement-Prospectus and the consummation of the Merger or the termination of the Merger Agreement. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

     NationsBank has supplied all information contained or incorporated by reference in this Joint Proxy Statement-Prospectus relating to NationsBank, and BankAmerica has supplied all such information relating to BankAmerica.

     As noted in the "Exchange of Certificates" section of this Joint Proxy Statement/Prospectus, BankAmerica Shareholders should not send in their BankAmerica certificates until they receive the transmittal materials from the exchange agent. Registered BankAmerica Shareholders who have further questions about their share certificates, the conversion of certificates into book-entry form or the exchange of their BankAmerica Common Stock for Combined Company Common Stock should call the stock transfer agent at 1-800-642-9880.

     If you are a shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through the companies, the Commission or the Commission's Internet web site as described above. Documents incorporated by reference are available from the companies without charge, excluding all exhibits, except that if the companies have specifically incorporated by reference an exhibit in this Joint Proxy Statement-Prospectus, the exhibit will also be available without charge. Shareholders may obtain documents incorporated by reference in this Joint Proxy Statement-Prospectus by requesting them in writing or by telephone from the appropriate company at the following addresses:

           NationsBank Corporation                        BankAmerica Corporation
        NationsBank Corporate Center                      Bank of America Center
           100 North Tryon Street                          555 California Street
       Charlotte, North Carolina 28255                San Francisco, California 94104
              Attn.: Treasurer                  Attn.: Corporate Secretary's Office #13018
          Telephone: (704) 386-5972                      Telephone: (415) 622-3530

     You should rely only on the information contained or incorporated by reference in this Joint Proxy Statement-Prospectus. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement-Prospectus. This Joint Proxy Statement-Prospectus is dated August 4, 1998. You should not assume that the information contained in this Joint Proxy Statement-Prospectus is accurate as of any date other than that date. Neither the mailing of this Joint Proxy Statement-Prospectus to shareholders nor the issuance of Combined Company Common Stock in the Merger creates any implication to the contrary.

                         UNAUDITED PRO FORMA CONDENSED
                             FINANCIAL INFORMATION

     The following Unaudited Pro Forma Condensed Balance Sheet as of March 31, 1998 combines the historical consolidated balance sheets of NationsBank and BankAmerica as if the Reorganization had been effective on March 31, 1998, after giving effect to certain adjustments described in the attached Notes to the Unaudited Pro Forma Condensed Financial Information. NationsBank's historical financial statements, restated to give retroactive effect to the merger of NationsBank with Barnett on January 9, 1998, are included in NationsBank's Current Report on Form 8-K filed with the Commission on April 16, 1998. In addition, NationsBank's historical interim financial statements for the three months ended March 31, 1998 are included in NationsBank's Form 10-Q as filed with the Commission on May 15, 1998. BankAmerica's historical financial statements are incorporated by reference in its Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Commission on March 16, 1998 and its Form 10-Q for the three months ended March 31, 1998 as filed with the Commission on May 14, 1998. The unaudited pro forma condensed financial information should be read in conjunction with the historical financial statements of NationsBank and BankAmerica.

     The Unaudited Pro Forma Condensed Statements of Income for the three months ended March 31, 1998 and the years ended December 31, 1997, 1996 and 1995 present the combined results of operations of NationsBank and BankAmerica as if the Reorganization had been effective at January 1, 1995, after giving effect to certain adjustments described in the attached Notes to the Unaudited Pro Forma Condensed Financial Information.

     The unaudited pro forma condensed financial information and accompanying notes to the Unaudited Pro Forma Condensed Financial Information reflect the application of the pooling of interests method of accounting for the Reorganization. Under this method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of NationsBank and BankAmerica are combined and reflected at their historical amounts.

     NationsBank's acquisition of Boatmen's on January 7, 1997 was accounted for using the purchase method of accounting. Accordingly, the results of operations of Boatmen's have been included in the NationsBank historical financial statements from the date of acquisition. Under the purchase method of accounting, the purchase price was allocated to assets acquired and liabilities assumed based on their estimated fair values at the closing date of the transaction.

     The Combined Company expects to achieve certain Merger benefits in the form of operating cost savings that may be significant. The pro forma earnings, which do not reflect any direct costs or potential savings that are expected to result from the consolidation of operations of NationsBank and BankAmerica, may not be indicative of the results of future operations. The unaudited pro forma earnings for the years ended December 31, 1997, 1996 and 1995 do not reflect any direct costs or potential savings from the consolidation of operations of Barnett. No assurance can be given with respect to the ultimate level of expense savings. The merger and restructuring items reflected in the pro forma condensed balance sheet include severance and change in control and other employee-related expenses, conversion and related costs and occupancy and equipment expenses (primarily lease exit costs and the elimination of duplicate facilities and other capitalized assets), exit costs related to contract terminations and other merger and restructuring costs (including legal and investment banking fees).

                             UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                            NATIONSBANK/BANKAMERICA
                       PRO FORMA CONDENSED BALANCE SHEET
                                  (Unaudited)

                                                                  AT MARCH 31, 1998
                                                ------------------------------------------------------
                                                                                           NATIONSBANK
                                                                             PRO FORMA     BANKAMERICA
                                                NATIONSBANK   BANKAMERICA   ADJUSTMENTS     COMBINED
                                                -----------   -----------   -----------    -----------
                                                                (DOLLARS IN MILLIONS)
ASSETS
Cash and cash equivalents.....................   $ 13,421      $ 14,699       $  (614)(5)   $ 27,506
Time deposits placed..........................      1,841         5,737            --          7,578
Investment securities.........................     51,299        15,973            --         67,272
Federal funds sold and securities purchased
  under agreements to resell..................     10,914        12,927            --         23,841
Trading account assets........................     23,751        30,675            --         54,426
Loans, leases and factored accounts
  receivable, net of unearned income..........    179,486       165,520            --        345,006
Allowance for credit losses...................     (3,245)       (3,517)           --         (6,762)
                                                 --------      --------       -------       --------
Loans, leases and factored accounts
  receivable, net of unearned income and
  allowance for credit losses.................    176,241       162,003            --        338,244
Premises and equipment, net...................      4,272         3,831            --          8,103
Customers' acceptance liability...............      1,089         3,374            --          4,463
Intangible assets.............................     11,757         6,032            --         17,789
Other assets..................................     19,918        10,185            --         30,103
                                                 --------      --------       -------       --------
Total assets..................................   $314,503      $265,436       $  (614)      $579,325
                                                 ========      ========       =======       ========
LIABILITIES
Deposits......................................   $170,046      $173,890       $    --       $343,936
Borrowed funds................................     57,956        28,422            --         86,378
Trading account liabilities...................     17,991        13,013            --         31,004
Acceptances outstanding.......................      1,089         3,374            --          4,463
Accrued expenses and other liabilities........      9,949        10,630           800(2)      21,379
Trust preferred securities....................      2,705         2,212            --          4,917
Long-term debt................................     29,547        14,011            --         43,558
                                                 --------      --------       -------       --------
Total liabilities.............................    289,283       245,552           800        535,635

SHAREHOLDERS' EQUITY
Preferred stock...............................         91           614          (614)(5)         91
Common stock..................................     10,202         1,210         3,702(4)      15,114
Additional paid-in capital....................         --         7,994        (7,994)(4)         --
Retained earnings.............................     14,724        14,292          (800)(2)     28,216
Common stock in treasury, at cost.............         --        (4,292)        4,292(4)          --
Other, including loan to ESOP trust...........        203            66            --            269
                                                 --------      --------       -------       --------
Total shareholders' equity....................     25,220        19,884        (1,414)        43,690
                                                 --------      --------       -------       --------
Total liabilities and shareholders' equity....   $314,503      $265,436       $  (614)      $579,325
                                                 ========      ========       =======       ========

    See "Notes to the Unaudited Pro Forma Condensed Financial Information." UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                            NATIONSBANK/BANKAMERICA
                      PRO FORMA CONDENSED INCOME STATEMENT
                                  (Unaudited)

                                                        FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                                  -----------------------------------------------------
                                                                                            NATIONSBANK
                                                                               PRO FORMA    BANKAMERICA
                                                  NATIONSBANK   BANKAMERICA   ADJUSTMENTS    COMBINED
                                                  -----------   -----------   -----------   -----------
                                                     (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
INTEREST INCOME
Interest and fees on loans and leases...........   $  3,775      $  3,388       $    --     $    7,163
Interest and dividends on securities............        842           283            --          1,125
Federal funds sold and securities purchased
  under agreements to resell....................        176           241            --            417
Trading account securities......................        356           383            --            739
Other interest income...........................        120           108            --            228
                                                   --------      --------       -------     ----------
     Total interest income......................      5,269         4,403            --          9,672
INTEREST EXPENSE
Deposits........................................      1,203         1,489            --          2,692
Borrowed funds..................................        821           491            --          1,312
Trading account liabilities.....................        194            80            --            274
Long-term debt..................................        521           287            --            808
                                                   --------      --------       -------     ----------
     Total interest expense.....................      2,739         2,347            --          5,086
                                                   --------      --------       -------     ----------
Net interest income.............................      2,530         2,056            --          4,586
Provision for credit losses.....................        265           245            --            510
                                                   --------      --------       -------     ----------
NET CREDIT INCOME...............................      2,265         1,811            --          4,076
Gains on sales of debt securities...............        152            61            --            213
Noninterest income..............................      1,776         1,752            --          3,528
Foreclosed properties expense (income)..........          5            (7)           --             (2)
Merger and restructuring items..................        900            --            --            900
Other noninterest expense.......................      2,452         2,256            --          4,708
                                                   --------      --------       -------     ----------
INCOME BEFORE INCOME TAXES......................        836         1,375            --          2,211
Income tax expense..............................        339           540            --            879
                                                   --------      --------       -------     ----------
NET INCOME BEFORE PREFERRED DIVIDENDS...........        497           835            --          1,332
Preferred dividends.............................          2            10            --             12
                                                   --------      --------       -------     ----------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS.....   $    495      $    825       $    --     $    1,320
                                                   ========      ========       =======     ==========
Basic earnings per share........................   $   0.52      $   1.21                   $     0.77
                                                   ========      ========                   ==========
Diluted earnings per share......................   $   0.51      $   1.17                   $     0.75
                                                   ========      ========                   ==========
Average common shares--Basic (in thousands).....    949,641       684,737                    1,724,489
                                                   ========      ========                   ==========
Average common shares--Diluted (in thousands)...    973,561       706,481                    1,773,015
                                                   ========      ========                   ==========

    See "Notes to the Unaudited Pro Forma Condensed Financial Information."
                             UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                            NATIONSBANK/BANKAMERICA
                      PRO FORMA CONDENSED INCOME STATEMENT
                                  (Unaudited)

                                                              FOR THE YEAR ENDED DECEMBER 31, 1997
                                                      -----------------------------------------------------
                                                                                                NATIONSBANK
                                                                                   PRO FORMA    BANKAMERICA
                                                      NATIONSBANK   BANKAMERICA   ADJUSTMENTS    COMBINED
                                                      -----------   -----------   -----------   -----------
                                                         (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
INTEREST INCOME
Interest and fees on loans and leases...............   $ 15,270      $ 13,932      $     --      $  29,202
Interest and dividends on securities................      2,140         1,123            --          3,263
Federal funds sold and securities purchased under
  agreements to resell..............................        699           817            --          1,516
Trading account securities..........................      1,352         1,230            --          2,582
Other interest income...............................        226           415            --            641
                                                       --------      --------      --------      ---------
          Total interest income.....................     19,687        17,517            --         37,204
INTEREST EXPENSE
Deposits............................................      4,891         5,793            --         10,684
Borrowed funds......................................      2,435         1,676            --          4,111
Trading account liabilities.........................        678           297            --            975
Long-term debt......................................      1,966         1,166            --          3,132
                                                       --------      --------      --------      ---------
          Total interest expense....................      9,970         8,932            --         18,902
                                                       --------      --------      --------      ---------
NET INTEREST INCOME.................................      9,717         8,585            --         18,302
Provision for credit losses.........................        954           950            --          1,904
                                                       --------      --------      --------      ---------
NET CREDIT INCOME...................................      8,763         7,635            --         16,398
Gains on sales of debt securities...................        155            26            --            181
Noninterest income..................................      5,929         6,042            --         11,971
Foreclosed properties expense (income)..............          9           (22)           --            (13)
Merger and restructuring charge.....................        374            --            --            374
Other noninterest expense...........................      9,234         8,399            --         17,633
                                                       --------      --------      --------      ---------
INCOME BEFORE INCOME TAXES..........................      5,230         5,326            --         10,556
Income tax expense..................................      1,898         2,116            --          4,014
                                                       --------      --------      --------      ---------
NET INCOME BEFORE PREFERRED DIVIDENDS...............      3,332         3,210            --          6,542
Preferred dividends.................................         11           100            --            111
                                                       --------      --------      --------      ---------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS.........   $  3,321      $  3,110      $     --      $   6,431
                                                       ========      ========      ========      =========
Basic earnings per share............................   $   3.53      $   4.45                    $    3.71
                                                       ========      ========                    =========
Diluted earnings per share..........................   $   3.44      $   4.32                    $    3.61
                                                       ========      ========                    =========
Average common shares--Basic (in thousands).........    941,992       699,189                    1,733,194
                                                       ========      ========                    =========
Average common shares--Diluted (in thousands).......    967,672       719,777                    1,782,172
                                                       ========      ========                    =========

    See "Notes to the Unaudited Pro Forma Condensed Financial Information." UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                            NATIONSBANK/BANKAMERICA
                      PRO FORMA CONDENSED INCOME STATEMENT
                                  (Unaudited)

                                                       FOR THE YEAR ENDED DECEMBER 31, 1996
                                             --------------------------------------------------------
                                                                                          NATIONSBANK
                                                                            PRO FORMA     BANKAMERICA
                                             NATIONSBANK    BANKAMERICA    ADJUSTMENTS     COMBINED
                                             -----------    -----------    -----------    -----------
                                                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
INTEREST INCOME
Interest and fees on loans and leases......   $ 13,121       $ 13,412       $     --      $   26,533
Interest and dividends on securities.......      1,618          1,160             --           2,778
Federal funds sold and securities purchased
  under agreements to resell...............        689            682             --           1,371
Trading account securities.................      1,228          1,001             --           2,229
Other interest income......................        176            453             --             629
                                              --------       --------       --------      ----------
     Total interest income.................     16,832         16,708             --          33,540
INTEREST EXPENSE
Deposits...................................      4,246          5,359             --           9,605
Borrowed funds.............................      2,274          1,430             --           3,704
Trading account liabilities................        653            227             --             880
Long-term debt.............................      1,435          1,063             --           2,498
                                              --------       --------       --------      ----------
     Total interest expense................      8,608          8,079             --          16,687
                                              --------       --------       --------      ----------
NET INTEREST INCOME........................      8,224          8,629             --          16,853
Provision for credit losses................        760            885             --           1,645
NET CREDIT INCOME..........................      7,464          7,744             --          15,208
Gains on sales of debt securities..........         86             27             --             113
Noninterest income.........................      4,408          5,336             --           9,744
Foreclosed properties expense..............         21              1             --              22
Merger and restructuring charge............        118            280             --             398
Other noninterest expense..................      7,283          8,053             --          15,336
                                              --------       --------       --------      ----------
INCOME BEFORE INCOME TAXES.................      4,536          4,773             --           9,309
Income tax expense.........................      1,597          1,900             --           3,497
                                              --------       --------       --------      ----------
NET INCOME BEFORE PREFERRED DIVIDENDS......      2,939          2,873             --           5,812
Preferred dividends........................         17            185             --             202
                                              --------       --------       --------      ----------
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS.............................   $  2,922       $  2,688       $     --      $    5,610
                                              ========       ========       ========      ==========
Basic earnings per share...................   $   3.56       $   3.72                     $     3.42
                                              ========       ========                     ==========
Diluted earnings per share.................   $   3.50       $   3.65                     $     3.36
                                              ========       ========                     ==========
Average common shares -- Basic (in
  thousands)...............................    820,945        722,373                      1,638,382
                                              ========       ========                     ==========
Average common shares -- Diluted (in
  thousands)...............................    837,706        736,055                      1,670,626
                                              ========       ========                     ==========

    See "Notes to the Unaudited Pro Forma Condensed Financial Information."
                             UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                            NATIONSBANK/BANKAMERICA
                      PRO FORMA CONDENSED INCOME STATEMENT
                                  (Unaudited)

                                                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                            --------------------------------------------------------
                                                                                         NATIONSBANK
                                                                           PRO FORMA     BANKAMERICA
                                            NATIONSBANK    BANKAMERICA    ADJUSTMENTS     COMBINED
                                            -----------    -----------    -----------    -----------
                                                (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
INTEREST INCOME
Interest and fees on loans and leases.....   $ 12,134       $ 12,760       $     --      $   24,894
Interest and dividends on securities......      1,844          1,276             --           3,120
Federal funds sold and securities
  purchased under agreements to resell....        942            650             --           1,592
Trading account securities................      1,100            741             --           1,841
Other interest income.....................        166            466             --             632
                                             --------       --------       --------      ----------
     Total interest income................     16,186         15,893             --          32,079
INTEREST EXPENSE
Deposits..................................      4,274          4,923             --           9,197
Borrowed funds............................      2,858          1,160             --           4,018
Trading account liabilities...............        896            182             --           1,078
Long-term debt............................        964          1,113             --           2,077
                                             --------       --------       --------      ----------
     Total interest expense...............      8,992          7,378             --          16,370
                                             --------       --------       --------      ----------
NET INTEREST INCOME.......................      7,194          8,515             --          15,709
Provision for credit losses...............        505            440             --             945
                                             --------       --------       --------      ----------
NET CREDIT INCOME.........................      6,689          8,075             --          14,764
Gains on sales of debt securities.........         34             24             --              58
Noninterest income........................      3,787          4,469             --           8,256
Foreclosed properties expense.............         30             18             --              48
Merger and restructuring charge...........         --             --             --              --
Other noninterest expense.................      6,670          7,983             --          14,653
                                             --------       --------       --------      ----------
INCOME BEFORE INCOME TAXES................      3,810          4,567             --           8,377
Income tax expense........................      1,327          1,903             --           3,230
                                             --------       --------       --------      ----------
NET INCOME BEFORE PREFERRED DIVIDENDS.....      2,483          2,664             --           5,147
Preferred dividends.......................         24            227             --             251
                                             --------       --------       --------      ----------
NET INCOME AVAILABLE TO COMMON
  SHAREHOLDERS............................   $  2,459       $  2,437       $     --      $    4,896
                                             ========       ========       ========      ==========
Basic earnings per share..................   $   3.18       $   3.28                     $     3.03
                                             ========       ========                     ==========
Diluted earnings per share................   $   3.10       $   3.24                     $     2.98
                                             ========       ========                     ==========
Average common shares -- Basic (in
  thousands)..............................    773,799        741,963                      1,613,404
                                             ========       ========                     ==========
Average common shares -- Diluted (in
  thousands)..............................    800,104        751,112                      1,650,062
                                             ========       ========                     ==========

    See "Notes to the Unaudited Pro Forma Condensed Financial Information."

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                        NOTES TO THE UNAUDITED PRO FORMA
                        CONDENSED FINANCIAL INFORMATION

NOTE 1--BASIS OF PRESENTATION

     On April 10, 1998, NationsBank entered into the Merger Agreement with BankAmerica. The Reorganization will create a new Delaware holding company that will be headquartered in Charlotte, North Carolina. Each outstanding share of BankAmerica Common Stock will be converted into 1.1316 shares of the Combined Company Common Stock and each share of NationsBank Common Stock will continue as one share of Combined Company Common Stock.

     The unaudited pro forma condensed financial information has been prepared assuming that the Reorganization will be accounted for under the "pooling of interests" method of accounting and is based on the historical consolidated financial statements of NationsBank and BankAmerica. Certain amounts in the historical financial statements of BankAmerica have been reclassified to conform with NationsBank's historical financial statement presentation.

     The pro forma adjustments represent management's best estimates based on available information at this time. Actual adjustments will differ from those reflected in the unaudited pro forma condensed financial information. NationsBank and BankAmerica are still in the process of reviewing their respective accounting policies relative to those followed by the other entity. As a result of this review, it may be necessary to restate certain amounts in NationsBank's or BankAmerica's financial statements to conform to those accounting policies that are most appropriate. In management's opinion, any such restatements will not be material.

     On January 9, 1998, NationsBank completed its merger with Barnett, headquartered in Jacksonville, Florida, resulting in the issuance of approximately 233 million shares of NationsBank Common Stock. The transaction was accounted for under the "pooling of interests" method of accounting, and, accordingly, the historical financial statements of NationsBank reflect the merger with Barnett for all periods presented.

     On January 7, 1997, NationsBank completed the acquisition of Boatmen's, headquartered in St. Louis, Missouri, resulting in the issuance of approximately 195 million shares of NationsBank Common Stock valued at $9.4 billion and aggregate cash payments of $371 million to Boatmen's shareholders. At the acquisition date, Boatmen's total assets and deposits were approximately $41.2 billion and $32.0 billion, respectively. The acquisition was accounted for under the purchase method of accounting, and, accordingly, is included in NationsBank's historical financial statements from the date of acquisition.

     The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of each of NationsBank and BankAmerica. NationsBank's historical financial statements, restated to give retroactive effect to the merger of NationsBank with Barnett, are included in NationsBank's Current Report on Form 8-K filed with the Commission on April 16, 1998. In addition, NationsBank's historical interim financial statements for the three months ended March 31, 1998 are included in NationsBank's Form 10-Q as filed with the Commission on May 15, 1998. BankAmerica's historical financial statements are incorporated by reference in the BankAmerica Annual Report on Form 10-K for the year ended December 31, 1997 as filed with the Commission on March 16, 1998 and its Form 10-Q for the three months ended March 31, 1998 as filed with the Commission on May 14, 1998.

NOTE 2--MERGER AND RESTRUCTURING ITEMS

     In connection with the Reorganization, the Combined Company expects to incur pre-tax merger and restructuring items of approximately $1.3 billion ($800 million after-tax), which will include severance and change in control and other employee-related items, conversion and related costs and occupancy and equipment expenses (primarily lease exit costs and the elimination of duplicate facilities and other capitalized assets), exit costs related to contract terminations and other Reorganization costs (including legal and investment banking fees). The pro forma adjustments represent management's best estimates based on

                NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION available information at this time. Actual adjustments will differ from those reflected in the unaudited Pro Forma Condensed Financial Information.

     The following table presents the major components of the estimated pre-tax merger and restructuring items (dollars in millions):

Severance, change in control and other employee-related
  items.....................................................  $       450
Occupancy and equipment expenses............................  $       250
Conversion and related costs................................  $       200
Contract terminations.......................................  $       200
Other.......................................................  $       200
                                                              -----------
                                                              $     1,300

NOTE 3--DIVESTITURES

     The Combined Company anticipates that, to comply with what the Federal Reserve Board, the DOJ and certain state authorities may require in connection with their review of the Reorganization, certain branches of NationsBank and BankAmerica may need to be divested in various markets where each of NationsBank and BankAmerica have a combined share of deposits. The impact of anticipated branch divestitures on the Combined Company's financial condition and results of operations is not expected to be material.

NOTE 4--SHAREHOLDERS' EQUITY

     In conjunction with the Reorganization, a new holding company will be established, NationsBank (DE). Each outstanding share of BankAmerica Common Stock will be converted into 1.1316 shares of Combined Company Common Stock and each share of NationsBank Common Stock will continue as one share of the Combined Company Common Stock. Each share of the Combined Company Common Stock will have a par value of $0.01 per share. NationsBank and BankAmerica had approximately 955 million and 683 million shares of common stock outstanding as of March 31, 1998, respectively. The pro forma average common share amounts used to calculate pro forma basic and diluted earnings per share were derived from the actual average share amounts for NationsBank and the average share amounts for BankAmerica as adjusted for the exchange ratio of 1.1316. The common stock in the Unaudited Pro Forma Condensed Balance Sheet has been adjusted to reflect the reclassification of BankAmerica's additional paid-in capital and treasury stock to conform to NationsBank's presentation. Unaudited pro forma retained earnings reflects the estimated adjustment for anticipated merger and restructuring costs as described above.

NOTE 5--PREFERRED STOCK REDEMPTION

     In April 1998, the BankAmerica Board authorized the redemption of BankAmerica Preferred Stock. All 5,178,000 shares of BankAmerica Series A Preferred Stock and 3,546,100 shares of the BankAmerica Series B Preferred Stock were redeemed at $50.00 per share and $100.00 per share, respectively, on June 29, 1998. The BankAmerica Preferred Stock has certain voting rights in only specific limited situations and is not convertible into BankAmerica Common Stock.

NOTE 6--OPERATING COST SAVINGS

     The Combined Company expects to achieve a certain level of cost savings through the optimization of delivery systems, reduction of corporate overhead, elimination of redundant staff functions, consolidation of business lines, data processing and back office operations, infrastructure and vendor leverage and the elimination of certain duplicate or excess facilities. No adjustment has been included in the unaudited Pro Forma Condensed Financial Information for the anticipated operating cost savings. There can be no assurance that anticipated operating cost savings will be achieved in the expected amounts or at the times anticipated.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                                                                      APPENDIX A

--------------------------------------------------------------------------------

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                            BANKAMERICA CORPORATION
                                      AND
                            NATIONSBANK CORPORATION
                           DATED AS OF APRIL 10, 1998

--------------------------------------------------------------------------------

                                                                      APPENDIX A

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I     CERTAIN DEFINITIONS.........................................    4
ARTICLE II    THE REINCORPORATION MERGER..................................    7
  2.1         The Reincorporation Merger..................................    7
  2.2         Effective Time..............................................    8
  2.3         Effects of the Reincorporation Merger.......................    8
  2.4         Conversion of NationsBank Common Stock; NationsBank             8
              Preferred Stock.............................................
  2.5         NationsBank (DE) Common Stock...............................    8
  2.6         Dissenting Shares...........................................    9
  2.7         Options.....................................................    9
  2.8         Certificate of Incorporation................................    9
  2.9         By-Laws.....................................................    9
  2.10        Board of Directors; Management..............................    9
ARTICLE III   THE MERGER..................................................   10
  3.1         The Merger..................................................   10
  3.2         Effective Time..............................................   10
  3.3         Effects of the Merger.......................................   10
  3.4         Conversion of BankAmerica Common Stock; BankAmerica
              Preferred Stock.............................................   10
  3.5         NationsBank (DE) Common Stock...............................   11
  3.6         Options.....................................................   11
  3.7         Certificate of Incorporation................................   11
  3.8         By-Laws.....................................................   12
  3.9         Tax and Accounting Consequences.............................   12
  3.10        Board of Directors..........................................   12
ARTICLE IV    CLOSING AND EXCHANGE OF SHARES..............................   12
  4.1         Closing.....................................................   12
  4.2         NationsBank (DE) to Make Shares Available...................   12
  4.3         Exchange of Shares..........................................   12
ARTICLE V     ACTIONS PENDING MERGER......................................   14
  5.1         Ordinary Course.............................................   14
  5.2         Capital Stock...............................................   14
  5.3         Dividends, Stock Splits, Etc................................   14
  5.4         Compensation; Employment Agreements; Etc....................   14
  5.5         Benefit Plans...............................................   15
  5.6         Acquisitions and Dispositions...............................   15
  5.7         Amendments..................................................   15
  5.8         Accounting Methods..........................................   15
  5.9         Adverse Actions.............................................   15
  5.10        Claims......................................................   15
  5.11        Agreements..................................................   15
ARTICLE VI    REPRESENTATIONS AND WARRANTIES..............................   15
  6.1         Disclosure Schedules........................................   15
  6.2         Standard....................................................   16
  6.3         Representations and Warranties..............................   16

APPENDIX A

                                                                            PAGE
                                                                            ----
ARTICLE VII   COVENANTS...................................................   21
  7.1         Reasonable Best Efforts.....................................   21
  7.2         Stockholder Approvals.......................................   22
  7.3         Registration Statement......................................   22
  7.4         Press Releases..............................................   23
  7.5         Access; Information.........................................   23
  7.6         Acquisition Proposals.......................................   23
  7.7         Affiliate Agreements........................................   23
  7.8         Takeover Laws...............................................   23
  7.9         No Rights Triggered.........................................   24
  7.10        Shares Listed...............................................   24
  7.11        Regulatory Applications.....................................   24
  7.12        Indemnification; Directors' and Officers' Insurance.........   24
  7.13        Benefits Plans..............................................   26
  7.14        Notification of Certain Matters.............................   26
ARTICLE VIII  CONDITIONS TO CONSUMMATION OF THE REORGANIZATION............   26
  8.1         Shareholder Vote............................................   26
  8.2         Regulatory Approvals........................................   26
  8.3         Third-Party Consents........................................   26
  8.4         No Injunction, Etc..........................................   27
  8.5         Representations, Warranties and Covenants of NationsBank....   27
  8.6         Representations, Warranties and Covenants of BankAmerica....   27
  8.7         Effective Registration Statement............................   27
  8.8         Tax Opinion.................................................   27
  8.9         NYSE Listing................................................   28
  8.10        Accounting Treatment........................................   28
ARTICLE IX    TERMINATION.................................................   28
  9.1         Termination.................................................   28
  9.2         Effect of Termination and Abandonment.......................   29
ARTICLE X     MISCELLANEOUS...............................................   29
  10.1        Survival....................................................   29
  10.2        Waiver; Amendment...........................................   29
  10.3        Counterparts................................................   29
  10.4        Governing Law...............................................   29
  10.5        Expenses....................................................   29
  10.6        Confidentiality.............................................   29
  10.7        Notices.....................................................   29
  10.8        Entire Understanding; No Third Party Beneficiaries..........   30
  10.9        Interpretations.............................................   30
EXHIBIT A     Form of Stock Option Agreement with respect to Option Issued by BankAmerica Corporation
EXHIBIT B     Form of Stock Option Agreement with respect to Option Issued by NationsBank Corporation
EXHIBIT C     Form of NationsBank (DE) Certificate of Incorporation
EXHIBIT D     Form of NationsBank (DE) By-Laws
EXHIBIT E     Form of BankAmerica Affiliate Letter
EXHIBIT F     Form of NationsBank Affiliate Letter

                                                                      APPENDIX A

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of April 10, 1998 (this "Agreement"), by and between BankAmerica Corporation, a Delaware corporation ("BankAmerica"), and NationsBank Corporation, a North Carolina corporation ("NationsBank").

                                  WITNESSETH:

     WHEREAS, the Boards of Directors of BankAmerica and NationsBank have determined that it is in the best interests of their respective companies and their stockholders to consummate the strategic business combination transaction provided for herein in which, subject to the terms and conditions set forth herein, (i) NationsBank will form a new Delaware subsidiary ("NationsBank (DE)") and will merge (the "Reincorporation Merger") with and into NationsBank (DE), with NationsBank (DE) as the surviving corporation in the Reincorporation Merger and (ii) BankAmerica will thereafter merge (the "Merger," and together with the Reincorporation Merger, the "Reorganization") with and into NationsBank (DE), with NationsBank (DE) as the surviving corporation in the Merger;

     WHEREAS, in connection with the execution of this Agreement, BankAmerica and NationsBank will enter into a stock option agreement, with BankAmerica as issuer and NationsBank as grantee (the "BankAmerica Stock Option Agreement") in the form attached hereto as Exhibit A; and

     WHEREAS, in connection with the execution of this Agreement, NationsBank and BankAmerica will enter into a stock option agreement, with NationsBank as issuer and BankAmerica as Grantee (the "NationsBank Stock Option Agreement," and together with the BankAmerica Stock Option Agreement, the "Stock Option Agreements") in the form attached hereto as Exhibit B; and

     WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Reorganization and also to prescribe certain conditions to the Reorganization;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below:

     "BankAmerica Preferred Stock" shall mean, collectively, BankAmerica Series A Preferred Stock and BankAmerica Series B Preferred Stock.

     "BankAmerica Rights Agreement" shall mean the Rights Agreement, dated as of April 11, 1988, by and between BankAmerica and Manufacturers Hanover Trust Company of California, as rights agent, as amended.

     "BankAmerica Series A Preferred Stock" shall mean the Cumulative Adjustable Preferred Stock, Series A, of BankAmerica.

     "BankAmerica Series B Preferred Stock" shall mean the Cumulative Adjustable Preferred Stock, Series B, of BankAmerica.

     "BankAmerica Stock" shall mean BankAmerica Common Stock and BankAmerica Preferred Stock.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Confidentiality Agreement" shall mean the Confidentiality Agreement, dated April 3, 1998, between BankAmerica and NationsBank.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

APPENDIX A

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.

     "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

     "Liens" shall mean any charge, mortgage, pledge, security interest, restriction, claim, lien, or encumbrance.

     "Material Adverse Effect" shall mean with respect to BankAmerica or NationsBank, respectively, any effect that (i) is material and adverse to the financial position, results of operations or business of BankAmerica and its Subsidiaries taken as a whole, or NationsBank and its Subsidiaries taken as a whole, respectively, or (ii) would materially impair the ability of BankAmerica or NationsBank, respectively, to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummation of the Reorganization and the other transactions contemplated by this Agreement; provided, however, that Material Adverse Effect shall not be deemed to include the impact of (A) changes in banking and similar laws of general applicability or interpretations thereof by courts or governmental authorities, (B) changes in generally accepted accounting principles or regulatory accounting requirements applicable to banks or savings associations and their holding companies generally, (C) actions or omissions of BankAmerica or NationsBank taken with the prior written consent of BankAmerica or NationsBank, as applicable, in contemplation of the transactions contemplated hereby, (D) circumstances affecting banks or savings associations and their holding companies generally, and (E) the effects of the Reorganization and compliance by either party with the provisions of this Agreement on the business, financial condition or results of operations of such party and its Subsidiaries, or the other party and its Subsidiaries, as the case may be.

     "NationsBank ESOP Preferred Stock" shall mean the ESOP Convertible Preferred Stock, Series C, of NationsBank.

     "NationsBank Preferred Stock" shall mean, collectively, NationsBank ESOP Preferred Stock, NationsBank Series B Preferred Stock, and NationsBank Series BB Preferred Stock.

     "NationsBank Series B Preferred Stock" shall mean the 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank.

     "NationsBank Series BB Preferred Stock" shall mean the $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank.

     "NationsBank Stock" shall mean NationsBank Common Stock and NationsBank Preferred Stock.

     "NationsBank (DE) ESOP Preferred Stock" shall mean the ESOP Convertible Preferred Stock, Series C, of NationsBank (DE).

     "NationsBank (DE) Preferred Stock" shall mean, collectively, the NationsBank (DE) ESOP Preferred Stock, NationsBank (DE) Series A Preferred Stock, NationsBank (DE) Series B Preferred Stock, NationsBank (DE) Series BB Preferred Stock, and NationsBank (DE) Series D Preferred Stock.

     "NationsBank (DE) Series A Preferred Stock" shall mean the Cumulative Adjustable Preferred Stock, Series A, of NationsBank (DE).

     "NationsBank (DE) Series B Preferred Stock" shall mean the 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank (DE).

     "NationsBank (DE) Series BB Preferred Stock" shall mean the $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank (DE).

     "NationsBank (DE) Series D Preferred Stock" shall mean the Cumulative Adjustable Preferred Stock, Series D, of NationsBank (DE).

     "OCC" shall mean the Office of the Comptroller of the Currency.

                                                                      APPENDIX A

     "OTS" shall mean the Office of Thrift Supervision.

     "Person" or "person" shall mean any individual, bank, corporation, partnership, association, joint-stock company, business trust or unincorporated organization.

     "Previously Disclosed" by a party shall mean information set forth in its Disclosure Schedule.

     "Rights" shall mean, with respect to any person, securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, or any options, calls or commitments relating to, shares of capital stock of such person.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     "Subsidiary" and "Significant Subsidiary" shall have the meanings ascribed to them in Rule 1-02 of Regulation S-X of the SEC.

     "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, property or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority.

     Each of the following terms is defined in the Section of this Agreement set forth opposite such term:

                           TERM                             SECTION
                           ----                             -------
Affiliate.................................................  7.7(a)
Agreement.................................................  Preamble
BankAmerica...............................................  Preamble
BankAmerica Common Stock..................................  3.4(a)
BankAmerica Meeting.......................................  7.2
BankAmerica Rights........................................  6.3(n)
BankAmerica Stock Option Agreement........................  Recitals
BankAmerica Treasury Shares...............................  3.4(a)
Certificate...............................................  3.4(e)
Certificate of Merger.....................................  3.2
Claim.....................................................  7.12(a)
Closing...................................................  4.1
Closing Date..............................................  4.1
Common Certificate........................................  3.4(c)
Compensation and Benefit Plans............................  6.3(l)
Delaware Secretary........................................  2.2
DGCL......................................................  2.1
Disclosure Schedule.......................................  6.1
Dissenting Shares.........................................  2.6
DPC Shares................................................  3.4(a)
Effective Time............................................  3.2
Environmental Laws........................................  6.3(o)
ERISA Affiliate...........................................  6.3(l)
Exchange Agent............................................  4.2
Exchange Fund.............................................  4.2
Exchange Ratio............................................  3.4(a)

APPENDIX A

                           TERM                             SECTION
                           ----                             -------
GAAP......................................................  3.9
Indemnified Party.........................................  7.12(a)
Joint Proxy Statement.....................................  7.3
Meeting...................................................  7.2
Merger....................................................  Recitals
Multiemployer Plans.......................................  6.3(1)
NationsBank...............................................  Preamble
NationsBank Articles......................................  2.4(d)
NationsBank Common Certificate............................  2.4(b)
NationsBank Common Stock..................................  2.4(a)
NationsBank Meeting.......................................  7.2
NationsBank Preferred Stock Certificates..................  2.4(e)
NationsBank Stock Option Agreement........................  Recitals
NationsBank Treasury Shares...............................  2.4(a)
NationsBank (DE)..........................................  Recitals
NationsBank (DE) Common Stock.............................  2.4(a)
NationsBank (DE) Stock....................................  3.4(a)
NCBCA.....................................................  2.1
North Carolina Secretary..................................  2.2
NYSE......................................................  4.3(e)
Pension Plan..............................................  6.3(1)
Plans.....................................................  5.3(1)
Preferred Stock Certificate...............................  3.4(e)
Registration Statement....................................  7.3
Regulatory Authorities....................................  6.3(h)
Reincorporation Merger....................................  Recitals
Reincorporation Merger Effective Time.....................  2.2
Reincorporation Merger Exchange Ratio.....................  2.4(a)
Reorganization............................................  Recitals
SEC Documents.............................................  6.3(g)
Stock Option Agreements...................................  Recitals
Takeover Laws.............................................  6.3(n)
Tax Returns...............................................  6.3(p)
Trust Account Shares......................................  3.4(a)
Year 2000 Issues..........................................  6.3(s)

                                   ARTICLE II

                           THE REINCORPORATION MERGER

     2.1 The Reincorporation Merger. Subject to the terms and conditions of this Agreement, in accordance with the Business Corporation Act of the State of North Carolina (the "NCBCA") and the General Corporation Law of the State of Delaware (the "DGCL"), at the Reincorporation Merger Effective Time, NationsBank shall merge with and into NationsBank (DE). NationsBank (DE) shall be the surviving corporation in the Reincorporation Merger, and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Reincorporation Merger, the separate corporate existence of NationsBank shall terminate.

                                                                      APPENDIX A

     2.2 Effective Time. The Reincorporation Merger shall become effective as set forth in the articles of merger which shall be filed with the Secretary of State of the State of North Carolina (the "North Carolina Secretary") and the certificate of merger which shall be filed with the Secretary of State of the State of Delaware (the "Delaware Secretary") on the Closing Date. The term "Reincorporation Merger Effective Time" shall be the date and time when the Reincorporation Merger becomes effective, as set forth in the certificate of merger and articles of merger referred to in this Section 2.2.

     2.3 Effects of the Reincorporation Merger. At and after the Reincorporation Merger Effective Time, the Reincorporation Merger shall have the effects set forth in Section 11-06 of the NCBCA and Sections 259 and 261 of the DGCL.

     2.4 Conversion of NationsBank Common Stock; NationsBank Preferred
Stock. (a) At the Reincorporation Merger Effective Time, by virtue of the Reincorporation Merger and without any action on the part of NationsBank, NationsBank (DE) or the holder of capital stock of NationsBank or NationsBank
(DE), each share of the common stock, without par value, of NationsBank (the "NationsBank Common Stock") issued and outstanding immediately prior to the Reincorporation Merger Effective Time (other than Dissenting Shares) shall be converted into one share (the "Reincorporation Merger Exchange Ratio") of the common stock, without par value, of NationsBank (DE) (the "NationsBank (DE) Common Stock").

     (b) All of the shares of NationsBank Common Stock converted into NationsBank (DE) Common Stock pursuant to this Article II shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Reincorporation Merger Effective Time, and each certificate (each a "NationsBank Common Certificate") previously representing any such shares of NationsBank Common Stock shall thereafter represent, without the requirement of any exchange thereof, only the number of shares of NationsBank (DE) Common Stock into which the shares of NationsBank Common Stock represented by such NationsBank Common Certificate have been converted pursuant to this Section 2.4.

     (c) Each share of NationsBank Series B Preferred Stock, excluding Dissenting Shares, issued and outstanding immediately prior to the Reincorporation Merger Effective Time shall be converted into one share of NationsBank (DE) Series B Preferred Stock. The terms of the NationsBank (DE) Series B Preferred Stock shall be substantially identical to the terms of the NationsBank Series B Preferred Stock.

     (d) Each share of NationsBank ESOP Preferred Stock and NationsBank Series BB Preferred Stock, excluding Dissenting Shares, issued and outstanding immediately prior to the Reincorporation Merger Effective Time, shall become and be converted into the right to receive one share of NationsBank (DE) ESOP Convertible Preferred Stock or NationsBank (DE) Series BB Preferred Stock, respectively, in each case having terms substantially identical to those of the NationsBank ESOP Preferred Stock and the NationsBank Series BB Preferred Stock, respectively, except that each share of NationsBank (DE) ESOP Preferred Stock and NationsBank (DE) Series BB Preferred shall be convertible into shares of NationsBank (DE) Common Stock at a conversion rate adjusted to take into account the Reincorporation Merger Exchange Ratio, pursuant to and subject to the rights of the holders thereof set forth in Article 3 of the Amended and Restated Articles of Incorporation of NationsBank (the "NationsBank Articles").

     (e) All of the shares of NationsBank Preferred Stock converted into the right to receive NationsBank (DE) Preferred Stock pursuant to this Article II shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Reincorporation Merger Effective Time, and the certificates (the "NationsBank Preferred Stock Certificates") previously representing such shares of NationsBank Preferred Stock shall thereafter represent, without the requirement of any exchange thereof, only the right to receive the number of shares and series of NationsBank (DE) Preferred Stock into which the shares of NationsBank Preferred Stock represented by such NationsBank Preferred Stock Certificates have been converted pursuant to this Section 2.4.

     2.5 NationsBank (DE) Common Stock. At and after the Reincorporation Merger Effective Time, each share of NationsBank (DE) Common Stock issued and outstanding immediately prior to the Reincorporation Merger Effective Time shall be canceled and retired and shall resume the status of authorized and unissued

APPENDIX A
shares of NationsBank (DE) Common Stock, and no shares of NationsBank (DE) Common Stock or other securities of NationsBank (DE) shall be issued in respect thereof.

     2.6 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of NationsBank Common Stock, NationsBank Series B Preferred Stock and NationsBank ESOP Preferred Stock which are outstanding immediately prior to the Reincorporation Merger Effective Time and with respect to which dissenters' rights shall have been properly demanded in accordance with Article 13 of the NCBCA("Dissenting Shares") shall not be converted into NationsBank
(DE) Common Stock, NationsBank (DE) Series B Preferred Stock or NationsBank (DE) ESOP Preferred Stock, as the case may be; instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with the provisions of Article 13 of the NCBCA; provided, however, that (i) if any holder of Dissenting Shares shall subsequently deliver a written withdrawal of such holder's demand for appraisal of such shares, or (ii) if any holder fails to establish such holder's entitlement to dissenters' rights as provided in Article 13 of the NCBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares of NationsBank Common Stock or NationsBank Preferred Stock, as the case may be, and each of such shares shall thereupon be deemed to have been converted into the right to receive, and to have become exchangeable for, as of the Effective Time, shares of NationsBank
(DE) Common Stock or NationsBank (DE) Preferred Stock, as provided in Section
2.4.

     2.7 Options. At the Reincorporation Merger Effective Time, each option granted by NationsBank to purchase shares of NationsBank Common Stock which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of NationsBank Common Stock and shall be converted automatically into an option to purchase a number of shares of NationsBank (DE) Common Stock equal to the number of shares of NationsBank Common Stock subject to such option immediately prior to the Reincorporation Merger Effective Time at an exercise price per share of NationsBank (DE) Common Stock equal to the exercise price per share of NationsBank Common Stock in effect immediately prior to the Reincorporation Merger Effective Time and otherwise subject to the terms of the NationsBank Stock Plans under which such options were issued and the agreements evidencing grants thereunder. The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the new option shall be the same as the original option except that all references to NationsBank shall be deemed to be references to NationsBank (DE).

     2.8 Certificate of Incorporation. Subject to the terms and conditions of this Agreement, at the Reincorporation Merger Effective Time, the Certificate of Incorporation of NationsBank (DE) (which shall be in substantially the form attached hereto as Exhibit C with such modifications as BankAmerica and NationsBank shall mutually determine and shall include provisions for the NationsBank (DE) Stock as contemplated by this Agreement) shall be the Certificate of Incorporation of the surviving corporation in the Reincorporation Merger until thereafter amended in accordance with applicable law.

     2.9 By-Laws. Subject to the terms and conditions of this Agreement, at the Reincorporation Merger Effective Time, the By-laws of NationsBank (DE) (which shall be in substantially the form attached hereto as Exhibit D with such modifications as BankAmerica and NationsBank shall mutually determine) shall be the By-laws of the surviving corporation in the Reincorporation Merger until thereafter amended in accordance with applicable law.

     2.10 Board of Directors; Management. From and after the Reincorporation Merger Effective Time, until duly altered pursuant hereto or otherwise in accordance with applicable law, the directors of NationsBank shall be the directors of Nations Bank (DE), and the officers of NationsBank shall be the officers of NationsBank (DE).

                                                                      APPENDIX A

                                  ARTICLE III

                                   THE MERGER

     3.1 The Merger. Subject to the terms and conditions of this Agreement, in accordance with the DGCL, at the Effective Time, BankAmerica shall merge with and into NationsBank (DE). NationsBank (DE) shall be the surviving corporation in the Merger, and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of BankAmerica shall terminate.

     3.2 Effective Time. The Merger shall become effective as set forth in the certificate of merger (the "Certificate of Merger") which shall be filed with the Delaware Secretary on the Closing Date. The term "Effective Time" shall be the date and time when the Merger becomes effective, as set forth in the Certificate of Merger. The Effective Time shall be immediately following the Reincorporation Merger Effective Time.

     3.3 Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in Sections 259 and 261 of the DGCL.

     3.4 Conversion of BankAmerica Common Stock; BankAmerica Preferred
Stock. At the Effective Time, by virtue of the Merger and without any action on the part of NationsBank (DE), BankAmerica or the holder of any of the following securities:

     (a) Subject to Section 4.3(e), each share of the common stock, par value $1.5625 per share, of BankAmerica (the "BankAmerica Common Stock") issued and outstanding immediately prior to the Effective Time (other than BankAmerica Treasury Shares) shall be converted into the right to receive 1.1316 shares (the "Exchange Ratio") of NationsBank (DE) Common Stock (the NationsBank (DE) Common Stock and the NationsBank (DE) Preferred Stock being referred to herein as the "NationsBank (DE) Stock"). The term "BankAmerica Treasury Shares" shall mean shares of BankAmerica Stock held in BankAmerica's treasury or directly or indirectly by NationsBank or BankAmerica or any of their respective wholly owned Subsidiaries, except for any shares held in a fiduciary or custodial capacity for the benefit of third parties ("Trust Account Shares"), any shares held in respect of a debt or other obligation previously contracted ("DPC Shares"), and any shares held by BankAmerica or its affiliates which the parties reasonably determine prior to the Effective Time ought to be converted in the Merger.

     (b) Each share of BankAmerica Series A Preferred Stock and each share of BankAmerica Series B Preferred Stock, excluding BankAmerica Treasury Shares, issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive one share of NationsBank (DE) Series A Preferred Stock and one share of NationsBank (DE) Series D Preferred Stock, respectively. The terms of the NationsBank (DE) Series A Preferred Stock and the NationsBank (DE) Series D Preferred Stock shall be substantially the same as the terms of the BankAmerica Series A Preferred Stock and the BankAmerica Series B Preferred Stock, respectively.

     (c) All of the shares of BankAmerica Common Stock converted into the right to receive NationsBank (DE) Common Stock pursuant to this Article III shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate (each a "Common Certificate") previously representing any such shares of BankAmerica Common Stock shall thereafter represent only the right to receive (i) a certificate representing the number of whole shares of NationsBank (DE) Common Stock and
(ii) cash in lieu of fractional shares into which the shares of BankAmerica Common Stock represented by such Common Certificate have been converted pursuant to this Section 3.4 and Section 4.3(e). Common Certificates previously representing shares of BankAmerica Common Stock shall be exchanged for certificates representing whole shares of NationsBank (DE) Common Stock and cash in lieu of fractional shares issued in consideration therefor upon the surrender of such Common Certificates in accordance with Section 4.3, without any interest thereon. If, prior to the Effective Time, the outstanding shares of BankAmerica Common Stock or NationsBank Common Stock (or, following the consummation of the Reincorporation Merger, the outstanding shares of NationsBank (DE) Common Stock) shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a

APPENDIX A
result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization (other than solely as a result of the Reincorporation Merger), an appropriate and proportionate adjustment shall be made to the Exchange Ratio.

     (d) At the Effective Time, all BankAmerica Treasury Shares shall be canceled and shall cease to exist and no stock of NationsBank (DE) or other consideration shall be delivered in exchange therefor. All shares of NationsBank
(DE) Common Stock that are owned by BankAmerica or any of its wholly-owned Subsidiaries (other than Trust Account Shares, DPC Shares, and any shares held by BankAmerica or its affiliates which the parties reasonably determine prior to the Effective Time ought to be converted in the Merger) shall become treasury stock of NationsBank (DE).

     (e) All of the shares of BankAmerica Preferred Stock converted into NationsBank (DE) Preferred Stock pursuant to this Article III shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate (each a "Preferred Stock Certificate"; and together with a Common Certificate, a "Certificate") previously representing any such shares of BankAmerica Preferred Stock shall thereafter represent the right to receive a certificate representing the number of shares of corresponding NationsBank (DE) Preferred Stock into which the shares of BankAmerica Preferred Stock represented by such Preferred Stock Certificate have been converted pursuant to this Section 3.4. Preferred Stock Certificates previously representing shares of BankAmerica Preferred Stock shall be exchanged for certificates representing shares of corresponding NationsBank (DE) Preferred Stock issued in consideration therefor upon the surrender of such Preferred Stock Certificates in accordance with Section 4.3 hereof, without any interest thereon.

     3.5 NationsBank (DE) Common Stock. At and after the Effective Time, each share of NationsBank (DE) Common Stock issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding share of common stock of the Surviving Corporation and shall not be affected by the Merger.

     3.6 Options. (a) At the Effective Time, each option granted by BankAmerica to purchase shares of BankAmerica Common Stock which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of BankAmerica Common Stock and shall be converted automatically into an option to purchase shares of NationsBank (DE) Common Stock in an amount and at an exercise price determined as provided below (and otherwise, in the case of options, subject to the terms of the BankAmerica Stock plans under which they were issued and the agreements evidencing grants thereunder):

          (i) The number of shares of NationsBank (DE) Common Stock to be subject to the new option shall be equal to the product of the number of shares of BankAmerica Common Stock subject to the original option immediately prior to the Effective Time and the Exchange Ratio, provided that any fractional shares of NationsBank (DE) Common Stock resulting from such multiplication shall be rounded to the nearest whole share; and

          (ii) The exercise price per share of NationsBank (DE) Common Stock under the new option shall be equal to the exercise price per share of BankAmerica Common Stock under the original option immediately prior to the Effective Time divided by the Exchange Ratio, provided that such exercise price shall be rounded down to the nearest whole cent.

     (b) The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Code) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the new option shall be the same as the original option except that all references to BankAmerica shall be deemed to be references to NationsBank (DE).

     3.7 Certificate of Incorporation. Subject to the terms and conditions of this Agreement, at the Effective Time, the Certificate of Incorporation of NationsBank (DE) shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with applicable law, except that the Certificate of Incorporation of NationsBank (DE) shall be amended in connection with the Merger to provide that the name of the Surviving Corporation shall be "BankAmerica Corporation."

                                                                      APPENDIX A

     3.8 By-laws. Subject to the terms and conditions of this Agreement, at the Effective Time, the Bylaws of NationsBank (DE) shall be the By-laws of the Surviving Corporation until thereafter amended in accordance with applicable law.

     3.9 Tax and Accounting Consequences. It is intended that the Reincorporation Merger and the Merger shall each constitute a "reorganization" within the meaning of Section 368(a) of the Code, that this Agreement shall constitute a "plan of reorganization" for the purposes of Sections 354 and 361 of the Code and that the Reorganization be accounted for as a "pooling of interests" under generally accepted accounting principles ("GAAP").

     3.10 Board of Directors. As of the Effective Time, the board of directors of NationsBank (DE) shall be determined as set forth on Schedule 3.10.

                                   ARTICLE IV

                         CLOSING AND EXCHANGE OF SHARES

     4.1 Closing. Subject to the terms and conditions of this Agreement and the Stock Option Agreements, the closing of the Merger (the "Closing") shall take place at 10:00 a.m. on a date (the "Closing Date") and at a place to be specified by the parties, which shall be (i) no later than five business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions (other than those conditions to be satisfied or waived at the Closing) set forth in Article VIII hereof; or (ii) at such other time as mutually agreed by the parties.

     4.2 NationsBank (DE) to Make Shares Available. At or prior to the Effective Time, NationsBank (DE) shall deposit, or shall cause to be deposited, with a bank or trust company reasonably acceptable to each of NationsBank and BankAmerica (the "Exchange Agent"), for the benefit of the holders of Certificates, for exchange in accordance with this Article IV, certificates representing the shares of NationsBank (DE) Common Stock and NationsBank (DE) Preferred Stock, and cash in lieu of any fractional shares (such cash and certificates for shares of NationsBank (DE) Common Stock and NationsBank (DE) Preferred Stock, together with any dividends or distributions with respect thereto (the "Exchange Fund"), to be issued pursuant to Section 3.4 and paid pursuant to Section 4.3(a) in exchange for outstanding shares of BankAmerica Stock.

     4.3 Exchange of Shares. (a) As soon as practicable after the Effective Time, and in no event later than five business days thereafter, the Exchange Agent shall mail to each holder of record of one or more Certificates a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Certificates in exchange for certificates representing the shares of NationsBank (DE) Common Stock, NationsBank (DE) Preferred Stock and any cash in lieu of fractional shares into which the shares of BankAmerica Common Stock or BankAmerica Preferred Stock represented by such Certificate or Certificates shall have been converted pursuant to this Agreement. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor, as applicable, (i) a certificate representing that number of whole shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock to which such holder of BankAmerica Common Stock or BankAmerica Preferred Stock shall have become entitled pursuant to the provisions of Article III and (ii) a check representing the amount of any cash in lieu of fractional shares which such holder has the right to receive in respect of the Certificate surrendered pursuant to the provisions of this Article IV, and the Certificate so surrendered shall forthwith be canceled. No interest will be paid or accrued on any cash in lieu of fractional shares or on any unpaid dividends and distributions payable to holders of Certificates.

     (b) No dividends or other distributions declared with respect to NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock shall be paid to the holder of any unsurrendered Certificate until the holder thereof shall surrender such Certificate in accordance with this Article IV. After the surrender of a

APPENDIX A

Certificate in accordance with this Article IV, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock represented by such Certificate.

     (c) If any certificate representing shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a certificate representing shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock in any name other than that of the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     (d) After the Effective Time, there shall be no transfers on the stock transfer books of BankAmerica of the shares of BankAmerica Common Stock or BankAmerica Preferred Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for certificates representing shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock as provided in this Article IV.

     (e) Notwithstanding anything to the contrary contained herein, no certificates or scrip representing fractional shares of NationsBank (DE) Common Stock shall be issued upon the surrender for exchange of Certificates, no dividend or distribution with respect to NationsBank (DE) Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of NationsBank (DE). In lieu of the issuance of any such fractional share, NationsBank (DE) shall pay to each former stockholder of BankAmerica who otherwise would be entitled to receive such fractional share an amount in cash determined by multiplying (i) the average of the closing sale prices of NationsBank Common Stock on the New York Stock Exchange, Inc. (the "NYSE") as reported by The Wall Street Journal for the five trading days immediately preceding the date of the Effective Time by (ii) the fraction of a share (rounded to the nearest thousandth when expressed in decimal form) of NationsBank (DE) Common Stock to which such holder would otherwise be entitled to receive pursuant to Section 3.4.

     (f) Any portion of the Exchange Fund that remains unclaimed by the stockholders of BankAmerica for 12 months after the Effective Time shall be paid to NationsBank (DE). Any former stockholders of BankAmerica who have not theretofore complied with this Article IV shall thereafter look only to NationsBank (DE) for payment of the shares of NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock, cash in lieu of any fractional shares and any unpaid dividends and distributions on the NationsBank (DE) Common Stock or NationsBank (DE) Preferred Stock deliverable in respect of each share of BankAmerica Common Stock or BankAmerica Preferred Stock, as the case may be, such stockholder holds as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of NationsBank, NationsBank (DE), BankAmerica, the Exchange Agent or any other person shall be liable to any former holder of shares of BankAmerica Common Stock or BankAmerica Preferred Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

     (g) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by NationsBank (DE), the posting by such person of a bond in such amount as NationsBank (DE) may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of NationsBank (DE) Stock and any cash in lieu of fractional shares deliverable in respect thereof pursuant to this Agreement.

                                                                      APPENDIX A

                                   ARTICLE V

                             ACTIONS PENDING MERGER

     From the date hereof until the Effective Time, except as expressly contemplated by this Agreement, without the prior written consent of NationsBank (which consent shall not be unreasonably withheld or delayed) BankAmerica will not, and will cause each of its Subsidiaries not to, and (ii) without the prior written consent of BankAmerica (which consent shall not be unreasonably withheld or delayed) NationsBank will not, and will cause each of its Subsidiaries not to:

     5.1 Ordinary Course. Conduct the business of it and its Subsidiaries other than in the ordinary and usual course or, to the extent consistent therewith, fail to use reasonable efforts to preserve intact their business organizations and assets and maintain their rights, franchises and existing relations with customers, suppliers, employees and business associates, or take any action that would (i) adversely affect the ability of any party to obtain any necessary approvals of any Regulatory Authorities required for the transactions contemplated hereby or (ii) adversely affect its ability to perform any of its material obligations under this Agreement.

     5.2 Capital Stock. Other than (i) pursuant to Rights or other stock options or stock-based awards Previously Disclosed in its Disclosure Schedule,
(ii) upon conversion of shares of BankAmerica Preferred Stock or NationsBank Preferred Stock pursuant to the terms thereof, (iii) pursuant to the BankAmerica Stock Option Agreement or the NationsBank Stock Option Agreement, (iv) pursuant to the BankAmerica Rights Agreement, (v) trust originated preferred stock issued in the ordinary course of business or (vi) as otherwise set forth in Section 5.2 of the BankAmerica Disclosure Schedule or Section 5.2 of the NationsBank Disclosure Schedule, (x) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of capital stock, any stock appreciation rights or any Rights, (y) enter into any agreement with respect to the foregoing, or (z) permit any additional shares of capital stock to become subject to new grants of employee stock options, stock appreciation rights, or similar stock-based employee rights.

     5.3 Dividends, Stock Splits, Etc. (i) Adjust, split, combine or reclassify any capital stock, (ii) make, declare or pay any dividend on or in respect of, or declare or make any distribution on any shares of its capital stock (other than (A) in the case of BankAmerica, (1) quarterly cash dividends on BankAmerica Common Stock in an amount not to exceed the rate payable on such BankAmerica Common Stock as of the date hereof (with any increase in such dividend as is consistent with past practice) and dividends payable on BankAmerica Preferred Stock at a rate not exceeding the rate provided for in the terms thereof, and
(2) dividends from greater than 95%-owned Subsidiaries to BankAmerica or to another greater than 95%-owned Subsidiary of BankAmerica, as applicable, and (B) in the case of NationsBank, (1) quarterly cash dividends on NationsBank Common Stock in an amount not to exceed the rate payable on such NationsBank Common Stock as of the date hereof (with any increase in such dividend as is consistent with past practice) and dividends payable on NationsBank Preferred Stock at a rate not exceeding the rate provided for in the terms thereof, and (2) dividends from greater than 95%-owned Subsidiaries to NationsBank or to another greater than 95%-owned Subsidiary of NationsBank, as applicable), or (iii) other than
(A) as Previously Disclosed in its Disclosure Schedule, or (B) in the ordinary course pursuant to employee benefit plans, directly or indirectly combine, redeem, reclassify, purchase or otherwise acquire, any shares of its capital stock. After the date of this Agreement, each of NationsBank and BankAmerica shall coordinate with the other the declaration of any dividends in respect of NationsBank Common Stock and BankAmerica Common Stock and the record dates and payment dates relating thereto, it being the intention of the parties hereto that holders of NationsBank Common Stock or BankAmerica Common Stock shall not receive two dividends, or fail to receive one dividend, for any single calendar quarter with respect to their shares of NationsBank Common Stock and/or BankAmerica Common Stock and any shares of NationsBank (DE) Common Stock any such holder receives in exchange therefor in the Reorganization.

     5.4 Compensation; Employment Agreements; Etc.  Except as set forth on
Section 5.4 of the BankAmerica Disclosure Schedule and Section 5.4 of the NationsBank Disclosure Schedule, (i) enter into or amend any written employment, severance or similar agreements or arrangements with any of its directors or executive officers, (ii) enter into or amend any material written employment, severance or similar agreements or

APPENDIX A
arrangements with any of its officers or employees, or (iii) grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments), except for (A) normal individual increases in compensation to employees in the ordinary course of business consistent with past practice or
(B) other changes as are provided for herein or as may be required by law or to satisfy contractual obligations existing as of the date hereof or additional grants of awards to newly hired employees consistent with past practice.

     5.5 Benefit Plans. Except as set forth on Section 5.5 of the BankAmerica Disclosure Schedule and Section 5.5 of the NationsBank Disclosure Schedule, enter into or amend (except as may be required by applicable law, to satisfy contractual obligations existing as of the date hereof or amendments which, either individually or in the aggregate, would not reasonably be expected to result in a material liability to BankAmerica, NationsBank or their respective Subsidiaries) any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or other employees, including, without limitation, taking any action that accelerates the vesting or exercise of any benefits payable thereunder.

     5.6 Acquisitions And Dispositions. Except as Previously Disclosed in its Disclosure Schedule, dispose of or discontinue any portion of its assets, business or properties, which is material to it and its Subsidiaries taken as a whole, or acquire (other than by way of foreclosures or acquisitions of control in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in each case, in the ordinary and usual course of business consistent with past practice) all or any portion of, the business or property of any other entity which is material to it and its Subsidiaries taken as a whole.

     5.7 Amendments. Amend its Articles of Incorporation or by-laws or, except as provided in Section 6.3(n) and 7.9, amend or waive any rights under the BankAmerica Rights Agreement.

     5.8 Accounting Methods. Implement or adopt any change in its accounting principles, practices or methods, other than as may be required by GAAP.

     5.9 Adverse Actions. (i) Knowingly take any action that would, or would be reasonably likely to, prevent or impede the Reorganization from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code or for "pooling of interests" accounting treatment under GAAP; or (ii) knowingly take any action that is intended or is reasonably likely to result in (A) any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, (B) any of the conditions to the Reorganization set forth in Article VIII not being satisfied or (C) a material violation of any provision of this Agreement except, in each case, as may be required by applicable law.

     5.10 Claims. Settle any material claim, action or proceeding, except in the ordinary course of business consistent with past practice.

     5.11 Agreements. Agree or commit to do anything prohibited by Sections 5.1 through 5.10.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

     6.1 Disclosure Schedules. On or prior to the date hereof, each of NationsBank and BankAmerica has delivered to the other a schedule (respectively, its "Disclosure Schedule") setting forth, among other things, items the disclosure of which is necessary or appropriate in relation to any or all of its representations and warranties set forth in this Agreement; provided, that (i) no such item is required to be set forth in a Disclosure Schedule as an exception to a representation or warranty if its absence is not reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 6.2, and (ii) the mere inclusion of an item in a Disclosure Schedule shall not be deemed an admission by a party that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect.

                                                                      APPENDIX A

     6.2 Standard. No representation or warranty of NationsBank or BankAmerica contained in Section 6.3 shall be deemed untrue or incorrect, and no party hereto shall be deemed to have breached any such representation or warranty, as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph of Section 6.3, has had or is reasonably expected to have a Material Adverse Effect.

     6.3 Representations and Warranties. Subject to Sections 6.1 and 6.2 and except as Previously Disclosed in its Disclosure Schedule, BankAmerica hereby represents and warrants to NationsBank, and NationsBank hereby represents and warrants to BankAmerica, to the extent applicable, in each case with respect to itself and its Subsidiaries, as follows:

     (a) Organization, Standing and Authority. Such party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such party is duly qualified to do business and is in good standing in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified. It has in effect all federal, state, local, and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

     (b) Shares. (i) As of March 31, 1998, the authorized capital stock of BankAmerica consists solely of 1,400,000,000 shares of BankAmerica Common Stock, of which, as of March 31, 1998, 682,615,512 shares were outstanding, and 70,000,000 shares of BankAmerica Preferred Stock, of which 8,724,100 shares were outstanding as of March 31, 1998. As of March 31, 1998, the authorized capital stock of NationsBank consists solely of 1,250,000,000 shares of NationsBank Common Stock, of which, as of March 31, 1998, 964,698,552 shares were outstanding, and 45,000,000 shares of NationsBank Preferred Stock, of which 2,133,127 shares were outstanding as of March 31, 1998. As of March 31, 1998, no shares of NationsBank Common Stock and no shares of NationsBank Preferred Stock were held in treasury, and 92,077,391 shares of BankAmerica Common Stock and no shares of BankAmerica Preferred Stock were held in treasury. The outstanding shares of such party's capital stock are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). As of the date hereof, except as Previously Disclosed, there are no shares of such party's capital stock authorized and reserved for issuance, such party does not have any Rights issued or outstanding with respect to its capital stock, and such party does not have any commitment to authorize, issue or sell any such shares or Rights, except pursuant to this Agreement, the Stock Option Agreements and the BankAmerica Rights Agreement, as the case may be. Since March 31, 1998, neither NationsBank nor BankAmerica has issued shares of its capital stock or rights in respect thereof or reserved any shares for such purposes except pursuant to plans or commitments Previously Disclosed in its Disclosure Schedule.

          (ii) The number of shares of BankAmerica Common Stock which are issuable and reserved for issuance upon exercise of stock options and other rights (other than the BankAmerica Stock Option Agreement) of BankAmerica as of March 31, 1998 has been Previously Disclosed in BankAmerica's Disclosure Schedule, and the number of shares of NationsBank Common Stock which are issuable and reserved for issuance upon exercise of stock options and other rights (other than the NationsBank Stock Option Agreement) of NationsBank as of March 31, 1998 has been Previously Disclosed in NationsBank's Disclosure Schedule.

     (c) Subsidiaries. (i) (A) Except as otherwise Previously Disclosed in its Disclosure Schedule, such party has listed in its Annual Report on Form 10-K for the fiscal year ended December 31, 1997 all of its Subsidiaries, (B) it owns, directly or indirectly at least 99% of the issued and outstanding shares of each of its Significant Subsidiaries, (C) no equity securities of any of its Significant Subsidiaries are or may become required to be issued (other than to it or a Subsidiary of it) by reason of any Rights, (D) there are no contracts, commitments, understandings or arrangements by which any of such Significant Subsidiaries is or may be bound to sell or otherwise transfer any shares of the capital stock of any such Significant Subsidiaries (other than to it or a Subsidiary of it), (E) there are no contracts, commitments, understandings, or arrangements relating to its rights to vote or to dispose of such shares (other than to it or a Subsidiary of it),

APPENDIX A
and (F) all of the shares of capital stock of each such Significant Subsidiary held by it or its Subsidiaries are fully paid and (except pursuant to 12 U.S.C. Sec. 55 or equivalent state statutes in the case of bank Subsidiaries) nonassessable and are owned by it or its Subsidiaries free and clear of any Liens.

          (ii) Each of such party's Significant Subsidiaries has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, and is duly qualified to do business and in good standing in the jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified. Each of such Significant Subsidiaries has in effect all federal, state, local, and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now conducted.

     (d) Corporate Power. Such party and each of its Significant Subsidiaries has the corporate power and authority to carry on its business as it is now being conducted and to own all its properties and assets; and it has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Stock Option Agreements and to consummate the transactions contemplated hereby and thereby.

     (e) Corporate Authority. Subject, in the case of this Agreement, to approval by the holders of a majority of the shares of BankAmerica Common Stock entitled to vote (in the case of BankAmerica) and by the holders of a majority of the shares of NationsBank Common Stock, NationsBank Series B Preferred Stock and NationsBank ESOP Preferred Stock entitled to vote thereon, voting as a single group (in the case of NationsBank), each of this Agreement and the Stock Option Agreements and the transactions contemplated hereby and thereby have been authorized by all necessary corporate action of it, and each of this Agreement and the Stock Option Agreements is a legal, valid and binding agreement of it, enforceable in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

     (f) No Defaults. Subject to receipt of the regulatory approvals and expiration of the waiting periods referred to in Section 8.2 and the required filings under federal and state securities laws, the execution, delivery and performance of this Agreement and the Stock Option Agreements and the consummation of the transactions contemplated hereby and thereby by it do not and will not (i) constitute a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of it or of any of its Significant Subsidiaries or to which it or any of its Significant Subsidiaries or properties is subject or bound, (ii) constitute a breach or violation of, or a default under, its articles or certificate of incorporation or by-laws, or
(iii) require any consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license agreement, indenture, contract, agreement or instrument.

     (g) Financial Reports and SEC Documents. Its Annual Report on Form 10-K, as amended through the date hereof, for the fiscal year ended December 31, 1997, and all other reports, registration statements, definitive proxy statements or information statements filed or to be filed by it or any of its Subsidiaries subsequent to December 31, 1995 under the Securities Act, or under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, in the form filed, or to be filed (collectively, its "SEC Documents"), with the SEC (i) complied or will comply in all material respects as to form with the applicable requirements under the Securities Act or the Exchange Act, as the case may be, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each of the balance sheets contained in or incorporated by reference into any such SEC Document (including the related notes and schedules thereto) fairly presents and will fairly present the financial position of the entity or entities to which it relates as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such SEC Documents (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of the entity or entities to which it relates for the periods to which it relates, in each case in accordance with GAAP consistently applied during the

                                                                      APPENDIX A
periods involved, except, in each case, as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements.

     (h) Litigation; Regulatory Action. (i) No litigation, claim or other proceeding before any court or governmental agency is pending against it or any of its Subsidiaries, and, to the best of its knowledge, no such litigation, claim or other proceeding has been threatened.

          (ii) Neither it nor any of its Subsidiaries or properties is a party to or is subject to any order, decree, agreement, memorandum of understanding or similar arrangement with, or a commitment letter or similar submission to, any federal or state court or any federal or state governmental agency or authority charged with the supervision or regulation of financial institutions or issuers of securities or engaged in the insurance of deposits (including, without limitation, the OCC, the Federal Reserve Board, the FDIC and the OTS) or the supervision or regulation of it or any of its Subsidiaries (collectively, the "Regulatory Authorities").

          (iii) Neither it nor any of its Subsidiaries has been advised by any Regulatory Authority that such Regulatory Authority is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, commitment letter or similar submission.

     (i) Compliance With Laws.  It and each of its Subsidiaries:

          (i) in the conduct of its business, is in compliance with all applicable federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto or to the employees conducting such businesses, including, without limitation, the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act, the Home Mortgage Disclosure Act and all other applicable fair lending laws and other laws relating to discriminatory business practices;

          (ii) has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, all Regulatory Authorities that are required in order to permit them to conduct their businesses substantially as presently conducted, and all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the best of its knowledge, no suspension or cancellation of any of them is threatened; and

          (iii) has received, since December 31, 1994, no notification or communication from any Regulatory Authority (A) asserting that it or any of its Subsidiaries is not in compliance with any of the statutes, regulations, or ordinances which such Regulatory Authority enforces, (B) threatening to revoke any license, franchise, permit, or governmental authorization, (C) threatening or contemplating revocation or limitation of, or which would have the effect of revoking or limiting, federal deposit insurance (nor, to its knowledge, do any grounds for any of the foregoing exist) or (D) failing to approve any proposed acquisition, or stating its intention not to approve acquisitions proposed to be effected by it within a certain time period or indefinitely.

     (j) Defaults. Neither it nor any of its Subsidiaries is in default under any contract, agreement, commitment, arrangement, lease, insurance policy, or other instrument to which it is a party, by which its respective assets, business, or operations may be bound or affected, or under which it or its respective assets, business, or operations receives benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     (k) No Brokers. No action has been taken by it that would give rise to any valid claim against any party hereto for a brokerage commission, finder's fee or other like payment with respect to the transactions contemplated by this Agreement, excluding, in the case of BankAmerica, fees to be paid to Goldman, Sachs & Co. and, in the case of NationsBank, fees to be paid to Merrill Lynch, Pierce, Fenner & Smith Incorporated, in each case pursuant to letter agreements which have been heretofore disclosed to the other party.

     (l) Employee Benefit Plans. (i) Each party has made available to the other all material written bonus, vacation, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, all material employment or severance

APPENDIX A
contracts, all material medical, dental, disability, health and life insurance plans, all other material employee benefit and fringe benefit plans, contracts or arrangements and any material applicable "change of control" or similar provisions in any plan, contract or arrangement maintained or contributed to by it or any of its Subsidiaries for the benefit of officers, employees, directors, or the beneficiaries of any of the foregoing (collectively, "Compensation and Benefit Plans").

          (ii) True and complete copies of its Compensation and Benefit Plans, including, but not limited to, any trust instruments and/or insurance contracts, if any, forming a part thereof, and all amendments thereto have been made available to the other party.

          (iii) Each of its Compensation and Benefit Plans has been administered in all material respects in accordance with the terms thereof. All "employee benefit plans" within the meaning of Section 3(3) of ERISA, other than "multiemployer plans" within the meaning of Section 3(37) of ERISA ("Multiemployer Plans"), covering employees or former employees of it and its Subsidiaries (its "Plans"), to the extent subject to ERISA, are in material compliance with ERISA, the Code, the Age Discrimination in Employment Act and other applicable laws. Each Compensation and Benefit Plan of it or its Subsidiaries which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA ("Pension Plan") and which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service, and it is not aware of any circumstances reasonably likely to result in the revocation or denial of any such favorable determination letter. There is no pending or, to its knowledge, threatened litigation or governmental audit, examination or investigation relating to the Plans.

          (iv) No material liability under Title IV of ERISA has been or is expected to be incurred by it or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(5) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with it under Section 4001(a)(5) of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Neither it nor any of its Subsidiaries presently contributes to a Multiemployer Plan, nor have they contributed to such a plan within the past five calendar years. No notice of a "reportable event," within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan of it or any of its Subsidiaries or by any ERISA Affiliate within the past 12 months.

          (v) All contributions, premiums and payments required to be made under the terms of any Compensation and Benefit Plan of it or any of its Subsidiaries have been made. Neither any Pension Plan of it or any of its Subsidiaries nor any single-employer plan of an ERISA Affiliate of it or any of its Subsidiaries has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. Neither it nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

          (vi) Under each Pension Plan of it or any of its Subsidiaries which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation) did not exceed the then current value of the assets of such Plan, and there has been no adverse change in the financial condition of such Plan (with respect to either assets or benefits) since the last day of the most recent Plan year.

          (vii) Neither it nor any of its Subsidiaries has any obligations under any Compensation and Benefit Plans to provide benefits, including death or medical benefits, with respect to employees of it or its Subsidiaries beyond their retirement or other termination of service other than (A) coverage mandated by Part 6 of Title I of ERISA or Section 4980B of the Code, (B) retirement or death benefits under any employee pension benefit plan (as defined under Section 3(2) of ERISA), (C) disability benefits under any employee welfare plan that have been fully provided for by insurance or otherwise, or (D) benefits in the nature of severance pay.

                                                                      APPENDIX A

          (viii) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in any payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or any employee of it or any of its Subsidiaries under any Compensation and Benefit Plan or otherwise from it or any of its Subsidiaries, (B) increase any benefits otherwise payable under any Compensation and Benefit Plan or
     (C) result in any acceleration of the time of payment or vesting of any such benefit.

     (m) Labor Matters. Neither it nor any of its Subsidiaries is a party to, or is bound by any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization, nor is it or any of its Subsidiaries the subject of a proceeding asserting that it or any such Subsidiaries has committed an unfair labor practice (within the meaning of the National Labor Relations Act) or seeking to compel it or such Subsidiaries to bargain with any labor organization as to wages and conditions of employment.

     (n) Takeover Laws; Rights Plans. (i) It has taken all action required to be taken by it in order to exempt this Agreement and the Stock Option Agreements and the transactions contemplated hereby and thereby from, and this Agreement and the Stock Option Agreements and the transactions contemplated hereby and thereby are exempt from, the requirements of any "moratorium," "control share," "fair price" or other anti-takeover laws and regulations (collectively, "Takeover Laws") of (A) the State of Delaware, in the case of the representations and warranties of BankAmerica, including Section 203 of the DGCL, and (B) the State of North Carolina, in the case of the representations and warranties of NationsBank, including Sections 55-9-02 and 55-9A-01 of the NCBCA.

          (ii) In the case of the representations and warranties of BankAmerica, it has (A) duly approved an appropriate amendment to the BankAmerica Rights Agreement and (B) taken all other action necessary or appropriate so that the entering into of this Agreement, and the consummation of the transactions contemplated hereby (including, without limitation, the Reorganization) do not and will not result in the ability of any person to exercise any Rights, as defined in the BankAmerica Rights Agreement (the "BankAmerica Rights"), or enable or require the BankAmerica Rights to separate from the shares of BankAmerica Common Stock to which they are attached or to be triggered or become exercisable.

          (iii) In the case of the representations and warranties of BankAmerica, no "Distribution Date" or "Shares Acquisition Date" (as such terms are defined in the BankAmerica Rights Plan) has occurred, and the "Final Expiration Date" (as such term is defined in the BankAmerica Rights
     Plan) is April 22, 1998.

     (o) Environmental Matters. (i) As used in this Agreement, "Environmental Laws" means all applicable local, state and federal environmental, health and safety laws and regulations, including, without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Federal Clean Air Act, and the Occupational Safety and Health Act, each as amended, regulations promulgated thereunder, and state counterparts.

          (ii) Neither the conduct nor operation of such party or its Subsidiaries nor any condition of any property presently or previously owned, leased or operated by any of them violates or violated Environmental Laws and no condition has existed or event has occurred with respect to any of them or any such property that, with notice or the passage of time, or both, is reasonably likely to result in liability under Environmental Laws. Neither such party nor any of its Subsidiaries has received any notice from any person or entity that it or its Subsidiaries or the operation or condition of any property ever owned, leased, operated, held as collateral or held as a fiduciary by any of them are or were in violation of or otherwise are alleged to have liability under any Environmental Law, including, but not limited to, responsibility (or potential responsibility) for the cleanup or other remediation of any pollutants, contaminants, or hazardous or toxic wastes, substances or materials at, on, beneath, or originating from any such property.

     (p) Tax Matters. (i) All material returns, declarations, reports, estimates, information returns and statements required to be filed under federal, state, local or any foreign tax laws ("Tax Returns") with respect

APPENDIX A
to it or any of its Subsidiaries, have been timely filed, or requests for extensions have been timely filed and have not expired; (ii) all Tax Returns filed by it are complete and accurate in all material respects; (iii) all Taxes shown to be due on such Tax Returns have been paid or adequate reserves have been established for the payment of such Taxes; and (iv) except as previously disclosed, there is no audit, examination, deficiency or refund litigation or matter in controversy with respect to any Taxes that might reasonably be expected to result in a determination, the effect of which would be a Material Adverse Effect.

     (q) Tax Treatment; Accounting Treatment. As of the date hereof, it is aware of no reason why the Reorganization will fail to qualify as a "reorganization" under Section 368(a) of the Code or may not be accounted for as a "pooling of interests" under GAAP.

     (r) Regulatory Approvals. The approval of the following regulatory authorities (among others) is necessary to consummate the Reorganization: the Federal Reserve Board, OTS, and the regulatory authorities of the states and foreign jurisdictions in which BankAmerica, NationsBank, and their respective Subsidiaries operate. As of the date hereof, neither of BankAmerica nor NationsBank is aware of any reason why the approvals of such regulatory authorities will not be received.

     (s) Year 2000. None of BankAmerica, NationsBank, or any of their respective Subsidiaries has received, or reasonably expects to receive, a "Year 2000 Deficiency Notification Letter" (as such term is employed in the Federal Reserve's Supervision and Regulation Letter No. SR-98-3(SUP), dated March 4,
1998). NationsBank has made available to BankAmerica, and BankAmerica has made available to NationsBank, a complete and accurate copy of their respective plans, including an estimate of the anticipated associated costs, for addressing the issues ("Year 2000 Issues") set forth in the statements of the Federal Financial Institutions Examination Council, dated May 5, 1997, entitled "Year 2000 Project Management Awareness," and December 1997, entitled "Safety and Soundness Guidelines Concerning the Year 2000 Business Risk," as such issues affect BankAmerica, NationsBank and their respective Subsidiaries. Between the date hereof and the Effective Time, NationsBank and BankAmerica shall use their commercially practicable efforts to implement their respective plans.

     (t) No Material Adverse Effect. Since December 31, 1997, except as disclosed in its SEC Documents filed with the SEC on or before the date hereof,
(i) it and its Subsidiaries have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses related to this Agreement and the transactions contemplated hereby) and (ii) no event has occurred or circumstance arisen that, individually or taken together with all other facts, circumstances and events (described in any paragraph of this Section 6.3 or otherwise), is reasonably likely to have a Material Adverse Effect with respect to it.

                                  ARTICLE VII

                                   COVENANTS

     BankAmerica hereby covenants to and agrees with NationsBank, and NationsBank hereby covenants to and agrees with BankAmerica, that:

     7.1 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, it shall use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Reorganization as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby including, without limitation, using its reasonable best efforts to obtain (and cooperating with the other party hereto to obtain) any consent, authorization, order or approval of, or any exemption by, any Regulatory Authority and any other third party that is required to be obtained by BankAmerica or NationsBank or any of their respective Subsidiaries in connection with the Reorganization and the other transactions contemplated by this Agreement, and using reasonable best efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and using reasonable best efforts to defend any litigation seeking to enjoin, prevent or delay the consummation of the transactions contemplated hereby or seeking material damages, and each shall cooperate fully with the other parties hereto to that end. NationsBank shall incorporate NationsBank (DE) as
                                                                      APPENDIX A
a subsidiary, and NationsBank shall cause NationsBank (DE) to adopt and ratify this Agreement and to take all action necessary to consummate the transaction contemplated hereby.

     7.2 Stockholder Approvals. Each of them shall take, in accordance with applicable law, applicable stock exchange rules and its respective articles or certificate of incorporation and by-laws, all action necessary to convene, respectively, an appropriate meeting of shareholders of NationsBank to consider and vote upon the approval of this Agreement and any other matters required to be approved by NationsBank shareholders for consummation of the Reorganization (including any adjournment or postponement, the "NationsBank Meeting"), and an appropriate meeting of stockholders of BankAmerica to consider and vote upon the approval of this Agreement and any other matters required to be approved by BankAmerica's stockholders for consummation of the Reorganization (including any adjournment or postponement, the "BankAmerica Meeting"; and each of the NationsBank Meeting and BankAmerica Meeting, a "Meeting"), respectively, as promptly as practicable after the date hereof. The Board of Directors of each of NationsBank and BankAmerica shall recommend such approval, and each of NationsBank and BankAmerica shall take all reasonable lawful action to solicit such approval by its respective stockholders. Prior to the Reincorporation Merger Effective Time, NationsBank shall approve this Agreement and the transactions contemplated thereby as sole stockholder of NationsBank (DE).

     7.3 Registration Statement. (a) Each of NationsBank and BankAmerica agrees to cooperate in the preparation of a registration statement on Form S-4 (the "Registration Statement") to be filed by NationsBank and NationsBank (DE) with the SEC in connection with the issuance of NationsBank (DE) Stock in the Reorganization (including the joint proxy statement and prospectus and other proxy solicitation materials of NationsBank and BankAmerica constituting a part thereof (the "Joint Proxy Statement") and all related documents). BankAmerica and NationsBank agree to use their reasonable best efforts to file the Registration Statement with the SEC as promptly as practicable. Each of BankAmerica and NationsBank agrees to use, and NationsBank agrees to cause NationsBank (DE) to use, reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after filing thereof. NationsBank also agrees to use, and to cause NationsBank (DE) to use, reasonable best efforts to obtain all necessary state securities law or "Blue Sky" permits and approvals required to carry out the transactions contemplated by this Agreement.

     (b) Each of BankAmerica and NationsBank agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement and each amendment or supplement thereto, if any, becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Joint Proxy Statement and any amendment or supplement thereto will, at the date of mailing to stockholders and at the times of the NationsBank Meeting and BankAmerica Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or any statement which, in the light of the circumstances under which such statement is made, will be false or misleading with respect to any material fact, or which will omit to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier statement in the Joint Proxy Statement or any amendment or supplement thereto. Each of BankAmerica and NationsBank further agrees that if it shall become aware prior to the Effective Time of any information that would cause any of the statements in the Joint Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take the necessary steps to correct the Joint Proxy Statement.

     (c) In the case of NationsBank, NationsBank will advise BankAmerica, promptly after NationsBank receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the NationsBank Stock for offering or sale in any jurisdiction, of the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information.

APPENDIX A

     7.4 Press Releases. Neither party will, without the prior approval of the other party hereto, issue any press release or written statement for general circulation relating to the transactions contemplated hereby, except as otherwise required by applicable law or regulation or the rules of the NYSE.

     7.5 Access; Information. (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, it shall, and shall cause its Subsidiaries to, afford the other parties and their officers, employees, counsel, accountants and other authorized representatives, access, during normal business hours throughout the period prior to the Closing Date, to all of its properties, books, contracts, commitments and records, and to its officers, employees, accountants, counsel or other representatives, and, during such period, it shall, and shall cause its Subsidiaries to, furnish promptly to such other parties and representatives (i) a copy of each material report, schedule and other document filed by it pursuant to the requirements of federal or state securities or banking laws (other than reports or documents that NationsBank or BankAmerica, or their respective Subsidiaries, as the case may be, are not permitted to disclose under applicable law), and (ii) all other information concerning the business, properties and personnel of it as the other may reasonably request. Neither NationsBank nor BankAmerica nor any of their respective Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under the circumstances in which the restrictions of the preceding sentence apply.

     (b) It will not use any information obtained pursuant to this Section 7.5 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement and, if this Agreement is terminated, will hold all information and documents obtained pursuant to this paragraph in confidence (as provided in, and subject to the provisions of, the Confidentiality Agreement, as if it were the Receiving Party (as defined therein)). No investigation by either party of the business and affairs of the other shall affect or be deemed to modify or waive any representation, warranty, covenant or agreement in this Agreement, or the conditions to either party's obligation to consummate the transactions contemplated by this Agreement.

     7.6 Acquisition Proposals. Without the prior written consent of the other party hereto, it shall not, and shall cause its Subsidiaries and its and its Subsidiaries' officers, directors, agents, advisors and affiliates not to, solicit or encourage inquiries or proposals with respect to, or engage in any negotiations concerning, or provide any confidential information to, or have any discussions with, any such person relating to any tender offer or exchange offer for, or any proposal for the acquisition of a substantial equity interest in, or a substantial portion of the assets of, or any merger or consolidation with, it or any of its Subsidiaries.

     7.7 Affiliate Agreements. (a) Not later than the 15th day prior to the mailing of the Joint Proxy Statement, BankAmerica shall deliver to NationsBank and NationsBank shall deliver to BankAmerica, a schedule of each person that, to the best of its knowledge, is or is reasonably likely to be, as of the date of the relevant Meeting, deemed to be an "affiliate" of it (each, an "Affiliate") as that term is used in SEC Accounting Series Releases 130 and 135 and, in the case of BankAmerica only, in Rule 145 under the Securities Act.

     (b) BankAmerica and NationsBank shall each use its respective reasonable best efforts to cause each person who may be deemed to be an Affiliate of BankAmerica or NationsBank, as the case may be, to execute and deliver to BankAmerica and NationsBank on or before the date of mailing of the Joint Proxy Statement an agreement to comply with SEC Accounting Series Releases 130 and 135 and, in the case of a BankAmerica Affiliate only, with Rule 145 under the Securities Act. Such agreements shall be in the forms set forth in Exhibit E (in the case of BankAmerica) and Exhibit F (in the case of NationsBank).

     7.8 Takeover Laws. Neither party shall take any action that would cause the transactions contemplated by this Agreement and the Stock Option Agreements to be subject to requirements imposed by any Takeover Law and each of them shall take all necessary steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by this Agreement and the Stock Option Agreements from, or if necessary challenge the validity or applicability of, any applicable Takeover Law, as now or hereafter in effect,
                                                                      APPENDIX A
including, without limitation, Section 203 of the DGCL, Sections 55-9-02 and 55-9A-01 of the NCBCA and Takeover Laws of any other state that purport to apply to this Agreement, the Stock Option Agreements or the transactions contemplated hereby or thereby.

     7.9 No Rights Triggered. Each of BankAmerica and NationsBank shall take all steps necessary to ensure that the entering into of this Agreement and the consummation of the transactions contemplated hereby and any other action or combination of actions, or any other transactions contemplated hereby, do not and will not result in the grant of any rights to any person (i) under its articles or certificate of incorporation or by-laws, (ii) under any material agreement to which it or any of its Subsidiaries is a party (including, without limitation, in the case of BankAmerica, the BankAmerica Rights Agreement) or
(iii) in the case of BankAmerica, to exercise or receive certificates for Rights, or acquire any property in respect of Rights, under the BankAmerica Rights Agreement.

     7.10 Shares Listed. NationsBank and BankAmerica shall use, and NationsBank shall cause NationsBank (DE) to use, their reasonable best efforts to list, prior to the Closing Date, on the NYSE, upon official notice of issuance, (i) the shares of NationsBank (DE) Common Stock to be issued in the Reorganization and (ii) the shares of NationsBank (DE) Preferred Stock into which shares of BankAmerica Preferred Stock which are listed on the NYSE are to be converted.

     7.11 Regulatory Applications. (a) NationsBank and BankAmerica and their respective Subsidiaries shall cooperate and use their respective reasonable best efforts (i) to prepare and execute all documentation (including, in the case of NationsBank, such documentation on behalf of NationsBank (DE) as may be necessary in connection with the Reincorporation Merger), to effect all filings, and to obtain all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary to consummate the transactions contemplated by this Agreement, including, without limitation, any such approvals or authorizations required by the Federal Reserve Board, the OTS and the regulatory authorities of the states and foreign jurisdictions in which BankAmerica, NationsBank and their respective Subsidiaries operate, (ii) to comply with the terms and conditions of such permits, consents, approvals and authorizations, and (iii) to cause the Reorganization to be consummated as expeditiously as practicable. NationsBank agrees to use its reasonable best efforts to file the requisite applications to be filed by it with the Federal Reserve Board and the regulatory authorities of the states and foreign jurisdictions in which BankAmerica and its Subsidiaries operate as promptly as practicable. Each of NationsBank and BankAmerica shall have the right to review in advance, and, to the extent practicable, each will consult with the other, in each case, subject to applicable laws relating to the exchange of information, with respect to, all material written information submitted to any third party or any Regulatory Authorities in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party hereto agrees that it will consult with the other parties hereto with respect to the obtaining of all material permits, consents, approvals and authorizations of all third parties and Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other parties apprised of the status of material matters relating to completion of the transactions contemplated hereby.

     (b) Each party agrees, upon request, to furnish the other party with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Registration Statement, the Joint Proxy Statement or any filing, notice or application made by or on behalf of such other party or any of its Subsidiaries to any Regulatory Authority in connection with the transactions contemplated hereby.

     7.12 Indemnification; Directors' and Officers' Insurance. (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director, officer or employee of BankAmerica, NationsBank or any of their respective Subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director, officer or employee of BankAmerica,

APPENDIX A

NationsBank, their respective Subsidiaries or any of their respective predecessors or was prior to the Effective Time serving at the request of any such party as a director, officer, employee, fiduciary or agent of another corporation, partnership, trust or other enterprise or (ii) this Agreement, the Stock Option Agreements, or any of the transactions contemplated hereby and thereby and all actions taken by an Indemnified Party in connection herewith or therewith, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto. It is understood and agreed that after the Effective Time, NationsBank (DE) shall indemnify and hold harmless, as and to the fullest extent permitted by law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorneys' fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by law upon receipt of an undertaking from such Indemnified Party to repay such advanced expenses if it is finally determined (with no further rights of appeal) that such Indemnified Party was not entitled to indemnification hereunder), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted or arising before or after the Effective Time), the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with NationsBank (DE); provided, however, that (A) NationsBank (DE) shall have the right to assume the defense thereof and upon such assumption NationsBank (DE) shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if NationsBank (DE) elects not to assume such defense, or counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are or may be (whether or not any have yet actually arisen) issues which raise conflicts of interest between NationsBank (DE) and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them, and NationsBank (DE) shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties, (B) NationsBank (DE) shall be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (C) NationsBank (DE) shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld) and (D) NationsBank (DE) shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. Any Indemnified Party wishing to claim indemnification under this Section 7.12, upon learning of any such claim, action, suit, proceeding or investigation, shall notify NationsBank
(DE) thereof, provided that the failure to so notify shall not affect the obligations of NationsBank (DE) under this Section 7.12 except (and only) to the extent such failure to notify materially prejudices NationsBank (DE). NationsBank (DE)'s obligations under this Section 7.12 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification in respect of any claim (a "Claim") asserted or made within such period shall continue until the final disposition of such Claim.

     (b) Without limiting any of the obligations under paragraph (a) of this
Section 7.12, NationsBank (DE) agrees that all rights to indemnification and all limitations of liability existing in favor of the Indemnified Parties as provided in BankAmerica's Amended and Restated Articles of Incorporation or Bylaws or in the similar governing documents of any of BankAmerica's Subsidiaries as in effect as of the date of this Agreement with respect to matters occurring on or prior to the Effective Time shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification in respect of any Claim asserted or made within such period shall continue until the final disposition of such Claim; provided further, however, that nothing contained in this Section 7.12(b) shall be deemed to preclude the liquidation, consolidation or merger of BankAmerica or any BankAmerica Subsidiary, in which case all of such rights to indemnification and limitations on liability shall be deemed to so survive and continue notwithstanding any such liquidation, consolidation or merger and shall constitute rights which may be asserted against NationsBank (DE). Nothing contained in this Section 7.12(b) shall be deemed to preclude any rights to indemnification or limitations on liability provided in BankAmerica's Amended and Restated Articles of Incorporation or Bylaws or the similar governing documents of any of BankAmerica's Subsidiaries with respect to matters occurring

                                                                      APPENDIX A
subsequent to the Effective Time to the extent that the provisions establishing such rights or limitations are not otherwise amended to the contrary.

     (c) NationsBank (DE) shall use its best efforts to cause the persons serving as officers and directors of BankAmerica and NationsBank immediately prior to the Effective Time (or, in the case of NationsBank, the Reincorporation Merger Effective Time) to be covered for a period of six (6) years from the Effective Time by a directors' and officers' liability insurance policy (which policy shall provide for at least the same coverage and amounts as the greater of BankAmerica's and NationsBank's existing policies and shall contain terms and conditions which are not less advantageous to such directors and officers of BankAmerica and NationsBank than the terms and conditions of BankAmerica's and NationsBank's existing policies) with respect to acts or omissions occurring prior to the Effective Time.

     (d) In the event NationsBank (DE) or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of NationsBank
(DE) shall assume the obligations set forth in this Section 7.12.

     (e) The provisions of this Section 7.12 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

     7.13 Benefits Plans. (a) Subject to Section 7.13 (c), NationsBank (DE) shall honor, in accordance with their terms, all benefit obligations to, and contractual rights of, current and former employees of NationsBank and BankAmerica existing as of the Effective Time (or, in the case of NationsBank, the Reincorporation Merger Effective Time), as well as all employment or severance agreements, plans or policies of NationsBank or BankAmerica.

     (b) NationsBank (DE) shall cause each employee benefit plan, program, policy or arrangement of the combined company to take into account for purposes of eligibility and vesting thereunder the service of employees of NationsBank and BankAmerica to the same extent as such service was credited for such purpose by BankAmerica and NationsBank, respectively, under comparable compensation and benefit plans.

     (c) NationsBank and BankAmerica agree to cooperate to establish for the combined company benefit plans which are appropriate for the nature of the combined company's organization with respect to periods after the Effective Time.

     7.14 Notification of Certain Matters. Each of BankAmerica and NationsBank shall give prompt notice to the other of any fact, event or circumstance known to it that (i) is reasonably likely, individually or taken together with all other facts, events and circumstances known to it, to result in any Material Adverse Effect with respect to it or (ii) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

                                  ARTICLE VIII

                CONDITIONS TO CONSUMMATION OF THE REORGANIZATION

     The obligations of each of the parties to consummate the Reorganization are conditioned upon the satisfaction at or prior to the Effective Time of each of the following:

     8.1 Shareholder Vote. Approval of the transactions contemplated by this Agreement by the requisite votes of the stockholders of BankAmerica and of NationsBank, respectively.

     8.2 Regulatory Approvals. All regulatory approvals required to consummate the transactions contemplated hereby, including, without limitation, those specified in Section 6.3(r), shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired.

     8.3 Third-Party Consents. All consents or approvals of all persons (other than Regulatory Authorities) required for the consummation of the Reorganization shall have been obtained and shall be in full force and

APPENDIX A
effect, unless the failure to obtain any such consent or approval is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on BankAmerica or NationsBank, as the case may be.

     8.4 No Injunction, Etc. No order, decree or injunction of any court or agency of competent jurisdiction shall be in effect, and no law, statute or regulation shall have been enacted or adopted, that enjoins, prohibits or makes illegal consummation of any of the transactions contemplated hereby; provided, however, that each of NationsBank and BankAmerica shall have used its reasonable best efforts to prevent any such rule, regulation, injunction, decree or other order, and to appeal as promptly as possible any injunction, decree or other order that may be entered.

     8.5 Representations, Warranties and Covenants of NationsBank. In the case of BankAmerica's obligation to consummate the Reorganization: (i) each of the representations and warranties contained herein of NationsBank shall be true and correct as of the date of this Agreement and upon the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date, except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date, in any case, subject to the standard set forth in Section 6.2, (ii) each and all of the agreements and covenants of NationsBank to be performed and complied with pursuant to this Agreement on or prior to the Closing Date shall have been duly performed and complied with in all material respects, and (iii) BankAmerica shall have received a certificate signed by the Chief Financial Officer of NationsBank, dated the Closing Date, to the effect set forth in clauses (i) and
(ii) of this Section 8.5.

     8.6 Representations, Warranties and Covenants of BankAmerica. In the case of NationsBank's obligation to consummate the Reorganization: (i) each of the representations and warranties contained herein of BankAmerica shall be true and correct as of the date of this Agreement and upon the Closing Date with the same effect as though all such representations and warranties had been made on the Closing Date, except for any such representations and warranties made as of a specified date, which shall be true and correct as of such date, in any case, subject to the standard set forth in Section 6.2, (ii) each and all of the agreements and covenants of BankAmerica to be performed and complied with pursuant to this Agreement on or prior to the Closing Date shall have been duly performed and complied with in all material respects, and (iii) NationsBank shall have received a certificate signed by the Chief Financial Officer of BankAmerica, dated the Closing Date, to the effect set forth in clauses (i) and
(ii) of this Section 8.6.

     8.7 Effective Registration Statement. The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC or any other Regulatory Authority.

     8.8 Tax Opinion. NationsBank and BankAmerica shall have received an opinion from Wachtell, Lipton, Rosen & Katz dated in each case as of the Closing Date, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Reincorporation Merger Effective Time and at the Effective Time, each of the Reincorporation Merger and the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly:

          (i) No gain or loss will be recognized by NationsBank, NationsBank
     (DE) or BankAmerica as a result of the Reincorporation Merger or the Merger;

          (ii) No gain or loss will be recognized by the stockholders of BankAmerica who exchange all of their BankAmerica Common Stock solely for NationsBank (DE) Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in NationsBank (DE) Common Stock);

          (iii) No gain or loss will be recognized by the stockholders of NationsBank who exchange all of their NationsBank Common Stock solely for NationsBank (DE) Common Stock pursuant to the Reincorporation Merger;

                                                                      APPENDIX A

          (iv) The aggregate tax basis of the NationsBank (DE) Common Stock received by stockholders who exchange all of their BankAmerica Common Stock solely for NationsBank (DE) Common Stock in the Merger will be the same as the aggregate tax basis of BankAmerica Common Stock surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received); and

          (v) the aggregate tax basis of the NationsBank (DE) Common Stock received by stockholders who exchange all of their NationsBank Common Stock solely for NationsBank (DE) Common Stock in the Reincorporation Merger will be the same as the aggregate tax basis of the NationsBank Common Stock surrendered in exchange therefor.

     In rendering such opinions, such counsel may require and rely upon representations and covenants including those contained in certificates of officers of NationsBank, NationsBank (DE), BankAmerica and others, reasonably satisfactory in form and substance to such counsel.

     8.9 NYSE Listing. The shares of NationsBank (DE) Common Stock issuable pursuant to this Agreement shall have been approved for listing on the NYSE, subject to official notice of issuance.

     8.10 Accounting Treatment. BankAmerica and NationsBank shall have received letters stating that, in its opinion, the Reorganization shall qualify for "pooling of interests" accounting treatment, dated as of or shortly before the Closing Date, from (i) in the case of NationsBank, Price Waterhouse LLP, independent public accountants for NationsBank, and (ii) in the case of BankAmerica, Ernst & Young LLP, independent public accountants for BankAmerica.

     It is specifically provided, however, that a failure to satisfy any of the conditions set forth in Section 8.6 shall only constitute a condition if asserted by NationsBank, and a failure to satisfy the condition set forth in
Section 8.5 shall only constitute a condition if asserted by BankAmerica.

                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. This Agreement may be terminated, and the Reorganization may be abandoned:

     (a) Mutual Consent. At any time prior to the Effective Time, by the mutual consent of NationsBank and BankAmerica in a written instrument, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board.

     (b) Breach. At any time prior to the Effective Time, by NationsBank or BankAmerica (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if its Board of Directors so determines by vote of a majority of the members of its entire Board of Directors, in the event of either: (i) a breach by the other party of any representation or warranty contained herein (subject to the standard set forth in Section 6.2), which breach cannot be or has not been cured within 45 days after the giving of written notice to the breaching party of such breach; or (ii) a material breach by the other party of any of the covenants or agreements contained herein, which breach cannot be or has not been cured within 45 days after the giving of written notice to the breaching party of such breach.

     (c) Delay. At any time prior to the Effective Time, by NationsBank or BankAmerica, if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event that the Reorganization is not consummated by April 30, 1999, except to the extent that the failure of the Reorganization then to be consummated arises out of or results from the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein.

     (d) No Approval. By BankAmerica or NationsBank, if its Board of Directors so determines by a vote of a majority of the members of its entire Board of Directors, in the event (i) the approval of the Federal Reserve Board required for consummation of the Reorganization and the other transactions contemplated by the Reorganization shall have been denied by final nonappealable action of such Regulatory Authority or any

APPENDIX A
governmental entity of competent jurisdiction shall have issued a final nonappealable order enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; or (ii) any stockholder approval required by Section 8.1 is not obtained at the BankAmerica Meeting or the NationsBank Meeting.

     9.2 Effect of Termination and Abandonment. In the event of termination of this Agreement and the abandonment of the Reorganization pursuant to this
Article IX, no party to this Agreement shall have any liability or further obligation to any other party hereunder except (i) as set forth in Section 10.1 and (ii) that termination will not relieve a breaching party from liability for any willful breach of this Agreement giving rise to such termination.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Survival. All representations, warranties, agreements and covenants contained in this Agreement shall not survive the Effective Time or termination of this Agreement if this Agreement is terminated prior to the Effective Time; provided, however, if the Effective Time occurs, the agreements of the parties in Articles III and IV, Sections 7.12 and 7.13, and Article X shall survive the Effective Time, and if this Agreement is terminated prior to the Effective Time, the agreements of the parties in Sections 7.5(b) and 9.2, and Article X, shall survive such termination.

     10.2 Waiver; Amendment. Subject to compliance with applicable law, prior to the Effective Time, any provision of this Agreement may be (i) waived by the party benefited by the provision, or (ii) amended or modified at any time, by an agreement in writing between the parties hereto approved by their respective Boards of Directors and executed in the same manner as this Agreement.

     10.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original.

     10.4 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, without regard to the conflict of law principles thereof (except to the extent that mandatory provisions of Federal law govern).

     10.5 Expenses. Each party hereto will bear all expenses incurred by it in connection with this Agreement and the transactions contemplated hereby, except that printing expenses and SEC filing and registration fees shall be shared equally between BankAmerica and NationsBank.

     10.6 Confidentiality. Each of the parties hereto and their respective agents, attorneys and accountants will maintain the confidentiality of all information provided in connection herewith in accordance, and subject to the limitations of, the Confidentiality Agreement.

     10.7 Notices. All notices, requests and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

                       If to NationsBank, to:

                       NationsBank Corporation
                       NationsBank Corporate Center
                       Charlotte, North Carolina 28255
                       Attention: Paul J. Polking, Esq.
                       Telecopier: (704) 386-6453

                                                                      APPENDIX A

                       With copy to:

                       Smith, Helms, Mulliss & Moore L.L.P.
                       201 North Tryon Street
                       Charlotte, North Carolina 28231
                       Attention: Boyd C. Campbell, Jr., Esq.

                       If to BankAmerica, to:

                       BankAmerica Corporation
                       Bank of America Center
                       San Francisco, California 94104
                       Attention: James N. Roethe, Esq.
                       Telecopier: (415) 622-6291

                       With copy to:

                       Wachtell, Lipton, Rosen & Katz
                       51 West 52nd Street
                       New York, New York 10019
                       Attention: Edward D. Herlihy, Esq.

     10.8 Entire Understanding; No Third Party Beneficiaries. Except for the Confidentiality Agreement, which shall remain in effect, and the Stock Option Agreements, this Agreement (including the Exhibits and Schedules hereto) represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and thereby and supersedes any and all other oral or written agreements heretofore made. Except for Section 7.12, nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     10.9 Interpretations. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." No provision of this Agreement shall be construed to require NationsBank, BankAmerica or any of their respective Subsidiaries, Affiliates, or directors to take any action which would violate applicable law (whether statutory or common law), rule or regulation.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

BANKAMERICA CORPORATION                                NATIONSBANK CORPORATION

              By: /s/ DAVID A. COULTER                              By: /s/ HUGH L. MCCOLL, JR.
  -------------------------------------------------      -------------------------------------------------
               Name: David A. Coulter                                Name: Hugh L. McColl, Jr.
           Title:  Chairman of the Board,                         Title:  Chief Executive Officer
                 President, and Chief
                   Executive Officer

APPENDIX A

                                                                      APPENDIX B

--------------------------------------------------------------------------------

                         PLAN OF REINCORPORATION MERGER
                                 BY AND BETWEEN
                            NATIONSBANK CORPORATION
                                      AND
                          NATIONSBANK (DE) CORPORATION

--------------------------------------------------------------------------------

                                                                      APPENDIX B

     PLAN OF REINCORPORATION MERGER dated as of August 3, 1998, by and between NationsBank Corporation, a North Carolina corporation ("NationsBank"), and NationsBank (DE) Corporation, a Delaware corporation ("NationsBank (DE)").

                                  WITNESSETH:

     WHEREAS, NationsBank and BankAmerica Corporation, a Delaware corporation ("BankAmerica") have entered into an Agreement and Plan of Reorganization dated as of April 10, 1998 (the "Merger Agreement"), pursuant to which (i) NationsBank agreed to form NationsBank (DE) and to merge (the "Reincorporation Merger") with and into NationsBank (DE), with NationsBank (DE) as the surviving corporation in the Reincorporation Merger and (ii) BankAmerica agreed to merge (the "Merger") with and into NationsBank (DE) after the Reincorporation Merger, with NationsBank (DE) as the surviving corporation in the Merger;

     WHEREAS, the Boards of Directors of NationsBank and NationsBank (DE) have approved and adopted this Plan of Reincorporation Merger and submitted it to their respective shareholders for approval.

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the meanings set forth below, and all capitalized terms used without definition herein, shall have the meanings ascribed to them in the Merger Agreement:

     "NationsBank Common Stock" shall mean the Common Stock, without par value, of NationsBank.

     "NationsBank ESOP Preferred Stock" shall mean the ESOP Convertible Preferred Stock, Series C, of NationsBank.

     "NationsBank Preferred Stock" shall mean, collectively, the NationsBank ESOP Preferred Stock, NationsBank Series B Preferred Stock and NationsBank Series BB Preferred Stock.

     "NationsBank Series B Preferred Stock" shall mean the 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank.

     "NationsBank Series BB Preferred Stock" shall mean the $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank.

     "NationsBank Stock" shall mean the NationsBank Common Stock and NationsBank Preferred Stock.

     "NationsBank (DE) ESOP Preferred Stock" shall mean the ESOP Convertible Preferred Stock, Series C, of NationsBank (DE).

     "NationsBank (DE) Preferred Stock" shall mean, collectively, the NationsBank (DE) ESOP Preferred Stock, NationsBank (DE) Series B Preferred Stock, and NationsBank (DE) Series BB Preferred Stock.

     "NationsBank (DE) Series B Preferred Stock" shall mean the 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank (DE).

     "NationsBank (DE) Series BB Preferred Stock" shall mean the $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank (DE).

APPENDIX B

                                   ARTICLE II

                           THE REINCORPORATION MERGER

     2.1 The Reincorporation Merger. Subject to the terms and conditions of the Merger Agreement, in accordance with the Business Corporation Act of the State of North Carolina (the "NCBCA") and the General Corporation Law of the State of Delaware (the "DGCL"), at the Reincorporation Merger Effective Time (as defined below), NationsBank shall merge with and into NationsBank (DE). Upon consummation of the Reincorporation Merger, the separate corporate existence of NationsBank shall terminate. NationsBank (DE) shall be the surviving corporation in the Reincorporation Merger, and shall continue its corporate existence under the laws of the State of Delaware.

     2.2 Effective Time. The Reincorporation Merger shall become effective as set forth in the articles of merger which shall be filed with the Secretary of State of the State of North Carolina (the "North Carolina Secretary") and the certificate of merger which shall be filed with the Secretary of State of the State of Delaware (the "Delaware Secretary") on or before the Closing Date. The term "Reincorporation Merger Effective Time" shall be the date and time when the Reincorporation Merger becomes effective, as set forth in the certificate of merger and articles of merger referred to in this Section 2.2.

     2.3 Effects of the Reincorporation Merger. At and after the Reincorporation Merger Effective Time, the Reincorporation Merger shall have the effects set forth in Section 55-11-06 of the NCBCA and Sections 259 and 261 of the DGCL.

     2.4 Conversion of NationsBank Common Stock; NationsBank Preferred
Stock. (a) At the Reincorporation Merger Effective Time, by virtue of the Reincorporation Merger and without any action on the part of NationsBank, NationsBank (DE) or the holders of capital stock of NationsBank or NationsBank
(DE), each share of NationsBank Common Stock issued and outstanding immediately prior to the Reincorporation Merger Effective Time shall be converted into one share (the "Reincorporation Merger Exchange Ratio") of the common stock, par value $.01 per share, of NationsBank (DE) (the "NationsBank (DE) Common Stock").

     (b) All of the shares of NationsBank Common Stock converted into NationsBank (DE) Common Stock pursuant to this Article II shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Reincorporation Merger Effective Time, and each certificate (each a "NationsBank Common Certificate") previously representing any such shares of NationsBank Common Stock shall thereafter represent, without the requirement of any exchange thereof, only the number of shares of NationsBank (DE) Common Stock into which the shares of NationsBank Common Stock represented by such NationsBank Common Certificate have been converted pursuant to this Section 2.4.

     (c) Each share of NationsBank Series B Preferred Stock, excluding Dissenting Shares (as defined below), issued and outstanding immediately prior to the Reincorporation Merger Effective Time shall be converted into one share of NationsBank (DE) Series B Preferred Stock. The terms of the NationsBank (DE) Series B Preferred Stock shall be substantially identical to the terms of the NationsBank Series B Preferred Stock.

     (d) Each share of NationsBank ESOP Preferred Stock and NationsBank Series BB Preferred Stock, excluding Dissenting Shares, issued and outstanding immediately prior to the Reincorporation Merger Effective Time, shall become and be converted into the right to receive one share of NationsBank (DE) ESOP Convertible Preferred Stock or NationsBank (DE) Series BB Preferred Stock, respectively, in each case having terms substantially identical to those of the NationsBank ESOP Preferred Stock and the NationsBank Series BB Preferred Stock, respectively, except that each share of NationsBank (DE) ESOP Preferred Stock and NationsBank (DE) Series BB Preferred shall be convertible into shares of NationsBank (DE) Common Stock at a conversion rate adjusted to take into account the Reincorporation Merger Exchange Ratio, pursuant to and subject to the rights of the holders thereof set forth in Article 3 of the Amended and Restated Articles of Incorporation of NationsBank (the "NationsBank Articles").

                                                                      APPENDIX B

     (e) All of the shares of NationsBank Preferred Stock converted into the right to receive NationsBank (DE) Preferred Stock pursuant to this Article II shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Reincorporation Merger Effective Time, and the certificates (the "NationsBank Preferred Stock Certificates") previously representing such shares of NationsBank Preferred Stock shall thereafter represent, without the requirement of any exchange thereof, only the right to receive the number of shares and series of NationsBank (DE) Preferred Stock into which the shares of NationsBank Preferred Stock represented by such NationsBank Preferred Stock Certificates have been converted pursuant to this Section 2.4.

     2.5 NationsBank (DE) Common Stock. At and after the Reincorporation Merger Effective Time, each share of NationsBank (DE) Common Stock issued and outstanding immediately prior to the Reincorporation Merger Effective Time shall be canceled and retired and shall resume the status of authorized and unissued shares of NationsBank (DE) Common Stock, and no shares of NationsBank (DE) Common Stock or other securities of NationsBank (DE) shall be issued in respect thereof.

     2.6 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of NationsBank Preferred Stock which are outstanding immediately prior to the Reincorporation Merger Effective Time and with respect to which dissenters' rights shall have been properly demanded in accordance with
Article 13 of the NCBCA("Dissenting Shares") shall not be converted into a corresponding series of NationsBank (DE) Preferred Stock; instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with the provisions of Article 13 of the NCBCA; provided, however, that (i) if any holder of Dissenting Shares shall subsequently deliver a written withdrawal of such holder's demand for appraisal of such shares, or
(ii) if any holder fails to establish such holder's entitlement to dissenters' rights as provided in Article 13 of the NCBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares of NationsBank Preferred Stock, and each of such shares shall thereupon be deemed to have been converted into the right to receive, and to have become exchangeable for, as of the Effective Time, shares of NationsBank (DE) Preferred Stock, as provided in
Section 2.4.

     2.7 Options. At the Reincorporation Merger Effective Time, each option granted by NationsBank to purchase shares of NationsBank Common Stock which is outstanding and unexercised immediately prior thereto shall cease to represent a right to acquire shares of NationsBank Common Stock and shall be converted automatically into an option to purchase a number of shares of NationsBank (DE) Common Stock equal to the number of shares of NationsBank Common Stock subject to such option immediately prior to the Reincorporation Merger Effective Time at an exercise price per share of NationsBank (DE) Common Stock equal to the exercise price per share of NationsBank Common Stock in effect immediately prior to the Reincorporation Merger Effective Time and otherwise subject to the terms of the NationsBank Stock Plans under which such options were issued and the agreements evidencing grants thereunder. The adjustment provided herein with respect to any options which are "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) shall be and is intended to be effected in a manner which is consistent with Section 424(a) of the Code. The duration and other terms of the new option shall be the same as the original option except that all references to NationsBank shall be deemed to be references to NationsBank (DE).

     2.8 Certificate of Incorporation. Subject to the terms and conditions of this Agreement, at the Reincorporation Merger Effective Time, the Certificate of Incorporation of NationsBank (DE) (which shall be in substantially the form attached hereto as Exhibit A with such modifications as BankAmerica and NationsBank shall mutually determine and shall include provisions for the NationsBank (DE) Stock as contemplated by this Agreement) shall be the Certificate of Incorporation of the surviving corporation in the Reincorporation Merger until thereafter amended in accordance with applicable law.

     2.9 Board of Directors; Management. From and after the Reincorporation Merger Effective Time, until duly altered in accordance with applicable law, the directors of NationsBank shall be the directors of NationsBank (DE), and the officers of NationsBank shall be the officers of NationsBank (DE).

APPENDIX B

                                    *  *  *

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

NATIONSBANK CORPORATION

By:                          /s/ HUGH L. MCCOLL, JR.
    -----------------------------------------------------
    Name: Hugh L. McColl, Jr.
    Title: Chief Executive Officer

NATIONSBANK (DE) CORPORATION

By:                          /s/ HUGH L. MCCOLL, JR.
    -----------------------------------------------------
    Name: Hugh L. McColl, Jr.
    Title: Chief Executive Officer

                                                                      APPENDIX B

                      (This page intentionally left blank)

                                                                      APPENDIX C

--------------------------------------------------------------------------------

                             STOCK OPTION AGREEMENT
                           DATED AS OF APRIL 10, 1998
                                    BETWEEN
                            BANKAMERICA CORPORATION,
                                   AS ISSUER,
                          AND NATIONSBANK CORPORATION,
                                   AS GRANTEE

--------------------------------------------------------------------------------

                                                                      APPENDIX C

                  THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO
                   CERTAIN PROVISIONS CONTAINED HEREIN AND TO
                         RESALE RESTRICTIONS UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

     STOCK OPTION AGREEMENT, dated April 10, 1998, between BankAmerica Corporation, a Delaware corporation ("Issuer"), and NationsBank Corporation, a North Carolina corporation ("Grantee").

                                  WITNESSETH:

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Reorganization of even date herewith (the "Merger Agreement"), which agreement has been executed by the parties hereto immediately prior to this Stock Option Agreement (the "Agreement"); and

     WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined);

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     1. (a) Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 135,840,487 fully paid and non-assessable shares of Issuer's Common Stock, without par value ("Common Stock"), at a price of $86.50 per share (the "Option Price"); provided, however, that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock without giving effect to any shares subject to or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

     (b) In the event that any additional shares of Common Stock are either (i) issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement) or (ii) redeemed, repurchased, retired or otherwise cease to be outstanding after the date of the Agreement, the number of shares of Common Stock subject to the Option shall be increased or decreased, as appropriate, so that, after such issuance, such number equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

     2. (a) The Holder (as hereinafter defined) may exercise the Option, in whole or part, and from time to time, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 90 days following such Subsequent Triggering Event. Each of the following shall be an "Exercise Termination Event": (i) the Effective Time (as defined in the Merger Agreement) of the Merger; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event except a termination by Grantee pursuant to Section 9.1(b) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional); or (iii) the passage of 12 months after termination of the Merger Agreement if such termination follows the occurrence of an Initial Triggering Event or is a termination by Grantee pursuant to Section 9.1(b) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional) (provided that if an Initial Triggering Event continues or occurs beyond such termination and prior to the passage of such 12-month period, the Exercise Termination Event shall be 12 months from the expiration of the Last Triggering Event but in no event more than 18 months after such termination). The "Last Triggering Event" shall mean the last Initial Triggering Event to expire. The term "Holder" shall mean the holder or holders of the Option.

APPENDIX C

     (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

          (i) Issuer or any of its Subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the stockholders of Issuer approve or accept any Acquisition Transaction. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) of Issuer, (x) a purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of Issuer or any Significant Subsidiary of Issuer, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Issuer, or (z) any substantially similar transaction; provided, however, that in no event shall any merger, consolidation, purchase or similar transaction involving only the Issuer and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries, be deemed to be an Acquisition Transaction, provided that any such transaction is not entered into in violation of the terms of the Merger Agreement;

          (ii) Issuer or any Issuer Subsidiary, without having received Grantee's prior written consent, shall have authorized, recommended, proposed or publicly announced its intention to authorize, recommend or propose, to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary, or the Board of Directors of Issuer shall have publicly withdrawn or modified, or publicly announced its intention to withdraw or modify, in any manner adverse to Grantee, its recommendation that the stockholders of Issuer approve the transactions contemplated by the Merger Agreement in anticipation of engaging in an Acquisition Transaction;

          (iii) Any person other than Grantee, any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of its business shall have acquired beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

          (iv) Any person other than Grantee or any Grantee Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

          (v) After an overture is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, Issuer shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement and
     (y) shall not have been cured prior to the Notice Date (as defined below);
     or

          (vi) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

     (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

          (i) The acquisition by any person of beneficial ownership of 20% or more of the then outstanding Common Stock; or

                                                                      APPENDIX C

          (ii) The occurrence of the Initial Triggering Event described in paragraph (i) of subsection (b) of this Section 2, except that the percentage referred to in clause (y) shall be 20%.

     (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event of which it has notice (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

     (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

     (f) At the closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

     (g) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

     (h) Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

     "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     (i) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay

APPENDIX C
all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

     3. Issuer agrees: (i) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer; (ii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. sec. 18a and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended (the "BHCA"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to the Federal Reserve Board or such state regulatory authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; (iii) that if both an Initial Triggering Event and a Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event, the Issuer shall use its best efforts to obtain additional authorized but unissued shares which are free of preemptive rights so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock and
(iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

     4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares, distributions on or in respect of the Common Stock that would be prohibited under the terms of the Merger Agreement, or the like, the type and number of shares of Common Stock purchasable upon exercise hereof and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

     6. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within 90 days of such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering this Option and any shares issued and issuable pursuant to this Option and shall use its reasonable best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of this Option and any shares of Common Stock issued upon total or partial exercise of this Option ("Option Shares") in accordance with any plan of disposition

                                                                      APPENDIX C
requested by Grantee. Issuer will use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of the Option or Option Shares as provided above, Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the inclusion of the Holder's Option or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; and provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and Issuer in the aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance as promptly as practicable and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If requested by any such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in secondary offering underwriting agreements for the Issuer. Upon receiving any request under this Section 6 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 6, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies. Notwithstanding anything to the contrary contained herein, in no event shall Issuer be obligated to effect more than two registrations pursuant to this
Section 6 by reason of the fact that there shall be more than one Grantee as a result of any assignment or division of this Agreement.

     7. (a) Immediately prior to the occurrence of a Repurchase Event (as defined below), (i) following a request of the Holder, delivered prior to an Exercise Termination Event, Issuer (or any successor thereto) shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to the amount by which (A) the Market/Offer Price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised (provided that, notwithstanding anything to the contrary, if the Issuer shall not have sufficient additional authorized but unissued shares or treasury shares of Common Stock so that the Option may be exercised in full, the Option Repurchase Price shall be calculated as if there were sufficient shares which were authorized but unissued so that the Option could be exercised in full) and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 90 days of such occurrence (or such later period as provided in Section 10), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the Market/Offer Price multiplied by the number of Option Shares so designated. The term "Market/Offer Price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, (iii) the highest closing price for shares of Common Stock within the six-month period immediately preceding the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be, or (iv) in the event of a sale of all or a substantial portion of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Issuer, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the Market/Offer Price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, and reasonably acceptable to the Issuer.

     (b) The Holder and the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and any Option Shares pursuant to this
Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a

APPENDIX C
written notice or notices stating that the Holder or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this Section 7. Within the latter to occur of (x) five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the time that is immediately prior to the occurrence of a Repurchase Event, Issuer shall deliver or cause to be delivered to the Holder the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price therefor or the portion thereof, if any, that Issuer is not then prohibited under applicable law and regulation from so delivering.

     (c) To the extent that Issuer is prohibited under applicable law or regulation from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this Section 7 is prohibited under applicable law or regulation from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denominator of which is the Option Repurchase Price, or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

     (d) For purposes of this Section 7, a Repurchase Event shall be deemed to have occurred (i) upon the consummation of any merger, consolidation or similar transaction involving Issuer or any purchase, lease or other acquisition of all or a substantial portion of the assets of Issuer, other than any such transaction which would not constitute an Acquisition Transaction pursuant to the provisos to Section 2(b)(i) hereof or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the then outstanding shares of Common Stock, provided that no such event shall constitute a Repurchase Event unless a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event. The parties hereto agree that Issuer's obligations to repurchase the Option or Option Shares under this Section 7 shall not terminate upon the occurrence of an Exercise Termination Event unless no Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event.

     8. (a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

                                                                      APPENDIX C

     (b) The following terms have the meanings indicated:

          (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

          (2) "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Option upon exercise of the Substitute Option.

          (3) "Assigned Value" shall mean the Market/Offer Price, as defined in
     Section 7.

          (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

     (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

     (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

     (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise but for this clause (e), the issuer of the Substitute Option (the "Substitute Option Issuer") shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Acquiring Corporation.

     (f) Issuer shall not enter into any transaction described in subsection (a) of this Section 8 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

     9. (a) At the request of the holder of the Substitute Option (the "Substitute Option Holder"), the Substitute Option Issuer shall repurchase the Substitute Option from the Substitute Option Holder at a price (the "Substitute Option Repurchase Price") equal to (x) the amount by which (i) the Highest Closing Price (as hereinafter defined) exceeds (ii) the exercise price of the Substitute Option, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised plus (y) Grantee's reasonable out-of-pocket expenses (to the extent not previously reimbursed), and at the request of the owner (the "Substitute Share Owner") of shares of Substitute Common Stock (the "Substitute Shares"), the Substitute Option Issuer shall repurchase the Substitute Shares at a price (the "Substitute Share Repurchase Price") equal to (x) the Highest Closing Price multiplied by the number of Substitute Shares so designated plus (y) Grantee's reasonable Out-of-Pocket Expenses (to the extent not previously reimbursed). The term "Highest Closing Price" shall mean the highest closing price for shares of Substitute

APPENDIX C

Common Stock within the six-month period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substitute Option or the Substitute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

     (b) The Substitute Option Holder and the Substitute Share Owner, as the case may be, may exercise its respective right to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this Section 9 by surrendering for such purpose to the Substitute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agreement, a copy of this Agreement) and certificates for Substitute Shares accompanied by a written notice or notices stating that the Substitute Option Holder or the Substitute Share Owner, as the case may be, elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this
Section 9. As promptly as practicable, and in any event within five business days after the surrender of the Substitute Option and/or certificates representing Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to the Substitute Share Owner the Substitute Share Repurchase Price therefor or, in either case, the portion thereof which the Substitute Option Issuer is not then prohibited under applicable law and regulation from so delivering.

     (c) To the extent that the Substitute Option Issuer is prohibited under applicable law or regulation from repurchasing the Substitute Option and/or the Substitute Shares in part or in full, the Substitute Option Issuer following a request for repurchase pursuant to this Section 9 shall immediately so notify the Substitute Option Holder and/or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the portion of the Substitute Share Repurchase Price, respectively, which it is no longer prohibited from delivering, within five business days after the date on which the Substitute Option Issuer is no longer so prohibited; provided, however, that if the Substitute Option Issuer is at any time after delivery of a notice of repurchase pursuant to subsection (b) of this Section 9 prohibited under applicable law or regulation from delivering to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Substitute Option Repurchase Price and the Substitute Share Repurchase Price, respectively, in full (and the Substitute Option Issuer shall use its best efforts to obtain all required regulatory and legal approvals, in each case as promptly as practicable in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Substitute Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, the Substitute Option Issuer shall promptly (i) deliver to the Substitute Option Holder or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price or the Substitute Share Repurchase Price that the Substitute Option Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to purchase that number of shares of the Substitute Common Stock obtained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price less the portion thereof theretofore delivered to the Substitute Option Holder and the denominator of which is the Substitute Option Repurchase Price, or (B) to the Substitute Share Owner, a certificate for the Substitute Common Shares it is then so prohibited from repurchasing.

     10. The 90-day period for exercise of certain rights under Sections 2, 6, 7 and 13 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

     11. Issuer hereby represents and warrants to Grantee as follows:

          (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to

                                                                      APPENDIX C
     authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.

          (b) Subject to Section 3, Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

          (c) Issuer has taken all action (including if required redeeming all of the Rights or amending or terminating the Rights Agreement) so that the entering into of this Option Agreement, the acquisition of shares of Common Stock hereunder and the other transactions contemplated hereby do not and will not result in the grant of any rights to any person under the Rights Agreement or enable or require the Rights to be exercised, distributed or triggered.

     12. Grantee hereby represents and warrants to Issuer that:

          (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

          (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

     13. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof, may assign in whole or in part its rights and obligations hereunder within 90 days following such Subsequent Triggering Event (or such later period as provided in Section 10); provided, however, that until the date 15 days following the date on which the Federal Reserve Board approves an application by Grantee under the BHCA to acquire the shares of Common Stock subject to the Option, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Issuer, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the Federal Reserve Board.

     14. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Common Stock issuable hereunder on the New York Stock Exchange upon official notice of issuance and applying to the Federal Reserve Board under the BHCA for approval to acquire the shares issuable hereunder, but Grantee shall not be obligated to apply to state banking authorities for approval to acquire the shares of Common Stock issuable hereunder until such time, if ever, as it deems appropriate to do so.

     15. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

     16. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder

APPENDIX C
of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or 5 hereof), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

     17. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

     18. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     19. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     20. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     21. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     22. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

BANKAMERICA CORPORATION                                     NATIONSBANK CORPORATION

By: /s/ DAVID A. COULTER                                    By: /s/ HUGH L. MCCOLL, JR.
                                                            -----------------------------------------------------
-----------------------------------------------------
Name: David A. Coulter                                      Name: Hugh L. McColl, Jr.
Title:  Chairman of the Board, President and                Title:  Chief Executive Officer
        Chief Executive Officer

                                                                      APPENDIX C

                      (This page intentionally left blank)

                                                                      APPENDIX D

--------------------------------------------------------------------------------

                             STOCK OPTION AGREEMENT
                           DATED AS OF APRIL 10, 1998
                                    BETWEEN
                            NATIONSBANK CORPORATION,
                                   AS ISSUER,
                          AND BANKAMERICA CORPORATION,
                                   AS GRANTEE

--------------------------------------------------------------------------------

                                                                      APPENDIX D

                  THE TRANSFER OF THIS AGREEMENT IS SUBJECT TO
                   CERTAIN PROVISIONS CONTAINED HEREIN AND TO
                         RESALE RESTRICTIONS UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

     STOCK OPTION AGREEMENT, dated April 10, 1998, between NationsBank Corporation, a North Carolina corporation ("Issuer"), and BankAmerica Corporation, a Delaware corporation ("Grantee").

                              W I T N E S S E T H:

     WHEREAS, Grantee and Issuer have entered into an Agreement and Plan of Reorganization of even date herewith (the "Merger Agreement"), which agreement has been executed by the parties hereto immediately prior to this Stock Option Agreement (the "Agreement"); and

     WHEREAS, as a condition to Grantee's entering into the Merger Agreement and in consideration therefor, Issuer has agreed to grant Grantee the Option (as hereinafter defined);

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

     1. (a) Issuer hereby grants to Grantee an unconditional, irrevocable option (the "Option") to purchase, subject to the terms hereof, up to 191,975,012 fully paid and non-assessable shares of Issuer's Common Stock, without par value ("Common Stock"), at a price of $76.4375 per share (the "Option Price"); provided, however, that in no event shall the number of shares of Common Stock for which this Option is exercisable exceed 19.9% of the Issuer's issued and outstanding shares of Common Stock without giving effect to any shares subject to or issued pursuant to the Option. The number of shares of Common Stock that may be received upon the exercise of the Option and the Option Price are subject to adjustment as herein set forth.

     (b) In the event that any additional shares of Common Stock are either (i) issued or otherwise become outstanding after the date of this Agreement (other than pursuant to this Agreement) or (ii) redeemed, repurchased, retired or otherwise cease to be outstanding after the date of the Agreement, the number of shares of Common Stock subject to the Option shall be increased or decreased, as appropriate, so that, after such issuance, such number equals 19.9% of the number of shares of Common Stock then issued and outstanding without giving effect to any shares subject or issued pursuant to the Option. Nothing contained in this Section 1(b) or elsewhere in this Agreement shall be deemed to authorize Issuer or Grantee to breach any provision of the Merger Agreement.

     2. (a) The Holder (as hereinafter defined) may exercise the Option, in whole or part, and from time to time, if, but only if, both an Initial Triggering Event (as hereinafter defined) and a Subsequent Triggering Event (as hereinafter defined) shall have occurred prior to the occurrence of an Exercise Termination Event (as hereinafter defined), provided that the Holder shall have sent the written notice of such exercise (as provided in subsection (e) of this Section 2) within 90 days following such Subsequent Triggering Event. Each of the following shall be an "Exercise Termination Event": (i) the Effective Time (as defined in the Merger Agreement) of the Merger; (ii) termination of the Merger Agreement in accordance with the provisions thereof if such termination occurs prior to the occurrence of an Initial Triggering Event except a termination by Grantee pursuant to Section 9.1(b) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional); or (iii) the passage of 12 months after termination of the Merger Agreement if such termination follows the occurrence of an Initial Triggering Event or is a termination by Grantee pursuant to Section 9.1(b) of the Merger Agreement (unless the breach by Issuer giving rise to such right of termination is non-volitional) (provided that if an Initial Triggering Event continues or occurs beyond such termination and prior to the passage of such 12-month period, the Exercise Termination Event shall be 12 months from the expiration of the Last Triggering Event but in no event more than 18 months after such termination). The "Last Triggering Event" shall mean the last Initial Triggering Event to expire. The term "Holder" shall mean the holder or holders of the Option.

APPENDIX D

     (b) The term "Initial Triggering Event" shall mean any of the following events or transactions occurring after the date hereof:

          (i) Issuer or any of its Subsidiaries (each an "Issuer Subsidiary"), without having received Grantee's prior written consent, shall have entered into an agreement to engage in an Acquisition Transaction (as hereinafter defined) with any person (the term "person" for purposes of this Agreement having the meaning assigned thereto in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder) other than Grantee or any of its Subsidiaries (each a "Grantee Subsidiary") or the Board of Directors of Issuer shall have recommended that the stockholders of Issuer approve or accept any Acquisition Transaction. For purposes of this Agreement, "Acquisition Transaction" shall mean (w) a merger or consolidation, or any similar transaction, involving Issuer or any Significant Subsidiary (as defined in Rule 1-02 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC")) of Issuer, (x) a purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of Issuer or any Significant Subsidiary of Issuer, (y) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of Issuer, or (z) any substantially similar transaction; provided, however, that in no event shall any merger, consolidation, purchase or similar transaction involving only the Issuer and one or more of its Subsidiaries or involving only any two or more of such Subsidiaries, be deemed to be an Acquisition Transaction, provided that any such transaction is not entered into in violation of the terms of the Merger Agreement;

          (ii) Issuer or any Issuer Subsidiary, without having received Grantee's prior written consent, shall have authorized, recommended, proposed or publicly announced its intention to authorize, recommend or propose, to engage in an Acquisition Transaction with any person other than Grantee or a Grantee Subsidiary, or the Board of Directors of Issuer shall have publicly withdrawn or modified, or publicly announced its intention to withdraw or modify, in any manner adverse to Grantee, its recommendation that the stockholders of Issuer approve the transactions contemplated by the Merger Agreement in anticipation of engaging in an Acquisition Transaction;

          (iii) Any person other than Grantee, any Grantee Subsidiary or any Issuer Subsidiary acting in a fiduciary capacity in the ordinary course of its business shall have acquired beneficial ownership or the right to acquire beneficial ownership of 10% or more of the outstanding shares of Common Stock (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the 1934 Act, and the rules and regulations thereunder);

          (iv) Any person other than Grantee or any Grantee Subsidiary shall have made a bona fide proposal to Issuer or its stockholders by public announcement or written communication that is or becomes the subject of public disclosure to engage in an Acquisition Transaction;

          (v) After an overture is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, Issuer shall have breached any covenant or obligation contained in the Merger Agreement and such breach (x) would entitle Grantee to terminate the Merger Agreement and
     (y) shall not have been cured prior to the Notice Date (as defined below);
     or

          (vi) Any person other than Grantee or any Grantee Subsidiary, other than in connection with a transaction to which Grantee has given its prior written consent, shall have filed an application or notice with the Federal Reserve Board, or other federal or state bank regulatory authority, which application or notice has been accepted for processing, for approval to engage in an Acquisition Transaction.

     (c) The term "Subsequent Triggering Event" shall mean either of the following events or transactions occurring after the date hereof:

          (i) The acquisition by any person of beneficial ownership of 20% or more of the then outstanding Common Stock; or

                                                                      APPENDIX D

          (ii) The occurrence of the Initial Triggering Event described in paragraph (i) of subsection (b) of this Section 2, except that the percentage referred to in clause (y) shall be 20%.

     (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Initial Triggering Event or Subsequent Triggering Event of which it has notice (together, a "Triggering Event"), it being understood that the giving of such notice by Issuer shall not be a condition to the right of the Holder to exercise the Option.

     (e) In the event the Holder is entitled to and wishes to exercise the Option, it shall send to Issuer a written notice (the date of which being herein referred to as the "Notice Date") specifying (i) the total number of shares it will purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 60 business days from the Notice Date for the closing of such purchase (the "Closing Date"); provided that if prior notification to or approval of the Federal Reserve Board or any other regulatory agency is required in connection with such purchase, the Holder shall promptly file the required notice or application for approval and shall expeditiously process the same and the period of time that otherwise would run pursuant to this sentence shall run instead from the date on which any required notification periods have expired or been terminated or such approvals have been obtained and any requisite waiting period or periods shall have passed. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

     (f) At the closing referred to in subsection (e) of this Section 2, the Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by wire transfer to a bank account designated by Issuer, provided that failure or refusal of Issuer to designate such a bank account shall not preclude the Holder from exercising the Option.

     (g) At such closing, simultaneously with the delivery of immediately available funds as provided in subsection (f) of this Section 2, Issuer shall deliver to the Holder a certificate or certificates representing the number of shares of Common Stock purchased by the Holder and, if the Option should be exercised in part only, a new Option evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder, and the Holder shall deliver to Issuer a copy of this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable law or the provisions of this Agreement.

     (h) Certificates for Common Stock delivered at a closing hereunder may be endorsed with a restrictive legend that shall read substantially as follows:

     "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer and to resale restrictions arising under the Securities Act of 1933, as amended. A copy of such agreement is on file at the principal office of Issuer and will be provided to the holder hereof without charge upon receipt by Issuer of a written request therefor."

     It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "1933 Act"), in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the Holder shall have delivered to Issuer a copy of a letter from the staff of the SEC, or an opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that such legend is not required for purposes of the 1933 Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law.

     (i) Upon the giving by the Holder to Issuer of the written notice of exercise of the Option provided for under subsection (e) of this Section 2 and the tender of the applicable purchase price in immediately available funds, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Issuer shall pay
APPENDIX D
all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 2 in the name of the Holder or its assignee, transferee or designee.

     3. Issuer agrees: (i) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer; (ii) promptly to take all action as may from time to time be required (including (x) complying with all premerger notification, reporting and waiting period requirements specified in 15 U.S.C. sec. 18a and regulations promulgated thereunder and (y) in the event, under the Bank Holding Company Act of 1956, as amended (the "BHCA"), or the Change in Bank Control Act of 1978, as amended, or any state banking law, prior approval of or notice to the Federal Reserve Board or to any state regulatory authority is necessary before the Option may be exercised, cooperating fully with the Holder in preparing such applications or notices and providing such information to the Federal Reserve Board or such state regulatory authority as they may require) in order to permit the Holder to exercise the Option and Issuer duly and effectively to issue shares of Common Stock pursuant hereto; (iii) that if both an Initial Triggering Event and a Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event, the Issuer shall use its best efforts to obtain additional authorized but unissued shares which are free of preemptive rights so that the Option may be exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Common Stock and
(iv) promptly to take all action provided herein to protect the rights of the Holder against dilution.

     4. This Agreement (and the Option granted hereby) are exchangeable, without expense, at the option of the Holder, upon presentation and surrender of this Agreement at the principal office of Issuer, for other Agreements providing for Options of different denominations entitling the holder thereof to purchase, on the same terms and subject to the same conditions as are set forth herein, in the aggregate the same number of shares of Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any Stock Option Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

     5. In addition to the adjustment in the number of shares of Common Stock that are purchasable upon exercise of the Option pursuant to Section 1 of this Agreement, the number of shares of Common Stock purchasable upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as provided in this Section 5. In the event of any change in, or distributions in respect of, the Common Stock by reason of stock dividends, splitups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares, distributions on or in respect of the Common Stock that would be prohibited under the terms of the Merger Agreement, or the like, the type and number of shares of Common Stock purchasable upon exercise hereof and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits provided hereunder and proper provision shall be made in any agreement governing any such transaction to provide for such proper adjustment and the full satisfaction of the Issuer's obligations hereunder.

     6. Upon the occurrence of a Subsequent Triggering Event that occurs prior to an Exercise Termination Event, Issuer shall, at the request of Grantee delivered within 90 days of such Subsequent Triggering Event (whether on its own behalf or on behalf of any subsequent holder of this Option (or part thereof) or any of the shares of Common Stock issued pursuant hereto), promptly prepare, file and keep current a shelf registration statement under the 1933 Act covering this Option and any shares issued and issuable pursuant to this Option and shall use its reasonable best efforts to cause such registration statement to become effective and remain current in order to permit the sale or other disposition of this Option and any shares of Common Stock issued upon total or partial exercise of this Option ("Option Shares") in accordance with any plan of disposition
                                                                      APPENDIX D
requested by Grantee. Issuer will use its reasonable best efforts to cause such registration statement first to become effective and then to remain effective for such period not in excess of 180 days from the day such registration statement first becomes effective or such shorter time as may be reasonably necessary to effect such sales or other dispositions. Grantee shall have the right to demand two such registrations. The foregoing notwithstanding, if, at the time of any request by Grantee for registration of the Option or Option Shares as provided above, Issuer is in registration with respect to an underwritten public offering of shares of Common Stock, and if in the good faith judgment of the managing underwriter or managing underwriters, or, if none, the sole underwriter or underwriters, of such offering the inclusion of the Holder's Option or Option Shares would interfere with the successful marketing of the shares of Common Stock offered by Issuer, the number of Option Shares otherwise to be covered in the registration statement contemplated hereby may be reduced; and provided, however, that after any such required reduction the number of Option Shares to be included in such offering for the account of the Holder shall constitute at least 25% of the total number of shares to be sold by the Holder and Issuer in the aggregate; and provided further, however, that if such reduction occurs, then the Issuer shall file a registration statement for the balance as promptly as practical and no reduction shall thereafter occur. Each such Holder shall provide all information reasonably requested by Issuer for inclusion in any registration statement to be filed hereunder. If requested by any such Holder in connection with such registration, Issuer shall become a party to any underwriting agreement relating to the sale of such shares, but only to the extent of obligating itself in respect of representations, warranties, indemnities and other agreements customarily included in secondary offering underwriting agreements for the Issuer. Upon receiving any request under this Section 6 from any Holder, Issuer agrees to send a copy thereof to any other person known to Issuer to be entitled to registration rights under this Section 6, in each case by promptly mailing the same, postage prepaid, to the address of record of the persons entitled to receive such copies. Notwithstanding anything to the contrary contained herein, in no event shall Issuer be obligated to effect more than two registrations pursuant to this
Section 6 by reason of the fact that there shall be more than one Grantee as a result of any assignment or division of this Agreement.

     7. (a) Immediately prior to the occurrence of a Repurchase Event (as defined below), (i) following a request of the Holder, delivered prior to an Exercise Termination Event, Issuer (or any successor thereto) shall repurchase the Option from the Holder at a price (the "Option Repurchase Price") equal to the amount by which (A) the Market/Offer Price (as defined below) exceeds (B) the Option Price, multiplied by the number of shares for which this Option may then be exercised (provided that, notwithstanding anything to the contrary, if the Issuer shall not have sufficient additional authorized but unissued shares or treasury shares of Common Stock so that the Option may be exercised in full, the Option Repurchase Price shall be calculated as if there were sufficient shares which were authorized but unissued so that the Option could be exercised in full) and (ii) at the request of the owner of Option Shares from time to time (the "Owner"), delivered within 90 days of such occurrence (or such later period as provided in Section 10), Issuer shall repurchase such number of the Option Shares from the Owner as the Owner shall designate at a price (the "Option Share Repurchase Price") equal to the Market/Offer Price multiplied by the number of Option Shares so designated. The term "Market/Offer Price" shall mean the highest of (i) the price per share of Common Stock at which a tender offer or exchange offer therefor has been made, (ii) the price per share of Common Stock to be paid by any third party pursuant to an agreement with Issuer, (iii) the highest closing price for shares of Common Stock within the six-month period immediately preceding the date the Holder gives notice of the required repurchase of this Option or the Owner gives notice of the required repurchase of Option Shares, as the case may be, or (iv) in the event of a sale of all or a substantial portion of Issuer's assets, the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Issuer, divided by the number of shares of Common Stock of Issuer outstanding at the time of such sale. In determining the Market/Offer Price, the value of consideration other than cash shall be determined by a nationally recognized investment banking firm selected by the Holder or Owner, as the case may be, and reasonably acceptable to the Issuer.

     (b) The Holder and the Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option and any Option Shares pursuant to this
Section 7 by surrendering for such purpose to Issuer, at its principal office, a copy of this Agreement or certificates for Option Shares, as applicable, accompanied by a
APPENDIX D
written notice or notices stating that the Holder or the Owner, as the case may be, elects to require Issuer to repurchase this Option and/or the Option Shares in accordance with the provisions of this Section 7. Within the latter to occur of (x) five business days after the surrender of the Option and/or certificates representing Option Shares and the receipt of such notice or notices relating thereto and (y) the time that is immediately prior to the occurrence of a Repurchase Event, Issuer shall deliver or cause to be delivered to the Holder the Option Repurchase Price and/or to the Owner the Option Share Repurchase Price therefor or the portion thereof, if any, that Issuer is not then prohibited under applicable law and regulation from so delivering.

     (c) To the extent that Issuer is prohibited under applicable law or regulation from repurchasing the Option and/or the Option Shares in full, Issuer shall immediately so notify the Holder and/or the Owner and thereafter deliver or cause to be delivered, from time to time, to the Holder and/or the Owner, as appropriate, the portion of the Option Repurchase Price and the Option Share Repurchase Price, respectively, that it is no longer prohibited from delivering, within five business days after the date on which Issuer is no longer so prohibited; provided, however, that if Issuer at any time after delivery of a notice of repurchase pursuant to paragraph (b) of this Section 7 is prohibited under applicable law or regulation from delivering to the Holder and/or the Owner, as appropriate, the Option Repurchase Price and the Option Share Repurchase Price, respectively, in full (and Issuer hereby undertakes to use its best efforts to obtain all required regulatory and legal approvals and to file any required notices, in each case as promptly as practicable in order to accomplish such repurchase), the Holder or Owner may revoke its notice of repurchase of the Option or the Option Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to the Holder and/or the Owner, as appropriate, that portion of the Option Repurchase Price or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Holder, a new Stock Option Agreement evidencing the right of the Holder to purchase that number of shares of Common Stock obtained by multiplying the number of shares of Common Stock for which the surrendered Stock Option Agreement was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Option Repurchase Price less the portion thereof theretofore delivered to the Holder and the denominator of which is the Option Repurchase Price, or (B) to the Owner, a certificate for the Option Shares it is then so prohibited from repurchasing.

     (d) For purposes of this Section 7, a Repurchase Event shall be deemed to have occurred (i) upon the consummation of any merger, consolidation or similar transaction involving Issuer or any purchase, lease or other acquisition of all or a substantial portion of the assets of Issuer, other than any such transaction which would not constitute an Acquisition Transaction pursuant to the provisos to Section 2(b)(i) hereof or (ii) upon the acquisition by any person of beneficial ownership of 50% or more of the then outstanding shares of Common Stock, provided that no such event shall constitute a Repurchase Event unless a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event. The parties hereto agree that Issuer's obligations to repurchase the Option or Option Shares under this Section 7 shall not terminate upon the occurrence of an Exercise Termination Event unless no Subsequent Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event.

     8. (a) In the event that prior to an Exercise Termination Event, Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its Subsidiaries, and shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its Subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property or the then outstanding shares of Common Stock shall after such merger represent less than 50% of the outstanding voting shares and voting share equivalents of the merged company, or (iii) to sell or otherwise transfer all or substantially all of its assets to any person, other than Grantee or one of its Subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provision so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of the Holder, of either (x) the Acquiring Corporation (as hereinafter defined) or (y) any person that controls the Acquiring Corporation.

                                                                      APPENDIX D

     (b) The following terms have the meanings indicated:

          (1) "Acquiring Corporation" shall mean (i) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (ii) Issuer in a merger in which Issuer is the continuing or surviving person, and (iii) the transferee of all or substantially all of Issuer's assets.

          (2) "Substitute Common Stock" shall mean the common stock issued by the issuer of the Substitute Option upon exercise of the Substitute Option.

          (3) "Assigned Value" shall mean the Market/Offer Price, as defined in
     Section 7.

          (4) "Average Price" shall mean the average closing price of a share of the Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided that if Issuer is the issuer of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by the person merging into Issuer or by any company which controls or is controlled by such person, as the Holder may elect.

     (c) The Substitute Option shall have the same terms as the Option, provided, that if the terms of the Substitute Option cannot, for legal reasons, be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to the Holder. The issuer of the Substitute Option shall also enter into an agreement with the then Holder or Holders of the Substitute Option in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

     (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock as is equal to the Assigned Value multiplied by the number of shares of Common Stock for which the Option is then exercisable, divided by the Average Price. The exercise price of the Substitute Option per share of Substitute Common Stock shall then be equal to the Option Price multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock for which the Option is then exercisable and the denominator of which shall be the number of shares of Substitute Common Stock for which the Substitute Option is exercisable.

     (e) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the shares of Substitute Common Stock outstanding prior to exercise but for this clause (e), the issuer of the Substitute Option (the "Substitute Option Issuer") shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in this clause (e) over (ii) the value of the Substitute Option after giving effect to the limitation in this clause (e). This difference in value shall be determined by a nationally recognized investment banking firm selected by the Holder or the Owner, as the case may be, and reasonably acceptable to the Acquiring Corporation.

     (f) Issuer shall not enter into any transaction described in subsection (a) of this Section 8 unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder.

     9. (a) At the request of the holder of the Substitute Option (the "Substitute Option Holder"), the Substitute Option Issuer shall repurchase the Substitute Option from the Substitute Option Holder at a price (the "Substitute Option Repurchase Price") equal to (x) the amount by which (i) the Highest Closing Price (as hereinafter defined) exceeds (ii) the exercise price of the Substitute Option, multiplied by the number of shares of Substitute Common Stock for which the Substitute Option may then be exercised plus (y) Grantee's reasonable out-of-pocket expenses (to the extent not previously reimbursed), and at the request of the owner (the "Substitute Share Owner") of shares of Substitute Common Stock (the "Substitute Shares"), the Substitute Option Issuer shall repurchase the Substitute Shares at a price (the "Substitute Share Repurchase Price") equal to (x) the Highest Closing Price multiplied by the number of Substitute Shares so designated plus (y) Grantee's reasonable Out-of-Pocket Expenses (to the extent not previously reimbursed). The term "Highest Closing Price" shall mean the highest closing price for shares of Substitute

APPENDIX D

Common Stock within the six-month period immediately preceding the date the Substitute Option Holder gives notice of the required repurchase of the Substitute Option or the Substitute Share Owner gives notice of the required repurchase of the Substitute Shares, as applicable.

     (b) The Substitute Option Holder and the Substitute Share Owner, as the case may be, may exercise its respective right to require the Substitute Option Issuer to repurchase the Substitute Option and the Substitute Shares pursuant to this Section 9 by surrendering for such purpose to the Substitute Option Issuer, at its principal office, the agreement for such Substitute Option (or, in the absence of such an agreement, a copy of this Agreement) and certificates for Substitute Shares accompanied by a written notice or notices stating that the Substitute Option Holder or the Substitute Share Owner, as the case may be, elects to require the Substitute Option Issuer to repurchase the Substitute Option and/or the Substitute Shares in accordance with the provisions of this
Section 9. As promptly as practicable, and in any event within five business days after the surrender of the Substitute Option and/or certificates representing Substitute Shares and the receipt of such notice or notices relating thereto, the Substitute Option Issuer shall deliver or cause to be delivered to the Substitute Option Holder the Substitute Option Repurchase Price and/or to the Substitute Share Owner the Substitute Share Repurchase Price therefor or, in either case, the portion thereof which the Substitute Option Issuer is not then prohibited under applicable law and regulation from so delivering.

     (c) To the extent that the Substitute Option Issuer is prohibited under applicable law or regulation from repurchasing the Substitute Option and/or the Substitute Shares in part or in full, the Substitute Option Issuer following a request for repurchase pursuant to this Section 9 shall immediately so notify the Substitute Option Holder and/or the Substitute Share Owner and thereafter deliver or cause to be delivered, from time to time, to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the portion of the Substitute Share Repurchase Price, respectively, which it is no longer prohibited from delivering, within five business days after the date on which the Substitute Option Issuer is no longer so prohibited; provided, however, that if the Substitute Option Issuer is at any time after delivery of a notice of repurchase pursuant to subsection (b) of this Section 9 prohibited under applicable law or regulation from delivering to the Substitute Option Holder and/or the Substitute Share Owner, as appropriate, the Substitute Option Repurchase Price and the Substitute Share Repurchase Price, respectively, in full (and the Substitute Option Issuer shall use its best efforts to obtain all required regulatory and legal approvals, in each case as promptly as practicable in order to accomplish such repurchase), the Substitute Option Holder or Substitute Share Owner may revoke its notice of repurchase of the Substitute Option or the Substitute Shares either in whole or to the extent of the prohibition, whereupon, in the latter case, the Substitute Option Issuer shall promptly (i) deliver to the Substitute Option Holder or Substitute Share Owner, as appropriate, that portion of the Substitute Option Repurchase Price or the Substitute Share Repurchase Price that the Substitute Option Issuer is not prohibited from delivering; and (ii) deliver, as appropriate, either (A) to the Substitute Option Holder, a new Substitute Option evidencing the right of the Substitute Option Holder to purchase that number of shares of the Substitute Common Stock obtained by multiplying the number of shares of the Substitute Common Stock for which the surrendered Substitute Option was exercisable at the time of delivery of the notice of repurchase by a fraction, the numerator of which is the Substitute Option Repurchase Price less the portion thereof theretofore delivered to the Substitute Option Holder and the denominator of which is the Substitute Option Repurchase Price, or (B) to the Substitute Share Owner, a certificate for the Substitute Common Shares it is then so prohibited from repurchasing.

     10. The 90-day period for exercise of certain rights under Sections 2, 6, 7 and 13 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid liability under Section 16(b) of the 1934 Act by reason of such exercise.

     11. Issuer hereby represents and warrants to Grantee as follows:

          (a) Issuer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer and no other corporate proceedings on the part of Issuer are necessary to

                                                                      APPENDIX D
     authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by Issuer.

          (b) Subject to Section 3, Issuer has taken all necessary corporate action to authorize and reserve and to permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms will have reserved for issuance upon the exercise of the Option, that number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time and from time to time issuable hereunder, and all such shares, upon issuance pursuant hereto, will be duly authorized, validly issued, fully paid, nonassessable, and will be delivered free and clear of all claims, liens, encumbrance and security interests and not subject to any preemptive rights.

          (c) Issuer has taken all action (including if required redeeming all of the Rights or amending or terminating the Rights Agreement) so that the entering into of this Option Agreement, the acquisition of shares of Common Stock hereunder and the other transactions contemplated hereby do not and will not result in the grant of any rights to any person under the Rights Agreement or enable or require the Rights to be exercised, distributed or triggered.

     12. Grantee hereby represents and warrants to Issuer that:

          (a) Grantee has all requisite corporate power and authority to enter into this Agreement and, subject to any approvals or consents referred to herein, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee. This Agreement has been duly executed and delivered by Grantee.

          (b) The Option is not being, and any shares of Common Stock or other securities acquired by Grantee upon exercise of the Option will not be, acquired with a view to the public distribution thereof and will not be transferred or otherwise disposed of except in a transaction registered or exempt from registration under the Securities Act.

     13. Neither of the parties hereto may assign any of its rights or obligations under this Option Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that in the event a Subsequent Triggering Event shall have occurred prior to an Exercise Termination Event, Grantee, subject to the express provisions hereof, may assign in whole or in part its rights and obligations hereunder within 90 days following such Subsequent Triggering Event (or such later period as provided in Section 10); provided, however, that until the date 15 days following the date on which the Federal Reserve Board approves an application by Grantee under the BHCA to acquire the shares of Common Stock subject to the Option, Grantee may not assign its rights under the Option except in (i) a widely dispersed public distribution, (ii) a private placement in which no one party acquires the right to purchase in excess of 2% of the voting shares of Issuer, (iii) an assignment to a single party (e.g., a broker or investment banker) for the purpose of conducting a widely dispersed public distribution on Grantee's behalf, or (iv) any other manner approved by the Federal Reserve Board.

     14. Each of Grantee and Issuer will use its best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement, including without limitation making application to list the shares of Common Stock issuable hereunder on the New York Stock Exchange upon official notice of issuance and applying to the Federal Reserve Board under the BHCA for approval to acquire the shares issuable hereunder, but Grantee shall not be obligated to apply to state banking authorities for approval to acquire the shares of Common Stock issuable hereunder until such time, if ever, as it deems appropriate to do so.

     15. The parties hereto acknowledge that damages would be an inadequate remedy for a breach of this Agreement by either party hereto and that the obligations of the parties hereto shall be enforceable by either party hereto through injunctive or other equitable relief.

     16. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder

APPENDIX D
of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that the Holder is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 7, the full number of shares of Common Stock provided in Section 1(a) hereof (as adjusted pursuant to Section 1(b) or 5 hereof), it is the express intention of Issuer to allow the Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof.

     17. All notices, requests, claims, demands and other communications hereunder shall be deemed to have been duly given when delivered in person, by cable, telegram, telecopy or telex, or by registered or certified mail (postage prepaid, return receipt requested) at the respective addresses of the parties set forth in the Merger Agreement.

     18. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     19. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     20. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

     21. Except as otherwise expressly provided herein or in the Merger Agreement, this Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereof, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors except as assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     22. Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned thereto in the Merger Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the date first above written.

NATIONSBANK CORPORATION                                     BANKAMERICA CORPORATION

By: /s/ HUGH L. MCCOLL, JR.                                 By: /s/ DAVID A. COULTER
                                                            -----------------------------------------------------
-----------------------------------------------------
Name: Hugh L. McColl, Jr.                                   Name: David A. Coulter
Title:  Chief Executive Officer                             Title:  Chairman of the Board, President and Chief
                                                                    Executive Officer

                                                                      APPENDIX D

                                                                      APPENDIX E

                           [MERRILL LYNCH LETTERHEAD]

                                                                  August 4, 1998
Board of Directors
NationsBank Corporation
100 North Tryon
Charlotte, NC 28255

Members of the Board:

     We understand that NationsBank Corporation ("NationsBank") and BankAmerica Corporation ("BankAmerica") have entered into an Agreement and Plan of Reorganization (the "Agreement"), dated April 10, 1998, pursuant to which NationsBank will be merged with and into a newly formed subsidiary of NationsBank incorporated in Delaware ("NationsBank (DE)") and, thereafter BankAmerica is to be merged with and into NationsBank (DE) (collectively, such mergers are referred to herein as the "Merger"). Pursuant to the Merger, each outstanding share of NationsBank's common stock, no par value (the "NationsBank Shares"), other than shares with respect to which dissenter's rights have been properly demanded ("Dissenting Shares"), will be converted into one share of the common stock, no par value, of NationsBank (DE) (the "NationsBank (DE) Shares"), each outstanding share of NationsBank's 7% Cumulative Redeemable Preferred Stock, Series B (other than Dissenting Shares), will be converted into the right to receive one share of 7% Cumulative Redeemable Preferred Stock, Series B, of NationsBank (DE), each outstanding share of NationsBank's ESOP Convertible Preferred Stock, Series C (other than Dissenting Shares), will be converted into the right to receive one share of ESOP Convertible Preferred Stock, Series C, of NationsBank (DE), each outstanding share of NationsBank's $2.50 Cumulative Convertible Preferred Stock, Series BB (other than Dissenting Shares), will be converted into the right to receive one share of $2.50 Cumulative Convertible Preferred Stock, Series BB, of NationsBank (DE), each outstanding share of BankAmerica's common stock, par value $1.5625 per share (the "BankAmerica Shares") other than certain shares held in treasury and shares held by NationsBank or BankAmerica or any of their respective subsidiaries (subject to certain exceptions set forth in the Agreement) (the "Excluded Shares"), will be converted into the right to receive 1.1316 shares (the "Exchange Ratio") of NationsBank (DE) Shares, each outstanding share of BankAmerica's Cumulative Adjustable Preferred Stock, Series A (other than Excluded Shares), will be converted into the right to receive one share of Cumulative Adjustable Preferred Stock, Series A, of NationsBank (DE) and each outstanding share of BankAmerica's Cumulative Adjustable Preferred Stock Series B (other than Excluded Shares), will be converted into the right to receive one share of Cumulative Adjustable Preferred Stock, Series D, of NationsBank (DE), all as set forth more fully in the Agreement.

     You have asked us whether, in our opinion, the Exchange Ratio is fair to the shareholders of NationsBank from a financial point of view.

     In arriving at the opinion set forth below, we have, among other things:

          (1) Reviewed certain publicly available business and financial information relating to BankAmerica and NationsBank that we deemed to be relevant;

APPENDIX E

          (2) Reviewed certain information, including financial forecasts, relating to the respective businesses, earnings, assets, liabilities and prospects of BankAmerica and NationsBank furnished to us by senior management of BankAmerica and NationsBank as well as the amount and timing of the cost savings and related expenses expected to result from the Merger furnished to us by senior management of BankAmerica and NationsBank (the "Expected Synergies");

          (3) Conducted discussions with members of senior management of BankAmerica and NationsBank concerning the matters described in clauses (1) and (2), including the respective businesses, prospects, regulatory condition and contingencies of BankAmerica and NationsBank before and after giving effect to the Merger and the Expected Synergies;

          (4) Reviewed the market prices and valuation multiples for the BankAmerica Shares and the NationsBank Shares and compared them with those of certain publicly traded companies which we deemed to be relevant;

          (5) Reviewed the results of operations of BankAmerica and NationsBank and compared them with those of certain publicly traded companies which we deemed to be relevant;

          (6) Compared the proposed financial terms of the Merger with the financial terms of certain other transactions which we deemed to be relevant;

          (7) Reviewed the potential pro forma impact of the Merger;

          (8) Reviewed the Agreement dated April 10, 1998; and

          (9) Reviewed such other financial studies and analyses and took into account such other matters as we deemed necessary under the circumstances, including our assessment of general economic, market and monetary conditions.

     In preparing our opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us, discussed with or reviewed by or for us, or publicly available, and we have not assumed responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of the assets or liabilities of BankAmerica or NationsBank or been furnished any such evaluation or appraisal. We are not experts in the evaluation of allowances for loan losses, and we have neither made an independent evaluation of the adequacy of the allowance for loan losses of BankAmerica or NationsBank, nor reviewed any individual credit files relating to BankAmerica or NationsBank, and, as a result, we have assumed that the aggregate allowance for loan losses for both BankAmerica and NationsBank is adequate to cover such losses and will be adequate on a pro forma basis for the combined entity. In addition, we have not assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of BankAmerica or NationsBank. With respect to the financial forecast information and Expected Synergies furnished to or discussed with us by BankAmerica or NationsBank, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgements of the senior management of BankAmerica and NationsBank as to the future financial performance of BankAmerica, NationsBank or the combined entity, as the case may be, and the Expected Synergies. We have further assumed that the Merger will be accounted for as a pooling-of-interests under generally accepted accounting principles and that it will qualify as a tax-free reorganization for U.S. federal income tax purposes.

     Our opinion is necessarily based upon market, economic and other conditions as in effect, and on the information made available to us as of, the date hereof. For the purposes of rendering this opinion, we have assumed, in all respects material to our analysis, that the representations and warranties of each party in the Agreement and all related documents and instruments (collectively, the "Documents") contained therein are true and correct, that each party to the Documents will perform all of the covenants and agreements required to be performed by such party under such Documents, and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. We have also assumed that in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for the Merger, no restrictions, including any divestiture requirements or amendment or modifications, will be imposed that will have a material adverse affect on the contemplated benefits of the Merger, including the Expected Synergies.

                                                                      APPENDIX E

     We have been retained by the Board of Directors of NationsBank to act as financial advisor to NationsBank in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. In addition, NationsBank has agreed to indemnify us for certain liabilities arising out of our engagement. We have in the past two years provided financial advisory, investment banking and other services to BankAmerica and NationsBank and received customary fees for the rendering of such services. In the ordinary course of our securities business, we also may actively trade debt and/or equity securities of BankAmerica and NationsBank and their respective affiliates for our own account and the accounts of our customers, and we therefore may from time to time hold a long or short position in such securities.

     This opinion is for the use and benefit of the Board of Directors of NationsBank. Our opinion does not address the merits of the underlying decision by NationsBank to engage in the Merger and does not constitute a recommendation to any shareholder as to how such shareholder should vote on the proposed Merger.

     We are not expressing any opinion herein as to the prices at which NationsBank Shares will trade following the announcement of the Merger or the prices at which NationsBank (DE) Shares will trade following the consummation of the Merger.

     On the basis of and subject to the foregoing, we are of the opinion that, as the date hereof, the Exchange Ratio is fair to the shareholders of NationsBank from a financial point of view.

                                 Very truly yours,

                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                              INCORPORATED

APPENDIX E

                                                                      APPENDIX F
--------------------------------------------------------------------------------

(GOLDMAN, SACHS & CO. LETTERHEAD)

                                                           (GOLDMAN, SACHS LOGO)

--------------------------------------------------------------------------------

August 4, 1998

Board of Directors
BankAmerica Corporation
555 California Street
San Francisco, California 94104

Ladies and Gentlemen:

     You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $1.5625 per share (the "Company Shares"), of BankAmerica Corporation (the "Company") of the exchange ratio of 1.1316 shares of common stock, without par value, (the "NationsBank Shares") of NationsBank Corporation ("NationsBank") to be received for each Company Share (the "Exchange Ratio") pursuant to the merger (the "Merger") contemplated by the Agreement and Plan of Reorganization by and between the Company and NationsBank dated as of April 10, 1998 (the "Agreement").

     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having provided certain investment banking services to the Company from time to time including having acted as a lead manager of the initial public offering of BA Merchant Services, Inc. in December 1996, as financial advisor in connection with the sale of BankAmerica Housing Services announced in April 1998, as financial advisor in connection with the sale of BancAmerica Robertson Stephens announced in May 1998, as lead or co-manager of selected senior and subordinated debt and capital securities offerings with varying maturities and coupons and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We also have provided certain investment banking services to NationsBank from time to time including having acted as financial advisor to NationsBank in its acquisition of Barnett Banks, Inc. and as lead or co-manager of selected senior and subordinated debt offerings with varying maturities and coupons. We may provide investment banking services to NationsBank in the future.

(GOLDMAN, SACHS & CO. FOOT)
                                                                      APPENDIX F

BankAmerica Corporation
August 4, 1998
Page Two
     In connection with this opinion, we have reviewed, among other things, the Registration Statement on Form S-4 of NationsBank dated August 4, 1998 which includes the Joint Proxy Statement-Prospectus relating to the Merger; the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and NationsBank for the five years ended December 31, 1997; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and NationsBank; certain other communications from the Company and NationsBank to their respective stockholders; and certain internal financial analyses and forecasts for the Company and NationsBank prepared by their respective managements including forecasts of certain cost savings (the "Synergies") expected to be achieved as a result of the Merger. We also have held discussions with members of the senior management of the Company and NationsBank regarding the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, regulatory relationships, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Company Shares and the NationsBank Shares, compared certain financial and stock market information for the Company and NationsBank with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the commercial banking industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

     We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed, with your consent, that the financial forecasts, including, without limitation, the Synergies and projections regarding under-performing and non-performing assets and net charge-offs have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of the Company and NationsBank and that such forecasts will be realized in the amounts and at the times contemplated thereby. We are not experts in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto and have assumed, with your consent, that such allowances for each of the Company and NationsBank are in the aggregate adequate to cover all such losses. In addition, we have not reviewed individual credit files nor have we made an independent evaluation or appraisal of the assets and liabilities of the Company, NationsBank or any of their subsidiaries and we have not been furnished with any such evaluation or appraisal. We also have assumed, with your consent, that the Merger will be accounted for as a pooling of interests under generally accepted accounting principles and that obtaining any necessary regulatory approvals and third party consents for the Merger or otherwise will not have an adverse effect on the Company, NationsBank or the combined company pursuant to the Merger.

     Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Merger and such opinion does not constitute a recommendation as to how any holder of Company Shares should vote with respect to such transaction.

     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders of Company Shares.

Very truly yours,

/s/ Goldman, Sachs & Co.
---------------------------------------------------------
GOLDMAN, SACHS & CO.

APPENDIX F

                                                                      APPENDIX G

                                  ARTICLE 13.

                              DISSENTERS' RIGHTS.
            PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES.

SS. 55-13-01. DEFINITIONS.

In this Article:

     (1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under G.S. 55-13-02 and who exercises that right when and in the manner required by G.S. 55-13-20 through 55-13-28.

     (3) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (4) "Interest" means interest from the effective date of the corporate action until the date of payment, at a rate that is fair and equitable under all the circumstances, giving due consideration to the rate currently paid by the corporation on its principal bank loans, if any, but not less than the rate provided in G.S. 24-l.

     (5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (7) "Shareholder" means the record shareholder or the beneficial shareholder. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371,
s. 1; 1969, c. 751. s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-02. RIGHT TO DISSENT.

     (a) In addition to any rights granted under Article 9, a shareholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation (other than a parent corporation in a merger under G.S. 55-11-04) is a party unless (i) approval by the shareholders of that corporation is not required under G.S. 55-1l-03(g) or (ii) such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, unless such shares are then redeemable by the corporation at a price not greater than the cash to be received in exchange for such shares;

          (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than as permitted by G.S. 55-12-01, including a sale in dissolution, but not including a sale pursuant to court order or a sale pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed in cash to the shareholders within one year after the date of sale;

          (4) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it (i) alters or abolishes a preferential right of the shares; (ii) creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (iii) alters or abolishes a preemptive right of the

                                                                      APPENDIX G
     holder of the shares to acquire shares or other securities; (iv) excludes or limits the right of the shares to vote on any matter, or to cumulate votes; (v) reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under G.S. 55-6-04; or (vi) changes the corporation into a nonprofit corporation or cooperative organization;

          (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this Article may not challenge the corporate action creating his entitlement, including without limitation a merger solely or partly in exchange for cash or other property, unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     (c) Notwithstanding any other provision of this Article, there shall be no right of dissent in favor of holders of shares of any class or series which, at the record date fixed to determine the shareholders entitled to receive notice of and to vote at the meeting at which the plan of merger or share exchange or the sale or exchange of property is to be acted on, were (i) listed on a national securities exchange or (ii) held by at least 2,000 record shareholders, unless in either case:

          (1) The articles of incorporation of the corporation issuing the shares provide otherwise;

          (2) In the case of a plan of merger or share exchange, the holders of the class or series are required under the plan of merger or share exchange to accept for the shares anything except:

             a. Cash;

             b. Shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation which, at the record date fixed to determine the shareholders entitled to receive notice of and vote at the meeting at which the plan of merger or share exchange is to be acted on, were either listed subject to notice of issuance on a national securities exchange or held of record by at least 2,000 record shareholders; or

             c. A combination of cash and shares as set forth in sub-subdivisions a. and b. of this subdivision.

(1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c. 279; 1943, c. 270; G.S., ss.
55-26, 55-167; 1955, c. 1371, s. 1; 1959, c. 1316, ss. 30, 31; 1969, c. 751, ss.
36, 39; 1973, c. 469, ss. 36, 37; c. 476, s. 193; 1989, c. 265, s. 1; 1989 (Reg.
Sess., 1990), c. 1024, s. 12.18; 1991, c. 645, s. 12, 1997-202, s. 1.)

SS. 55-13-03. DISSENT BY NOMINEES AND BENEFICIAL OWNERS.

     (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

          (1) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (2) He does so with respect to all shares of which he is the beneficial shareholder. (1925, c. 77, s. 1; 1943, ss. c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
     1988, c. 265, s. 1.)

APPENDIX G

SS. 55-13-04 TO 55-13-19. Reserved for future codification purposes.

             PART 2. PROCEDURES FOR EXERCISE OF DISSENTERS' RIGHTS.

SS. 55-13-20. NOTICE OF DISSENTERS' RIGHTS.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this Article and be accompanied by a copy of this Article.

     (b) If corporate action creating dissenters' rights under G.S. 55-13-02 is taken without a vote of shareholders, the corporation shall no later than 10 days thereafter notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in G.S. 55-13-22.

     (c) If a corporation fails to comply with the requirements of this section, such failure shall not invalidate any corporate action taken; but any shareholder may recover from the corporation any damage which he suffered from such failure in a civil action brought in his own name within three years after the taking of the corporate action creating dissenters' rights under G.S. 55-13-02 unless he voted for such corporate action. (1925, c. 77, s. 1; c. 235; 1929, c. 269; 1939, c. 5; c. 279; 1943, c. 270, G.S., ss. 55-26, 55-165, 55-167,
1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c.
265, s. 1.)

SS. 55-13-21. NOTICE OF INTENT TO DEMAND PAYMENT.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

          (1) Must give to the corporation, and the corporation must actually receive, before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (2) Must not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39;
1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-22. DISSENTERS' NOTICE.

     (a) If proposed corporate action creating dissenters' rights under G.S. 55-13-02 is authorized at a shareholders' meeting, the corporation shall mail by registered or certified mail, return receipt requested, a written dissenters' notice to all shareholders who satisfied the requirements of G.S. 55-13-21.

     (b) The dissenters' notice must be sent no later than 10 days after shareholder approval, or if no shareholder approval is required, after the approval of the board of directors, of the corporate action creating dissenters' rights under G.S. 55-13-02, and must:

          (1) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

          (2) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3) Supply a form for demanding payment;

          (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is mailed; and

                                                                      APPENDIX G

          (5) Be accompanied by a copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39;
     1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-485, s. 4.)

SS. 55-13-23. DUTY TO DEMAND PAYMENT.

     (a) A shareholder sent a dissenters' notice described in G.S. 55-13-22 must demand payment and deposit his share certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-24. SHARE RESTRICTIONS.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under G.S. 55-13-26.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

SS. 55-13-25. PAYMENT.

     (a) As soon as the proposed corporate action is taken, or within 30 days after receipt of a payment demand, the corporation shall pay each dissenter who complied with G.S. 55-13-23 the amount the corporation estimates to be the fair value of his shares, plus interest accrued to the date of payment.

     (b) The payment shall be accompanied by:

          (1) The corporation's most recent available balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of cash flows for that year, and the latest available interim financial statements, if any;

          (2) An explanation of how the corporation estimated the fair value of the shares;

          (3) An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under G.S. 55-13-28; and

          (5) A copy of this Article. (1925, c. 77, s. 1; 1943, c. 270; G.S., s.
     55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973, c. 469, ss. 36, 37;
     1989, c. 265, s. 1; c. 770, s. 69; 1997-202, s. 2.)

SS. 55-13-26. FAILURE TO TAKE ACTION.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under G.S. 55-13-22 and repeat the payment demand procedure. (1925, c. 77 s. 1; 1943; c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c.
751, s. 39; 1973, c. 469, ss. 36, 37; 1989, c. 265, s. 1.)

APPENDIX G

SS. 55-13-27. Reserved for future codification purposes.

SS. 55-13-28. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH CORPORATION'S PAYMENT OR FAILURE TO PERFORM.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of the amount in excess of the payment by the corporation under G.S. 55-13-25 for the fair value of his shares and interest due, if:

          (1) The dissenter believes that the amount paid under G.S. 55-13-25 is less than the fair value of his shares or that the interest due is incorrectly calculated;

          (2) The corporation fails to make payment under G.S. 55-13-25; or

          (3) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing (i) under subdivision (a)(1) within 30 days after the corporation made payment for his shares or (ii) under subdivisions (a)(2) and (a)(3) within 30 days after the corporation has failed to perform timely. A dissenter who fails to notify the corporation of his demand under subsection (a) within such 30-day period shall be deemed to have withdrawn his dissent and demand for payment. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39;
1973, c. 469. ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 3.)

SS. 55-13-29. Restricted for future codification purposes.

                     PART 3. JUDICIAL APPRAISAL OF SHARES.

SS. 55-13-30. COURT ACTION.

     (A) (SEE EDITOR'S NOTE) If a demand for payment under G.S. 55-13-28 remains unsettled, the dissenter may commence a proceeding within 60 days after the earlier of (i) the date payment is made under G.S. 55-13-25, or (ii) the date of the dissenter's payment demand under G.S. 55-13-28 by filing a complaint with the Superior Court Division of the General Court of Justice to determine the fair value of the shares and accrued interest. A dissenter who takes no action within the 60-day period shall be deemed to have withdrawn his dissent and demand for payment.

     (a) Repealed by Session Laws 1997-202, s. 4, effective October 1, 1997.

     (b) Reserved for future codification purposes.

     (c) The court shall have the discretion to make all dissenters (whether or not residents of this State) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the complaint. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the superior court in which the proceeding is commenced under subsection (a) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The parties are entitled to the same discovery rights as parties in other civil proceedings. The proceeding shall be tried as in other civil actions. However, in a proceeding by a dissenter in a corporation that was a public corporation immediately prior to consummation of the corporate action giving rise to the right of dissent under G.S. 55-13-02, there is no right to a trial by jury.

                                                                      APPENDIX G

     (e) Each dissenter made a party to the proceeding is entitled to judgment for the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969, c. 751, s. 39; 1973,
c. 469, ss. 36, 37; 1989, c. 265, s. 1; 1997-202, s. 4; 1997-485, ss. 5, 51.)

SS. 55-13-31. COURT COSTS AND COUNSEL FEES.

     (a) The court in an appraisal proceeding commenced under G.S. 55-13-30 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court, and shall assess the costs as it finds equitable.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of G.S. 55-13-20 through 55-13-28; or

          (2) Against either the corporation or a dissenter, in favor of either or any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this Article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. (1925, c. 77, s. 1; 1943, c. 270; G.S., s. 55-167; 1955, c. 1371, s. 1; 1969. c. 751, s. 39; 1973, c. 469, ss. 36, 37;
1989, c. 265, s. 1.)

APPENDIX G

                                                                      APPENDIX H

--------------------------------------------------------------------------------

                          CERTIFICATE OF INCORPORATION

                                     OF THE

                                COMBINED COMPANY

--------------------------------------------------------------------------------

                                                                      APPENDIX H

                          CERTIFICATE OF INCORPORATION

                                       OF
                         NATIONSBANK (DE) CORPORATION*
                            ------------------------

     I, the undersigned, for the purpose of incorporating and organizing a corporation (which is hereinafter referred to as the "Corporation") under the General Corporation Law of the State of Delaware, do hereby execute this Certificate of Incorporation and do hereby certify as follows:

     1. The name of the Corporation is NationsBank (DE) Corporation.

     2. The purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware.

     3. The number of shares, par value $.01 per share, the Corporation is authorized to issue is Five Billion One Hundred Million (5,100,000,000), divided into the following classes:

                        CLASS                          NUMBER OF SHARES
                        -----                          ----------------
Common...............................................   5,000,000,000
Preferred............................................     100,000,000

     The class of common ("Common Stock") has unlimited voting rights and, after satisfaction of claims, if any, of the holders of preferred shares, is entitled to receive the net assets of the Corporation upon distribution.

     The Board of Directors of the Corporation shall have full power and authority to establish one or more series within the class of preferred shares (the "Preferred Shares"), to define the designations, preferences, limitations and relative rights (including conversion rights) of shares within such class and to determine all variations between series.

     The Board of Directors of the Corporation has designated, established and authorized the following series of Preferred Shares:

(a) 7% Cumulative Redeemable Preferred Stock, Series B.

  A.  Designation.

     The designation of this series is "7% Cumulative Redeemable Preferred Stock, Series B" (hereinafter referred to as the "Series B Preferred Stock") and the number of shares constituting such series is Thirty-Five Thousand Forty-Five (35,045). Shares of Series B Preferred Stock shall have a stated value of $100.00 per share.

  B.  Dividends.

     The holders of record of the shares of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of any funds legally available for such purpose, cumulative cash dividends at an annual dividend rate per share of 7% of the stated value thereof, which amount is $7.00 per annum, per share, and no more. Such dividends shall be payable each calendar quarter at the rate of $1.75 per share on such dates as shall be fixed by resolution of the Board of Directors of the Corporation. The date from which dividends on such shares shall be cumulative shall be the first day after said shares are issued. Accumulations of dividends shall not bear interest. No cash dividend shall be declared, paid or set apart for any shares of Common Stock unless all dividends on all shares of the Series B Preferred Stock at the time outstanding for all past dividend periods and for the then current dividend shall have been paid, or shall have been declared and a sum sufficient for the payment thereof, shall have been set apart. Subject to the foregoing provisions of this paragraph B, cash dividends or other cash distributions as may be determined by

---------------

     * At the Effective Time of the Merger, the Combined Company's name will be "BankAmerica Corporation."
APPENDIX H
the Board of Directors of the Corporation may be declared and paid upon the shares of the Common Stock of the Corporation from time to time out of funds legally available therefor, and the shares of the Series B Preferred Stock shall not be entitled to participate in any such cash dividend or other such cash distribution so declared and paid or made on such shares of Common Stock.

  C.  Redemption.

     From and after October 31, 1988, any holder may, by written request, call upon the Corporation to redeem all or any part of said holder's shares of said Series B Preferred Stock at a redemption price of $100.00 per share plus accumulated unpaid dividends to the date said request for redemption is received by the Corporation and no more (the "Redemption Price"). Any such request for redemption shall be accompanied by the certificates for which redemption is requested, duly endorsed or with appropriate stock power attached, in either case with signature guaranteed. Upon receipt by the Corporation of any such request for redemption from any holder of the Series B Preferred Stock, the Corporation shall forthwith redeem said stock at the Redemption Price, provided that: (i) full cumulative dividends have been paid or declared and set apart for payment upon all shares of any series of preferred stock ranking superior to the Series B Preferred Stock as to dividends or other distributions (collectively the "Superior Stock"); and (ii) the Corporation is not then in default or in arrears with respect to any sinking or analogous fund or call for tenders obligation or agreement for the purchase, redemption or retirement of any shares of Superior Stock. In the event that, upon receipt of a request for redemption, either or both of the conditions set forth in clauses (i) and (ii) above are not met, the Corporation shall forthwith return said request to the submitting shareholder along with a statement that the Corporation is unable to honor such request and explanation of the reasons therefor. From and after the receipt by the Corporation of a request for redemption from any holder of said Series B Preferred Stock, which request may be honored consistent with the foregoing provisions, all rights of such holder in the Series B Preferred Stock for which redemption is requested shall cease and terminate, except only the right to receive the Redemption Price thereof, but without interest.

  D.  Liquidation Preference.

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive, subject to the provisions of paragraph G and before any payment shall be made to the holders of the shares of Common Stock, the amount of $100.00 per share, plus accumulated dividends. After payment to the holders of the Series B Preferred Stock of the full amount as aforesaid, the holders of the Series B Preferred Stock as such shall have no right or claim to any of the remaining assets which shall be distributed ratably to the holders of the Common Stock. If, upon any such liquidation, dissolution or winding up, the assets available therefor are not sufficient to permit payments to the holders of Series B Preferred Stock of the full amount as aforesaid, then subject to the provisions of paragraph G, the holders of the Series B Preferred Stock then outstanding shall share ratably in the distribution of assets in accordance with the sums which would be payable if such holders were to receive the full amounts as aforesaid.

  E.  Sinking Fund.

     There shall be no sinking fund applicable to the shares of Series B Preferred Stock.

  F.  Conversion.

     The shares of Series B Preferred Stock shall not be convertible into any shares of Common Stock or any other class of shares, nor exchanged for any shares of Common Stock or any other class of shares.

  G.  Superior Stock.

     The Corporation may issue stock with preferences superior or equal to the shares of the Series B Preferred Stock without the consent of the holders thereof.

                                                                      APPENDIX H

  H.  Voting Rights.

     Each share of the Series B Preferred Stock shall be entitled to equal voting rights, share for share, with each share of the Common Stock.

(b) ESOP Convertible Preferred Stock, Series C.

     The shares of the ESOP Convertible Preferred Stock, Series C, of the Corporation shall be designated "ESOP Convertible Preferred Stock, Series C," and the number of shares constituting such series shall be 3,000,000. The ESOP Convertible Preferred Stock, Series C, shall hereinafter be referred to as the "ESOP Preferred Stock."

  A.  Special Purpose Restricted Transfer Issue.

     Shares of ESOP Preferred Stock shall be issued only to a trustee acting on behalf of an employee stock ownership plan or other employee benefit plan of the Corporation or any subsidiary of the Corporation. In the event of any transfer of shares of ESOP Preferred Stock to any person other than any such plan trustee or the Corporation, the shares of ESOP Preferred Stock so transferred, upon such transfer and without any further action by the Corporation or the holder, shall be automatically converted into shares of Common Stock on the terms otherwise provided for the conversion of shares of ESOP Preferred Stock into shares of Common Stock pursuant to paragraph E hereof and no such transferee shall have any of the voting powers, preferences and relative, participating, optional or special rights ascribed to shares of ESOP Preferred Stock hereunder but, rather, only the powers and rights pertaining to the Common Stock into which such shares of ESOP Preferred Stock shall be so converted. Certificates representing shares of ESOP Preferred Stock shall be legended to reflect such restrictions on transfer. Notwithstanding the foregoing provisions of this paragraph A, shares of ESOP Preferred Stock (i) may be converted into shares of Common Stock as provided by paragraph E hereof and the shares of Common Stock issued upon such conversion may be transferred by the holder thereof as permitted by law and (ii) shall be redeemable by the Corporation upon the terms and conditions provided by paragraphs F, G and H hereof.

  B.  Dividends and Distributions.

     (1) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of ESOP Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cash dividends ("Preferred Dividends") in an amount equal to $3.30 per share per annum, and no more, payable semi-annually, one-half on the first day of January and one-half on the first day of July of each year (each a "Dividend Payment Date") to holders of record at the start of business on such Dividend Payment Date. Preferred Dividends shall accrue on a daily basis whether or not the Corporation shall have earnings or surplus at the time, but Preferred Dividends on the shares of ESOP Preferred Stock for any period less than a full semi-annual period between Dividend Payment Dates shall be computed on the basis of a 360-day year of 30-day months. Accumulated but unpaid Preferred Dividends shall accumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Preferred Dividends.

     (2) So long as any ESOP Preferred Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the ESOP Preferred Stock as to dividends, unless there shall also be or have been declared and paid or set apart for payment on the ESOP Preferred Stock, like dividends for all dividend payment periods of the ESOP Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends accumulated and unpaid through such dividend payment period on the ESOP Preferred Stock and accumulated and unpaid or payable on such parity stock through the dividend payment period on such parity stock next preceding such Dividend Payment Date. In the event that full cumulative dividends on the ESOP Preferred Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of any other class of stock or series thereof of the Corporation ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-
APPENDIX H
up of the Corporation, junior to the ESOP Preferred Stock until full cumulative dividends on the ESOP Preferred Stock shall have been paid or declared and provided for; provided, however, that the foregoing shall not apply to (i) any dividend payable solely in any shares of any stock ranking, as to dividends or as to distributions in the event of the liquidation, dissolution or winding-up of the Corporation, junior to the ESOP Preferred Stock, or (ii) the acquisition of shares of any stock ranking, as to dividends or as to distributions in the event of a liquidation, dissolution or winding-up of the Corporation, junior to the ESOP Preferred Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted or (B) in exchange solely for shares of any other stock ranking junior to the ESOP Preferred Stock.

  C.  Voting Rights.

     The holders of shares of ESOP Preferred Stock shall have the following voting rights:

     (1) The holders of ESOP Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of Common Stock of the Corporation, voting together with the holders of Common Stock as one class. Each share of the ESOP Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such share of ESOP Preferred Stock could be converted on the record date for determining the shareholders entitled to vote, rounded to the nearest whole vote; it being understood that whenever the "Conversion Ratio" (as defined in paragraph E hereof) is adjusted as provided in paragraph I hereof, the voting rights of the ESOP Preferred Stock shall also be similarly adjusted.

     (2) Except as otherwise required by the General Corporation Law of the State of Delaware or set forth in paragraph C(l), holders of ESOP Preferred Stock shall have no special voting rights and their consent shall not be required for the taking of any corporate action.

  D.  Liquidation, Dissolution or Winding-Up.

     (1) Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of ESOP Preferred Stock shall be entitled to receive out of the assets of the Corporation which remain after satisfaction in full of all valid claims of creditors of the Corporation and which are available for payment to shareholders and subject to the rights of the holders of any stock of the Corporation ranking senior to or on a parity with the ESOP Preferred Stock in respect of distributions upon liquidation, dissolution or winding-up of the Corporation, before any amount shall be paid or distributed among the holders of Common Stock or any other shares ranking junior to the ESOP Preferred Stock in respect of the distributions upon liquidation, dissolution or winding-up of the Corporation, liquidating distributions in the amount of $42.50 per share, plus an amount equal to all accrued and unpaid dividends thereon to the date fixed for distribution, and no more. If upon any liquidation, dissolution or winding-up of the Corporation, the amounts payable with respect to the ESOP Preferred Stock and any other stock ranking as to any such distribution on a parity with the ESOP Preferred Stock are not paid in full, the holders of the ESOP Preferred Stock and such other stock shall share ratably in any distribution of assets in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount to which they are entitled as provided by the foregoing provisions of this paragraph D(l), the holders of shares of ESOP Preferred Stock shall not be entitled to any further right or claim to any of the remaining assets of the Corporation.

     (2) Neither the merger or consolidation of the Corporation with or into any other corporation, nor the merger or consolidation of any other corporation with or into the Corporation, nor the sale, transfer or lease of all or any portion of the assets of the Corporation, shall be deemed to be a dissolution, liquidation or winding-up of the affairs of the Corporation for purposes of this paragraph D, but the holders of ESOP Preferred Stock shall nevertheless be entitled in the event of any such merger or consolidation to the rights provided by paragraph H hereof.

     (3) Written notice of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to holders of ESOP Preferred Stock in such circumstances shall be payable, shall be given by first-class mail,
                                                                      APPENDIX H
postage prepaid, mailed not less than twenty (20) days prior to any payment date stated therein, to the holders of ESOP Preferred Stock, at the address shown on the books of the Corporation or any transfer agent for the ESOP Preferred Stock.

  E.  Conversion into Common Stock.

     (1) A holder of shares of ESOP Preferred Stock shall be entitled, at any time prior to the close of business on the date fixed for redemption of such shares pursuant to paragraph F, G or H hereof, to cause any or all of such shares to be converted into shares of Common Stock at a conversion rate equal to the ratio of 1.0 share of ESOP Preferred Stock to 1.68 shares of Common Stock (as adjusted as hereinafter provided, the "Conversion Ratio"). The Conversion Ratio set forth above is subject to adjustment pursuant to this Certificate of Incorporation.

     (2) Any holder of shares of ESOP Preferred Stock desiring to convert such shares into shares of Common Stock shall surrender the certificate or certificates representing the shares of ESOP Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), at the principal executive office of the Corporation or the offices of the transfer agent for the ESOP Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the ESOP Preferred Stock by the Corporation or the transfer agent for the ESOP Preferred Stock, accompanied by written notice of conversion. Such notice of conversion shall specify (i) the number of shares of ESOP Preferred Stock to be converted and the name or names in which such holder wishes the certificate or certificates for Common Stock and for any shares of ESOP Preferred Stock not to be so converted to be issued, and (ii) the address to which such holder wishes delivery to be made of such new certificates to be issued upon such conversion.

     (3) Upon surrender of a certificate representing a share or shares of ESOP Preferred Stock for conversion, the Corporation shall issue and send by hand delivery (with receipt to be acknowledged) or by first-class mail, postage prepaid, to the holder thereof or to such holder's designee, at the address designated by such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled upon conversion. In the event that there shall have been surrendered a certificate or certificates representing shares of ESOP Preferred Stock, only part of which are to be converted, the Corporation shall issue and deliver to such holder or such holder's designee a new certificate or certificates representing the number of shares of ESOP Preferred Stock which shall not have been converted.

     (4) The issuance by the Corporation of shares of Common Stock upon a conversion of shares of ESOP Preferred Stock into shares of Common Stock made at the option of the holder thereof shall be effective as of the earlier of (i) the delivery to such holder or such holder's designee of the certificate or certificates representing the shares of Common Stock issued upon conversion thereof or (ii) the commencement of business on the second business day after the surrender of the certificate or certificates for the shares of ESOP Preferred Stock to be converted, duly assigned or endorsed for transfer to the corporation (or accompanied by duly executed stock powers relating thereto) as provided hereby. On and after the effective date of conversion, the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, but no allowance or adjustment shall be made in respect of dividends payable to holders of Common Stock in respect of any period prior to such effective date. The Corporation shall not be obligated to pay any dividends which shall have been declared and shall be payable to holders of shares of ESOP Preferred Stock on a Dividend Payment Date if such Dividend Payment Date for such dividend shall coincide with or be on or subsequent to the effective date of conversion of such shares.

     (5) The Corporation shall not be obligated to deliver to holders of ESOP Preferred Stock any fractional share or shares of Common Stock issuable upon any conversion of such shares of ESOP Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

     (6) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of shares of ESOP Preferred Stock as herein provided, free from any preemptive rights, such number of shares of Common Stock as shall from time to time
APPENDIX H
be issuable upon the conversion of all shares of ESOP Preferred Stock then outstanding. The Corporation shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all requirements as to registration or qualification of the Common Stock, in order to enable the Corporation lawfully to issue and deliver to each holder of record of ESOP Preferred Stock such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of ESOP Preferred Stock then outstanding and convertible into shares of Common Stock.

  F.  Redemption At the Option of the Corporation.

     (1) The ESOP Preferred Stock shall be redeemable, in whole or in part, at the option of the Corporation at any time, at a redemption price per share (except as to redemption pursuant to paragraph F(3)) of $42.83 prior to July 1, 1999 and $42.50 thereafter, plus, in each case, an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption. Payment of the redemption price shall be made by the Corporation in cash or shares of Common Stock, or a combination thereof, as permitted by paragraph F(5). From and after the date fixed for redemption, dividends on shares of ESOP Preferred Stock called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding and all rights in respect of such shares of the Corporation shall cease, except the right to receive the redemption price. If less than all of the outstanding shares of ESOP Preferred Stock are to be redeemed, the Corporation shall either redeem a portion of the shares of each holder determined pro rata based on the number of shares held by each holder or shall select the shares to be redeemed by lot, as may be determined by the Board of Directors of the Corporation.

     (2) Unless otherwise required by law, notice of redemption will be sent to the holders of ESOP Preferred Stock at the address shown on the books of the Corporation or any transfer agent for the ESOP Preferred Stock by first-class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty
(60) days prior to the redemption date. Each such notice shall state: (i) the redemption date; (ii) the total number of shares of the ESOP Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; and (vi) the conversion rights of the shares to be redeemed, the period within which conversion rights may be exercised, and the Conversion Ratio and number of shares of Common Stock issuable upon conversion of a share of ESOP Preferred Stock at the time. These notice provisions may be supplemented if necessary in order to comply with optional redemption provisions for preferred stock which may be required under the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Upon surrender of the certificates for any shares so called for redemption and not previously converted (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the date fixed for redemption and at the applicable redemption price set forth in this paragraph F.

     (3) In the event of a change in the federal tax law of the United States of America which has the effect of precluding the Corporation from claiming any of the tax deductions for dividends paid on the ESOP Preferred Stock when such dividends are used as provided under Section 404(k)(2) of the Internal Revenue Code of 1986, as amended and in effect on the date shares of ESOP Preferred Stock are initially issued, the Corporation may, within 180 days following the effective date of such tax legislation and implementing regulations of the Internal Revenue Service, if any, in its sole discretion and notwithstanding anything to the contrary in paragraph F(l), elect to redeem any or all such shares for the amount payable in respect of the shares upon liquidation of the Corporation pursuant to paragraph D.

     (4) In the event the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan (as amended, together with any successor plan, the "Plan") is terminated, the Corporation shall, notwithstanding anything to the contrary in paragraph F(l), redeem all shares of ESOP Preferred Stock for the amount payable in respect of the shares upon redemption of the ESOP Preferred Stock pursuant to paragraph F(1) hereof.

                                                                      APPENDIX H

     (5) The Corporation, at its option, may make payment of the redemption price required upon redemption of shares of ESOP Preferred Stock in cash or in shares of Common Stock, or in a combination of such shares and cash, any such shares to be valued for such purpose at their Fair Market Value (as defined in paragraph I(7) hereof).

  G.  Other Redemption Rights.

     Shares of ESOP Preferred Stock shall be redeemed by the Corporation at a price which is the greater of the Conversion Value (as defined in paragraph I) of the ESOP Preferred Stock on the date fixed for redemption or a redemption price of $42.50 per share plus accrued and unpaid dividends thereon to the date fixed for redemption, for shares of Common Stock (any such shares of Common Stock to be valued for such purpose as provided by paragraph F(5) hereof), at the option of the holder, at any time and from time to time upon notice to the Corporation given not less than five (5) business days prior to the date fixed by the Corporation in such notice for such redemption, when and to the extent necessary (i) to provide for distributions required to be made under, or to satisfy an investment election provided to participants in accordance with, the Plan to participants in the Plan or (ii) to make payment of principal, interest or premium due and payable (whether as scheduled or upon acceleration) on any indebtedness incurred by the holder or Trustee under the Plan for the benefit of the Plan.

  H.  Consolidation, Merger, etc.

     (1) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted solely into stock of any successor or resulting company (including the Corporation and any company that directly or indirectly owns all of the outstanding capital stock of such successor or resulting company) that constitutes "qualifying employer securities" with respect to a holder of ESOP Preferred Stock within the meaning of Section 409(1) of the Internal Revenue Code of 1986, as amended, and Section 407(d)(5) of ERISA, or any successor provisions of law, and, if applicable, for a cash payment in lieu of fractional shares, if any, the shares of ESOP Preferred Stock of such holder shall be assumed by and shall become preferred stock of such successor or resulting company, having in respect of such company insofar as possible the same powers, preferences and relative, participating, optional or other special rights (including the redemption rights provided by paragraphs F, G and H hereof), and the qualifications, limitations or restrictions thereon, that the ESOP Preferred Stock had immediately prior to such transaction, except that after such transaction each share of the ESOP Preferred Stock shall be convertible, otherwise on the terms and conditions provided by paragraph E hereof, into the qualifying employer securities so receivable by a holder of the number of shares of Common Stock into which such shares of ESOP Preferred Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election to receive any kind or amount of stock, securities, cash or other property (other than such qualifying employer securities and a cash payment, if applicable, in lieu of fractional shares) receivable upon such transaction (provided that, if the kind or amount of qualifying employer securities receivable upon such transaction is not the same for each non-electing share, then the kind and amount of qualifying employer securities receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by a plurality of the non-electing shares). The rights of the ESOP Preferred Stock as preferred stock of such successor or resulting company shall successively be subject to adjustments pursuant to paragraph I hereof after any such transaction as nearly equivalent to the adjustments provided for by such paragraph prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all then outstanding shares of the ESOP Preferred Stock shall be assumed and authorized by the successor or resulting company as aforesaid.

     (2) In the event that the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged for or changed, reclassified or converted into other stock or securities or cash or any other property, or any combination thereof, other than any such consideration which is constituted solely of qualifying employer securities (as referred to in paragraph H(l)) and cash payments, if applicable, in lieu of

APPENDIX H
fractional shares, all outstanding shares of ESOP Preferred Stock shall, without any action on the part of the Corporation or any holder thereof (but subject to paragraph H(3)), be deemed converted by virtue of such merger, consolidation or similar transaction immediately prior to such consummation into the number of shares of Common Stock into which such shares of ESOP Preferred Stock could have been converted at such time, and each share of ESOP Preferred Stock shall, by virtue of such transaction and on the same terms as apply to the holders of Common Stock, be converted into or exchanged for the aggregate amount of stock, securities, cash or other property (payable in like kind) receivable by a holder of the number of shares of Common Stock into which such shares of ESOP Preferred Stock could have been converted immediately prior to such transaction if such holder of Common Stock failed to exercise any rights of election as to the kind or amount of stock, securities, cash or other property receivable upon such transaction (provided that, if the kind or amount of stock, securities, cash or other property receivable upon such transaction is not the same for each non-electing share, then the kind and amount of stock, securities, cash or other property receivable upon such transaction for each non-electing share shall be the kind and amount so receivable per share by a plurality of the non-electing shares).

     (3) In the event the Corporation shall enter into any agreement providing for any consolidation or merger or similar transaction described in paragraph H(2), then the Corporation shall as soon as practicable thereafter (and in any event at least ten (10) business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of ESOP Preferred Stock and each such holder shall have the right to elect, by written notice to the Corporation, to receive, upon consummation of such transaction (if and when such transaction is consummated), from the Corporation or the successor of the Corporation, in redemption and retirement of such ESOP Preferred Stock, a cash payment equal to the amount payable in respect of shares of ESOP Preferred Stock upon redemption pursuant to paragraph F(l) hereof. No such notice of redemption shall be effective unless given to the Corporation prior to the close of business on the second business day prior to consummation of such transaction, unless the Corporation or the successor of the Corporation shall waive such prior notice, but any notice of redemption so given prior to such time may be withdrawn by notice of withdrawal given to the Corporation prior to the close of business on the second business day prior to consummation of such transaction.

  I.  Anti-dilution Adjustments.

     (1) In the event the Corporation shall, at any time or from time to time while any of the shares of the ESOP Preferred Stock are outstanding, (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (including a recapitalization effected by a merger or consolidation to which paragraph H hereof does not apply) or otherwise, the Conversion Ratio in effect immediately prior to such action shall be adjusted by multiplying such Conversion Ratio by the fraction the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this paragraph I(1) shall be given effect, upon payment of such a dividend or distribution, as of the record date for the determination of shareholders entitled to receive such dividend or distribution (on a retroactive basis) and in the case of a subdivision or combination shall become effective immediately as of the effective date thereof.

     (2) In the event that the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the Corporation, any right or warrant to purchase shares of Common Stock (but not including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) at a purchase price per share less than the Fair Market Value (as hereinafter defined) of a share of Common Stock on the date of issuance of such right or warrant, then, subject to the provisions of paragraphs I(5) and I(6), the Conversion Ratio shall be adjusted by multiplying such Conversion Ratio by the fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares

                                                                      APPENDIX H
of Common Stock which could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights or warrants and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants.

     (3) In the event the Corporation shall, at any time and from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) and other than pursuant to any dividend reinvestment plan or employee or director incentive or benefit plan or arrangement, including any employment, severance or consulting agreement, of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Fair Market Value of such shares on the date of such issuance, sale or exchange, then, subject to the provisions of paragraphs I(5) and (6), the Conversion Ratio shall be adjusted by multiplying such Conversion Ratio by the fraction the numerator of which shall be the sum of (i) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (ii) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of shares of Common Stock, and the denominator of which shall be the product of (i) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (ii) the sum of the number of shares of Common Stock outstanding on such day plus the number of shares of Common Stock so issued, sold or exchanged by the Corporation. In the event the Corporation shall, at any time or from time to time while any shares of ESOP Preferred Stock are outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock), other than any such issuance to holders of shares of Common Stock as a dividend or distribution (including by way of a reclassification of shares or a recapitalization of the Corporation) and other than pursuant to any dividend reinvestment plan or employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted, for a consideration having a Fair Market Value on the date of such issuance, sale or exchange less than the Non-Dilutive Amount (as hereinafter defined), then, subject to the provisions of paragraphs I(5) and (6), the Conversion Ratio shall be adjusted by multiplying such Conversion Ratio by a fraction the numerator of which shall be the sum of (a) the Fair Market Value of all the shares of Common Stock outstanding on the day immediately preceding the first public announcement of such issuance, sale or exchange plus (b) the Fair Market Value of the consideration received by the Corporation in respect of such issuance, sale or exchange of such right or warrant plus (c) the Fair Market Value at the time of such issuance of the consideration which the Corporation would receive upon exercise in full of all such rights or warrants, and the denominator of which shall be the product of (a) the Fair Market Value of a share of Common Stock on the day immediately preceding the first public announcement of such issuance, sale or exchange multiplied by (b) the sum of the number of shares of Common Stock outstanding on such day plus the maximum number of shares of Common Stock which could be acquired pursuant to such right or warrant at the time of the issuance, sale or exchange of such right or warrant (assuming shares of Common Stock could be acquired pursuant to such right or warrant at such time).

     (4) In the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, make any Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including a recapitalization or reclassification effected by a merger or consolidation to which paragraph H hereof does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, the Conversion Ratio in effect immediately prior to such Extraordinary Distribution or Pro Rata Repurchase shall, subject to paragraphs I(5) and (6), be adjusted by multiplying such Conversion Ratio by a fraction the numerator of which shall be (a) the product of (i) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by
APPENDIX H

(ii) the Fair Market Value (as herein defined) of a share of Common Stock on the Valuation Date (as hereinafter defined) with respect to an Extraordinary Distribution, or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be, minus (b) the Fair Market Value of the Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be, and the denominator of which shall be the product of (i) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase minus, in the case of a Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (ii) the Fair Market Value of a share of Common Stock on the record date with respect to an Extraordinary Distribution or on the applicable expiration date (including all extensions thereof) of any tender offer which is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase which is not a tender offer, as the case may be. The Corporation shall send each holder of ESOP Preferred Stock (x) notice of its intent to make any Extraordinary Distribution and (y) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated (including by announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading) to holders of Common Stock. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Ratio and the number of shares of Common Stock into which a share of ESOP Preferred Stock may be converted at such time.

     (5) Notwithstanding any other provisions of this paragraph I, the Corporation shall not be required to make any adjustment of the Conversion Ratio unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Ratio. Any lesser adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) in the Conversion Ratio.

     (6) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the Conversion Ratio pursuant to the foregoing provisions of this paragraph I, the Board of Directors of the Corporation shall consider whether such action is of such a nature that an adjustment to the Conversion Ratio should equitably be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that the adjustment to the Conversion Ratio should be made, an adjustment shall be made effective as of such date, as determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether an adjustment to the Conversion Ratio should be made pursuant to the foregoing provisions of this paragraph I(6), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all shareholders of the Corporation. The Corporation shall be entitled to make such additional adjustments in the Conversion Ratio, in addition to those required by the foregoing provisions of this paragraph I, as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of stock of the Corporation or any recapitalization of the Corporation shall not be taxable to holders of the Common Stock.

     (7) For purposes of this paragraph I, the following definitions shall apply:

          "Conversion Value" shall mean the Fair Market Value of the aggregate number of shares of Common Stock into which a share of ESOP Preferred Stock is convertible.

          "Extraordinary Distribution" shall mean any dividend or other distribution (effected while any of the shares of ESOP Preferred Stock are outstanding) (a) of cash, where the aggregate amount of such cash dividend and distribution together with the amount of all cash dividends and distributions made during the preceding period of 12 months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro

                                                                      APPENDIX H

     Rata Repurchase which is in excess of the Fair Market Value of the Common Stock repurchased as determined on the applicable expiration date (including all extensions thereof) of any tender offer or exchange offer which is a Pro Rata Repurchase, or the date of purchase with respect to any other Pro Rata Repurchase which is not a tender offer or exchange offer made during such period), exceeds Twelve and One-Half percent (12.5%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution and (b) any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in paragraph I(2)), evidence of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation), or any combination thereof. The Fair Market Value of an Extraordinary Distribution for purposes of paragraph I(4) shall be the sum of the Fair Market Value of such Extraordinary Distribution plus the amount of any cash dividends which are not Extraordinary Distributions made during such twelve-month period and not previously included in the calculation of an adjustment pursuant to paragraph I(4).

          "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer which are publicly traded, the average of the Current Market Prices (as hereinafter defined) of such shares or securities for each day of the Adjustment Period (as hereinafter defined). "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if such security is not quoted on Nasdaq, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on each such day shall not have been reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected for such purpose by the Board of Directors of the Corporation or a committee thereof on each trading day during the Adjustment Period. "Adjustment Period" shall mean the period of five (5) consecutive trading days preceding the date as of which the Fair Market Value of a security is to be determined. The "Fair Market Value" of any security which is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation or a committee thereof, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors or such committee available to make such determination, as determined in good faith by the Board of Directors of the Corporation or such committee.

          "Non-Dilutive Amount" in respect of an issuance, sale or exchange by the Corporation of any right or warrant to purchase or acquire shares of Common Stock (including any security convertible into or exchangeable for shares of Common Stock) shall mean the remainder of (a) the product of the Fair Market Value of a share of Common Stock on the day preceding the first public announcement of such issuance, sale or exchange multiplied by the maximum number of shares of Common Stock which could be acquired on such date upon the exercise in full of such rights and warrants (including upon the conversion or exchange of all such convertible or exchangeable securities), whether or not exercisable (or convertible or exchangeable) at such date, minus (b) the aggregate amount payable pursuant to such right or warrant to purchase or acquire such maximum number of shares of Common Stock; provided, however, that in no event shall the Non-Dilutive Amount be less than zero. For purposes of the foregoing sentence, in the case of a security convertible into or exchangeable for shares of Common Stock, the amount payable pursuant to a right or warrant to purchase or acquire shares of Common Stock shall be the Fair Market Value of such security on the date of the issuance, sale or exchange of such security by the Corporation.

APPENDIX H

          "Pro Rata Repurchase" shall mean any purchase of shares of Common Stock by the Corporation or any subsidiary thereof, whether for cash, shares of capital stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of a subsidiary of the Corporation), or any combination thereof, effected while any of the shares of ESOP Preferred Stock are outstanding, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares by the Corporation or any subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase. For purposes of this paragraph I(7), shares shall be deemed to have been purchased by the Corporation or any subsidiary thereof "in open market transactions" if they have been purchased substantially in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act, on the date shares of ESOP Preferred Stock are initially issued by the Corporation or on such other terms and conditions as the Board of Directors of the Corporation or a committee thereof shall have determined are reasonably designed to prevent such purchases from having a material effect on the trading market for the Common Stock.

          "Valuation Date" with respect to an Extraordinary Distribution shall mean the date that is five (5) business days prior to the record date for such Extraordinary Distribution.

     (8) Whenever an adjustment to the Conversion Ratio is required pursuant hereto, the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the ESOP Preferred Stock if there be one, and with the Secretary of the Corporation, a statement signed by two officers of the Corporation, stating the adjusted Conversion Ratio determined as provided herein and the voting rights (as appropriately adjusted) of the ESOP Preferred Stock. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustment, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the Conversion Ratio and the related voting rights of the ESOP Preferred Stock, the Corporation shall mail a notice thereof to each holder of shares of the ESOP Preferred Stock.

  J.  Ranking; Retirement of Shares.

     (1) The ESOP Preferred Stock shall rank (a) senior to the Common Stock as to the payment of dividends and the distribution of assets on liquidation, dissolution and winding-up of the Corporation and (b) unless otherwise provided in the Articles of Incorporation of the Corporation or an amendment to such Articles of Incorporation relating to a subsequent series of Preferred Shares, junior to all other series of Preferred Shares as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding-up.

     (2) Any shares of ESOP Preferred Stock acquired by the Corporation by reason of the conversion or redemption of such shares as provided hereby, or otherwise so acquired, shall be retired as shares of ESOP Preferred Stock and restored to the status of authorized but unissued shares of Preferred Shares, undesignated as to series, and may thereafter be reissued as part of a new series of such Preferred Shares as permitted by law.

  K.  Miscellaneous.

     (1) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid, addressed: (a) if to the Corporation, to its office at NationsBank Corporate Center, Charlotte, North Carolina 28255 (Attention: Treasurer) or to the transfer agent for the ESOP Preferred Stock, or other agent of the Corporation designated as permitted hereby or (b) if to any holder of the ESOP Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the ESOP

                                                                      APPENDIX H

Preferred Stock or Common Stock, as the case may be) or (c) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

     (2) The term "Common Stock" as used herein means the Corporation's Common Stock, as the same existed at the date of filing of the Amendment to the Corporation's Articles of Incorporation relating to the ESOP Preferred Stock or any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value. In the event that, at any time as a result of an adjustment made pursuant to paragraph I hereof, the holder of any share of the ESOP Preferred Stock upon thereafter surrendering such shares for conversion shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, the Conversion Ratio in respect of such other shares or securities so receivable upon conversion of shares of ESOP Preferred Stock shall thereafter be adjusted, and shall be subject to further adjustment from time to time, in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in paragraph I hereof, and the provisions of paragraphs A through H, J, and K hereof with respect to the Common Stock shall apply on like or similar terms to any such other shares or securities.

     (3) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of ESOP Preferred Stock or shares of Common Stock or other securities issued on account of ESOP Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of ESOP Preferred Stock or Common Stock or other securities in a name other than that in which the shares of ESOP Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any such shares or securities other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

     (4) In the event that a holder of shares of ESOP Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such shares should be registered or to whom payment upon redemption of shares of ESOP Preferred Stock should be made or the address to which the certificate or certificates representing such shares, or such payment, should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the holder of such ESOP Preferred Stock as shown on the records of the Corporation and to send the certificate or certificates representing such shares, or such payment, to the address of such holder shown on the records of the Corporation.

     (5) The Corporation may appoint, and from time to time discharge and change, a transfer agent for the ESOP Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of ESOP Preferred Stock.

APPENDIX H

(c) $2.50 Cumulative Convertible Preferred Stock, Series BB.

  A.  Designation.

     The designation of this series is "$2.50 Cumulative Convertible Preferred Stock, Series BB" (hereinafter referred to as the "Series BB Preferred Stock"), and the initial number of shares constituting such series shall be 20,000,000, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors. The Series BB Preferred Stock shall rank prior to each of the Common Stock, the Series B Preferred Stock and the ESOP Preferred Stock with respect to the payment of dividends and the distribution of assets.

  B.  Dividend Rights.

     (1) The holders of shares of Series BB Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available therefor, cumulative preferential cash dividends, accruing from January 1, 1998, at the annual rate of $2.50 per share, and no more, payable quarterly on the first day of January, April, July and October of each year (each of the quarterly periods ending on the last day of March, June, September and December being hereinafter referred to as a "dividend period"). Dividends on the Series BB Preferred Stock shall first become payable on the first day of January, April, July or October, as the case may be, next following the date of issuance; provided, however, that if the first dividend period ends within 20 days of the date of issuance, such initial dividend shall be payable at the completion of the first full dividend period.

     (2) Dividends on shares of Series BB Preferred Stock shall be cumulative from January 1, 1998, whether or not there shall be funds legally available for the payment thereof. Accumulations of dividends on the Series BB Preferred Stock shall not bear interest. The Corporation shall not (i) declare or pay or set apart for payment any dividends or distributions on any stock ranking as to dividends junior to the Series BB Preferred Stock (other than dividends paid in shares of such junior stock) or (ii) make any purchase or redemption of, or any sinking fund payment for the purchase or redemption of, any stock ranking as to dividends junior to the Series BB Preferred Stock (other than a purchase or redemption made by issue or delivery of such junior stock) unless all dividends payable on all outstanding shares of Series BB Preferred Stock for all past dividend periods shall have been paid in full or declared and a sufficient sum set apart for payment thereof; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund regardless of whether at the time of such application all dividends payable on all outstanding shares of Series BB Preferred Stock for all past dividend periods shall have been paid in full or declared and a sufficient sum set apart for payment thereof.

     (3) All dividends declared on shares of Series BB Preferred Stock and any other class of preferred stock or series thereof ranking on a parity as to dividends with the Series BB Preferred Stock shall be declared pro rata, so that the amounts of dividends declared on the Series BB Preferred Stock and such other preferred stock for the same dividend period, or for the dividend period of the Series BB Preferred Stock ending within the dividend period of such other stock, shall, in all cases, bear to each other the same ratio that accrued dividends on the shares of Series BB Preferred Stock and such other stock bear to each other.

  C.  Liquidation Preference.

     (1) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series BB Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders an amount equal to $25 per share plus an amount equal to accrued and unpaid dividends thereon to and including the date of such distribution, and no more, before any distribution shall be made to the holders of any class of stock of the Corporation ranking junior to the Series BB Preferred Stock as to the distribution of assets.

                                                                      APPENDIX H

     (2) In the event the assets of the Corporation available for distribution to shareholders upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to the Series BB Preferred Stock and any other shares of preferred stock of the Corporation ranking on a parity with the Series BB Preferred Stock as to the distribution of assets, the holders of Series BB Preferred Stock and the holders of such other preferred stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

     (3) The merger or consolidation of the Corporation into or with any other corporation, the merger or consolidation of any other corporation into or with the Corporation or the sale of the assets of the Corporation substantially as an entirety shall not be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph C.

  D.  Redemption.

     (1) The Corporation, at its option, may redeem all or any shares of the Series BB Preferred Stock at any time at a redemption price (the "Redemption Price") consisting of the sum of (i) $25 per share and (ii) an amount equal to accrued and unpaid dividends thereon to and including the date of redemption.

     (2) If less than all the outstanding shares of Series BB Preferred Stock are to be redeemed, the shares to be redeemed shall be selected pro rata as nearly as practicable or by lot, as the Board of Directors may determine.

     (3) Notice of any redemption shall be given by first class mail, postage prepaid, mailed not less than 60 nor more than 90 days prior to the date fixed for redemption to the holders of record of the shares of Series BB Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. Notice so mailed shall be conclusively presumed to have been duly given whether or not actually received. Such notice shall state: (1) the date fixed for redemption; (2) the Redemption Price; (3) the right of the holders of Series BB Preferred Stock to convert such stock into Common Stock until the close of business on the 15th day prior to the redemption date (or the next succeeding business day, if the 15th day is not a business day); (4) if less than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; and (5) the place(s) where certificates for such shares are to be surrendered for payment of the Redemption Price. If such notice is mailed as aforesaid, and if on or before the date fixed for redemption funds sufficient to redeem the shares called for redemption are set aside by the Corporation in trust for the account of the holders of the shares to be redeemed, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after the redemption date the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue, and all rights of the holders of such shares as shareholders of the corporation shall cease, except the right to receive the Redemption Price, without interest, upon surrender of the certificate(s) representing such shares. Upon surrender in accordance with the aforesaid notice of the certificate(s) for any shares so redeemed (duly endorsed or accompanied by appropriate instruments of transfer, if so required by the Corporation in such notice), the holders of record of such shares shall be entitled to receive the Redemption Price, without interest.

     (4) At the option of the Corporation, if notice of redemption is mailed as aforesaid, and if prior to the date fixed for redemption funds sufficient to pay in full the Redemption Price are deposited in trust, for the account of the holders of the shares to be redeemed, with a bank or trust company named in such notice doing business in the Borough of Manhattan, the City of New York, State of New York or the City of Charlotte, State of North Carolina and having capital, surplus and undivided profits of at least $3 million, which bank or trust company also may be the Transfer Agent and/or Paying Agent for the Series BB Preferred Stock, notwithstanding the fact that any certificate for shares called for redemption shall not have been surrendered for cancellation, on and after such date of deposit the shares represented thereby so called for redemption shall be deemed to be no longer outstanding, and all rights of the holders of such shares as shareholders of the Corporation shall cease, except the right of the holders thereof to convert such shares in accordance with the provisions of paragraph F at any time prior to the close of business on the 15th day prior to the redemption

APPENDIX H
date (or the next succeeding business day, if the 15th day is not a business day), and the right of the holders thereof to receive out of the funds so deposited in trust the Redemption Price, without interest, upon surrender of the certificate(s) representing such shares. Any funds so deposited with such bank or trust company in respect of shares of Series BB Preferred Stock converted before the close of business on the 15th day prior to the redemption date (or the next succeeding business day, if the 15th day is not a business day) shall be returned to the Corporation upon such conversion. Any funds so deposited with such a bank or trust company which shall remain unclaimed by the holders of shares called for redemption at the end of six years after the redemption date shall be repaid to the Corporation, on demand, and thereafter the holder of any such shares shall look only to the Corporation for the payment, without interest, of the Redemption Price.

     (5) Any provisions of paragraph D or E to the contrary notwithstanding, in the event that any quarterly dividend payable on the Series BB Preferred Stock shall be in arrears and until all such dividends in arrears shall have been paid or declared and set apart for payment, the Corporation shall not redeem any shares of Series BB Preferred Stock unless all outstanding shares of Series BB Preferred Stock are simultaneously redeemed and shall not purchase or otherwise acquire any shares of Series BB Preferred Stock except in accordance with a purchase offer made by the Corporation on the same terms to all holders of record of Series BB Preferred Stock for the purchase of all outstanding shares thereof.

  E.  Purchase by the Corporation.

     (1) Except as provided in paragraph D(5), the Corporation shall be obligated to purchase shares of Series BB Preferred Stock tendered by the holder thereof for purchase hereunder, at a purchase price consisting of the sum of (i) $25 per share and (ii) an amount equal to accrued and unpaid dividends thereon to and including the date of purchase. In order to exercise his right to require the Corporation to purchase his shares of Series BB Preferred Stock, the holder thereof shall surrender the Certificate(s) therefor duly endorsed if the Corporation shall so require or accompanied by appropriate instruments of transfer satisfactory to the Corporation, at the office of the Transfer Agent(s) for the Series BB Preferred Stock, or at such other office as may be designated by the Corporation, together with written notice that such holder irrevocably elects to sell such shares to the Corporation. Shares of Series BB Preferred Stock shall be deemed to have been purchased by the Corporation immediately prior to the close of business on the date such shares are tendered for sale to the Corporation and notice of election to sell the same is received by the Corporation in accordance with the foregoing provisions. As of such date the shares so tendered for sale shall be deemed to be no longer outstanding, dividends thereon shall cease to accrue and all rights of the holder of such shares as a shareholder of the Corporation shall cease, except the right to receive the purchase price.

  F.  Conversion Rights.

     The holders of shares of Series BB Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock on the following terms and conditions:

     (1) Shares of Series BB Preferred Stock shall be convertible at any time into fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/1,000 of a share) at the initial rate of 6.17215 shares of Common Stock for each share of Series BB Preferred Stock surrendered for conversion (the "Conversion Rate"). The Conversion Rate shall be subject to adjustment from time to time as hereinafter provided. No payment or adjustment shall be made on account of any accrued and unpaid dividends on shares of Series BB Preferred Stock surrendered for conversion prior to the record date for the determination of shareholders entitled to such dividends or on account of any dividends on the Common Stock issued upon such conversion subsequent to the record date for the determination of shareholders entitled to such dividends. If any shares of Series BB Preferred Stock shall be called for redemption, the right to convert the shares designated for redemption shall terminate at the close of business on the 15th day prior to the redemption date (or the next succeeding business day, if the 15th day is not a business day) unless default be made in the payment of the Redemption Price. In the event of default in the payment of the Redemption Price, the right to convert the shares designated for redemption shall terminate at the close of business on the business day immediately preceding the date that such default is cured.

                                                                      APPENDIX H

     (2) In order to convert shares of Series BB Preferred Stock into Common Stock, the holder thereof shall surrender the certificate(s) therefor, duly endorsed if the Corporation shall so require, or accompanied by appropriate instruments of transfer satisfactory to the Corporation, at the office of the Transfer Agent(s) for the Series BB Preferred Stock, or at such other office as may be designated by the Corporation, together with written notice that such holder irrevocably elects to convert such shares. Such notice shall also state the name(s) and address(es) in which such holder wishes the certificate(s) for the shares of Common Stock issuable upon conversion to be issued. As soon as practicable after receipt of the certificate(s) representing the shares of Series BB Preferred Stock to be converted and the notice of election to convert the same, the Corporation shall issue and deliver at said office a certificate or certificates for the number of whole shares of Common Stock issuable upon conversion of the shares of Series BB Preferred Stock surrendered for conversion, together with a cash payment in lieu of any fraction of a share, as hereinafter provided, to the person(s) entitled to receive the same. Shares of Series BB Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date such shares are surrendered for conversion and notice of election to convert the same is received by the Corporation in accordance with the foregoing provisions, and the person(s) entitled to receive the Common Stock issuable upon such conversion shall be deemed for all purposes as record holder(s) of such Common Stock as of such date.

     (3) No fractional shares of Common Stock shall be issued upon conversion of any shares of Series BB Preferred Stock. If more than one share of Series BB Preferred Stock is surrendered at one time by the same holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If the conversion of any shares of Series BB Preferred Stock results in a fractional share of Common Stock, the Corporation shall pay cash in lieu thereof in an amount equal to such fraction multiplied times the closing price of the Common Stock on the date on which the shares of Series BB Preferred Stock were duly surrendered for conversion, or if such date is not a trading date, on the next succeeding trading date. The closing price of the Common Stock for any day shall mean the last reported sales price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, on the New York Stock Exchange, or, if the Common Stock is not then listed on such Exchange, on the principal national securities exchange on which the Common Stock is listed for trading, or, if not then listed for trading on any national securities exchange, the average of the closing bid and asked prices of the Common Stock as furnished by the National Quotation Bureau, Inc., or if the National Quotation Bureau, Inc. ceases to furnish such information, by a comparable independent securities quotation service.

     (4) In the event the Corporation shall at any time (i) pay a dividend or make a distribution to holders of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of any shares of Series BB Preferred Stock surrendered for conversion after such record date or effective date shall be entitled to receive the number of shares of Common Stock which he would have owned or have been entitled to receive immediately following such record date or effective date had such shares of Series BB Preferred Stock been converted immediately prior thereto.

     (5) Whenever the Conversion Rate shall be adjusted as herein provided (i) the Corporation shall forthwith keep available at the office of the Transfer Agent(s) for the Series BB Preferred Stock a statement describing in reasonable detail the adjustment, the facts requiring such adjustment and the method of calculation used; and (ii) the Corporation shall cause to be mailed by first class mail, postage prepaid, as soon as practicable to each holder of record of shares of Series BB Preferred Stock a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate.

     (6) In the event of any consolidation of the Corporation with or merger of the Corporation into any other corporation (other than a merger in which the Corporation is the surviving corporation) or a sale of the assets of the Corporation substantially as an entirety, the holder of each share of Series BB Preferred Stock shall have the right, after such consolidation, merger or sale to convert such share into the number and kind of shares of stock or other securities and the amount and kind of property receivable upon such consolidation,
APPENDIX H
merger or sale by a holder of the number of shares of Common Stock issuable upon conversion of such share of Series BB Preferred Stock immediately prior to such consolidation, merger or sale. Provision shall be made for adjustments in the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments provided for in paragraph F(4). The provisions of this paragraph F(6) shall similarly apply to successive consolidations, mergers and sales.

     (7) The Corporation shall pay any taxes that may be payable in respect of the issuance of shares of Common Stock upon conversion of shares of Series BB Preferred Stock, but the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance of shares of Common Stock in a name other than that in which the shares of Series BB Preferred Stock so converted are registered, and the Corporation shall not be required to issue or deliver any such shares unless and until the person(s) requesting such issuance shall have paid to the Corporation the amount of any such taxes, or shall have established to the satisfaction of the Corporation that such taxes have been paid.

     (8) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable upon the conversion of all shares of Series BB Preferred Stock then outstanding.

     (9) In the event that:

          (i) The Corporation shall declare a dividend or any other distribution on its Common Stock, payable otherwise than in cash out of retained earnings; or

          (ii) The Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (iii) The Corporation shall propose to effect any consolidation of the Corporation with or merger of the Corporation with or into any other corporation or a sale of the assets of the company substantially as an entirety which would result in an adjustment under paragraph F(6), the Corporation shall cause to be mailed to the holders of record of Series BB Preferred Stock at least 20 days prior to the applicable date hereinafter specified a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such consolidation, merger or sale is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such consolidation, merger or sale. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, consolidation, merger or sale.

  G.  Voting Rights.

     Holders of Series BB Preferred Stock shall have no voting rights except as required by law and as follows: in the event that any quarterly dividend payable on the Series BB Preferred Stock is in arrears, the holders of Series BB Preferred Stock shall be entitled to vote together with the holders of Common Stock at the Corporation's next meeting of shareholders and at each subsequent meeting of shareholders unless all dividends in arrears have been paid or declared and set apart for payment prior to the date of such meeting. For the purpose of this paragraph G, each holder of Series BB Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which his Series BB Preferred Stock is then convertible.

  H.  Reacquired Shares.

     Shares of Series BB Preferred Stock converted, redeemed, or otherwise purchased or acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock without designation as to series.

                                                                      APPENDIX H

  I.  No Sinking Fund.

     Shares of Series BB Preferred Stock are not subject to the operation of a sinking fund.

     4. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     5. No holder of any stock of the Corporation of any class now or hereafter authorized shall have any preemptive right to purchase, subscribe for, or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized, or any securities exchangeable for or convertible into any such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares whether such shares, securities, warrants or other instruments be unissued, or issued and thereafter acquired by the Corporation.

     6. To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation, its shareholders or otherwise for monetary damage for breach of his duty as a director. Any repeal or modification of this Article shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     7. In furtherance and not in limitation of the powers conferred by law, the Board of Directors of the Corporation is expressly authorized and empowered to make, alter and repeal the By-Laws of the Corporation by a majority vote at any regular or special meeting of the Board of Directors or by written consent, subject to the power of the stockholders of the Corporation to alter or repeal any By-Laws made by the Board of Directors.

     8. The Corporation reserves the right at any time from time to time to amend or repeal any provision contained in this Certificate of Incorporation, and to add any other provisions authorized by the laws of the State of Delaware at the time in force; and all rights, preferences and privileges conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article.

     9. Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

     10. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation or may be effected by consent in writing in lieu of a meeting of such stockholders if consents are signed by all stockholders of the Corporation entitled to vote on such action.

     11. The name and mailing address of the incorporator
is                                             .

                          NAME                                      ADDRESS
                          ----                                      -------
        Trevor Norwitz                             c/o Wachtell, Lipton, Rosen & Katz
                                                   51 West 52nd Street
                                                   New York, New York 10019

     IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinbefore named, do hereby further certify that the facts hereinabove stated are truly set forth and, accordingly, I have hereunto set my hand this 31st day of July, 1998.

                                          /s/ TREVOR S. NORWITZ
                                          --------------------------------------
                                          Incorporator

APPENDIX H

(NATIONSBANK(R) LOGO)
                                                              [BANKAMERICA LOGO]

                              (RECYCLED PAPER LOGO

                                 (SOY INK LOGO

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             BANKAMERICA CORPORATION
                          PROXY/VOTING INSTRUCTION CARD

         I appoint (and authorize ChaseMellon Shareholder Services, LLP to take all necessary steps on my behalf to confirm such appointment) David Coulter, James Roethe and Cheryl Sorokin, individually and together, proxies with full power of substitution, to vote all of my BankAmerica Corporation common stock at the Special Meeting of Shareholders to be held at Nob Hill Masonic Center, 1111 California Street, San Francisco, California on September 24, 1998, at 9:00 a.m. (Pacific Time) and at any adjournment or postponement of the meeting. In the absence of instructions from me my proxies will vote in accordance with the Directors' recommendations on the reverse side of this card. My proxies may vote according to their discretion on any other matter which may properly come before the meeting. I revoke any proxy previously given and acknowledge that I may revoke this proxy prior to its exercise.

         This card also provides voting instructions to the trustee of the BankAmerica 401(k) Investment Plan (Plan) for participants with shares allocated to their accounts. The trustee will only vote those Plan shares for which voting instructions are received. Employee participants in the Plan may authorize a proxy to vote their shares by telephone as described on the reverse side of this proxy card unless they wish to provide different voting instructions for the Plan shares versus shares held directly. Your directions to vote shares held in the Plan will be kept confidential. (See Joint Proxy Statement--Prospectus under "BankAmerica").

         YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE OTHER SIDE OF THIS CARD. OR, IF YOU ARE A SHAREHOLDER OF RECORD, OR A 401(k) PLAN PARTICIPANT USE THE TOLL-FREE TELEPHONE NUMBER OR THE INTERNET VOTING PROCEDURES SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD TO AUTHORIZE A PROXY OR GIVE INSTRUCTIONS TO THE 401(k) PLAN TRUSTEE TO VOTE YOUR SHARES. YOU WILL REDUCE BAC'S EXPENSE IN SOLICITING PROXIES IF YOU AUTHORIZE A PROXY TO VOTE BY TELEPHONE OR INTERNET.

       (Continued, and to be marked, dated and signed, on the other side)

                              FOLD AND DETACH HERE



                                     [LOGO]





Recycled paper is used for all the materials you received with this package, including the envelopes.

                                                 Please mark   / X /
                                                 your votes
                                                 like this.

              The Board of Directors recommends a vote FOR Item 1.

Item 1. Approval of the Agreement and Plan of Reorganization, dated as of April 10, 1998, by and between NationsBank Corporation and BankAmerica Corporation, and the transactions contemplated by that agreement.


         /  /   FOR   /  /   AGAINST  /  /   ABSTAIN


I/We plan to attend the special meeting in San Francisco, California: please send ticket (admits 2) / /


Signature_______________________Signature_______________________Date___________
NOTE: Please sign exactly as name(s) appear(s) hereon. If acting as an executor, administrator, trustee, custodian, guardian, etc., you should so indicate in signing. If the shareholder is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign. Date and promptly return this card in the envelope provided.

                              FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE


Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: CALL 1-800-435-6710 ON A TOUCH-TONE PHONE ANYTIME. THERE IS
               NO CHARGE TO YOU FOR THIS CALL.

               You will be asked to enter the Control Number (look below at right).

     OPTION A: To vote as the Board of Directors recommends, press 1.
               Your vote will be confirmed.

     OPTION B: If you choose to vote AGAINST or ABSTAIN, press 0. You will hear these instructions:

               Item 1: To vote FOR, press 1; AGAINST, press 2; ABSTAIN, press 3.

               When asked, you must confirm your vote by pressing 1.

VOTE BY INTERNET:  http://www.eproxy.com/bac/

Please have this card handy when you call or log on to the Internet. You'll need it in front of you in order to complete the voting process. There may be Internet charges (usage or server fees) that must be paid by the shareholder.

BAC has been advised by counsel that these telephone and Internet voting procedures comply with Delaware law.

                                             FOR TELEPHONE AND INTERNET VOTING: